                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

================================================================================

                AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT

                           dated as of April 20, 2007

                                      among

                       THE GOODYEAR TIRE & RUBBER COMPANY,
                                  as Borrower,

                            The LENDERS Party Hereto,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                               as Collateral Agent

                                       and

                            JPMORGAN CHASE BANK, N.A.
                             as Administrative Agent

J.P. MORGAN SECURITIES INC.,                      DEUTSCHE BANK SECURITIES INC.,
   as Joint Lead Arranger                             as Joint Lead Arranger
    and Joint Bookrunner                               and Joint Bookrunner

================================================================================

                                                                 [CS&M 6701-315]

                                 IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS CREDIT AGREEMENT OUTSIDE THE REPUBLIC OF AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY OF THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY NOTICE OR OTHER COMMUNICATION (INCLUDING BY EMAIL OR OTHER ELECTRONIC TRANSMISSION) INTO OR FROM THE REPUBLIC OF AUSTRIA MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY ON THE CREDIT FACILITY PROVIDED FOR HEREIN, WHICH MAY BE FOR THE ACCOUNT OF THE PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING THIS CREDIT AGREEMENT SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.19 AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

                                Table of Contents

                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   Definitions

SECTION 1.01. Defined Terms .............................................      1
SECTION 1.02. [intentionally omitted] ...................................     41
SECTION 1.03. Terms Generally ...........................................     41
SECTION 1.04. Accounting Terms; GAAP ....................................     42

                                  ARTICLE II

                                  The Credits

SECTION 2.01. Restatement Date Transactions .............................     42
SECTION 2.02. Loans and Borrowings ......................................     43
SECTION 2.03. Borrowing Procedure .......................................     43
SECTION 2.04. Funding of Purchases ......................................     44
SECTION 2.05. Interest Elections ........................................     44
SECTION 2.06. Repayment of Loans; Evidence of Debt ......................     46
SECTION 2.07. Prepayment of Loans .......................................     46
SECTION 2.08. Fees ......................................................     47
SECTION 2.09. Interest ..................................................     47
SECTION 2.10. Alternate Rate of Interest ................................     48
SECTION 2.11. Increased Costs ...........................................     48
SECTION 2.12. Break Funding Payments ....................................     49
SECTION 2.13. Taxes .....................................................     50
SECTION 2.14. Payments Generally; Pro Rata Treatment; Sharing of
              Setoffs ...................................................     51
SECTION 2.15. Mitigation Obligations; Replacement of Lenders ............     53
SECTION 2.16. Co-Borrowers ..............................................     54

                                   ARTICLE III

                         Representations and Warranties

SECTION 3.01. Organization; Powers ......................................     56
SECTION 3.02. Authorization; Enforceability .............................     56
SECTION 3.03. Governmental Approvals; No Conflicts ......................     56
SECTION 3.04. Financial Statements; No Material Adverse Change ..........     57
SECTION 3.05. Litigation and Environmental Matters ......................     57
SECTION 3.06. Compliance with Laws and Agreements .......................     58

SECTION 3.07. Investment Company Status .................................     58
SECTION 3.08. ERISA and Canadian Pension Plans ..........................     58
SECTION 3.09. Disclosure ................................................     58
SECTION 3.10. Security Interests ........................................     59
SECTION 3.11. Use of Proceeds ...........................................     60

                                   ARTICLE IV

                                   Conditions

SECTION 4.01. Restatement Date ..........................................     60

                                    ARTICLE V

                              Affirmative Covenants

SECTION 5.01. Financial Statements and Other Information ................     64
SECTION 5.02. Notices of Defaults .......................................     65
SECTION 5.03. Existence; Conduct of Business ............................     66
SECTION 5.04. Maintenance of Properties .................................     66
SECTION 5.05. Books and Records; Inspection and Audit Rights ............     66
SECTION 5.06. Compliance with Laws ......................................     66
SECTION 5.07. Insurance .................................................     66
SECTION 5.08. Guarantees and Collateral .................................     66

                                   ARTICLE VI

                               Negative Covenants

SECTION 6.01. Limitation on Indebtedness ................................     68
SECTION 6.02. Limitation on Restricted Payments .........................     72
SECTION 6.03. Limitation on Restrictions on Distributions from Restricted
              Subsidiaries ..............................................     76
SECTION 6.04. Limitation on Sales of Assets and Subsidiary Stock ........     78
SECTION 6.05. Limitation on Transactions with Affiliates ................     80
SECTION 6.06. Limitation on Liens .......................................     82
SECTION 6.07. Limitation on Sale/Leaseback Transactions .................     85
SECTION 6.08. Fundamental Changes .......................................     86

                                   ARTICLE VII

                                Events of Default

SECTION 7.01. Events of Default .........................................     86

                                  ARTICLE VIII

                                   The Agents

                                   ARTICLE IX

                                  Miscellaneous

SECTION 9.01. Notices ...................................................     92
SECTION 9.02. Waivers; Amendments .......................................     92
SECTION 9.03. Expenses; Indemnity; Damage Waiver ........................     94
SECTION 9.04. Successors and Assigns ....................................     95
SECTION 9.05. Survival ..................................................     99
SECTION 9.06. Counterparts; Integration; Effectiveness ..................    100
SECTION 9.07. Severability ..............................................    100
SECTION 9.08. Right of Setoff ...........................................    100
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of
              Process ...................................................    100
SECTION 9.10. WAIVER OF JURY TRIAL ......................................    101
SECTION 9.11. Headings ..................................................    101
SECTION 9.12. Confidentiality ...........................................    101
SECTION 9.13. Interest Rate Limitation ..................................    102
SECTION 9.14. Security Documents ........................................    102
SECTION 9.15. Additional Financial Covenants ............................    103
SECTION 9.16. Lenders Lien Subordination and Intercreditor Agreement ....    103
SECTION 9.17. Effect of Restatement .....................................    103
SECTION 9.18. USA Patriot Act Notice ....................................    104
SECTION 9.19. Austrian Matters ..........................................    104

SCHEDULES:

Schedule 1.01A   -- Consent Subsidiaries
Schedule 1.01B   -- Mortgaged Properties
Schedule 1.01C   -- Senior Subordinated-Lien Indebtedness
Schedule 2.01    -- Lenders on the Restatement Date
Schedule 3.10(b) -- Mortgaged Properties
Schedule 3.10(c) -- Material Intellectual Property
Schedule 4.01    -- Post-Restatement Date Delivery Requirements
Schedule 6.06    -- Existing Liens

EXHIBITS:

Exhibit A   -- Form of Borrowing Request
Exhibit B   -- Form of Interest Election Request
Exhibit C   -- Form of Promissory Note
Exhibit D   -- Form of Assignment and Assumption
Exhibit E-1 -- Form of Opinion of Borrower's Outside Counsel
Exhibit E-2 -- Form of Opinion of the General Counsel, the Associate General
               Counsel or an Assistant General Counsel of the Borrower
Exhibit F   -- Form of Reaffirmation Agreement
Exhibit G   -- Form of Restatement Date Perfection Certificate

                    AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT dated as of April 20, 2007 (this "Agreement"), among THE GOODYEAR TIRE & RUBBER COMPANY; the LENDERS party hereto; DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

          The Borrower has requested that the Lenders agree to amend and restate the Existing Credit Agreement (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in Article I) in order to continue a portion of the Loans thereunder and to refinance a portion of the Loans thereunder in an aggregate principal amount for all such continued and refinanced Loans not to exceed $1,200,000,000. The Lenders are willing to continue such Loans and to make such refinancing Loans to the Borrower, and to amend and restate the Existing Credit Agreement in the form hereof, on the terms and subject to the conditions herein set forth. The proceeds of Borrowings hereunder on the Effective Date (as defined in the Existing Credit Agreement) were used for working capital and general corporate purposes of the Borrower and the Subsidiaries. The proceeds of Borrowings hereunder on the Restatement Date will be used to repay the Loans outstanding under the Existing Credit Agreement on the Restatement Date that will not continue as Loans of the Continuing Lenders.

          The Borrower has also requested that it be given the ability to designate its subsidiaries Goodyear Canada, Inc., a Canadian corporation, and Goodyear, SA, a Luxembourg corporation, as co-borrowers with respect to a portion of the Loans not to exceed at any time $800,000,000 in the aggregate for both Goodyear Canada, Inc. and Goodyear, SA. Following any such designation, the applicable co-borrower will be jointly and severally liable with the Borrower in respect of such portion of the Loans. Following the initial designations as co-borrowers, the Borrower will have the ability on up to three additional occasions to reallocate the amount in respect of which either subsidiary is a co-borrower. The Lenders are willing to permit such designations and reallocations on the terms and subject to the conditions herein set forth.

          Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

          SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Additional Assets" means:

          (a) any property or assets (other than Indebtedness and Capital Stock) to be used by the Borrower or a Restricted Subsidiary;

          (b) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Borrower or another Restricted Subsidiary; or

          (c) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary;

provided, however, that any such Restricted Subsidiary described in clauses (b) or (c) above is primarily engaged in a Permitted Business.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means JPMCB, in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity.

          "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Affiliate Transaction" has the meaning set forth in Section 6.05(a).

          "Agents" means the Administrative Agent and the Collateral Agent.

          "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Approved Fund" means (a) with respect to any Lender, a CLO managed by such Lender or by an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Arrangers" means J.P. Morgan Securities Inc., as Joint Lead Arranger and Joint Bookrunner, and Deutsche Bank Securities Inc., as Joint Lead Arranger and Joint Bookrunner, for the credit facility established by this Agreement.

          "Asset Disposition" means any sale, lease, transfer or other disposition (or series of sales, leases, transfers or dispositions that are part of a common plan) by the Borrower or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of:

          (a) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Borrower or a Restricted Subsidiary);

          (b) all or substantially all the assets of any division or line of business of the Borrower or any Restricted Subsidiary; or

          (c) any other assets of the Borrower or any Restricted Subsidiary outside of the ordinary course of business of the Borrower or such Restricted Subsidiary;

other than, in the case of clauses (a), (b) and (c) above,

               (1) a disposition by a Restricted Subsidiary to the Borrower or by the Borrower or a Restricted Subsidiary to a Restricted Subsidiary;

               (2) for purposes of Section 6.04 only, a disposition subject to
          Section 6.02;

               (3) a disposition of assets with a Fair Market Value of less than $10,000,000;

               (4) a sale of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" to a Receivables Entity;

               (5) a transfer of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" (or a fractional undivided interest therein) by a Receivables Entity in a Qualified Receivables Transaction; and

               (6) any Specified Asset Sale.

          "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit D or any other form approved by the Administrative Agent.

          "Attributable Debt" means, with respect to any Sale/Leaseback Transaction that does not result in a Capitalized Lease Obligation, the present value (computed in accordance with GAAP) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease which is terminable by the lessee upon payment of a penalty, the Attributable Debt shall be the lesser of (i) the Attributable Debt determined assuming termination upon the first date such lease may be terminated (in which case the Attributable Debt shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) and (ii) the Attributable Debt determined assuming no such termination.

          "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (a) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or scheduled redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (b) the sum of all such payments.

          "Bank Indebtedness" means all obligations under the U.S. Bank Indebtedness and European Bank Indebtedness.

          "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

          "Board of Directors" means the board of directors of the Borrower or any committee thereof duly authorized to act on behalf of the board of directors of the Borrower.

          "Borrower" means Goodyear. In addition, when used in respect of a Co-Borrower Loan or any obligation or payment in respect of a Co-Borrower Loan, references to the "Borrower" shall include both Goodyear and the Co-Borrower in respect of such Co-Borrower Loan.

          "Borrowing" means Loans of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03 in substantially the form of Exhibit A hereto.

          "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Canadian Benefit Plans" means all material employee benefit plans of any nature or kind whatsoever that are not Canadian Pension Plans and are maintained or contributed to by any Credit Party having employees in Canada.

          "Canadian Pension Plans" means each plan which is a registered pension plan within the meaning of the Income Tax Act (Canada).

          "Canadian Security Agreements" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Canadian Tax Opinion" means an opinion of independent tax counsel reasonably acceptable to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, to the effect that no withholding of Canadian tax would be required on any payment with respect to any Co-Borrower Loan for which Goodyear Canada is a co-obligor.

          "Capitalized Lease Obligations" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP.

          "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such entity.

          "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the United States Securities and Exchange Commission thereunder as in effect on the date hereof), of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) directors on the date hereof or nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated.

          "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.11(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "CLO" means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course and is administered or managed by a Lender or an Affiliate of such Lender.

          "Co-Borrower" means each of Goodyear Canada and Goodyear, SA, a Luxembourg corporation.

          "Co-Borrower Loan" means, as to a Co-Borrower, each Loan (or portion of a Loan) designated as a Co-Borrower Loan of such Co-Borrower pursuant to
Section 2.16.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral" means all the assets and rights that secure any of the Obligations pursuant to the Security Documents.

          "Collateral Agent" means Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Lenders under the Guarantee and Collateral Agreement and the other Security Documents, and shall include each of its sub-agents hereunder.

          "Commitment" means, with respect to each applicable Lender, the commitment of such Lender to make Loans on the Restatement Date, expressed as an amount representing the maximum permitted aggregate amount of the Loans to be made by such Lender. The amount of each applicable Lender's Commitment is set forth on Schedule 2.01. The aggregate amount of the Commitments, taken together with the amount of Loans that will continue on the Restatement Date to be held by the Continuing Lenders, is $1,200,000,000.

          "Consent Subsidiary" means (a) any Subsidiary listed on Schedule 1.01A and (b) any Subsidiary not on Schedule 1.01A or formed or acquired after the Restatement Date, in respect of which (A) the consent of any Person other than the Borrower or any Wholly Owned Subsidiary is required by applicable law or the terms of any organizational document of such Subsidiary or other agreement of such Subsidiary or any Affiliate of such Subsidiary in order for such Subsidiary to execute the Guarantee and Collateral Agreement as a Grantor or a Subsidiary Guarantor and perform its obligations thereunder, or in order for Capital Stock of such Subsidiary to be pledged under the Security Documents, as the case may be, and (B) the Borrower endeavored in good faith to obtain such consents and such consents shall not have been obtained. Notwithstanding the foregoing, no Subsidiary shall be a Consent Subsidiary at any time that it is a guarantor of, or has provided any collateral to secure, Indebtedness for borrowed money of the Borrower, and any Consent Subsidiary (including a Consent Subsidiary listed in
Schedule 1.01A) that at any time ceases to meet the test set forth in clause (A) shall cease to be a Consent Subsidiary. No Subsidiary shall be a Consent Subsidiary if it is a Guarantor or a Grantor under the First Lien Guarantee and Collateral Agreement or the Third Lien Collateral Agreement, a US Guarantor under the European Guarantee and Collateral Agreement or a Subsidiary Guarantor or Grantor Subsidiary Guarantor under the Junior Lien Indenture or the 2006 Indenture.

          "Consolidated Coverage Ratio" as of any date of determination means the ratio of:

               (1) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which financial statements have been filed with the SEC to

               (2) Consolidated Interest Expense for such four fiscal quarters;

          provided, however, that:

                    (A) if the Borrower or any Restricted Subsidiary has
               Incurred any Indebtedness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period,

                    (B) if the Borrower or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio, EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Borrower or such Restricted Subsidiary had not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness,

                    (C) if since the beginning of such period the Borrower or
               any Restricted Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Borrower or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Borrower and its Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Borrower and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale),

                    (D) if since the beginning of such period the Borrower or
               any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person that becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of an operating unit, division or line of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period, and

                    (E) if since the beginning of such period any Person that
               subsequently became a Restricted Subsidiary or was merged with or into the Borrower or any Restricted Subsidiary since the beginning of such period shall have made any Asset Disposition or any Investment or acquisition of assets that would have required an adjustment pursuant to clause (C) or (D) above if made by the Borrower or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition of assets occurred on the first day of such period.

          For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, Asset Disposition or other Investment, the amount of income, EBITDA or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible Financial Officer of the Borrower and shall comply with the requirements of Rule 11-02 of Regulation S-X, as it may be amended or replaced from time to time, promulgated by the SEC.

          If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term as at the date of determination in excess of 12 months). If any Indebtedness is Incurred or repaid under a revolving credit facility and is being given pro forma effect, the interest on such Indebtedness shall be calculated based on the average daily balance of such Indebtedness for the four fiscal quarters subject to the pro forma calculation.

          "Consolidated Interest Expense" means, for any period, the total interest expense of the Borrower and its Consolidated Restricted Subsidiaries, plus, to the extent

Incurred by the Borrower and its Consolidated Restricted Subsidiaries in such period but not included in such interest expense, without duplication:

                    (1) interest expense attributable to Capitalized Lease
               Obligations and the interest expense attributable to leases constituting part of a Sale/Leaseback Transaction that does not result in a Capitalized Lease Obligation;

                    (2) amortization of debt discount and debt issuance costs;

                    (3) capitalized interest;

                    (4) noncash interest expense;

                    (5) commissions, discounts and other fees and charges
               attributable to letters of credit and bankers' acceptance financing,

                    (6) interest accruing on any Indebtedness of any other
               Person to the extent such Indebtedness is Guaranteed by (or secured by the assets of) the Borrower or any Restricted Subsidiary and such Indebtedness is in default under its terms or any payment is actually made in respect of such Guarantee;

                    (7) net payments made pursuant to Hedging Obligations
               (including amortization of fees);

                    (8) dividends paid in cash or Disqualified Stock in respect of (A) all Preferred Stock of Restricted Subsidiaries and (B) all Disqualified Stock of the Borrower, in each case held by Persons other than the Borrower or a Restricted Subsidiary;

                    (9) interest Incurred in connection with investments in
               discontinued operations; and

                    (10) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Borrower) in connection with Indebtedness Incurred by such plan or trust;

and less, to the extent included in such total interest expense, (A) any breakage costs of Hedging Obligations terminated in connection with the Incurrence of Indebtedness on the 2006 Indenture Closing Date and the application of the net proceeds therefrom and (B) the amortization during such period of capitalized financing costs; provided, however, that for any financing consummated after the Restatement Date, the aggregate amount of amortization relating to any such capitalized financing costs deducted in calculating Consolidated Interest Expense shall not exceed 5% of the aggregate amount of the financing giving rise to such capitalized financing costs.

          "Consolidated Net Income" means, for any period, the net income of the Borrower and its Consolidated Subsidiaries for such period; provided, however, that there shall not be included in such Consolidated Net Income:

          (a) any net income of any Person (other than the Borrower) if such Person is not a Restricted Subsidiary, except that:

               (1) subject to the limitations contained in clause (d) below, the Borrower's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution made to a Restricted Subsidiary, to the limitations contained in clause (c) below);

               (2) the Borrower's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income to the extent such loss has been funded with cash from the Borrower or a Restricted Subsidiary;

          (b) any net income (or loss) of any Person acquired by the Borrower or a Subsidiary of the Borrower in a pooling of interests transaction for any period prior to the date of such acquisition;

          (c) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Borrower (but, in the case of any Foreign Restricted Subsidiary, only to the extent cash equal to such net income (or a portion thereof) for such period is not readily procurable by the Borrower from such Foreign Restricted Subsidiary (with the amount of cash readily procurable from such Foreign Restricted Subsidiary being determined in good faith by a Financial Officer of the Borrower) pursuant to intercompany loans, repurchases of Capital Stock or otherwise), except that:

               (1) subject to the limitations contained in clause (d) below, the Borrower's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Restricted Subsidiary during such period to the Borrower or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution made to another Restricted Subsidiary, to the limitation contained in this clause); and

               (2) the net loss of any such Restricted Subsidiary for such period shall not be excluded in determining such Consolidated Net Income;

          (d) any gain (or loss) realized upon the sale or other disposition of any asset of the Borrower or its Consolidated Subsidiaries (including pursuant to any

     Sale/Leaseback Transaction) that is not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

          (e) any extraordinary gain or loss;

          (f) the effect of the 2006 strike, as disclosed in the Borrower's filings with the SEC, which for purposes of determining Consolidated Net Income shall be deemed to be (i) for the fiscal quarter ended December 31, 2006, a loss of operating income of $363,000,000, and (ii) for each fiscal quarter thereafter, a loss of operating income in an amount determined by the Borrower, provided that the aggregate amount of all such losses of operating income for such fiscal quarters ended after December 31, 2006, shall not exceed $250,000,000; and

          (g) the cumulative effect of a change in accounting principles.

          Notwithstanding the foregoing, for the purpose of Section 6.02 only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Borrower or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under Section 6.02(a)(3)(iv).

          "Consolidated Net Secured Indebtedness" means, at any date, (a) the sum for the Borrower and its Consolidated Restricted Subsidiaries at such date, without duplication, of (i) all Indebtedness (other than obligations in respect of Swap Agreements) that is included on the Borrower's consolidated balance sheet and is Secured Indebtedness, (ii) all Capitalized Lease Obligations, (iii) all synthetic lease financings and (iv) all Qualified Receivables Transactions, minus (b) the aggregate amount of cash and Temporary Cash Investments in excess of $400,000,000 held at such time by the Borrower and its Consolidated Restricted Subsidiaries, all determined in accordance with GAAP. For purposes of computing Consolidated Net Secured Indebtedness, the amount of any synthetic lease financing shall equal the amount that would be capitalized in respect of such lease if it were a Capitalized Lease Obligation.

          "Consolidated Revenue" means, for any period, the revenues for such period, determined in accordance with GAAP, of the Borrower and the Subsidiaries the accounts of which would be consolidated with those of the Borrower in the Borrower's consolidated financial statements in accordance with GAAP.

          "Consolidated Total Assets" means, at any date, the total assets, determined in accordance with GAAP, of the Borrower and the Subsidiaries the accounts of which would be consolidated with those of the Borrower in the Borrower's consolidated financial statements in accordance with GAAP.

          "Consolidation" means, unless the context otherwise requires, the consolidation of (1) in the case of the Borrower, the accounts of each of the Restricted Subsidiaries with those of the Borrower and (2) in the case of a Restricted Subsidiary, the accounts of each Subsidiary of such Restricted Subsidiary that is a Restricted Subsidiary with those of such Restricted Subsidiary, in each case in accordance with GAAP consistently applied; provided, however, that "Consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the Borrower or any Restricted Subsidiary in an Unrestricted Subsidiary will be accounted for as an investment. The term "Consolidated" has a correlative meaning.

          "Continuing Lender" means each Lender under the Existing Credit Agreement on the Restatement Date that is listed on Schedule 2.01 as a Continuing Lender.

          "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

          "Credit Documents" means this Agreement, any promissory notes delivered pursuant to Section 2.06(e), the Security Documents, the Lenders Lien Subordination and Intercreditor Agreement and the Lien Subordination and Intercreditor Agreement.

          "Credit Facilities Agreements" means this Agreement, the First Lien Agreement and the European Facilities Agreement.

          "Credit Party" means Goodyear, each Co-Borrower, each Subsidiary Guarantor and each Grantor.

          "Currency Agreement" means with respect to any Person any foreign exchange contract, currency swap agreement or other similar agreement or arrangement to which such Person is a party or of which it is a beneficiary.

          "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Designated Noncash Consideration" means noncash consideration received by the Borrower or one of its Restricted Subsidiaries in connection with an Asset Disposition that is designated by the Borrower as Designated Noncash Consideration, less the amount of cash or cash equivalents received in connection with a subsequent sale of such Designated Noncash Consideration, which cash and cash equivalents shall be considered Net Available Cash received as of such date and shall be applied pursuant to Section 6.04.

          "Disclosure Documents" means reports of the Borrower on Forms 10-K, 10-Q and 8-K, and any amendments thereto, that shall have been (i) filed with the SEC on or prior to April 5, 2007, or (ii) filed with the SEC after such date and prior to the Restatement Date and delivered to the Administrative Agent prior to the date hereof.

          "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event:

          (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

          (b) is convertible or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock convertible or exchangeable solely at the option of the Borrower or a Restricted Subsidiary; provided, however, that any such conversion or exchange shall be deemed an Incurrence of Indebtedness or Disqualified Stock, as applicable); or

          (c) is redeemable at the option of the holder thereof, in whole or in part;

in the case of each of clauses (a), (b) and (c), on or prior to 180 days after the Maturity Date; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the Maturity Date shall not constitute Disqualified Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable in any material respect to the holders of such Capital Stock than the provisions of Section 4.06 and Section 4.08 of the 2006 Indenture; provided further, however, that if such Capital Stock is issued to any employee or to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations or as a result of such employee's termination, death or disability.

          The amount of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which the amount of such Disqualified Stock is to be determined pursuant to this Agreement; provided, however, that if such Disqualified Stock could not be required to be redeemed, repaid or repurchased at the time of such determination, the redemption, repayment or repurchase price will be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person.

          "dollars" or "$" refers to lawful money of the United States of America.

          "Domestic Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

          "EBITDA" means, for any period, the Consolidated Net Income for such period, plus, without duplication, the following, to the extent deducted in calculating such Consolidated Net Income:

          (a) income tax expense of the Borrower and its Consolidated Restricted Subsidiaries;

          (b) Consolidated Interest Expense;

          (c) depreciation expense of the Borrower and its Consolidated Restricted Subsidiaries;

          (d) amortization expense of the Borrower and its Consolidated Restricted Subsidiaries (excluding amortization expense attributable to a prepaid cash item that was paid in a prior period);

          (e) cash restructuring charges; provided that the aggregate amount of such cash restructuring charges incurred on or after the Restatement Date that may be added back in determining EBITDA pursuant to this clause (e) for all periods reported on during the term of this Agreement shall not exceed $120,000,000; and

          (f) all other noncash charges of the Borrower and its Consolidated Restricted Subsidiaries (excluding any such noncash charge to the extent it represents an accrual of or reserve for cash expenditures in any future period) less all noncash items of income of the Borrower and its Restricted Subsidiaries in each case for such period (other than normal accruals in the ordinary course of business).

Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and noncash charges of, a Restricted Subsidiary of the Borrower shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if (A) a corresponding amount would be permitted at the date of determination to be dividended to the Borrower by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its shareholders or (B) in the case of any Foreign Restricted Subsidiary, a corresponding amount of cash is readily procurable by the Borrower from such Foreign Restricted Subsidiary (as determined in good faith by a Financial Officer of the Borrower) pursuant to intercompany loans, repurchases of Capital Stock or otherwise, provided that to the extent cash of such Foreign Restricted Subsidiary provided the basis for including the net income of such Foreign Subsidiary in Consolidated Net Income pursuant to clause (c) of the definition of "Consolidated Net Income," such cash shall not be taken into account for the purposes of determining readily procurable cash under this clause (B).

          "EEMEA Subsidiary" means a Subsidiary (other than any Subsidiary of the European JV) organized under the laws of any jurisdiction in Africa, Eastern Europe

(including each of Albania, Belarus, Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Poland, Romania, Russia, Serbia and Montenegro, Slovakia, Slovenia, and Ukraine) and the Middle East (including each of Bahrain, Egypt, Iran, Iraq, Israel, Jordan, Kuwait, Lebanon, Palestine, Oman, Qatar, Saudi Arabia, Syria, Turkey, the United Arab Emirates, and Yemen).

          "Effective Date" means April 8, 2005.

          "Engineered Products Division" means those standard business units of the Borrower and the other Grantors classified as "Engineered Products Division" on the Borrower's perpetual inventory records.

          "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the presence, the management or release of, or exposure to, any Hazardous Materials or to health and safety matters.

          "Environmental Liability" means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to any Plan (other than an event for which the 30-day notice period is waived or an event described in Section 4043.33 of Title 29 of the Code of Federal Regulations);
(b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) as to which a waiver has not been obtained; (c) the incurrence by the Borrower, a Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (d) the treatment of a Plan amendment as a termination under Section 4041 of ERISA; (e) any event or condition, other than the Transactions, that would be materially likely to result in the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan under Section 4042 of ERISA; (f) the receipt by the Borrower, a Subsidiary or any ERISA Affiliate from the PBGC or a plan administrator of any notice of an intention to terminate any Plan or to appoint a trustee to administer any Plan; (g) the incurrence by the Borrower, any Subsidiary or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (h) the receipt by the Borrower, any Subsidiary or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, any Subsidiary or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Euro" or "E" means the lawful currency of the member states of the European Union that have adopted a single currency in accordance with applicable law or treaty.

          "Euro Equivalent" means with respect to any monetary amount in a currency other than Euros, at any time of determination thereof, the amount of Euros obtained by converting such foreign currency involved in such computation into Euros at the spot rate for the purchase of Euros with the applicable foreign currency as published in The Wall Street Journal in the "Exchange Rates" column under the heading "Currency Trading" on the date two Business Days prior to such determination.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "European Bank Indebtedness" means any and all amounts payable under or in respect of the European Facilities Agreement and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower, whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

          "European Facilities Agreement" means the Amended and Restated Term Loan and Revolving Credit Agreement dated as of the date hereof, among the European JV, the other borrowers thereunder, certain lenders, certain issuing banks, J.P. Morgan Europe Limited, as administrative agent, and JPMCB, as collateral agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "European Guarantee and Collateral Agreement" means the amended and restated Master Guarantee and Collateral Agreement among the Borrower, the Subsidiaries party thereto and JPMCB, in its capacity as collateral agent under the credit agreements described therein, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "European JV" means Goodyear Dunlop Tires Europe B.V.

          "Event of Default" has the meaning assigned to such term in Article
VII.

          "Excluded Subsidiary" means any Subsidiary with only nominal assets and no operations. No Subsidiary shall be an Excluded Subsidiary if it is a Guarantor or a Grantor under the First Lien Guarantee and Collateral Agreement or the Third Lien Collateral Agreement or a US Guarantor under the European Guarantee and Collateral Agreement or a Subsidiary Guarantor or Grantor Subsidiary Guarantor under the Junior Lien Indenture or the 2006 Indenture.

          "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) (i) any withholding tax that is imposed by the United States on amounts payable to a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.15(b)) at the time such Foreign Lender first becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.13(a) or (ii) any withholding tax that is imposed by the United States on amounts payable to a Foreign Lender that is attributable to such Foreign Lender's failure to comply with Section 2.13(e).

          "Existing Credit Agreement" means the Second Lien Credit Agreement dated as of April 8, 2005, among the Borrower, the lenders party thereto, Deutsche Bank Trust Company Americas, as collateral agent, and JPMCB, as administrative agent.

          "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction, as such price is, unless specified otherwise in this Agreement, determined in good faith by a Financial Officer of the Borrower or by the Board of Directors. Fair Market Value (other than of any asset with a public trading market) of any asset or property (or group of assets or property subject to an event giving rise to a requirement under this Agreement that "Fair Market Value" be determined) in excess of $25,000,000 shall be determined by the Board of Directors or a duly authorized committee thereof.

          "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or any assistant treasurer of the Borrower, or any senior vice president or higher ranking executive to whom any of the foregoing report.

          "First Lien Agreement" means the Amended and Restated First Lien Credit Agreement dated as of the date hereof, among the Borrower, certain lenders, certain issuing banks, Citicorp USA, Inc., as syndication agent, and JPMCB, as administrative agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "First Lien Guarantee and Collateral Agreement" means the Guarantee and Collateral Agreement among the Borrower, the Subsidiary Guarantors, the Grantors, certain other Subsidiaries and JPMCB, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "First Lien Indebtedness" means any and all amounts payable under or in respect of, or that may be Incurred pursuant to unused commitments under, or that may be drawn under undrawn letters of credit under, the First Lien Agreement and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

          "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Foreign Pledge Agreement" means a pledge agreement securing the Obligations or any of them that is governed by the law of a jurisdiction other than the United States and reasonably satisfactory in form and substance to the Collateral Agent.

          "Foreign Restricted Subsidiary" means any Restricted Subsidiary that is not organized under the laws of the United States or any State thereof or the District of Columbia, other than Goodyear Canada.

          "Foreign Subsidiary" means any Subsidiary organized under the laws of a jurisdiction other than the United States or any of its territories or possessions or any political subdivision thereof.

          "GAAP" means generally accepted accounting principles in the United States.

          "Goodyear" means The Goodyear Tire & Rubber Company, an Ohio corporation.

          "Goodyear Canada" means Goodyear Canada Inc., an Ontario corporation, and its successors and permitted assigns.

          "Governmental Authority" means the government of the United States, Canada, any other nation or any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Grantors" means the Borrower and each North American Subsidiary that is, or is required pursuant to Section 5.08 to become, a Grantor (as defined in the Guarantee and Collateral Agreement) and, if applicable, a party to any Canadian Security Agreement.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

               (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or

               (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

          "Guarantee and Collateral Agreement" means the Guarantee and Collateral Agreement among the Borrower, the Subsidiary Guarantors, the Grantors, certain other Subsidiaries and the Collateral Agent, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "Hazardous Materials" means (a) petroleum products and byproducts, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone-depleting substances; and (b) any pollutant or contaminant or any hazardous, toxic, radioactive or otherwise regulated chemical, material, substance or waste that is prohibited, limited or regulated pursuant to any applicable Environmental Law.

          "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or raw materials hedge agreement.

          "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall not be deemed the Incurrence of Indebtedness.

          "Indebtedness" means, with respect to any Person on any date of determination, without duplication:

               (1) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money;

               (2) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

               (3) all obligations of such Person for the reimbursement of any obligor on any letter of credit, bankers' acceptance, bank guarantee or similar credit transaction (other than obligations with respect to letters of credit or bank guarantees securing obligations (other than obligations described in clauses (1), (2) and (5)) entered into in the ordinary course of business of such Person to the extent such letters of credit or bank guarantees are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following payment on the letter of credit or bank guarantee);

               (4) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (except Trade Payables), which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services;

               (5) all Capitalized Lease Obligations and all Attributable Debt of such Person;

               (6) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued and unpaid dividends);

               (7) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of Indebtedness of such Person shall be the lesser of:

                    (A) the Fair Market Value of such asset at such date of
               determination and

                    (B) the amount of such Indebtedness of such other Persons;

               (8) Hedging Obligations of such Person; and

               (9) all obligations of the type referred to in clauses (1) through (8) of other Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee.

          Notwithstanding the foregoing, in connection with the purchase by the Borrower or any Restricted Subsidiary of any business, the term "Indebtedness" shall exclude post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter.

          The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above; provided, however, that in the case of Indebtedness sold at a discount, the amount of such Indebtedness at any time will be the accreted value thereof at such time.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.

          "Indemnitee" has the meaning set forth in Section 9.03.

          "Information" has the meaning set forth in Section 9.12.

          "Intellectual Property" has the meaning set forth in the Guarantee and Collateral Agreement.

          "Intercompany Items" means obligations owed by the Borrower or any Subsidiary to the Borrower or any other Subsidiary.

          "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05 in substantially the form of Exhibit B hereto.

          "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

          "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Interest Rate Agreement" means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement to which such Person is a party or of which it is a beneficiary.

          "Investment" in any Person means any direct or indirect advance, loan or other extension of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such Person. For purposes of the definition of "Unrestricted Subsidiary" and Section 6.02:

               (1) "Investment" shall include the portion (proportionate to the Borrower's equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary in an amount (if positive) equal to:

                    (A) the Borrower's "Investment" in such Subsidiary at the
               time of such redesignation less

                    (B) the portion (proportionate to the Borrower's equity
               interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation; and

               (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer.

          In the event that the Borrower sells Capital Stock of a Restricted Subsidiary such that after giving effect to such sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary, any Investment in such Person remaining after giving effect to such sale shall be deemed to constitute an Investment made on the date of such sale of Capital Stock.

          "JPMCB" means JPMorgan Chase Bank, N.A., and its successors.

          "Junior Lien Indenture" means the Indenture dated as of March 12, 2004, among the Borrower, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

          "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

          "Lenders Lien Subordination and Intercreditor Agreement" means the Lenders Lien Subordination and Intercreditor Agreement between the Collateral Agent and the collateral agent under the Second Lien Agreement, dated as of April 8, 2005, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the

London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason with respect to any Eurodollar Borrowing, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, French delegation of claims, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

          "Lien Subordination and Intercreditor Agreement" means the Lien Subordination and Intercreditor Agreement dated as of March 12, 2004, among JPMCB, Wilmington Trust Company, the Borrower and the Subsidiary Guarantors.

          "Loans" means the loans made to the Borrower pursuant to the Existing Credit Agreement and continued under this Agreement and the loans made pursuant to Section 2.01. "Loans" shall include the Co-Borrower Loans.

          "Lockbox Agreements" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Lockbox Deposit Account" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Lockbox Deposit Account Institution" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Lockbox System" has the meaning assigned to such term in the Guarantee and Collateral Agreement.

          "Majority Lenders" means, at any time, Lenders having Loans representing more than 50% of the aggregate principal amount of the total Loans outstanding.

          "Material Adverse Change" means a material adverse change in or effect on (a) the business, operations, properties, assets or financial condition (including as a result of the effects of any contingent liabilities thereon) of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of the Credit Parties, taken as a whole, to perform obligations under this Agreement and the other Credit Documents that are material to the rights or interests of the Lenders or (c) the rights of or benefits available to the Lenders under this Agreement and the other Credit Documents that are material to the interests of the Lenders.

          "Material Foreign Subsidiary" means, at any time, each Foreign Subsidiary that had Total Assets with an aggregate book value in excess of $50,000,000 as of December 31, 2006, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered (or deemed delivered) pursuant to Section 5.01(a) or (b).

          "Material Indebtedness" means Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $100,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time, calculated in accordance with the terms of such Swap Agreement.

          "Material Intellectual Property" means all Intellectual Property of the Borrower and the Grantors, other than Intellectual Property that in the aggregate is not material to the business of the Borrower and the Subsidiaries, taken as a whole.

          "Material Subsidiary" means, at any time, each Subsidiary other than Subsidiaries that do not represent more than 5% for any such individual Subsidiary, or more than 10% in the aggregate for all such Subsidiaries, of either (a) Consolidated Total Assets or (b) Consolidated Revenue for the period of four fiscal quarters most recently ended.

          "Maturity Date" means April 30, 2014.

          "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

          "Mortgage" means a mortgage or deed of trust, assignment of leases and rents, or other security documents reasonably satisfactory in form and substance to the Collateral Agent granting a Lien on any Mortgaged Property to secure the Obligations, and shall include each amendment and restatement of any existing Mortgage in connection with the amendment and restatement of the Existing Credit Agreement.

          "Mortgaged Property" means, at any time, each parcel of real property listed in Schedule 1.01B and the improvements thereto.

          "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NAIC" means the National Association of Insurance Commissioners.

          "Net Available Cash" from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, in each case only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or received in any other noncash form) therefrom, in each case net of:

               (1) all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Disposition;

               (2) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be repaid out of the proceeds from such Asset Disposition;

               (3) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition; and

               (4) appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed of in such Asset Disposition and retained by the Borrower or any Restricted Subsidiary after such Asset Disposition (but only for so long as such reserve is maintained).

          "Net Cash Proceeds" means, with respect to any issuance or sale of Capital Stock, the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, listing fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "Net Intercompany Items" means, in the case of any Subsidiary, (a) the aggregate amount of the Intercompany Items owed by the Borrower or any other Subsidiary to such Subsidiary minus (b) the aggregate amount of the Intercompany Items owed by such Subsidiary to the Borrower or any other Subsidiary.

          "North American Subsidiary" means any Subsidiary organized under the laws of the United States or Canada or any of their respective states, provinces, territories or possessions or any political subdivision of any thereof.

          "Obligations" means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Credit Parties to any of the Secured Parties under this Agreement and each of the other Credit Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (b) the due and punctual performance of all other obligations of the Credit Parties to any of the Secured Parties under this Agreement and the other Credit Documents.

          "Other Taxes" means any and all present or future stamp, documentary, excise, recording, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Credit Document.

          "Participant" has the meaning assigned to such term in Section 9.04.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

          "Permitted Business" means any business engaged in by the Borrower or any Restricted Subsidiary on the Restatement Date and any Related Business.

          "Permitted Investment" means an Investment by the Borrower or any Restricted Subsidiary in:

               (1) the Borrower, a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary;

               (2) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Borrower or a Restricted Subsidiary;

               (3) Temporary Cash Investments;

               (4) receivables owing to the Borrower or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Borrower or any such Restricted Subsidiary deems reasonable under the circumstances;

               (5) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

               (6) loans or advances to employees made in the ordinary course of business of the Borrower or such Restricted Subsidiary;

               (7) stock, obligations or securities received in settlement of disputes with customers or suppliers or debts (including pursuant to any plan of reorganization or similar arrangement upon insolvency of a debtor) created in the ordinary course of business and owing to the Borrower or any Restricted Subsidiary or in satisfaction of judgments;

               (8) any Person to the extent such Investment represents the non cash portion of the consideration received for an Asset Disposition that was made pursuant to and in compliance with Section 6.04;

               (9) a Receivables Entity or any Investment by a Receivables Entity in any other Person in connection with a Qualified Receivables Transaction, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Transaction or any related Indebtedness; provided, however, that any Investment in a Receivables Entity is in the form of a Purchase Money Note, contribution of additional receivables or an equity interest;

               (10) any Person to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits made in the ordinary course of business by the Borrower or any Restricted Subsidiary;

               (11) any Person to the extent such Investments consist of Hedging Obligations otherwise permitted under Section 6.01;

               (12) any Person to the extent such Investment in such Person existed on the Restatement Date and any Investment that replaces, refinances or refunds such an Investment, provided that the new Investment is in an amount that does not exceed that amount replaced, refinanced or refunded and is made in the same Person as the Investment replaced, refinanced or refunded;

               (13) advances to, and Guarantees for the benefit of, customers, dealers or suppliers made in the ordinary course of business and consistent with past practice; and

               (14) any Person to the extent such Investment, when taken together with all other Investments made pursuant to this clause (14) and then outstanding on the date such Investment is made, does not exceed the greater of (A) the sum of (i) $500,000,000 and (ii) any amounts under

          Section 6.02(a)(3)(iv)(x) that were excluded by operation of the proviso in Section 6.02(a)(3)(iv) and which excluded amounts are not otherwise included in Consolidated Net Income or intended to be permitted under any of clauses (1) through (13) of this definition and
          (B) 5.0% of Consolidated assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements of the Borrower have been filed with the SEC.

          "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV or Section 302 of ERISA or Section 412 of the Code, and in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Preferred Stock," as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

          "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMCB (or any successor Administrative Agent appointed or chosen pursuant to Article VIII hereof) as its prime rate in effect at its principal office in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Priority Secured Indebtedness" means (i) First Lien Indebtedness,
(ii) Secured Indebtedness that is secured by Liens on the Collateral that are not subordinated to the Liens securing the Obligations and (iii) Secured Indebtedness to the extent secured by Liens on assets not included in the Collateral, in the case of each of clauses (i) through (iii) limited to the portion of such Indebtedness that is so secured.

          "Pro Forma Senior Secured Leverage Ratio" means, as of the last day of any period, the ratio, determined on a pro forma basis as described below, of
(a) Consolidated Net Secured Indebtedness as of such day to (b) EBITDA for such period. All computations required to be made for purposes of determining the Pro Forma Senior Secured Leverage Ratio at any time shall be made giving pro forma effect to any incurrence, increase or reduction of Indebtedness or Consolidated Net Secured Indebtedness, and any acquisition, Investment, Asset Disposition or Specified Asset Sale, in each case occurring after the last day of the applicable period and prior to such time of determination, and, to the extent applicable, the historical earnings and cash flows associated with the assets acquired or disposed of, in each case as if such transaction occurred on the first day of the period in respect of which such computations are being made, but shall not take into account any projected synergies or similar benefits expected to be realized as a result of such event; provided that no such acquisition, Investment, Asset Disposition or Specified Asset Sale shall be reflected on a pro forma basis unless the aggregate consideration in respect thereof has a fair value in excess of $250,000,000. In connection with such computations, if the Incurrence of any Indebtedness is being given pro forma effect and such Indebtedness bears a floating rate of interest, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period. Pro forma computations shall be made in good faith by a Financial Officer of the Borrower.

          "Purchase Money Indebtedness" means Indebtedness:

               (1) consisting of the deferred purchase price of property, plant and equipment, conditional sale obligations, obligations under any title retention agreement and other obligations Incurred in connection with the acquisition, construction or improvement of such asset, in each case where the amount of such Indebtedness does not exceed the greater of (A) the cost of the asset being financed and (B) the Fair Market Value of such asset; and

               (2) Incurred to finance such acquisition, construction or improvement by the Borrower or a Restricted Subsidiary of such asset;

provided, however, that such Indebtedness is Incurred within 180 days after such acquisition or the completion of such construction or improvement.

          "Purchase Money Note" means a promissory note of a Receivables Entity evidencing a line of credit, which may be irrevocable, from the Borrower or any Subsidiary of the Borrower to a Receivables Entity in connection with a Qualified Receivables Transaction, which note:

               (1) shall be repaid from cash available to the Receivables Entity, other than:

                    (A) amounts required to be established as reserves;

                    (B) amounts paid to investors in respect of interest;

                    (C) principal and other amounts owing to such investors; and

                    (D) amounts paid in connection with the purchase of newly
               generated receivables; and

                    (2) may be subordinated to the payments described in clause
               (A).

          "Qualified Receivables Transaction" means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to:

               (1) a Receivables Entity (in the case of a transfer by the Borrower or any of its Subsidiaries); or

               (2) any other Person (in the case of a transfer by a Receivables Entity);

or may grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all Guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable; provided, however, that the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by a Financial Officer of the Borrower); and provided further, however, that no such transaction or series of transactions shall be a Qualified Receivables Transaction if any of the accounts receivable subject thereto is or would absent such transaction or series of transactions otherwise be subject to a Lien securing any U.S. Bank Indebtedness.

          The grant of a security interest in any accounts receivable of the Borrower or any of its Restricted Subsidiaries to secure Bank Indebtedness shall not be deemed a Qualified Receivables Transaction.

          "Reaffirmation Agreement" shall mean the Reaffirmation of Guarantee and Security Documents substantially in the form of Exhibit F, among the Credit Parties and the Collateral Agent, pursuant to which the Credit Parties shall reaffirm their obligations under the Guarantee and Collateral Agreement and the Security Documents to which they are a party.

          "Receivables Entity" means a (a) Wholly Owned Subsidiary of the Borrower which is a Restricted Subsidiary and which is designated by the Board of Directors (as provided below) as a Receivables Entity or (b) another Person engaging in a Qualified Receivables Transaction with the Borrower which Person engages in the business of the financing of accounts receivable, and in either of clause (a) or (b):

               (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which

                    (A) is Guaranteed by the Borrower or any Subsidiary of the
               Borrower (excluding Guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

                    (B) is recourse to or obligates the Borrower or any
               Subsidiary of the Borrower in any way other than pursuant to Standard Securitization Undertakings; or

                    (C) subjects any property or asset of the Borrower or any
               Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

               (2) which is not an Affiliate of the Borrower or with which neither the Borrower nor any Subsidiary of the Borrower has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower; and

               (3) to which neither the Borrower nor any Subsidiary of the Borrower has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

          Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of the resolution of the Board of Directors giving effect to such designation and a certificate of a Financial Officer certifying that such designation complied with the foregoing conditions.

          "Reference Date" means March 12, 2004.

          "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness, including, in any such case from time to time, after the discharge of the Indebtedness being Refinanced. "Refinanced" and "Refinancing" shall have correlative meanings.

          "Refinancing Indebtedness" means Indebtedness that is Incurred to Refinance (including pursuant to any defeasance or discharge mechanism) any Indebtedness of the Borrower or any Restricted Subsidiary existing on the Restatement Date or Incurred in compliance with this Agreement (including Indebtedness of the Borrower that Refinances Refinancing Indebtedness); provided, however, that:

               (1) the Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced;

               (2) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refinanced;

               (3) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount of the Indebtedness being refinanced (or if issued with original issue discount, the aggregate accreted value) then outstanding (or that would be outstanding if the entire committed amount of any credit facility being Refinanced were fully drawn (other than any such amount that would have been prohibited from being drawn pursuant to Section 6.01) (plus fees and expenses, including any premium and defeasance costs);

               (4) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations, such Refinancing Indebtedness is subordinated in right of payment to the Obligations at least to the same extent as the Indebtedness being Refinanced; and

               (5) if Incurred by the Borrower or any Domestic Subsidiary, the Refinancing Indebtedness is not secured by Liens on any assets other than the assets that secured the Indebtedness being refinanced, and any such Liens have no greater priority than the Liens securing the Indebtedness being refinanced;

provided further, however, that Refinancing Indebtedness shall not include:

                    (A) Indebtedness of a Restricted Subsidiary that is not a
               Subsidiary Guarantor that Refinances Indebtedness of the Borrower; or

                    (B) Indebtedness of the Borrower or a Restricted Subsidiary
               that Refinances Indebtedness of an Unrestricted Subsidiary.

          "Register" has the meaning set forth in Section 9.04.

          "Related Business" means any business reasonably related, ancillary or complementary to the business of the Borrower and its Restricted Subsidiaries on the Restatement Date.

          "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents, counsel, trustees and other advisors of such Person and such Person's Affiliates.

          "Restatement Date" means the date on which the conditions specified in
Section 4.01 are satisfied (or waived in accordance with Section 9.02).

          "Restatement Date Perfection Certificate" means a certificate in the form of Exhibit G or any other form approved by the Collateral Agent.

          "Restricted Payment" in respect of any Person means:

               (1) the declaration or payment of any dividend, any distribution on or in respect of its Capital Stock or any similar payment (including any payment in connection with any merger or consolidation involving the Borrower or any Restricted Subsidiary) to the direct or indirect holders of its Capital Stock in their capacity as such, except (A) dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock or, in the case of a Restricted Subsidiary, Preferred Stock) and (B) dividends or distributions payable to the Borrower or a Restricted Subsidiary (and, if such Restricted Subsidiary has Capital Stock held by Persons other than the Borrower or other Restricted Subsidiaries, to such other Persons on no more than a pro rata basis);

               (2) the purchase, repurchase, redemption, retirement or other acquisition ("Purchase") for value of any Capital Stock of the Borrower held by any Person (other than the Borrower or a Restricted Subsidiary) or any Capital Stock of a Restricted Subsidiary held by any affiliate of such Person (other than by a Restricted Subsidiary) (other than in exchange for Capital Stock of the Borrower that is not Disqualified Stock);

               (3) the Purchase for value, prior to scheduled maturity, any scheduled repayment or any scheduled sinking fund payment, of any Subordinated Obligations (other than the Purchase for value of Subordinated Obligations acquired in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such Purchase); or

               (4) any Investment (other than a Permitted Investment) in any Person.

          "Restricted Subsidiary" means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

          "Sale/Leaseback Transaction" means an arrangement relating to property, plant and equipment now owned or hereafter acquired by the Borrower or a Restricted Subsidiary whereby the Borrower or a Restricted Subsidiary transfers such property to a Person and the Borrower or such Restricted Subsidiary leases it from such Person, other than (i) leases between the Borrower and a Restricted Subsidiary or between Restricted Subsidiaries or (ii) any such transaction entered into with respect to any property, plant and equipment or any improvements thereto at the time of, or within 180 days after, the acquisition or completion of construction of such property, plant and equipment or such improvements (or, if later, the commencement of commercial operation of any such property, plant and equipment), as the case may be, to finance the cost of such property, plant and equipment or such improvements, as the case may be.

          "SEC" means the Securities and Exchange Commission.

          "Second Lien Agreement" means this Agreement, the Amended and Restated Second Lien Credit Agreement dated as of the date hereof, among the Borrower, certain lenders and JPMCB, as administrative agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time.

          "Secured Indebtedness" means any Indebtedness of the Borrower secured by a Lien. "Secured Indebtedness" of a Subsidiary has a correlative meaning.

          "Secured Parties" means the Administrative Agent, the Collateral Agent and each Lender.

          "Security Documents" means the Reaffirmation Agreement, the Guarantee and Collateral Agreement, the Foreign Pledge Agreements, the Canadian Security Agreements, the Mortgages and each other instrument or document delivered pursuant to Section 5.08 to secure any of the Obligations.

          "Senior Indebtedness" of the Borrower or any Subsidiary Guarantor, as the case may be, means the principal of, premium (if any) and accrued and unpaid interest on (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization of the Borrower or any Subsidiary Guarantor, as applicable, regardless of whether or not a claim for post-filing interest is allowed in such proceedings), and fees and other amounts owing in respect of Bank Indebtedness, Indebtedness under the 2006 Indenture (in the case of the Borrower) and Guarantees thereof (in the case of the Subsidiary Guarantors) and all other Indebtedness of the Borrower or any Subsidiary Guarantor, as applicable, whether outstanding on the 2006 Indenture Closing Date or thereafter Incurred, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are subordinated in right of payment to the Indebtedness under the 2006 Indenture or such Subsidiary Guarantor's Guarantee thereof, as applicable; provided, however, that Senior Indebtedness of the Borrower or any Subsidiary Guarantor shall not include: (a) any obligation of the Borrower to any Subsidiary of the Borrower or of such Subsidiary Guarantor to the Borrower or any other Subsidiary of the Borrower; (b) any liability for Federal, state, local or other taxes owed or owing by the Borrower or such Subsidiary Guarantor, as applicable; (c) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities); (d) any Indebtedness or obligation of the Borrower (and any accrued and unpaid interest in respect thereof) that by its terms is subordinate or junior in right of payment to any other Indebtedness or obligation of the Borrower or such Subsidiary Guarantor, as applicable, including any Subordinated Obligations (as defined in the 2006 Indenture) of the Borrower or such Subsidiary Guarantor, as applicable; (e) any obligations with respect to Capital Stock; or (f) any Indebtedness Incurred in violation of this Agreement.

          "Senior Subordinated-Lien Collateral Agent" means, as to any Senior Subordinated-Lien Indebtedness, the collateral agent under the applicable Senior Subordinated-Lien Indebtedness Security Documents.

          "Senior Subordinated-Lien Governing Documents" means each Indenture or other agreement or instrument providing for the issuance or setting forth the terms of any Senior Subordinated-Lien Indebtedness.

          "Senior Subordinated-Lien Indebtedness" means Indebtedness of the Borrower that (a) is secured by Liens permitted under Section 6.06(b), but that is not secured by Liens on any additional assets, (b) constitutes Initial Junior Indebtedness or Designated Junior Obligations under and as defined in the Lien Subordination and Intercreditor Agreement, and the Liens securing which are subordinated under the Lien Subordination and Intercreditor Agreement to the Liens securing the Obligations and (c) does not contain provisions inconsistent with the restrictions of Schedule 1.01C. Each of the Borrower's 11% Senior Secured Notes due 2011 and its Senior Secured Floating Rate Notes due 2011 issued on March 12, 2004, and the Indebtedness under the Third Lien Agreement are Senior Subordinated-Lien Indebtedness.

          "Senior Subordinated-Lien Indebtedness Security Documents" means, as to any Senior Subordinated-Lien Indebtedness, the security agreements, pledge agreements, mortgages and other documents creating Liens on assets of the Borrower and the Subsidiary Guarantors to secure the applicable Senior Subordinated-Lien Obligations.

          "Senior Subordinated-Lien Obligations" means, as to any Senior Subordinated-Lien Indebtedness, (a) the principal of and all premium or make-whole amounts, if any, and interest payable in respect of such Senior Subordinated-Lien Indebtedness, (b) any amounts payable under Guarantees of such Senior Subordinated-Lien Indebtedness by Subsidiaries and (c) all other amounts payable by the Borrower or any Subsidiary under such Senior Subordinated-Lien Indebtedness, the applicable Senior Subordinated-Lien Indebtedness Security Documents (to the extent such amounts relate to such Senior Subordinated-Lien Indebtedness) or the applicable Senior Subordinated-Lien Governing Documents.

          "Specified Asset Sale" means (i) the sale of all or a substantial portion of the assets and liabilities of the Borrower's Engineered Products Division or (ii) the sale of all or a portion of the Borrower's properties in Akron, Summit County, Ohio.

          "Specified Jurisdiction" means The United States of America and
Canada.

          "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

          "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary of the Borrower which, taken as a whole, are customary in an accounts receivable transaction.

          "Stated Maturity" means, with respect to any Indebtedness, the date specified in the documentation governing such Indebtedness as the fixed date on which the final payment of principal of such Indebtedness is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such Indebtedness at the option of the holder thereof upon the happening of any contingency beyond the control of the Borrower unless such contingency has occurred). The "Stated Maturity" of the Obligations means the Maturity Date.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subordinated Obligation" means any Indebtedness of the Borrower (whether outstanding on the Restatement Date or thereafter Incurred) (a) that by its terms is subordinate or junior in right of payment to the Obligations or (b) that is not Secured Indebtedness or (c) that is secured subject to an agreement subordinating its Liens to those securing the Obligations. For the avoidance of doubt, "Subordinated Obligations" shall include the Senior Subordinated-Lien Obligations and any unsecured Indebtedness of the Borrower and the Subsidiary Guarantors (including the Borrower's 4% Convertible Senior Notes due 2034 and Floating Rate Notes due 2009). "Subordinated Obligation" of a Subsidiary Guarantor has a correlative meaning.

          "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which are consolidated with those of the parent in the parent's consolidated financial statements in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower (other than Tire & Wheel Assemblies, Inc. at any time when not more than 50% of the Capital Stock or 50% of the voting power are, as of such date, owned or Controlled by the Borrower).

          "Subsidiary Guarantor" means any Subsidiary that is, or is required pursuant to Section 5.08 to become, a Guarantor (as defined in the Guarantee and Collateral Agreement).

          "Swap Agreement" means any agreement in respect of any Hedging Obligations.

          "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "Temporary Cash Investments" means any of the following:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof, and having, at such date of acquisition, ratings of A2 or higher from Standard & Poor's and P2 or higher from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof and issued or guaranteed by or placed with, and money market deposit accounts issued or offered by any commercial bank organized under the laws of the United States of America or any state thereof which has a short-term deposit rating of A1 from Standard & Poor's and P1 from Moody's and has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution described in clause (c) above;

          (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by Standard & Poor's and Aaa by Moody's and (iii) have portfolio assets of at least $3,000,000,000;

          (f) investments of the type and maturity described in clauses (b) through (e) of foreign obligors, which investments or obligor have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies (and with respect to clause (e), are not required to comply with the Rule 2a-7 criteria);

          (g) investments of the type and maturity described in clause (c) in any obligor organized under the laws of a jurisdiction other than the United States that (A) is a branch or subsidiary of a Lender or the ultimate parent company of a Lender under any of the Credit Facilities Agreements (but only if such Lender meets the ratings and capital, surplus and undivided profits requirements of such clause (c)) or (B) carries a rating at least equivalent to the rating of the sovereign nation in which it is located; and

          (h) in the case of any Foreign Subsidiary, (i) marketable direct obligations issued or unconditionally guaranteed by the sovereign nation in which such Foreign Subsidiary is organized and is conducting business or issued by an agency of such sovereign nation and backed by the full faith and credit of such sovereign nation, in each case maturing within one year from the date of acquisition, so long as the indebtedness of such sovereign nation is rated at least A by Standard & Poor's or A2 by Moody's or carries an equivalent rating from a comparable foreign rating agency, and (ii) other investments of the type and maturity described in clause (c) in obligors organized under the laws of a jurisdiction other than the United States in any country in which such Subsidiary is located, provided, however, that the investments permitted under this subclause (ii) shall be made in amounts and jurisdictions consistent with the Borrower's policies governing short-term investments.

          "Third Lien Agreement" means the Third Lien Credit Agreement dated as of April 8, 2005, among the Borrower, certain Subsidiaries of the Borrower party thereto, certain lenders and JPMCB, as administrative agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "Third Lien Collateral Agreement" means the Collateral Agreement dated as of March 12, 2004, among the Borrower, the Subsidiaries of the Borrower identified therein and Wilmington Trust Company, as collateral agent, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).

          "Total Assets" of any Subsidiary means (a) in the case of any Subsidiary organized in a Specified Jurisdiction, (i) the total assets of such Subsidiary, excluding Intercompany Items, plus (ii) if the Net Intercompany Items of such Subsidiary shall be positive, the amount of such Net Intercompany Items; and (b) in the case of any other Subsidiary, the total assets of such Subsidiary, excluding Intercompany Items.

          "Trade Payables" means, with respect to any Person, any accounts payable or any indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business in connection with the acquisition of goods or services.

          "Transactions" means the execution, delivery and performance by the Borrower of this Agreement and by the Borrower, the Subsidiary Guarantors and the Grantors, as applicable, of the Reaffirmation Agreement and the other Credit Documents, the borrowing of the Loans, the creation and the continuation of the Liens and Guarantees provided for in the Security Documents and the other transactions contemplated hereby.

          "2003 MGCA" means the Master Guarantee and Collateral Agreement dated as of March 31, 2003, among the Borrower, the subsidiary guarantors thereunder, the subsidiary grantors thereunder, certain other Subsidiaries, certain financial institutions, and the collateral agent thereunder.

          "2006 Indenture Closing Date" means November 21, 2006.

          "2006 Indenture" means the Indenture dated as of November 21, 2006, between the Borrower and Wells Fargo Bank, N.A., as Trustee.

          "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "UCC" means Article 9 of the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Unrestricted Subsidiary" means:

          (a) any Subsidiary of the Borrower that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and

          (b) any Subsidiary of an Unrestricted Subsidiary.

          The Board of Directors may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary of the Borrower) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Borrower or any other Subsidiary of the Borrower that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either:

               (A) the Subsidiary to be so designated has total Consolidated assets of $1,000 or less; or

               (B) if such Subsidiary has total Consolidated assets greater than $1,000, then such designation would be permitted under Section 6.02.

The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation:

          (x) (1) the Borrower could Incur $1.00 of additional Indebtedness under Section 6.01(a) or (2) the Consolidated Coverage Ratio for the Borrower and its Restricted Subsidiaries would be greater after giving effect to such designation than before such designation and

          (2) no Default shall have occurred and be continuing.

Any such designation of a Subsidiary as a Restricted Subsidiary or Unrestricted Subsidiary by the Board of Directors shall be evidenced to the Administrative Agent by promptly filing the Administrative Agent a copy of the resolution of the Board of Directors giving effect to such designation and a certificate of a Financial Officer certifying that such designation complied with the foregoing provisions.

          "U.S. Bank Indebtedness" means any and all amounts payable under or in respect of the U.S. Credit Agreements and any Refinancing Indebtedness with respect thereto or with respect to such Refinancing Indebtedness, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations and all other amounts payable thereunder or in respect thereof.

          "U.S. Credit Agreements" means (i) the First Lien Agreement and (ii) the Second Lien Agreement, each as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), refinanced, restructured or otherwise modified from time to time (except to the extent that any such amendment, restatement, supplement, waiver, replacement, refinancing, restructuring or other modification thereto would be prohibited by the terms of this Agreement, unless otherwise agreed to by the Majority Lenders).

          "U.S. Dollar Equivalent" means with respect to any monetary amount in a currency other than dollars, at any time for determination thereof, the amount of dollars obtained by converting such foreign currency involved in such computation into dollars at the spot rate for the purchase of dollars with the applicable foreign currency as published in The Wall Street Journal in the "Exchange Rates" column under the heading "Currency Trading" on the date two Business Days prior to such determination.

          "Wholly Owned Subsidiary" of any Person shall mean a subsidiary of such Person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the Capital Stock are, at the time any determination is being made, owned, controlled or held by such Person or one or more wholly owned Subsidiaries of such Person or by such Person and one or more wholly owned Subsidiaries of such Person.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02. [intentionally omitted]

          SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                   The Credits

          SECTION 2.01. Restatement Date Transactions. Subject to the terms and conditions set forth herein, (a) each Continuing Lender will continue as a Lender under this Agreement holding on the Restatement Date, after giving effect to the transactions provided for herein, a Loan in the amount set forth opposite the name of such Lender on Schedule 2.01, and (b) each Lender having a Commitment as set forth in Schedule 2.01 agrees to make a Loan to the Borrower on the Restatement Date in a principal amount not exceeding its Commitment, which amount will be applied to repay outstanding Loans of the Lenders under the Existing Credit Agreement other than the Loans that continue under clause (a) above to be held by the Continuing Lenders holding the same immediately prior to the transactions provided for herein, with the result that each Lender will hold on the Restatement Date, after giving effect to the transactions provided for herein, a Loan in the amount set forth opposite its name on Schedule 2.01. Amounts paid or prepaid in respect of Loans may not be reborrowed. The Commitments of Lenders shall expire at 5:00 p.m., New York City time, on the Restatement Date.

          SECTION 2.02. Loans and Borrowings. (a) Each Loan outstanding on the Restatement Date, after giving effect to the transactions provided for in
Section 2.01, shall be part of a Borrowing consisting of Loans held ratably by the Lenders in accordance with the percentages that their respective Loans bear to the aggregate principal amount of the outstanding Loans. The failure of any Lender having a Commitment to make any Loan required to be made by it on the Restatement Date shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.10, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make, convert or continue any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make, convert or continue such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 20 Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03. Borrowing Procedure. To request a Borrowing on the Restatement Date, the Borrower shall notify the Administrative Agent of such request by telephone not later than 10:30 a.m., New York City time, on the Restatement Date. Such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request signed by the Borrower. Such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) the aggregate amount of the requested Borrowing;

          (ii) the proposed Restatement Date, which shall be a Business Day;

          (iii) whether such Borrowing is to be an ABR Borrowing; and

          (iv) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04. Funding of Purchases. (a) Each Lender having a Commitment shall make each Loan to be made by it hereunder on the Restatement Date by wire transfer of immediately available funds by 12:30 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will apply such amounts to pay Lenders under the Existing Credit Agreement the aggregate principal amount of the Loans of such lenders that will not be continued hereunder and held by the Continuing Lenders.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the Restatement Date that such Lender will not make available to the Administrative Agent the funds required to be made available by such Lender under Section 2.01, the Administrative Agent may assume that such Lender has made such funds available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, repay Loans from Lenders under the Existing Credit Agreement in a corresponding amount. In such event, if a Lender has not in fact made its funds available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. It is agreed that no payment by the Borrower under this paragraph will be subject to any break-funding payment under
Section 2.12.

          SECTION 2.05. Interest Elections. (a) Each Borrowing initially shall be of the Type outstanding and, in the case of a Eurodollar Borrowing, shall have the Interest Period in effect after giving effect to the transactions on the Restatement Date. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone (a) in the case of a Eurodollar Borrowing, not later than 3:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:30 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and 2.16(c):

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Majority Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          SECTION 2.06. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made or held by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein (including any failure to record the making or repayment of any Loan) shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement or prevent the Borrower's obligations in respect of Loans from being discharged to the extent of amounts actually paid in respect thereof.

          (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in substantially the form set forth in Exhibit C hereto. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.07. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to voluntarily prepay any Borrowing in whole or in part, subject to paragraph (c) of this Section.

          (b) For purposes of complying with Section 6.04(c)(ii) or for any other reason, the Borrower may at any time make an offer to prepay Loans by notifying the Administrative Agent by telephone (confirmed by telecopy) of (i) the amount of the Loans subject to such prepayment offer and (ii) the date (which shall not be sooner than five Business Days after the date on which such notice is delivered) before which each Lender shall be entitled to elect, by written notice to the Administrative Agent, to receive a prepayment of its Loan in an amount equal to such Lender's ratable share of such prepayment amount based on the respective outstanding Loans of the Lenders. Promptly following receipt of any such notice from the Borrower, the Administrative Agent shall advise the Lenders of such prepayment offer. Within three Business Days of the Prepayment Election Date, the Borrower shall prepay such Loans as the Lenders shall have elected to have prepaid in accordance with the foregoing (and no prepayment shall be required in respect of amounts offered to Lenders who did not elect to accept a prepayment).

          (c) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment under paragraph (a) or (b) above (i) in the case of prepayment of a Eurodollar Borrowing, not later than 3:00 p.m., New York City time, three Business Days before the date of prepayment and (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing under paragraph (a) shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section
2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.09.

          SECTION 2.08. Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          SECTION 2.09. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus 0.75% per annum; provided that at any time when the Borrower has effective corporate credit ratings of Ba3 or better from Moody's and BB- or better from Standard & Poor's, in each case with at least stable outlook, the Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus 0.50% per annum.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus 1.75% per annum; provided that at any time when the Borrower has effective corporate credit ratings of Ba3 or better from Moody's and BB- or better from Standard & Poor's, in each case with at least stable outlook, the Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate plus 1.50% per annum.

          (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

          (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.10. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or any Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

          SECTION 2.11. Increased Costs. (a) If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

          (ii) impose on any Lender or the London interbank market any other condition (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

          (b) If any Lender determines that any Change in Law regarding capital requirements has had or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, in each case by an amount deemed by such Lender to be material, as a consequence of this Agreement or the Loans made or held by such Lender, to a level below that which such Lender or such Lender's holding company would have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

          (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof, unless such amount is being contested by the Borrower in good faith.

          (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.12. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, continue or prepay any Eurodollar Loan, or to convert any Loan to a Eurodollar Loan, on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.15, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof, unless such amount is being contested by the Borrower in good faith.

          SECTION 2.13. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower or any other Credit Party hereunder or under any other Credit Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower or any other Credit Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions of such Taxes (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made (and the Borrower shall pay or cause such Credit Party to pay such increased amount), (ii) the Borrower or such other Credit Party shall make such deductions and (iii) the Borrower or such other Credit Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any other Credit Party hereunder or under any other Credit Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

          (c) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or any other Credit Party to a Governmental Authority, the

Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time such Foreign Lender first becomes a party to this Agreement and at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate; provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and supplying all applicable documentation; and provided further that no such written notice shall be required with respect to the applicable IRS Form W-8 a Foreign Lender is required to deliver to the Borrower to permit payments to be made without withholding of U.S. Federal income tax (or at a reduced rate of U.S. withholding tax).

          (f) Any Lender that is entitled to an exemption from withholding tax under the law of any jurisdiction in which a Co-Borrower is located, or under any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall make reasonable efforts to deliver to Goodyear for the account of the relevant Co-Borrower (with a copy to the Administrative Agent), at the time such Lender first becomes a party to this Agreement and at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by Goodyear as will permit such payments to be made without withholding or at a reduced rate; provided that such Lender has received written notice from Goodyear advising it of the availability of such exemption or reduction and supplying all applicable documentation.

          SECTION 2.14. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Except as required or permitted under Section 2.07, 2.11, 2.12, 2.13, 2.15 or 9.03, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of fees and each refinancing of any Borrowing with a Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

          (b) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.11, 2.12 or 2.13 or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without setoff, counterclaim or other deduction. Any amounts received after such time on any date may, in the discretion of the

Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account specified by the Administrative Agent for the account of the applicable Lenders or, in any such case, to such other account as the Administrative Agent shall from time to time specify in a notice delivered to the Borrower, except that payments pursuant to Sections 2.11, 2.12, 2.13, 2.15 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person in appropriate ratable shares to the appropriate recipient or recipients promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

          (c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

          (d) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans. If any participations are purchased pursuant to the preceding sentence and all or any portion of the payments giving rise thereto are recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest. The provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law and under this Agreement, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, and to pay interest thereon for each day from and including the date such amount shall have been distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (f) If any Lender shall fail to make any payment required to be made by it hereunder for the account of the Administrative Agent or any Lender, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations in respect of such payment until all such unsatisfied obligations are fully paid.

          SECTION 2.15. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.11 or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.11 or 2.13, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.11, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, or if any Lender shall become the subject of any insolvency or similar proceeding or filing or default in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued fees and all other amounts payable to it hereunder, from the assignee or the Borrower, as the case may be, and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to
Section 2.13, such assignment will result in a reduction in such compensation or payments.

          SECTION 2.16. Co-Borrowers. (a) Goodyear shall have the right to elect, for any reason, including a change in the tax laws of any relevant jurisdiction, to designate a portion of the Loans as Co-Borrower Loans of either Co-Borrower. In addition to the initial designation under this paragraph (a) with respect to each Co-Borrower, Goodyear will have the ability on up to three additional occasions during the term of this Agreement to designate additional Loans as Co-Borrower Loans of a Co-Borrower or to designate Co-Borrower Loans of a Co-Borrower as no longer being Co-Borrower Loans or as being Co-Borrower Loans of the other Co-Borrower. Each such designation shall be effected by a written notice to the Administrative Agent by Goodyear and the applicable Co-Borrower
(1) which shall specify (A) the aggregate amount of the Loans so designated and
(B) the Borrowing or Borrowings (or portions thereof) constituting such Co-Borrower Loans, and (2) pursuant to which such Co-Borrower shall become liable for all of the obligations of Goodyear in respect of such specified Co-Borrower Loans and to be bound by the terms of this Agreement in respect of such Co-Borrower Loans, including all obligations to repay principal, to pay interest and to pay all other amounts from time to time due in respect of such Co-Borrower Loans, provided that Goodyear shall remain liable, on a joint and several basis with the Co-Borrower, for all obligations of the Co-Borrower in respect of such Co-Borrower Loans. The aggregate amount of Co-Borrower Loans at any time outstanding shall not exceed $800,000,000. If any designation under this paragraph (a) results in the aggregate amount of Co-Borrower Loans outstanding exceeding $800,000,000 such designation shall be considered to be in error and shall be void to the extent of such excess. Such excess amount shall not constitute a Co-Borrower Loan or be part of or comprise Co-Borrower Loans and the principal amount of the Co-Borrower Loan to which such designation relates shall be restored to the amount permitted hereunder, and the amount to which the designation relates shall be reduced to the extent necessary such that the aggregate amount of Co-Borrower Loans outstanding shall equal, and as intended not exceed, $800,000,000 (and such excess shall be a Borrowing pursuant to which Goodyear is the sole Borrower hereunder). No designation under this paragraph (a) may be given pursuant to which Goodyear Canada becomes a co-obligor with respect to any Co-Borrower Loans unless Goodyear has delivered a Canadian Tax Opinion to the Administrative Agent at the time of such designation.

          (b) Goodyear shall be jointly and severally liable in respect of each Co-Borrower Loan to the same extent as if it were the sole borrower in respect of such Loan. Goodyear's obligations in respect of the Co-Borrower Loans shall continue in full force and effect and shall not be affected for any reason whatsoever by the Incurrence of any Co-Borrower Loan by either Co-Borrower, including by any defect in the power or authority of a Co-Borrower to Incur a Co-

Borrower Loan, by any failure of a Co-Borrower to have obtained any consent or other approval required for it to Incur a Co-Borrower Loan, by any default or breach by a Co-Borrower of or under any agreement or any law or regulation or any provision of any organizational document, or by any failure of a Co-Borrower Loan to be enforceable against a Co-Borrower for any reason whatsoever.

          (c) The Co-Borrower Loans of each Co-Borrower shall consist of separate Borrowings identified by Goodyear as Borrowings comprised of such Co-Borrower Loans and such Loans shall not be included in any Borrowing comprised of Co-Borrower Loans of the other Co-Borrower or in any Borrowing that is not comprised of Co-Borrower Loans. Each Interest Election Request delivered when any Co-Borrower Loans are outstanding shall specify whether the Borrowing or Borrowings referred to therein are comprised of Co-Borrower Loans of a Co-Borrower and, if so, the applicable Co-Borrower.

          (d) Prepayments of Loans under Section 2.07 may be allocated among the Co-Borrower Loans and the other Loans as Goodyear shall elect pursuant to the applicable notice delivered under Section 2.07(c).

          (e) References to the taking of any action by the Borrower in respect of any Co-Borrower Loan shall be deemed to include references to Goodyear or the applicable Co-Borrower taking such action and the Agents are expressly authorized to accept any such action taken by Goodyear or the applicable Co-Borrower as having the same effect as if taken by Goodyear in respect of a Loan that is not a Co-Borrower Loan.

          (f) For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Credit Documents (and stated herein or therein, as applicable, to be computed on the basis of any period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or 365, as applicable, or such other period of time, respectively.

          (g) Judgment Currency. (i) The obligations of each Co-Borrower hereunder and under the other Credit Documents to make payments in Dollars (the "Obligation Currency"), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or Lender under this Agreement or the other Credit Documents. If, for the purpose of obtaining or enforcing judgment against a Co-Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange prevailing, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

          (ii) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the applicable Co-Borrower and Goodyear each jointly and severally covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

          (iii) For purposes of determining the prevailing rate of exchange, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                                   ARTICLE III

                         Representations and Warranties

          The Borrower represents and warrants to the Administrative Agent and the Lenders that:

          SECTION 3.01. Organization; Powers. The Borrower and each of the other Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not be reasonably likely to result in a Material Adverse Change, is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required. Each Subsidiary of the Borrower other than the Credit Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required, except for failures that, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change.

          SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Credit Party are within such Credit Party's powers and have been duly authorized. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Credit Document to which any Credit Party is or is to be a party constitutes or, when executed and delivered by such Credit Party, will constitute, a legal, valid and binding obligation of the Borrower or such Credit Party, as the case may be, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03. Governmental Approvals; No Conflicts. (a) Except to the extent that no Material Adverse Change would be materially likely to result, the

Transactions (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as are required to perfect Liens created under the Security Documents and such as have been obtained or made and are in full force and effect, (ii) do not and will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries or any order of any Governmental Authority, (iii) do not and will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Subsidiaries or any of their assets, and (iv) do not and will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries, except Liens created under the Credit Documents.

          (b) The incurrence, continuation or purchase of each Loan, each Guarantee thereof under the Credit Documents and each Lien securing any of the Obligations, is permitted under the Junior Lien Indenture and each other indenture or other agreement governing any Senior Subordinated-Lien Indebtedness in effect at the time of such incurrence, and the Loans and Guarantees thereof under the Credit Documents constitute Designated Senior Obligations under the Lien Subordination and Intercreditor Agreement.

          SECTION 3.04. Financial Statements; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows as of and for the fiscal year ended December 31, 2006. Such financial statements present fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such date and for such fiscal year in accordance with GAAP.

          (b) Except as disclosed in the Disclosure Documents, since December 31, 2006, there has been no event or condition that constitutes or would be materially likely to result in a Material Adverse Change, it being agreed that a reduction in any rating relating to the Borrower issued by any rating agency shall not, in and of itself, be an event or condition that constitutes or would be materially likely to result in a Material Adverse Change (but that events or conditions underlying or resulting from any such reduction may constitute or be materially likely to result in a Material Adverse Change).

          SECTION 3.05. Litigation and Environmental Matters. (a) Except as set forth in the Disclosure Documents, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that if adversely determined would be materially likely, individually or in the aggregate, to result in a Material Adverse Change or (ii) as of the Restatement Date, that involve the Credit Documents or the Transactions.

          (b) Except as set forth in the Disclosure Documents, and except with respect to matters that, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change, neither the Borrower nor any of the Subsidiaries

(i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

          SECTION 3.06. Compliance with Laws and Agreements. The Borrower and each of the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to be in compliance, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change. No Event of Default has occurred and is continuing.

          SECTION 3.07. Investment Company Status. Neither the Borrower nor any of the Subsidiaries is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

          SECTION 3.08. ERISA and Canadian Pension Plans. (a) Except as disclosed in the Disclosure Documents, no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events that have occurred or are reasonably expected to occur, would be materially likely to result in a Material Adverse Change.

          (b) Except as would not be materially likely to result in a Material Adverse Change, (i) the Canadian Pension Plans are duly registered under the Income Tax Act (Canada) and all other applicable laws which require registration and no event has occurred which is reasonably likely to cause the loss of such registered status; (ii) all material obligations of each Credit Party (including fiduciary, funding, investment and administration obligations) required to be performed in connection with the Canadian Pension Plans and the funding agreements therefor have been performed in a timely fashion; (iii) to the knowledge of the Credit Parties there have been no improper withdrawals of the assets of the Canadian Pension Plans or the Canadian Benefit Plans; (iv) there are no outstanding material disputes concerning the assets of the Canadian Pension Plans or the Canadian Benefit Plans; and (v) each of the Canadian Pension Plans is being funded in accordance with the actuarial valuation reports last filed with the applicable Governmental Authorities and which are consistent with generally accepted actuarial principles.

          SECTION 3.09. Disclosure. None of the reports, financial statements, certificates or other written information referred to in Section 3.04 or delivered after the date hereof by or on behalf of any Credit Party to the Administrative Agent, the Collateral Agent or any Lender pursuant to Section
5.01 (taken together with all other information so furnished and as modified or supplemented by other information so furnished) contained or will contain, in each case as of the date delivered, any material misstatement of fact or omitted or will omit to state, in each case as of the date delivered, any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information or other forward looking information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.10. Security Interests. (a) Each of the Guarantee and Collateral Agreement, the Reaffirmation Agreement and the Canadian Security Agreements is or, when executed and delivered, will be, effective to create or continue in favor of the Collateral Agent for the benefit of the Secured Parties a valid and enforceable security interest in the Collateral, to the extent contemplated by the Guarantee and Collateral Agreement, the Reaffirmation Agreement or the Canadian Security Agreements, as the case may be, and (i) when the Collateral constituting certificated securities (as defined in the applicable Uniform Commercial Code) was or is delivered to the Collateral Agent (or its sub-agent for perfection) thereunder, together with instruments of transfer duly endorsed in blank, the Guarantee and Collateral Agreement created or will create, to the extent contemplated by the Guarantee and Collateral Agreement, a perfected security interest in all right, title and interest of the Grantors in such certificated securities to the extent perfection is governed by the applicable Uniform Commercial Code as in effect in any applicable jurisdiction, subject to no other Lien other than Liens permitted under Section
6.06 that take priority over security interests in certificated securities perfected by the possession of such securities under the Uniform Commercial Code as in effect in the applicable jurisdiction, and (ii) when financing statements in appropriate form were or are filed, and any other applicable registrations were or are made, in the offices specified in the Restatement Date Perfection Certificate, the Guarantee and Collateral Agreement, the Reaffirmation Agreement and the Canadian Security Agreements created or will create or continue a perfected security interest (or hypothec, as applicable) in all right, title and interest of the Grantors in the remaining Collateral to the extent perfection can be obtained by filing Uniform Commercial Code financing statements and making such other applicable filings and registrations in such jurisdictions, subject to no other Lien other than Liens permitted under Section 6.06. The exclusion of the Consent Assets (as defined in the Guarantee and Collateral Agreement) from the Collateral does not materially reduce the aggregate value of the Collateral.

          (b) Each Mortgage creates or, upon execution and delivery by the parties thereto, will create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on all the applicable mortgagor's right, title and interest in and to the Mortgaged Properties subject thereto and the proceeds thereof, and the Mortgages create or, when the Mortgages have been filed or registered in the counties specified in Schedule 3.10(b), will create perfected Liens on all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to Liens in favor of any other Person (other than as provided in the Lenders Lien Subordination and Intercreditor Agreement and other than Liens or other encumbrances for which exceptions are taken in the policies of title insurance delivered in respect of the Mortgaged Properties on or prior to the Restatement Date and Liens permitted under Section 6.06).

          (c) The Guarantee and Collateral Agreement currently on file with the United States Patent and Trademark Office and the Canadian Security Agreements currently on file with the Canadian Intellectual Property Office, create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on all right, title and interest of the Grantors in the Material Intellectual Property in which a security interest may be perfected by such recordation in the United States Patent and Trademark Office or the Canadian Intellectual Property Office, as the case may be, in each case (i) prior and superior in right to any other Person and (ii) subject to no other Lien other than, in the case of (i) and (ii), as provided in the Lenders Lien Subordination and Intercreditor Agreement and other than Liens permitted under Section 6.06 (it being understood that subsequent recordings in the United States Patent and Trademark Office or the Canadian Intellectual Property Office, as the case may be, may be necessary to perfect a Lien on registered trademarks and trademark applications acquired by the Grantors after the Restatement Date). As of the Restatement Date, Schedule 3.10(c) sets forth all the Material Intellectual Property.

          (d) The Guarantee and Collateral Agreement currently on file with the Federal Aviation Administration creates in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on all right, title and interest of the Grantors in the Aircraft Collateral (as defined in the Guarantee and Collateral Agreement) in which a security interest may be perfected by such recordation with the Federal Aviation Administration, in each case, other than as provided in the Lenders Lien Subordination and Intercreditor Agreement, prior and superior in right to any other Person, subject to no other Lien other than Liens permitted under Section 6.06.

          (e) None of the Restatement Date Perfection Certificate or any other written information relating to the Collateral delivered after the date hereof by or on behalf of any Credit Party to the Administrative Agent, the Collateral Agent or any Lender pursuant to any provision of any Credit Document is or will be incorrect when delivered in any respect material to the rights or interests of the Lenders under the Credit Documents.

          SECTION 3.11. Use of Proceeds. The proceeds of the Loans will be used only for the purposes referred to in the preamble to this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

                                   ARTICLE IV

                                   Conditions

          SECTION 4.01. Restatement Date. This Agreement shall not become effective until the date on which each of the following conditions is satisfied (or waived or deferred in accordance with Section 9.02 or the penultimate paragraph of this Section 4.01):

          (a) The Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent and each Lender either (i) counterparts of this Agreement signed on behalf of each such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that each such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Restatement Date) of (i) Covington & Burling LLP, counsel for the Borrower, substantially in the form of Exhibit E-1, and (ii) the General Counsel, the Associate General Counsel or an Assistant General Counsel of the Borrower, substantially in the form of Exhibit E-2, and covering such other matters relating to the Credit Parties, the Credit Documents or the Transactions as the Administrative Agent or the Majority Lenders shall reasonably request.

          (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization by the Credit Parties of the Transactions and any other legal matters relating to the Borrower, the other Credit Parties, the Credit Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

          (d) The Obligations shall have been designated by the Borrower as, and shall be, "Designated Senior Obligations" under the Lien Subordination and Intercreditor Agreement.

          (e) The amendment and restatement of the First Lien Agreement shall have become effective or shall concurrently become effective in substantially the form thereof most recently posted to IntraLinks prior to the date hereof with only such changes thereto as shall not be adverse to the Lenders in any material respect and shall have been approved by the Administrative Agent. All conditions to the effectiveness of the amendment and restatement of the First Lien Agreement shall have been satisfied. The Collateral Agent and the collateral agent under the First Lien Agreement shall have reaffirmed application the Lenders Lien Subordination and Intercreditor Agreement in respect of the Obligations and the obligations under the amended and restated First Lien Agreement.

          (f) The representations and warranties set forth in Article III and in the other Credit Documents (insofar as the representations and warranties in such other Credit Documents relate to the transactions provided for herein or to the Collateral securing the Obligations) shall be true and correct in all material respects on the Restatement Date and the Administrative Agent shall have received a certificate signed by a Financial Officer to the effect that the representations and warranties set forth in Article III shall be true and correct in all material respects on the Restatement Date.

          (g) The Borrower and the other Credit Parties shall be in compliance with all the terms and provisions set forth herein and in the other Credit Documents in all material respects on their part to be observed or performed, and at the time of and immediately after the Restatement Date, no Default shall have occurred and be continuing, and the Administrative Agent shall have received a certificate signed by a Financial Officer to that effect.

          (h) The Administrative Agent shall have received all fees and other amounts due and payable or accrued on or prior to the Restatement Date hereunder or under the Existing Credit Agreement, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

          (i) The Administrative Agent shall have received (i) a completed Restatement Date Perfection Certificate dated the Restatement Date and signed by a Financial Officer, together with all attachments contemplated thereby, and
(ii) the results of a search of the Uniform Commercial Code (or equivalent) filings or registrations made with respect to the Credit Parties in the jurisdictions referred to in paragraph 1 of the Restatement Date Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search.

          (j) The Administrative Agent shall have received from the Borrower and each Domestic Subsidiary (other than the Excluded Subsidiaries and the Consent Subsidiaries) a counterpart of the Reaffirmation Agreement duly executed and delivered on behalf of the Borrower or such Subsidiary as a Guarantor and (in the case of each Subsidiary that is a Grantor under the Guarantee and Collateral Agreement or a Canadian Grantor under any Canadian Security Agreement) a Grantor.

          (k) The Collateral Agent (or its sub-agent for perfection) shall have received certificates representing all Capital Stock (other than any uncertificated Capital Stock) pledged pursuant to the Guarantee and Collateral Agreement, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank.

          (l) All Uniform Commercial Code financing statements or other personal property security filings and recordations with the United States Patent and Trademark Office, the Canadian Intellectual Property Office and the Federal Aviation Administration required by law or reasonably requested by the Collateral Agent to be filed or recorded to perfect or continue the Liens intended to be created on the Collateral (to the extent such Liens may be perfected or continued by filings under the Uniform Commercial Code as in effect in any applicable jurisdiction or by filings or registrations under applicable Canadian personal property security legislation or by filings with the United States Patent and Trademark Office or the Federal Aviation Administration) shall have been filed or recorded or delivered to the Collateral Agent for filing or recording.

          (m) The Collateral Agent shall have received (i) counterparts of an amended and restated Mortgage with respect to each Mortgaged Property, duly executed and delivered by the record owner of such Mortgaged Property, (ii) endorsements issued by the applicable nationally recognized title insurance company to each applicable policy of title insurance insuring the Lien of each such Mortgage as amended and restated as a valid first Lien on the Mortgaged Property described therein, free of any other Liens (other than Liens referred to in such policies of title insurance and acceptable to the Administrative Agent and Liens permitted by
Section 6.06), together with such other endorsements as the Collateral Agent or the Majority Lenders may reasonably request, and (iii) such legal opinions and other documents as shall reasonably have been requested by the Collateral Agent with respect to any such amended and restated Mortgage or Mortgaged Property.

          (n) The Administrative Agent shall have received from each "Deposit Account Institution" that is required to be party to a "Lockbox Agreement" (as such terms are defined in the Guarantee and Collateral Agreement) evidence that such agreement has been duly executed by all requisite parties and has become effective.

          The Collateral Agent may enter into agreements with the Borrower to grant extensions of time for the perfection of security interests in or the delivery of surveys, title insurance, legal opinions or other documents with respect to particular assets where it determines that perfection cannot be accomplished or such documents cannot be delivered without undue effort or expense by the Restatement Date or any later date on which they are required to be accomplished or delivered under this Agreement or the Security Documents. Any failure of the Borrower to satisfy a requirement of any such agreement by the date specified therein (or any later date to which the Collateral Agent may agree) shall constitute a breach of the provision of this Agreement or the Security Document under which the original requirement was applicable. Without limiting the foregoing, it is anticipated that the actions listed on Schedule
4.01 will not have been completed by the Restatement Date, and the Borrower covenants and agrees that each of such actions will be completed by the date specified for such action in such Schedule 4.01 (or any later date to which the Collateral Agent may agree) and that the Borrower will comply with all of the undertakings set forth in Schedule 4.01.

          The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Date in writing, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to purchase Loans hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied (or waived pursuant to Section 9.02) at or prior to 5:00 p.m., New York City time, on April 30, 2007 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                                    ARTICLE V

                              Affirmative Covenants

          Until the Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Administrative Agent and the Lenders that:

          SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

          (a) as soon as available and in any event within 110 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers or other independent public accountants of recognized national standing (without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP consistently applied;

          (b) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) other than in connection with the delivery of financial statements for the fiscal period ended March 31, 2007, not later than one Business Day after each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (ii) stating whether any change in GAAP or in the application thereof has occurred since the date of the most recent audited financial statements delivered under clause (a) above (or, prior to the delivery of any such financial statements, since December 31, 2006) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

          (e) other than in connection with the delivery of financial statements for the fiscal period ended March 31, 2007, not later than one Business Day after each delivery of financial statements under clause (a) or (b) above, and at such other times as the Borrower may determine, a certificate of a Financial Officer identifying each Domestic Subsidiary formed or acquired after the Restatement Date and not previously identified in a certificate delivered pursuant to this paragraph, stating whether each such Domestic Subsidiary is a Consent Subsidiary and describing the factors that shall have led to the identification of any such Domestic Subsidiary as a Consent Subsidiary;

          (f) from time to time, all information and documentation required to be delivered under Section 4.04 of the Guarantee and Collateral Agreement;

          (g) other than in connection with the delivery of financial statements for the fiscal period ended March 31, 2007, not later than one Business Day after each delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower certifying that the requirements of Section 5.08 have been satisfied in all material respects; and

          (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement or the other Credit Documents, or the perfection of the security interests created by the Security Documents, as the Administrative Agent or any Lender may reasonably request.

          Information required to be delivered pursuant to this Section 5.01 shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the SEC at http://www.sec.gov; provided that the Borrower shall deliver paper copies of such information to any Lender that requests such delivery. Information required to be delivered pursuant to this Section 5.01 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

          SECTION 5.02. Notices of Defaults. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the occurrence of any Default, together with a statement of a Financial Officer or other executive officer of the

Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03. Existence; Conduct of Business. The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, except to the extent that failures to keep in effect such rights, licenses, permits, privileges and franchises would not be materially likely, individually or in the aggregate for all such failures, to result in a Material Adverse Change; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under
Section 6.08.

          SECTION 5.04. Maintenance of Properties. The Borrower will, and will cause each of the Subsidiaries to, keep and maintain all its property in good working order and condition, ordinary wear and tear excepted, except to the extent any failure to do so would not, individually or in the aggregate, be materially likely to result in a Material Adverse Change (it being understood that the foregoing shall not prohibit any sale of any assets permitted by
Section 6.04).

          SECTION 5.05. Books and Records; Inspection and Audit Rights. The Borrower will, and will cause each of the Subsidiaries to, keep books of record and account sufficient to enable the Borrower to prepare the financial statements and other information required to be delivered under Section 5.01. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent (or by any Lender acting through the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties (accompanied by a representative of the Borrower) and to discuss its affairs, finances and condition with its officers, all at such reasonable times and as often as reasonably requested.

          SECTION 5.06. Compliance with Laws. The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, including Environmental Laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not be materially likely to result in a Material Adverse Change.

          SECTION 5.07. Insurance. The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customary among companies of established reputation engaged in the same or similar businesses and operating in the same or similar locations, except to the extent the failure to do so would not be materially likely to result in a Material Adverse Change. The Borrower will furnish to the Administrative Agent or any Lender, upon request, information in reasonable detail as to the insurance so maintained.

          SECTION 5.08. Guarantees and Collateral. (a) In the event that there shall at any time exist any North American Subsidiary (other than an Excluded

Subsidiary or Consent Subsidiary) that shall not be a party to the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, the Borrower will promptly notify the Collateral Agent (including in such notice the information that would have been required to be set forth with respect to such Subsidiary in the Restatement Date Perfection Certificate if such Subsidiary had been one of the Grantors listed therein) and will, within 30 days (or such longer period as may be reasonable under the circumstances) after such notification, deliver to the Collateral Agent a supplement to the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, in substantially the form specified therein, duly executed and delivered on behalf of such North American Subsidiary, pursuant to which such North American Subsidiary will become a party to the Guarantee and Collateral Agreement and a Subsidiary Guarantor and, if it elects to become a Grantor or if its Total Assets are greater than $10,000,000 as of December 31, 2006, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), a Grantor, in each case as defined in the Guarantee and Collateral Agreement.

          (b) In the event that the Borrower or any other Grantor shall at any time directly own any Capital Stock of any Subsidiary (other than (i) Capital Stock in any Subsidiary with Total Assets not greater than $10,000,000 as of December 31, 2006, or if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), (ii) Capital Stock in any Excluded Subsidiary or Consent Subsidiary and
(iii) Capital Stock already pledged in accordance with this paragraph or Section 4.01(k)), the Borrower will promptly notify the Collateral Agent and will, within 30 days (or such longer period as may be reasonable under the circumstances) after such notification, cause such Capital Stock to be pledged under the Guarantee and Collateral Agreement and cause to be delivered to the Collateral Agent (or its sub-agent for perfection) any certificates representing such Capital Stock, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided, that (A) no Grantor shall be required to pledge more than 65% of outstanding voting Capital Stock of any Foreign Subsidiary and (B) no Grantor shall be required to pledge any Capital Stock in any Foreign Subsidiary if a Financial Officer shall have delivered a certificate to the Administrative Agent certifying that the Borrower has determined, on the basis of reasonable inquiries in the jurisdiction of such Person, that such pledge would affect materially and adversely the ability of such Person to conduct its business in such jurisdiction.

          (c) In the event that the Borrower or any other Grantor shall at any time directly own any Capital Stock of any Material Foreign Subsidiary (other than Capital Stock already pledged in accordance with this paragraph and Capital Stock in any Consent Subsidiary), the Borrower will promptly notify the Collateral Agent and will take all such actions as the Collateral Agent shall reasonably request and as shall be available under applicable law to cause such Capital Stock to be pledged under a Foreign Pledge Agreement and cause to be delivered to the Collateral Agent any certificates representing such Capital Stock, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; provided, that (A) no Grantor shall be required to pledge more than 65% of outstanding voting Capital Stock of any Foreign

Subsidiary and (B) no Grantor shall be required to pledge any Capital Stock in any Person if a Financial Officer shall have delivered a certificate to the Administrative Agent certifying that the Borrower has determined, on the basis of reasonable inquiries in the jurisdiction of such Person, that such pledge would affect materially and adversely the ability of such Person to conduct its business in such jurisdiction.

          (d) In the event that the Borrower or any other Grantor shall at any time own any Material Intellectual Property (other than Material Intellectual Property as to which the actions required by this paragraph have already been taken), the Borrower will promptly notify the Collateral Agent and will file all Uniform Commercial Code financing statements or other applicable personal property security law filings and recordations with the Patent and Trademark Office or the Canadian Intellectual Property Office as shall be required by law or reasonably requested by the Collateral Agent to be filed or recorded to perfect the Liens intended to be created on the Collateral (to the extent such Liens may be perfected by filings under the Uniform Commercial Code or other personal property security legislation as in effect in any applicable jurisdiction or by filings with the United States Patent and Trademark Office or the Canadian Intellectual Property Office); provided, that if the consents of Persons other than the Borrower and the Wholly Owned Subsidiaries would be required under applicable law or the terms of any agreement in order for a security interest to be created in any Material Intellectual Property under the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be, a security interest shall not be required to be created in such Material Intellectual Property prior to the obtaining of such consents. The Borrower will endeavor in good faith to obtain any consents required to permit any security interest in Material Intellectual Property to be created under the Guarantee and Collateral Agreement or the Canadian Security Agreements, as the case may be.

          (e) The Borrower will, and will cause each Subsidiary to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions, as may be reasonably requested by the Collateral Agent in order to cause the security interests purported to be created by the Security Documents or required to be created under the terms of this Agreement to constitute valid security interests, perfected in accordance with this Agreement.

                                   ARTICLE VI

                               Negative Covenants

          Until the Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Administrative Agent and the Lenders that:

          SECTION 6.01. Limitation on Indebtedness. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, Incur, directly or indirectly, any Indebtedness; provided, however, that the Borrower or any Subsidiary Guarantor may Incur Indebtedness if on the date of such Incurrence and after giving effect thereto and the application of the proceeds therefrom the Consolidated Coverage Ratio would be greater than 2.0:1.0.

          (b) Notwithstanding the foregoing paragraph (a), the Borrower and its Restricted Subsidiaries may Incur the following Indebtedness:

               (1) (x) U.S. Bank Indebtedness in an aggregate principal amount not to exceed the greater of (A) $3,000,000,000, less the aggregate amount of all prepayments of principal applied to permanently reduce any such Indebtedness in satisfaction of the Borrower's obligations under Section 6.04, and (B) the sum of (i) 60% of the book value of the inventory of the Borrower and its Restricted Subsidiaries plus
          (ii) 80% of the book value of the accounts receivable of the Borrower and its Restricted Subsidiaries (other than any accounts receivable pledged, sold or otherwise transferred or encumbered by the Borrower or any Restricted Subsidiary in connection with a Qualified Receivables Transaction), in each case, as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC; provided that the aggregate amount of First Lien Indebtedness at any time outstanding shall not exceed the sum of (I) $2,500,000,000, (II) the aggregate amount of prepayments of Loans made pursuant to Section 2.07, and (III) the aggregate amount of offers to prepay Loans made pursuant to Section 2.07(b) in connection with the disclosure of a proposed Incurrence of First Lien Indebtedness in excess of $2,500,000,000, and (y) European Bank Indebtedness in an aggregate principal amount not to exceed E525,000,000; provided, however, that the amount of Indebtedness that may be Incurred pursuant to this clause (1) shall be reduced by any amount of Indebtedness Incurred and then outstanding pursuant to the election provision of clause (10)(A)(ii) below;

               (2) Indebtedness of the Borrower owed to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Borrower or any Restricted Subsidiary; provided, however, that any subsequent event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Indebtedness (except to the Borrower or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the issuer thereof;

               (3) Indebtedness (A) outstanding on the Restatement Date (other than the Indebtedness described in clauses (1) and (2) above and clause (12) below), and (B) consisting of Refinancing Indebtedness Incurred in respect of any Indebtedness described in this clause (3) (including Indebtedness that is Refinancing Indebtedness) or the foregoing paragraph (a);

               (4) (A) Indebtedness of a Restricted Subsidiary Incurred and outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Borrower or a Restricted Subsidiary (other than Indebtedness Incurred in contemplation of, in connection with, as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Subsidiary of or was otherwise acquired by the Borrower); provided, however, that on the date that such Restricted Subsidiary is acquired by the Borrower, (i) the Borrower would have been able to Incur $1.00 of additional Indebtedness pursuant to the foregoing paragraph (a) after giving effect to the Incurrence of such Indebtedness pursuant to this clause (4) or (ii) the Consolidated Coverage Ratio immediately after giving effect to such Incurrence and acquisition would be greater than such ratio immediately prior to such transaction and (B) Refinancing Indebtedness Incurred by a Restricted Subsidiary in respect of Indebtedness Incurred by such Restricted Subsidiary pursuant to this clause (4);

               (5) Indebtedness (A) in respect of performance bonds, bankers' acceptances, letters of credit and surety or appeal bonds entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business, and (B) Hedging Obligations entered into in the ordinary course of business to hedge risks with respect to the Borrower's or a Restricted Subsidiary's interest rate, currency or raw materials pricing exposure and not entered into for speculative purposes;

               (6) Purchase Money Indebtedness, Capitalized Lease Obligations and Attributable Debt and Refinancing Indebtedness in respect thereof in an aggregate principal amount on the date of Incurrence that, when added to all other Indebtedness Incurred pursuant to this clause (6) and then outstanding, will not exceed the greater of (A) $600,000,000 and (B) 5.0% of Consolidated assets of the Borrower as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC;

               (7) Indebtedness Incurred by a Receivables Entity in a Qualified Receivables Transaction;

               (8) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of a Financial Officer's becoming aware of its Incurrence;

               (9) any Guarantee by the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of the Borrower or any of its Restricted Subsidiaries so long as the Incurrence of such Indebtedness or other obligations by the Borrower or such Restricted Subsidiary is permitted under the terms of this Agreement (other than Indebtedness Incurred pursuant to clause (4) above);

               (10) (A) Indebtedness of Foreign Restricted Subsidiaries in an aggregate principal amount that, when added to all other Indebtedness Incurred pursuant to this clause (10)(A) and then outstanding, will not exceed (i) $900,000,000 plus (ii) any amount then permitted to be Incurred pursuant to clause (1) above that the Borrower instead elects to Incur pursuant to this clause (10)(A);

                    (B) Indebtedness of EEMEA Subsidiaries in an aggregate
               principal amount not to exceed $500,000,000; and

                    (C) Indebtedness of Foreign Restricted Subsidiaries Incurred
               in connection with a Qualified Receivables Transaction in an amount not to exceed E350,000,000 at any one time outstanding;

               (11) Indebtedness constituting unsecured Indebtedness or Secured Indebtedness in an amount not to exceed $850,000,000 and Refinancing Indebtedness in respect thereof; provided that any such Secured Indebtedness may be secured solely with assets that do not constitute Collateral;

               (12) Senior Subordinated-Lien Indebtedness and the related Guarantees by Subsidiaries of the Borrower and Refinancing Indebtedness in respect thereof; and

               (13) Indebtedness of the Borrower and the Restricted Subsidiaries in an aggregate principal amount on the date of Incurrence that, when added to all other Indebtedness Incurred pursuant to this clause (13) and then outstanding, will not exceed $150,000,000.

          (c) For purposes of determining the outstanding principal amount of any particular Indebtedness Incurred pursuant to this Section 6.01:

               (1) Outstanding Indebtedness Incurred pursuant to this Agreement, the First Lien Agreement or the European Facilities Agreement prior to or on the Restatement Date shall be deemed to have been Incurred pursuant to clause (1) of paragraph (b) above;

               (2) Indebtedness permitted by this Section 6.01 need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this covenant permitting such Indebtedness; and

               (3) in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in this Section 6.01, the Borrower, in its sole discretion, shall classify such Indebtedness (or any portion thereof) as of the time of Incurrence and will only be required to include the amount of such Indebtedness in one of such clauses (provided that any Indebtedness originally classified as Incurred pursuant to Sections 6.01(b)(2) through (b)(13) may later be reclassified as having been Incurred pursuant to Section 6.01(a) or any other of Sections 6.01(b)(2) through (b)(13) to the extent that such reclassified Indebtedness could be Incurred pursuant to Section 6.01(a) or one of Sections 6.01(b)(2) through (b)(13), as the case may be, if it were Incurred at the time of such reclassification).

          (d) For purposes of determining compliance as of any date with any dollar or Euro denominated restriction on the Incurrence of Indebtedness where the Indebtedness Incurred is denominated in a different currency, the amount of such Indebtedness will be the U.S. Dollar Equivalent or Euro Equivalent, as the case may be, determined on the date of the Incurrence of such Indebtedness; provided, however, that if any such Indebtedness denominated in a different currency is subject to a Currency Agreement with respect to dollars or Euros, as the case may be, covering all principal, premium, if any, and interest payable on such Indebtedness, the amount of such Indebtedness expressed in dollars or Euros will be as provided in such Currency Agreement. The principal amount of any Refinancing Indebtedness Incurred in the same currency as the Indebtedness being Refinanced will be the U.S. Dollar Equivalent or Euro Equivalent, as appropriate, of the Indebtedness Refinanced determined on the date of the Incurrence of such Indebtedness, except to the extent that (i) such U.S. Dollar Equivalent or Euro Equivalent was determined based on a Currency Agreement, in which case the Refinancing Indebtedness will be determined in accordance with the immediately preceding sentence, and (ii) the principal amount of the Refinancing Indebtedness exceeds the principal amount of the Indebtedness being Refinanced, in which case the U.S. Dollar Equivalent or Euro Equivalent, as appropriate, of such excess will be determined on the date such Refinancing Indebtedness is Incurred.

          SECTION 6.02. Limitation on Restricted Payments. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to make any Restricted Payment if at the time the Borrower or such Restricted Subsidiary makes any Restricted Payment:

               (1) a Default will have occurred and be continuing (or would result therefrom);

               (2) the Borrower could not Incur at least $1.00 of additional Indebtedness under Section 6.01(a); or

               (3) the aggregate amount of such Restricted Payment and all other Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by a Financial Officer of the Borrower, whose determination will be conclusive; provided, however, that with respect to any noncash Restricted Payment in excess of $25,000,000, the amount so expended shall be determined in accordance with the provisions of the definition of Fair Market Value) declared or made subsequent to the Reference Date would exceed the sum, without duplication, of:

                    (i) 50% of the Consolidated Net Income accrued during the
               period (treated as one accounting period) from the beginning of the fiscal quarter immediately following the fiscal quarter during which the Reference Date occurs to the end of the most recent fiscal quarter for which financial statements have been filed with the SEC prior to the date of such Restricted Payment (or, in case such Consolidated Net Income will be a deficit, minus 100% of such deficit);

                    (ii) 100% of the aggregate Net Cash Proceeds received by the
               Borrower from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Reference Date (other than an issuance or sale to a Subsidiary of the Borrower and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees) and 100% of any cash capital contribution received by the Borrower from its shareholders subsequent to the Reference Date;

                    (iii) the amount by which Indebtedness of the Borrower or
               its Restricted Subsidiaries is reduced on the Borrower's Consolidated balance sheet upon the conversion or exchange (other than by a Subsidiary of the Borrower) subsequent to the Reference Date of any Indebtedness of the Borrower or its Restricted Subsidiaries issued after the Reference Date which is convertible or exchangeable for capital stock (other than Disqualified Stock) of the Borrower (less the amount of any cash or the Fair Market Value of other property distributed by the Borrower or any Restricted Subsidiary upon such conversion or exchange); and

                    (iv) an amount equal to the sum of (x) the net reduction in the Investments (other than Permitted Investments) made by the Borrower or any Restricted Subsidiary in any Person resulting from repurchases, repayments or redemptions of such Investments by such Person, proceeds realized on the sale of such Investments and proceeds representing the return of capital (excluding dividends and distributions), in each case realized by the Borrower or any Restricted Subsidiary, and (y) to the extent such Person is an Unrestricted Subsidiary, the portion (proportionate to the Borrower's Capital Stock in such Subsidiary) of the fair market value of the net assets of such Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that the foregoing sum shall not exceed, in the case of any such Person or Unrestricted Subsidiary, the amount of Investments (excluding Permitted Investments) previously made (and treated as a Restricted Payment) by the Borrower or any Restricted Subsidiary in such Person or Unrestricted Subsidiary.

          (b) The provisions of Section 6.02(a) shall not prohibit:

               (1) any Restricted Payment made out of the Net Cash Proceeds of the substantially concurrent sale of, or made by exchange for, Capital Stock of the Borrower (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Borrower or an employee stock ownership plan or to a trust established by the Borrower or any of its Subsidiaries for the benefit of their employees to the extent such sale to such an employee stock ownership plan or trust is financed by loans from or guaranteed by the Borrower or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination) or a substantially concurrent cash capital contribution received by the Borrower from its shareholders; provided, however, that:

                    (A) such Restricted Payment shall be excluded in the
               calculation of the amount of Restricted Payments under Section 6.02(a)(3), and

                    (B) the Net Cash Proceeds from such sale applied in the
               manner set forth in Section 6.02(b)(1) shall be excluded from the calculation of amounts under Section 6.02(a)(3)(ii);

               (2) any prepayment, repayment or Purchase for value of Subordinated Obligations that are made by exchange for, or out of the proceeds of the sale of, other Subordinated Obligations (which (x) satisfy each of clauses (4) and (5) of the definition of Refinancing Indebtedness in respect of the Subordinated Obligations being prepaid, repaid or Purchased and (y) may include Indebtedness Incurred under
          Section 6.01(a)) or the Net Cash Proceeds of a sale of Capital Stock of the Borrower; provided, in each case, that the public announcement of the launch of such prepayment, repayment or Purchase for value is made within three months of such sale of Subordinated Obligations or Capital Stock; provided, however, that each such prepayment, repayment or Purchase for value under this paragraph (2) shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (3) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividends would have complied with this covenant; provided, however, that such dividends shall be included in the calculation of the amount of Restricted Payments under
          Section 6.02(a)(3);

               (4) any Purchase for value of Capital Stock of the Borrower or any of its Subsidiaries from employees, former employees, directors or former directors of the Borrower or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such Capital Stock; provided, however, that the aggregate amount of such Purchases for value will not exceed $10,000,000 in any calendar year; provided further, however, that any of the $10,000,000 permitted to be applied for Purchases under this Section 6.02(b)(4) in a calendar year (and not so applied) may be carried forward for use in the following two calendar years; provided further, however, that such Purchases for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (5) so long as no Default has occurred and is continuing, payments of dividends on Disqualified Stock issued after the Reference Date pursuant to Section 6.01; provided, however, that such dividends shall be included in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (6) repurchases of Capital Stock deemed to occur upon exercise of stock options if such Capital Stock represents a portion of the exercise price of such options; provided, however, that such Restricted Payments shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (7) so long as no Default has occurred and is continuing, subject to Section 6.04(c)(ii), any prepayment, repayment or Purchase for value of Subordinated Obligations from Net Available Cash; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (8) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of Subordinated Obligations from Net Available Cash from (assuming for purposes of the definition of Net Available Cash as used in this clause (8) that the Specified Asset Sale was an Asset Disposition) from the Specified Asset Sale set forth in clause (i) of the definition thereof within 180 days after the receipt of such proceeds; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (9) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of any Indebtedness within 365 days of the Stated Maturity of such Indebtedness; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3);

               (10) payments to holders of Capital Stock (or to the holders of Indebtedness that is convertible into or exchangeable for Capital Stock upon such conversion or exchange) in lieu of the issuance of fractional shares; provided, however, that such payments shall be excluded in the calculation of the amount of Restricted Payments under
          Section 6.02(a)(3);

               (11) so long as no Default has occurred and is continuing, any prepayment, repayment or Purchase for value of Indebtedness under or in respect of the Third Lien Agreement or the Borrower's 11% Senior Secured Notes due 2011, Senior Secured Floating Rate Notes due 2011, 4% Convertible Senior Notes due 2034 or Floating Rate Notes due 2009; provided, however, that such prepayment, repayment or Purchase for value shall be excluded in the calculation of the amount of Restricted Payments under Section 6.02(a)(3); or

               (12) any Restricted Payment in an amount which, when taken together with all Restricted Payments made after the Reference Date pursuant to this Section 6.02(b)(12), does not exceed $50,000,000; provided, however, that

                    (A) at the time of each such Restricted Payment, no Default shall have occurred and be continuing (or result therefrom); and

                    (B) such Restricted Payments shall be included in the
               calculation of the amount of Restricted Payments under Section 6.02(a)(3).

          SECTION 6.03. Limitation on Restrictions on Distributions from Restricted Subsidiaries. The Borrower shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

               (1) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligations owed to the Borrower;

               (2) make any loans or advances to the Borrower; or

               (3) transfer any of its property or assets to the Borrower, except:

                    (A) any encumbrance or restriction pursuant to applicable
               law, rule, regulation or order or an agreement in effect at or entered into on the Restatement Date;

                    (B) any encumbrance or restriction with respect to a
               Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary prior to the date on which such Restricted Subsidiary was acquired by the Borrower (other than Indebtedness Incurred as consideration in, in contemplation of, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was otherwise acquired by the Borrower) and outstanding on such date;

                    (C) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in Section 6.03(3)(A) or Section 6.03(3)(B) or this Section 6.03(3)(C) or contained in any amendment to an agreement referred to in Section 6.03(3)(A) or Section 6.03(3)(B) or this Section 6.03(3)(C); provided, however, that the encumbrances and restrictions contained in any such Refinancing agreement or amendment are no less favorable in any material respect to the Lenders than the encumbrances and restrictions contained in such predecessor agreements;

                    (D) in the case of Section 6.03(3), any encumbrance or
               restriction:

                         (i) that restricts in a customary manner the
                    subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any such lease, license or other contract; or

                         (ii) contained in mortgages, pledges and other security
                    agreements securing Indebtedness of a Restricted Subsidiary to the extent such encumbrance or restriction restricts the transfer of the property subject to such security agreements;

                    (E) with respect to a Restricted Subsidiary, any restriction imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition;

                    (F) any encumbrance or restriction existing under or by
               reason of Indebtedness or other contractual requirements of a Receivables Entity in connection with a Qualified Receivables Transaction; provided, however, that such restrictions apply only to such Receivables Entity;

                    (G) purchase money obligations for property acquired in the ordinary course of business and Capitalized Lease Obligations that impose restrictions on the property purchased or leased of the nature described in Section 6.03(3);

                    (H) provisions with respect to the disposition or
               distribution of assets or property in joint venture agreements, asset sale agreements, stock sale agreements and other similar agreements;

                    (I) restrictions on cash or other deposits or net worth
               imposed by customers, suppliers or, in the ordinary course of business, other third parties; and

                    (J) with respect to any Foreign Restricted Subsidiary, any encumbrance or restriction contained in the terms of any Indebtedness, or any agreement pursuant to which such Indebtedness was issued, if:

                         (i) the encumbrance or restriction applies only in the
                    event of a payment default or a default with respect to a financial covenant contained in such Indebtedness or agreement; or

                         (ii) at the time such Indebtedness is Incurred, such
                    encumbrance or restriction is not expected to materially affect the Borrower's ability to make principal or interest payments on the Obligations, as determined in good faith by a Financial Officer of the Borrower, whose determination shall be conclusive.

          SECTION 6.04. Limitation on Sales of Assets and Subsidiary Stock. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Asset Disposition unless:

               (1) the Borrower or such Restricted Subsidiary receives consideration (including by way of relief from, or by any other Person assuming sole responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Disposition at least equal to the Fair Market Value of the shares and assets subject to such Asset Disposition; and

               (2) at least 75% of the consideration therefor received by the Borrower or such Restricted Subsidiary is (i) to the extent the assets subject to such Asset Disposition do not constitute Collateral under this Agreement, in the form of cash or Additional Assets, or (ii) to the extent the assets subject to such Asset Disposition do constitute Collateral under this Agreement, in the form of cash or assets that are included in the Collateral.

          (b) For the purposes of this covenant, the following are deemed to be cash:

               (1) the assumption of Indebtedness or other obligations of the Borrower (other than obligations in respect of Disqualified Stock of the Borrower) or any Restricted Subsidiary (other than obligations in respect of Disqualified Stock and Preferred Stock of a Restricted Subsidiary that is a Subsidiary Guarantor) and the release of the Borrower or such Restricted Subsidiary from all liability on such Indebtedness or obligations in connection with such Asset Disposition;

               (2) except to the extent the assets subject to the applicable Asset Disposition constitute Collateral under this Agreement, any Designated Noncash Consideration having an aggregate Fair Market Value that, when taken together with all other Designated Noncash Consideration received pursuant to this clause and then outstanding, does not exceed at the time of the receipt of such Designated Noncash Consideration (with the Fair Market Value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value) the greater of (1) $200,000,000 and (2) 1.5% of the total Consolidated assets of the Borrower as shown on the most recent balance sheet of the Borrower filed with the SEC;

               (3) securities, notes or similar obligations received by the Borrower or any Restricted Subsidiary from the transferee that are promptly converted by the Borrower or such Restricted Subsidiary into cash; and

               (4) Temporary Cash Investments.

          (c) The Borrower may not use any Net Available Cash to prepay, redeem or purchase any Indebtedness that is not Priority Secured Indebtedness unless
(i) the Pro Forma Senior Secured Leverage Ratio for the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered under Section 5.01(a) or (b) (or, at any time prior to the first delivery of such financial statements, for the fiscal year ended December 31,
2006) would have been equal to or less than 3.00 to 1.00, determined at the time of such proposed use on a pro forma basis as described in the definition of Pro Forma Senior Secured Leverage Ratio, or (ii) the

Borrower first offers to use such Net Available Cash to prepay the Loans in accordance with Section 2.07(b).

          (d) Upon receipt of written notice from the Borrower to the Collateral Agent, the Collateral Agent is hereby authorized and directed to release any security interest under any Security Document in any Capital Stock of any Foreign Subsidiary transferred, for tax planning or other business purposes, consistent with the Borrower's past practices, to any Foreign Subsidiary whose Capital Stock has been pledged under any of the Security Documents if either (i) the transferor of such Capital Stock is the Borrower or a Domestic Subsidiary and such release is required in order to obtain the desired amount of consideration from such transfer, or (ii) after giving effect to such transfer, the aggregate fair value of all such Capital Stock (other than Capital Stock transferred in a transaction described in the immediately preceding clause (i)), determined as of the date of each respective transfer, does not exceed, for all such transfers, $250,000,000.

          SECTION 6.05. Limitation on Transactions with Affiliates. (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into or conduct any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower (an "Affiliate Transaction") unless such transaction is on terms:

               (1) that are no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate,

               (2) that, in the event such Affiliate Transaction involves an aggregate amount in excess of $25,000,000,

                    (A) are set forth in writing, and

                    (B) have been approved by a majority of the members of the
               Board of Directors having no personal stake in such Affiliate Transaction; and

               (3) that, in the event such Affiliate Transaction involves an amount in excess of $75,000,000, have been determined by a nationally recognized appraisal, accounting or investment banking firm to be fair, from a financial standpoint, to the Borrower and its Restricted Subsidiaries.

          (b) The provisions of Section 6.05(a) will not prohibit:

               (1) any Restricted Payment permitted to be paid pursuant to
          Section 6.02;

               (2) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors;

               (3) the grant of stock options or similar rights to employees and directors of the Borrower pursuant to plans approved by the Board of Directors,

               (4) loans or advances to employees in the ordinary course of business of the Borrower;

               (5) the payment of reasonable fees and compensation to, or the provision of employee benefit arrangements and indemnity for the benefit of, directors, officers and employees of the Borrower and its Restricted Subsidiaries in the ordinary course of business;

               (6) any transaction between or among any of the Borrower, any Restricted Subsidiary or any joint venture or similar entity which would constitute an Affiliate Transaction solely because the Borrower or a Restricted Subsidiary owns an equity interest in or otherwise controls such Restricted Subsidiary, joint venture or similar entity;

               (7) the issuance or sale of any Capital Stock (other than Disqualified Stock) of the Borrower;

               (8) any agreement as in effect on the Restatement Date described in the Borrower's SEC filings as filed on or prior to the Restatement Date, or any renewals, extensions or amendments of any such agreement (so long as such renewals, extensions or amendments are not less favorable in any material respect to the Borrower or its Restricted Subsidiaries) and the transactions evidenced thereby;

               (9) transactions with customers, clients, suppliers or purchasers or sellers of goods or services in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement which are fair to the Borrower or its Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management thereof, or are on terms at least as favorable as could reasonably have been obtained at such time from an unaffiliated party; or

               (10) any transaction effected as part of a Qualified Receivables Transaction.

          SECTION 6.06. Limitation on Liens. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, Incur or permit to exist any Lien of any nature whatsoever on any of its property or assets (including Capital Stock of a Restricted Subsidiary), whether owned at the Restatement Date or thereafter acquired, securing any Indebtedness, except:

          (a) Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(1); provided that any collateral securing U.S. Bank Indebtedness shall also constitute Collateral;

          (b) Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(12); provided that any Liens to secure Indebtedness permitted pursuant to Section 6.01(b)(12) shall be subordinate and junior to the Liens securing the Obligations on the terms set forth in the Lien Subordination and Intercreditor Agreement;

          (c) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

          (d) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review;

          (e) Liens for taxes, assessments or other governmental charges not yet due or payable or subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings;

          (f) Liens on assets not constituting Collateral under this Agreement which secure obligations under undrawn letters of credit and bank guarantees or are in favor of issuers of surety or performance bonds issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit and bank guarantees do not constitute Indebtedness;

          (g) survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness for borrowed money and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

          (h) Liens securing Indebtedness Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property of such Person (including Indebtedness Incurred under Section 6.01(b)(6)); provided, however, that the Lien may not extend to any other property (other than property related to the property being financed) owned by such Person or any of its Subsidiaries at the time the Lien is Incurred, and the Indebtedness (other than any interest thereon) secured by the Lien may not be Incurred more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien;

          (i) Liens existing on the Restatement Date and set forth in Schedule 6.06; provided that (x) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary and (y) such Lien shall secure only those obligations which it secured on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount hereof (other than Liens referred to in the foregoing clauses (a) and (b));

          (j) Liens on property or shares of stock of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that such Liens are not created, Incurred or assumed in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided further, however, that such Liens do not extend to any other property owned by such Person or any of its Subsidiaries, except pursuant to after-acquired property clauses existing in the applicable agreements at the time such Person becomes a Subsidiary which do not extend to property transferred to such Person by the Borrower or a Restricted Subsidiary;

          (k) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or any Subsidiary of such Person; provided, however, that such Liens are not created, Incurred or assumed in connection with, or in contemplation of, such acquisition; provided further, however, that the Liens do not extend to any other property owned by such Person or any of its Subsidiaries;

          (l) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Restricted Subsidiary of such Person;

          (m) Liens securing Hedging Obligations so long as such Hedging Obligations are permitted to be Incurred under this Agreement;

          (n) Liens on assets not constituting Collateral under this Agreement which secure Indebtedness of any Foreign Restricted Subsidiary Incurred under Section 6.01(b)(10);

          (o) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred in the foregoing clauses (h), (i), (j) and (k); provided, however, that:

               (1) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements, accessions, proceeds, dividends or distributions in respect thereof); and

               (2) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of:

                    (A) the outstanding principal amount or, if greater,
               committed amount of the Indebtedness secured by Liens described under clauses (h), (i), (j) or (k) at the time the original Lien became a permitted Lien under this Agreement; and

                    (B) an amount necessary to pay any fees and expenses,
               including premiums, related to such Refinancings;

          (p) Liens on accounts receivables and related assets of the type specified in the definition of "Qualified Receivables Transaction" not constituting Collateral under this Agreement Incurred in connection with a Qualified Receivables Transaction;

          (q) judgment Liens not giving rise to an Event of Default so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

          (r) Liens arising from Uniform Commercial Code financing statement filings regarding leases that do not otherwise constitute Indebtedness entered into in the ordinary course of business;

          (s) leases and subleases of real property which do not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries;

          (t) Liens which constitute bankers' Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with any bank or other financial institution, whether arising by operation of law or pursuant to contract;

          (u) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

          (v) Liens on specific items of inventory or other goods and related documentation (and proceeds thereof) securing reimbursement obligations in respect of trade letters of credit issued to ensure payment of the purchase price for such items of inventory or other goods;

          (w) Liens on assets not constituting Collateral under this Agreement which secure Indebtedness Incurred under Section 6.01(b)(11) or (13);

          (x) Liens on assets subject to Sale/Leaseback Transactions; provided that the aggregate outstanding Attributable Debt in respect thereof shall not at any time exceed $125,000,000; and

          (y) other Liens on assets that do not constitute Collateral to secure Indebtedness as long as the amount of outstanding Indebtedness secured by Liens Incurred pursuant to this clause (x) does not exceed 5.0% of Consolidated assets of the Borrower, as determined based on the consolidated balance sheet of the Borrower as of the end of the most recent fiscal quarter for which financial statements have been filed with the SEC; provided, however, that notwithstanding whether this clause (y) would otherwise be available to secure Indebtedness, Liens securing Indebtedness originally secured pursuant to this clause (y) may secure Refinancing Indebtedness in respect of such Indebtedness and such Refinancing Indebtedness shall be deemed to have been secured pursuant to this clause
     (y).

          For the avoidance of doubt, each reference in this Section or any other provision of this Agreement to "assets not constituting Collateral" (or any similar phrase) means assets that (a) are not subject to any Lien securing the Obligations and (b) are not and (absent a change in facts) will not be required under the terms of this Agreement or the Security Documents to be made subject to any Lien securing the Obligations by reason of the nature of, or the identity of the Subsidiary owning, such assets (and not as a result of the existence of any other Lien or any legal or contractual provision preventing such assets from being made subject to Liens securing the Obligations).

          SECTION 6.07. Limitation on Sale/Leaseback Transactions. The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless:

          (a) the Borrower or such Restricted Subsidiary would be entitled to:

               (i) Incur Indebtedness with respect to such Sale/Leaseback Transaction pursuant to Section 6.01; and

               (ii) create a Lien on such property securing such Indebtedness pursuant to Section 6.06(x) or, to the extent the assets subject to such

          Sale/Leaseback do not constitute Collateral under this Agreement, create a Lien on such property pursuant to the provisions of Section 6.06;

               (iii) the gross proceeds payable to the Borrower or such Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the Fair Market Value of such property; and

               (iv) the transfer of such property is permitted by, and, if applicable, the Borrower applies the proceeds of such transaction in compliance with, Section 6.04; or

          (b) the Sale/Leaseback Transaction is with respect to all or a portion of the Borrower's properties in Akron, Summit County, Ohio.

          SECTION 6.08. Fundamental Changes. The Borrower will not, and will not permit any Restricted Subsidiary to, merge into, amalgamate or consolidate with any other Person, or permit any other Person to merge into, amalgamate or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) assets (including Capital Stock of Subsidiaries) constituting all or substantially all the assets of the Borrower and its Consolidated Subsidiaries, taken as a whole, or, in the case of the Borrower, liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Restricted Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Restricted Subsidiary may merge into any other Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary; except that no Domestic Subsidiary may merge into a Foreign Subsidiary, (iii) any sale of a Restricted Subsidiary made in accordance with Section 6.04 may be effected by a merger of such Restricted Subsidiary and (iv) any Restricted Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Restricted Subsidiary; provided that any Investment that takes the form of a merger, amalgamation or consolidation (other than any merger, amalgamation or consolidation involving the Borrower) that is expressly permitted by Section
6.02 shall be permitted under this Section 6.08.

                                   ARTICLE VII

                                Events of Default

          SECTION 7.01. Events of Default. If any of the following events ("Events of Default") shall occur:

          (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Credit Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of (i) in the case of fees and interest payable under Sections 2.08 and 2.09, respectively, five Business Days, and (ii) in the case of any other fees, interest or other amounts (other than those referred to in paragraph (a) above), five Business Days after the earlier of (A) the day on which a Financial Officer first obtains knowledge of such failure and (B) the day on which written notice of such failure shall have been given to the Borrower by the Administrative Agent or any Lender;

          (c) any representation or warranty made or deemed made by or on behalf of any Credit Party in any Credit Document or any amendment or modification thereof or waiver thereunder shall prove to have been incorrect when made or deemed made in any respect material to the rights or interests of the Lenders under the Credit Documents;

          (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to the Borrower's existence) or 5.08 or in Article VI;

          (e) any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in any Credit Document (other than those specified in clauses (a), (b) and (d) of this Article), and such failure shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender); provided that the failure of any Credit Party to perform any covenant, condition or agreement made in any Credit Document (other than this Agreement) shall not constitute an Event of Default unless such failure shall be (i) wilful or (ii) material to the rights or interests of the Lenders under the Credit Documents;

          (f) the Borrower or any Consolidated Subsidiary shall fail to make any payment of principal in respect of any Material Indebtedness at the scheduled due date thereof and such failure shall continue beyond any applicable grace period or any event or condition occurs that results in any Material Indebtedness (other than any Qualified Receivables Transaction existing on March 31, 2003) becoming due or being required to be prepaid, repurchased, redeemed, defeased or terminated prior to its scheduled maturity (other than, in the case of any Qualified Receivables Transaction, any event or condition not caused by an act or omission of the Borrower or any Subsidiary, if the Borrower shall furnish to the Administrative Agent a certificate to the effect that after the termination of such Qualified Receivables Transaction the Borrower and the Subsidiaries that are a party thereto have sufficient liquidity to operate their businesses in the ordinary course); provided that this clause (f) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness in accordance with the terms and conditions of this Agreement or (ii) Material Indebtedness of any Foreign Subsidiary if the

     Borrower is unable, due to applicable law restricting Investments in such Foreign Subsidiary, to make an Investment in such Foreign Subsidiary to fund the payment of such Material Indebtedness;

          (g) a Change in Control shall occur;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization, moratorium, suspension of payment or other relief in respect of the Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization, bankruptcy, moratorium, suspension of payment or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) make a general assignment for the benefit of creditors or (v) take any action for the purpose of effecting any of the foregoing;

          (j) the Borrower or any Material Subsidiary shall admit in writing its inability or fail generally to pay its debts as they become due;

          (k) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would be materially likely to result in a Material Adverse Change;

          (l) Liens created under the Security Documents shall not be valid and perfected Liens on a material portion of the Collateral; or

          (m) any Guarantee of the Obligations under the Guarantee and Collateral Agreement or the Canadian Security Documents shall fail to be a valid, binding and enforceable Guarantee of one or more Subsidiary Guarantors where such failure would constitute or be materially likely to result in a Material Adverse Change;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Majority Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VIII

                                   The Agents

          Each of the Lenders hereby irrevocably appoints the Agents as its agents and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to the Agents by the terms hereof and of the other Credit Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank or banks serving as the Agents hereunder shall have the same rights and powers in their capacity as Lenders as any other Lender and may exercise the same as though they were not Agents, and such bank or banks and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if they were not Agents hereunder.

          The Agents shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agents shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Agents are required to exercise in writing by the Majority Lenders, and (c) except as expressly set forth herein, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information communicated to the Agents by or relating to the Borrower or any Subsidiary. The Agents shall not be liable for any action taken or not taken by them with the consent or at the request of the Majority Lenders or the Lenders, as the case may be, or in the absence of their own gross negligence or wilful misconduct. In addition, the Agents shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agents by the Borrower or a Lender, and the Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Credit Document,
(ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Agents.

          The Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by them to be genuine and to have been signed or sent by the proper Person. The Agents also may rely upon any statement made to them orally or by telephone and believed by them to be made by the proper Person, and shall not incur any liability for relying thereon. The Agents may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by them with reasonable care, and shall not be liable for any action taken or not taken by them in accordance with the advice of any such counsel, accountants or experts.

          The Agents may perform any and all their duties and exercise their rights and powers by or through any one or more sub-agents appointed by the Agents. The Agents and any such sub-agent may perform any and all their duties and exercise their rights and powers through their respective Affiliates. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Affiliates of the Agents and any such sub-agent.

          Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor with the Borrower's written consent (which shall not be unreasonably withheld or delayed and shall not be required from the Borrower if an Event of Default has occurred and is continuing). If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, with the Borrower's written consent (which shall not be unreasonably withheld or delayed and shall not be required if an Event of Default has occurred and is continuing), appoint a successor Agent which shall be a bank or an Affiliate thereof, in each case with a net worth of at least $1,000,000,000 and an office in New York, New York. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After an Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

          Notwithstanding any other provision contained herein, each Lender acknowledges that the Administrative Agent is not acting as an agent of the Borrower and that the Borrower will not be responsible for acts or failures to act on the part of the Administrative Agent.

          Without prejudice to the provisions of this Article VIII, each Lender hereby irrevocably appoints and authorizes the Collateral Agent (and any successor acting as Collateral Agent) to act as the Person holding the power of attorney (in such capacity, the "fonde de pouvoir") of the Lenders as contemplated under Article 2692 of the Civil Code of Quebec, and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties which are conferred upon the fonde de pouvoir under any hypothec. Moreover, without prejudice to such appointment and authorization to act as the Person holding the power of attorney as aforesaid, each Lender hereby irrevocably appoints and authorizes the Collateral Agent (and any successor acting as Collateral Agent) (in such capacity, the "Custodian") to act as agent and custodian for and on behalf of the Lenders to hold and to be the sole registered holder of any debenture which may be issued under any hypothec, the whole notwithstanding Section 32 of the Act Respecting the Special Powers of Legal Persons (Quebec) or any other applicable law. In this respect,
(i) the Custodian shall keep a record indicating the names and addresses of, and the pro rata portion of the obligations and indebtedness secured by any pledge of any such debenture and owing to each Lender, and (ii) each Lender will be entitled to the benefits of any charged property covered by any hypothec and will participate in the proceeds of realization of any such charged property, the whole in accordance with the terms hereof.

          Each of the fonde de pouvoir and the Custodian shall (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to fonde de pouvoir and the Custodian (as applicable) with respect to the charged property under any hypothec, any debenture or pledge thereof relating to any hypothec, applicable laws or otherwise, (b) benefit from and be subject to all provisions hereof with respect to the Collateral Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Lenders, and (c) be entitled to delegate from time to time any of its powers or duties under any hypothec, any debenture or pledge thereof relating to any hypothec, applicable laws or otherwise and on such terms and conditions as it may determine from time to time. Any Person who becomes a Lender shall be deemed to have consented to and confirmed: (y) the fonde de pouvoir as the Person holding the power of attorney as aforesaid and to have ratified, as of the date it becomes a Lender, all actions taken by the fonde de pouvoir in such capacity, (z) the Custodian as the agent and custodian as aforesaid and to have ratified, as of the date it becomes a Lender, all actions taken by the Custodian in such capacity.

                                   ARTICLE IX

                                  Miscellaneous

          SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or e-mail, as follows:

          (i) if to the Borrower, to it at 1144 East Market Street, Akron, Ohio, 44316-0001, Attention of the Treasurer (Telecopy No. (330) 796-6502);

          (ii) if to the Administrative Agent, to JPMorgan Chase Bank, Loan & Agency Services Group, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention of Alice Telles (Telecopy No. (713) 750-2938), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017, Attention of Robert Kellas (Telecopy No. (212) 270-5100);

          (iii) if to the Collateral Agent, to Deutsche Bank Trust Company Americas, 60 Wall Street, New York, NY 10005, Attention of Carin Keegan (Telecopy No. (212) 797-5690); and

          (iv) if to a Lender, to it at its address (or telecopy number or e-mail address) set forth in Schedule 2.01 or its Administrative Questionnaire.

          (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

          (c) Any party hereto may change its address, telecopy number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02. Waivers; Amendments. (a) No failure or delay by any of the Agents or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether any Agent or any Lender may have had notice or knowledge of such Default at the time.

          (b) No Credit Document or any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Credit Parties party thereto and the Administrative Agent or Collateral Agent, as the case may be, with the consent of the Majority Lenders; provided, that no such agreement shall (i) increase the Commitment or extend the expiration date of the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive all or part of the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fee payable hereunder, without the prior written consent of each Lender affected thereby,
(iii) postpone the scheduled date of payment of the principal amount of any Loan or date for the payment of any interest on any Loan or any fee, or reduce the amount of, waive or excuse any such payment, without the prior written consent of each Lender adversely affected thereby, (iv) release all or substantially all the Subsidiary Guarantors from their Guarantees under the Guarantee and Collateral Agreement, or release all or substantially all the Collateral from the Liens of the Security Documents, without the written consent of each Lender and each Agent, (v) change any provision of the Guarantee and Collateral Agreement or any other Security Document to alter the amount or allocation of any payment to be made to the Secured Parties, without the written consent of each adversely affected Lender, (vi) change Section 2.14 in a manner that would alter the pro rata sharing of any payment without the written consent of each Lender adversely affected thereby, or (vii) change any of the provisions of this Section or the definition of "Majority Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided, further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent under any Credit Document, or any provision of any Credit Document providing for payments by or to the Administrative Agent, in each case without the prior written consent of such Agent; provided further, that so long as the rights or interests of any Lender shall not be adversely affected in any material respect, the Guarantee and Collateral Agreement or any other Security Document may be amended without the consent of the Majority Lenders (A) to cure any ambiguity, omission, defect or inconsistency, or (B) to provide for the addition of any assets or classes of assets to the Collateral. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower, the Administrative Agent and the Lenders that will remain parties hereto after giving effect to such amendment if at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

          (c) Notwithstanding anything in paragraph (b) of this Section to the contrary, this Agreement and the other Credit Documents may be amended at any time and from time to time to permit the borrowing of additional term loans by an agreement in writing entered into by the Borrower, the Administrative Agent, the Collateral Agent and each Person (including any Lender) that shall agree to provide any such additional term loans (but without the consent of any other Lender), and each such Person that shall not already be a Lender shall, at the time such agreement becomes effective, become a Lender with the same effect as if it had originally been a Lender under this Agreement with the term loans set forth in such agreement; provided, however, that: (i) the aggregate amount of such additional term loans established pursuant to this paragraph shall not exceed $300,000,000; (ii) no Default or Event of Default shall exist at the time such amendment becomes effective; (iii) such term loans shall not amortize and the final maturity of such term loans shall be no earlier than the Maturity Date, (iv) on the date of Incurrence of such term loans and after giving pro forma effect thereto and to the application of the proceeds therefrom, in accordance with the definition of Consolidated Coverage Ratio, the Consolidated Coverage Ratio would be greater than 2.0:1.0 and (v) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Covington & Burling LLP, counsel for the Borrower (or other counsel for the Borrower reasonably satisfactory to the Administrative Agent) in a form reasonably acceptable to the Administrative Agent but in substance to the effect that the incurrence of such term loans, and each Lien securing them, will be permitted under the Junior Lien Indenture and each other indenture or other agreement governing any Material Indebtedness in effect at the time of the effectiveness of such amendment, and such term loans will constitute Designated Senior Obligations under the Lien Subordination and Intercreditor Agreement. Each such term loan established pursuant to this paragraph shall constitute a Loan under, and shall be entitled to all the benefits afforded by, this Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests and Liens created by the Guarantee and Collateral Agreement and the other Security Documents. The Borrower shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that all requirements under the Credit Documents in respect of the provision and maintenance of Collateral continue to be satisfied after the establishment of any such additional term loans. In the event that the Borrower elects to establish any additional term loans pursuant to this paragraph, the Borrower will afford the then existing Lenders an opportunity to provide such additional term loans.

          SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Agents, the Arrangers and their Affiliates (including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agents and the Arrangers, and other local and foreign counsel for the Agents and Arrangers, limited to one per jurisdiction, in connection with the Security Documents and the creation and perfection of the Liens created thereby and other local and foreign law matters) in connection with the arrangement and syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof

(whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Agents or any Lender, including the fees, charges and disbursements of any counsel for the Agents or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or similar negotiations in respect of such Loans. The Borrower also shall pay all out-of-pocket expenses incurred by the Collateral Agent in connection with the creation and perfection of the security interests contemplated by this Agreement, including all filing, recording and similar fees and, as more specifically set forth above, the reasonable fees and disbursements of counsel (including foreign counsel in connection with Foreign Pledge Agreements).

          (b) The Borrower shall indemnify each Agent, each Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by or asserted against any Indemnitee and arising out of
(i) the execution or delivery of this Agreement or any other Credit Document or other agreement or instrument contemplated hereby, the syndication and arrangement of the credit facilities provided for herein, the performance by the parties hereto of their respective obligations or the exercise by the parties hereto of their rights hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or the use of the proceeds thereof, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of the Subsidiaries, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses shall have resulted from the gross negligence or wilful misconduct of such Indemnitee or the breach by such Indemnitee of obligations set forth herein or in any other Credit Document.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to any Agent or any Arranger under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Agent or Arranger, as the case may be, such Lender's percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on the outstanding Loans of such Lender and the other Lenders) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent or Arranger in its capacity as such.

          SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Indemnitees and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, Indemnitees, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Arrangers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

               (A) the Borrower; provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund, a Federal Reserve Bank or, if an Event of Default has occurred and is continuing, any other assignee; and

               (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender, an Affiliate of a Lender, a Federal Reserve Bank or an Approved Fund.

          (ii) Assignments shall be subject to the following additional conditions:

               (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 or, if smaller, the entire remaining amount of the assigning Lender's Commitment or Loans unless each of the Borrower and the Administrative Agent shall otherwise consent, provided (i) that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (ii) in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, all such concurrent assignments shall be aggregated in determining compliance with this subsection;

               (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

               (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that in the event of concurrent assignments to two or more assignees that are Affiliates of one another, or to two or more Approved Funds managed by the same investment advisor or by affiliated investment advisors, only one such fee shall be payable; and

               (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

          (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the Restatement Date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.11, 2.12, 2.13 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section
     9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. Each assignment hereunder shall be deemed to be an assignment of the related rights under the Guarantee and Collateral Agreement and each other applicable Security Document.

          (iv) The Administrative Agent shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and

     Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (vi) By executing and delivering an Assignment and Assumption, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the foregoing, or the financial condition of the Credit Parties or the performance or observance by the Credit Parties of any of their obligations under this Agreement or under any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; (iii) each of the assignee and the assignor represents and warrants that it is legally authorized to enter into such Assignment and Assumption; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of any amendments or consents entered into prior to the date of such Assignment and Assumption and copies of the most recent financial statements delivered pursuant to
     Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (v) such assignee will independently and without reliance upon the Agents, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to them by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will not book any Loan at an Austrian branch or through an Austrian Affiliate and will comply with Section 9.19 of this Agreement; and (viii) such assignee agrees that it will perform in accordance with their terms all the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

          (c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (each a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant and that, under
Section 9.02, would require the consent of each affected Lender. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 2.12 and 2.13 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14(d) as though it were a Lender.

          (ii) A Participant shall not be entitled to receive any greater payment under Section 2.11 or 2.13 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent, which consent shall specifically refer to this exception. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section
     2.13 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.13(e) as though it were a Lender.

          (d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as any Commitment has not expired or terminated. The provisions of Sections 2.11, 2.12, 2.13 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Credit Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the Arrangers constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective as provided in
Section 4.01. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. All the parties hereto on the Restatement Date consent to the non-ratable prepayment of Loans under the Existing Credit Agreement on the Restatement Date to the extent such prepayment would require such consent.

          SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. No failure to obtain any approval required for the effectiveness of any provision of this Agreement shall affect the validity or enforceability of any other provision of this Agreement.

          SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing and the Loans shall have become due and payable pursuant to Article VII, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each of the Lenders under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

          (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12. Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors who have been informed of the confidential nature of such Information and instructed to keep such

Information confidential, (b) to the extent requested by any regulatory or self-regulatory authority (including the NAIC), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) to the extent necessary or advisable in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the written consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to any Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower or Persons acting on its behalf relating to the Borrower or its business, other than any such information that is available to any Agent or any Lender prior to disclosure by the Borrower on a nonconfidential basis from a source other than the Borrower that is not known by the recipient to be bound by a confidentiality agreement or other obligation of confidentiality with respect to such information.

          SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Alternate Base Rate to the date of repayment, shall have been received by such Lender.

          SECTION 9.14. Security Documents. Each Lender hereby irrevocably authorizes and directs the Collateral Agent to execute and deliver the Reaffirmation Agreement, the Guarantee and Collateral Agreement, the Lenders Lien Subordination and Intercreditor Agreement (and any reaffirmation thereof), each other Security Document and the European Guarantee and Collateral Agreement and to carry out the provisions thereof. Each Lender, by executing and delivering this Agreement, acknowledges receipt of a copy of the Reaffirmation Agreement, the Guarantee and Collateral Agreement and the European Guarantee and Collateral Agreement and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Reaffirmation Agreement, the Guarantee and Collateral Agreement and each other Security Document insofar as they relate to or require performance by the Lenders, specifically including (i) the provisions of Article VI of the Guarantee and Collateral Agreement (governing the exercise of remedies under the Security Documents and the distribution of the proceeds realized from such exercise), (ii) the provisions of Articles VIII and IX of the Guarantee and Collateral Agreement (relating to the duties and responsibilities of the Collateral Agent thereunder and providing for the indemnification and the reimbursement of expenses of the Collateral Agent thereunder by the Lenders), and (iii) the provisions of Section 11.13 of the Guarantee and Collateral Agreement (providing for releases of Guarantees of and Collateral securing the Obligations). Each party hereto further agrees that the foregoing provisions of the Guarantee and Collateral Agreement shall apply to each other Security Document. In the event that the Borrower shall incur Indebtedness to refinance or replace Indebtedness under the First Lien Agreement in compliance with Sections 6.01 and 6.06, each Lender hereby irrevocably authorizes and directs the Collateral Agent to enter into an intercreditor agreement on substantially the same terms as those of the Lenders Lien Subordination and Intercreditor Agreement (as in effect at the time of such refinancing or replacement) with the holders of such Indebtedness or their representative.

          SECTION 9.15. Additional Financial Covenants. Notwithstanding anything else contained herein to the contrary, in the event that any maintenance financial covenant is included in the Third Lien Agreement or any SSLI Documentation (as defined in Schedule 1.01C), such covenant will be deemed to be added to Article VI of this Agreement automatically, without the need for any further action whatsoever.

          SECTION 9.16. Lenders Lien Subordination and Intercreditor Agreement. Reference is made to the Lenders Lien Subordination and Intercreditor Agreement dated as of April 8, 2005, among JPMorgan Chase Bank, N.A., as collateral agent for the First Lien Secured Parties referred to therein; Deutsche Bank Trust Company Americas, as collateral agent for the Second Lien Secured Parties referred to therein; The Goodyear Tire & Rubber Company; and the subsidiaries of The Goodyear Tire & Rubber Company named therein (the "Lenders Lien Subordination and Intercreditor Agreement"). Each Lender (a) hereby consents to the subordination of the Liens securing the Obligations on the terms set forth in the Lenders Lien Subordination and Intercreditor Agreement, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Lenders Lien Subordination and Intercreditor Agreement and (c) hereby authorizes and instructs the Collateral Agent to enter into any reaffirmation of the Lenders Lien Subordination and Intercreditor Agreement and to subject the Liens securing the Obligations to the provisions thereof. The foregoing provisions are intended as an inducement to the First Lien Secured Parties (as defined in the Lenders Lien Subordination and Intercreditor Agreement) to extend credit to The Goodyear Tire & Rubber Company and its subsidiaries, and such First Lien Secured Parties are intended third party beneficiaries of such provisions and the provisions of the Lenders Lien Subordination and Intercreditor Agreement.

          SECTION 9.17. Effect of Restatement. This Agreement shall supersede the Existing Credit Agreement from and after the Restatement Date with respect to the transactions hereunder and with respect to the loans outstanding under the Existing Credit Agreement as of the Restatement Date. The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Credit Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement and the other Credit Documents as in effect prior to the Restatement Date, (b) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Credit Documents, (c) the liens and security interests in favor of the Collateral Agent for the benefit of the Credit Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (d) all references in the other Credit Documents to the Credit Agreement shall be deemed to refer without further amendment to this Agreement.

          SECTION 9.18. USA Patriot Act Notice. Each Lender and each Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or such Agent, as applicable, to identify the Borrower in accordance with the Act.

          SECTION 9.19. Austrian Matters.

          (a) Notices with respect to Austria. Each party to this Agreement agrees that it will (i) only send notices and other written references to this Agreement or any other Credit Document (the Agreement, the Credit Documents and any notices or other written references to the Agreement or any other Credit Document, each, a "Stamp Duty Sensitive Document") to or from Austria by email which do not contain the signature of any party (whether manuscript or electronic, including, for the avoidance of doubt, the name of an individual or other entity) and (ii) not send fax or scanned copies of a signed Stamp Duty Sensitive Document to or from Austria.

          (b) Agreement to be Kept Outside Austria. No party to this Agreement shall bring or send to or otherwise produce in Austria (x) an original copy, notarised copy or certified copy of any Stamp Duty Sensitive Document, or (y) a copy of any Stamp Duty Sensitive Document signed or endorsed by one or more parties other than in the event that:

               (i) this does not cause a liability of a party to this Agreement to pay stamp duty in Austria;

               (ii) a party to this Agreement wishes to enforce any of its rights under or in connection with such Stamp Duty Sensitive Document in Austria and is only able to do so by bringing, sending to or otherwise producing in Austria (x) an original copy, notarised copy or certified copy of the relevant Stamp Duty Sensitive Document or (y) a copy of any Stamp Duty Sensitive Document signed or endorsed by one or more parties and it would not be sufficient for that party to bring, send to or otherwise produce in Austria a simple copy (i.e. a copy which is not an original copy, notarised copy or certified copy) of the relevant Stamp Duty

          Sensitive Document for the purposes of such enforcement. In connection with the foregoing, each party to this Agreement agrees that in any form of proceedings in Austria simple copies may be submitted by either party to this Agreement and undertakes to refrain from (I) objecting to the introduction into evidence of a simple copy of any Stamp Duty Sensitive Document or raising a defence to any action or to the exercise of any remedy for the reason of an original or certified copy of any Stamp Duty Sensitive Document not having been introduced into evidence, unless such simple copy actually introduced into evidence does not accurately reflect the content of the original document and (II) contesting the authenticity (Echtheit) of a simple copy of any such Stamp Duty Sensitive Document before an Austrian court or authority, unless such simple copy does not accurately reflect the content of the original document; or

               (iii) a party to this Agreement is required by law, governmental body, court, authority or agency pursuant to any law or legal requirement (whether for the purposes of initiating, prosecuting, enforcing or executing any claim or remedy or enforcing any judgment or otherwise), to bring an original, notarised copy or certified copy of any Stamp Duty Sensitive Document into Austria.

          (c) Austrian Stamp Duty. Notwithstanding any other provisions in any of the Credit Documents, if any liability to pay Austrian stamp duties is triggered:

               (i) as a result of a party to this Agreement (1) breaching its obligations under paragraph (a), (b) or (d) of this Section, or (2) booking its Loans or making or accepting performance of any rights or obligations under this Agreement or any of the other Credit Documents through an entity organized under the laws of the Republic of Austria or a branch or an Affiliate, located or organized in the Republic of Austria, of an entity organized under the laws of a jurisdiction other than the Republic of Austria, that party shall pay such stamp duties; and

               (ii) in circumstances other than those described in clause (i) of this paragraph (c), the Borrower shall be liable for the payment of all such stamp duties.

          (d) Place of Performance Outside Austria. Each of the parties hereto agrees that the exclusive place of performance (Erfullungsort) for all rights and obligations under this Agreement and the other Credit Documents shall be outside the Republic of Austria, and the payment of amounts under this Agreement must be made to a bank account outside the Republic of Austria. The Administrative Agent, the Collateral Agent and each Lender agrees to designate and maintain one or more accounts at one or more lending offices located outside the Republic of Austria to which all amounts payable to such party under this Agreement and the other Credit Documents shall be made.

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        THE GOODYEAR TIRE & RUBBER COMPANY,


                                        by /s/ Damon J. Audia
                                           -------------------------------------
                                        Name: Damon J. Audia
                                        Title: Vice President and Treasurer


                                        JPMORGAN CHASE BANK, N.A., individually
                                        and as Administrative Agent,


                                        by /s/ Bernard J. Lillis
                                           -------------------------------------
                                        Name: Bernard J. Lillis
                                        Title: Managing Director


                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        individually and as Collateral Agent,


                                        by /s/ Carin Keegan
                                           -------------------------------------
                                        Name: Carin Keegan
                                        Title: Vice President


                                        by /s/ Omayra Laucella
                                           -------------------------------------
                                        Name: Omayra Laucella
                                        Title: Vice president

                       THE GOODYEAR TIRE & RUBBER COMPANY
                              AMENDED AND RESTATED
                          SECOND LIEN CREDIT AGREEMENT

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        AIM FLOATING RATE FUND


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                       THE GOODYEAR TIRE & RUBBER COMPANY
                              AMENDED AND RESTATED
                          SECOND LIEN CREDIT AGREEMENT

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        ATLAS LOAD FUNDING (HARTFORD), LLC


                                        by /s/ Diana M. Himes
                                           -------------------------------------
                                        Name: Diana M. Himes
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        ATLAS LOAD FUNDING (NAVIGATOR), LLC


                                        by /s/ Diana M. Himes
                                           -------------------------------------
                                        Name: Diana M. Himes
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        AURUM CLO 2002-1 LTD.


                                        by /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        by /s/ Mark Rigazio
                                           -------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        AVALON CAPITAL LTD. 3


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BALLANTYNE FUNDING LLC


                                        by /s/ Kristi Milton
                                           -------------------------------------
                                        Name: Kristi Milton
                                        Title: Assistant Vice president


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BEAR STEARNS INSTITUTIONAL LOAN MASTER
                                        FUND


                                        by /s/ Jonathan Berg
                                           -------------------------------------
                                        Name: Jonathan Berg
                                        Title: Associate Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BEAR STEARNS LOAN TRUST


                                        by /s/ Jonathan Berg
                                           -------------------------------------
                                        Name: Jonathan Berg
                                        Title: Associate Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BELHURST CLO LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BOSTON HARBOR CLO 2004-1, LTD.


                                        by /s/ Beth Mazor
                                           -------------------------------------
                                        Name: Beth Mazor
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        BUSHNELL CBNA LOAN FUNDING LLC


                                        by /s/ Jeff Parkinson
                                           -------------------------------------
                                        Name: Jeff Parkinson
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        CHAMPLAIN CLO, LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        CITADEL HILL 2000 LTD.


                                        by /s/ Ken Irvine
                                           -------------------------------------
                                        Name: Ken Irvine
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        CITIBANK, N.A.


                                        by /s/ Christine M. Kanicki
                                           -------------------------------------
                                        Name: Christine M. Kanicki
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        DEUTSCHE BANK AG LONDON BRANCH


                                        by /s/ Edward Schaffer
                                           -------------------------------------
                                        Name: Edward Schaffer
                                        Title: Vice President


                                        by /s/ Deirdre Whorton
                                           -------------------------------------
                                        Name: Deirdre Whorton
                                        Title: Assistant Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        DIVERSIFIED CREDIT PORTFOLIO LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        ESPERANCE


                                        by /s/ Neam Ahmed
                                           -------------------------------------
                                        Name: Neam Ahmed
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        FLAGSHIP CLO III


                                        by /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        by /s/ Mark Rigazio
                                           -------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        FLAGSHIP CLO IV


                                        by /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        by /s/ Mark Rigazio
                                           -------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        FLAGSHIP CLO V


                                        by /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        by /s/ Mark Rigazio
                                           -------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        FLAGSHIP CLO VI


                                        by /s/ Eric S. Meyer
                                           -------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        by /s/ Mark Rigazio
                                           -------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        FOOTHILL CLO I, LTD.


                                        by /s/ Scott P. Quigley
                                           -------------------------------------
                                        Name: Scott P. Quigley
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        THE FOOTHILL GROUP, INC.


                                        by /s/ Scott P. Quigley
                                           -------------------------------------
                                        Name: Scott P. Quigley
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GALLATIN CLO II 2005-1 LTD.


                                        by /s/ Jonathan Berg
                                           -------------------------------------
                                        Name: Jonathan Berg
                                        Title: Associate Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GALLATIN FUNDING I LTD.


                                        by /s/ Jonathan Berg
                                           -------------------------------------
                                        Name: Jonathan Berg
                                        Title: Associate Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GRAYSTON CLO 2004-1 LTD.


                                        by /s/ Jonathan Berg
                                           -------------------------------------
                                        Name: Jonathan Berg
                                        Title: Associate Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        GREENWICH INTERNATIONAL, LTD.


                                        by /s/ Brett Kibbe
                                           -------------------------------------
                                        Name: Brett Kibbe
                                        Title: Senior Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        HALCYON FUND, L.P.


                                        by /s/ Aaron Goldberg
                                           -------------------------------------
                                        Name: Aaron Goldberg
                                        Title: Chief Financial Officer


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        HALCYON LOAN INVESTORS CLO 1, LTD.


                                        by /s/ Aaron Goldberg
                                           -------------------------------------
                                        Name: Aaron Goldberg
                                        Title: Chief Financial Officer


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        HALCYON LOAN INVESTORS CLO II, LTD.


                                        by /s/ Aaron Goldberg
                                           -------------------------------------
                                        Name: Aaron Goldberg
                                        Title: Chief Financial Officer


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        HALCYON STRUCTURED ASSET MANAGEMENT
                                        CLO I LTD.


                                        by /s/ Aaron Goldberg
                                           -------------------------------------
                                        Name: Aaron Goldberg
                                        Title: Chief Financial Officer


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        by /s/ Carlos R. Fogel
                                           -------------------------------------
                                        Name: Carlos R. Fogel
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        KATONAH V, LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LAGUNA FUNDING LLC


                                        by /s/ Kristi Milton
                                           -------------------------------------
                                        Name: Kristi Milton
                                        Title: Assistant Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LANDMARK CDO LIMITED


                                        by /s/ David S. Jepsky
                                           -------------------------------------
                                        Name: David S. Jepsky
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LANDMARK II CDO LIMITED


                                        by /s/ David S. Jepsky
                                           -------------------------------------
                                        Name: David S. Jepsky
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LANDMARK III CDO LIMITED


                                        by /s/ David S. Jepsky
                                           -------------------------------------
                                        Name: David S. Jepsky
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LANDMARK V CDO LIMITED


                                        by /s/ David S. Jepsky
                                           -------------------------------------
                                        Name: David S. Jepsky
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        LOAN FUNDING IX LLC


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MAINSTAY FLOATING RATE FUND


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MAINSTAY INCOME MANAGER FUND


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MAINSTAY VP FLOATING RATE PORTFOLIO


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MAINSTAY INCOME MANAGER FUND


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MAINSTAY VP FLOATING RATE PORTFOLIO


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MALIBU CBNA LOAN FUNDING LLC


                                        by /s/ Jeff Parkinson
                                           -------------------------------------
                                        Name: Jeff Parkinson
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MORGAN STANLEY SENIOR FUNDING, INC.


                                        by /s/ Donna M. Souza
                                           -------------------------------------
                                        Name: Donna M. Souza
                                        Title: Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        MOSELLE CLO S.A.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NANTUCKET CLO I LTD.


                                        by /s/ Andrew Wigren
                                           -------------------------------------
                                        Name: Andrew Wigren
                                        Title: Portfolio Manager


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NAUTIQUE FUNDING LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NEW YORK LIFE INSURANCE COMPANY


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Corporate Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NEW YORK LIFE INSURANCE AND ANNUITY
                                        CORPORATION


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NYLIM FLATIRON CLO 2003-1 LTD.


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NYLIM FLATIRON 2004-1 LTD.


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NYLIM FLATIRON 2005-1 LTD.


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NYLIM FLATIRON 2006-1 LTD.


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        NYLIM INSTITUTIONAL FLOATING RATE FUND
                                        L.P.


                                        by /s/ F. David Melka
                                           -------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        PINEHURST TRADING INC.


                                        by /s/ Kristi Milton
                                           -------------------------------------
                                        Name: Kristi Milton
                                        Title: Assistant Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        SAGAMORE CLO LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        SARATOGA CLO I, LIMITED


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        STEDMAN CBNA LOAN FUNDING LLC


                                        by /s/ Jeff Parkinson
                                           -------------------------------------
                                        Name: Jeff Parkinson
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        TRUMBULL THC2 LOAN FUNDING LLC


                                        by /s/ Jeff Parkinson
                                           -------------------------------------
                                        Name: Jeff Parkinson
                                        Title: Attorney


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        WASATCH CLO LTD.


                                        by /s/ Thomas Ewald
                                           -------------------------------------
                                        Name: Thomas Ewald
                                        Title: Authorized Signatory


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Signature Page to
                                            The Goodyear Tire & Rubber Company's
                                                Amended and Restated Second Lien
                                                    Credit Agreement Dated as of
                                                                  April 20, 2007

                                        LENDER

                                        WATERVILLE FUNDING LLC


                                        by /s/ Kristi Milton
                                           -------------------------------------
                                        Name: Kristi Milton
                                        Title: Assistant Vice President


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                               Schedule 1.01A to
                                                            Amended and Restated
                                                    Second Lien Credit Agreement

                              Consent Subsidiaries

-    Goodyear Dunlop Tires North America, Ltd.

-    Utica Converters, Inc.

-    Goodyear-SRI Global Purchasing Company

-    Goodyear-SRI Global Technology LLC

-    Goodyear Australia Pty Limited

-    Goodyear Lastikleri Turk Anonim Sirketi

-    Goodyear Dalian Tire Company Ltd.

-    Goodyear South Asia Tyres Private Ltd

-    Goodyear India Limited

-    Goodyear Maroc S.A.

                                                               Schedule 1.01B to
                                                            Amended and Restated
                                                    Second Lien Credit Agreement

                              Mortgaged Properties

1. Amended and Restated Second Priority Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Mortgagor, and Deutsche Bank Trust Company Americas, as Mortgagee, for certain improved real property and a leasehold interest as more fully described therein and located in or about Gadsden, Etowah County, Alabama.

2. Amended and Restated Second Priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Mortgagor, and Deutsche Bank Trust Company Americas, as Mortgagee, for certain improved real property as more fully described therein and located in or about Topeka, Shawnee County, Kansas.

3. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between The Kelly-Springfield Tire Corporation, as Grantor, and First American Title Insurance Company, as Trustee for the benefit of Deutsche Bank Trust Company Americas, as Beneficiary, for certain improved real property as more fully described therein and located in or about Fayetteville, Cumberland County, North Carolina.

4. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Grantor, and First American Title Insurance Company, as Trustee for the benefit of Deutsche Bank Trust Company Americas, as Beneficiary, for certain undeveloped real property as more fully described therein and located at or about State Road 1503 in Caswell County, North Carolina.

5. Amended and Restated Second Priority Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Mortgagor, and Deutsche Bank Trust Company Americas, as Mortgagee, for certain improved real property as more fully described therein and located in or about Akron, Summit County, Ohio.

6. Amended and Restated Second Priority Mortgage (With Power of Sale), Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Mortgagor, and Deutsche Bank Trust Company Americas, as Mortgagee, for certain improved real property as more fully described therein and located in or about Lawton, Comanche County, Oklahoma.

7. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Grantor, and Mark A. Rosser, as Trustee for the benefit of Deutsche Bank Trust Company Americas, as Beneficiary, for certain improved real property as more fully described therein and located in or about Union City, Obion County, Tennessee.

8. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 by and between the Company, as Grantor, and James DeBoer, as Trustee for the benefit of Deutsche Bank Trust Company Americas, as Beneficiary, for certain improved real property as more fully described therein and located in or about Danville, Pittsylvania County, Virginia.

                                                               Schedule 1.01C to
                                                            Amended and Restated
                                                    Second Lien Credit Agreement

                      Senior Subordinated-Lien Indebtedness

- All Senior Subordinated-Lien Indebtedness and the related Liens shall satisfy the requirements set forth in the definition of Senior Subordinated-Lien Indebtedness.

- The documentation establishing or evidencing any Senior Subordinated-Lien Indebtedness ("SSLI Documentation") shall contain no maintenance financial covenants that are not contained in this Agreement, and the financial levels or ratios requited to be maintained by any such covenants shall be no more restrictive than those required to be maintained by corresponding covenants of this Agreement (it being understood that additional maintenance financial covenants may be included in any SSLI Documentation and, if they are, they shall automatically be included in this Agreement).

- The SSLI Documentation shall permit (specifically, and not through a basket that could be exhausted by other financings) the refinancing of all Indebtedness under this Agreement, the Second Lien Agreement and the European Facilities Agreement (or any refinancing Indebtedness in respect thereto) with new Indebtedness having a maturity no sooner than, a weighted average life no shorter than, and an aggregate principal amount or accreted value no greater than the fully drawn amount (plus fees and expenses, including any premium and defeasance costs of refinancing) of the refinanced indebtedness or commitments thereunder and secured on the same basis as the Indebtedness refinanced.

- The SSLI Documentation shall not restrict (except for restrictions that a Financial Officer of the Borrower shall have represented in a certificate to the Administrative Agent (which shall be deemed to be a Credit Document) will not materially interfere with the Borrower's ability to effect) the securing of Indebtedness under this Agreement, the Second Lien Agreement or the European Facilities Agreement or any refinancing Indebtedness in respect thereof or the cash collateralization of any letter of credit exposure thereunder (but may require that if Indebtedness under this Agreement, the Second Lien Agreement or the European Facilities Agreement or related refinancing Indebtedness is secured by assets not securing the Indebtedness under this Agreement, the Second Lien Agreement or the European Facilities Agreement on the Effective Date, a junior lien on such assets, subordinated under the Lien Subordination and Intercreditor Agreement, (or in the case of any lien granted by any Grantor to secure indebtedness under the European Facility Agreement, a ratable or junior lien on such assets) must be granted to secure the Senior Subordinated-Lien Indebtedness).

- The SSLI Documentation shall not restrict (except for restrictions that a Financial Officer of the Borrower shall have represented in a certificate to the Administrative Agent (which shall be deemed to be a Credit Document) will not materially interfere with the Borrower's ability to effect) the use of proceeds from any sale, transfer or other disposition of assets owned directly by (a) the Borrower or any Grantor to repay or prepay Indebtedness under this Agreement or the Second Lien Agreement or refinancing Indebtedness in respect thereof or to cash collateralize any letter of credit exposure thereunder, or (b) the European JV or any of its subsidiaries to repay or prepay Indebtedness under the European Facilities Agreement or refinancing Indebtedness in respect thereof or to cash collateralize any letter of credit exposure thereunder.

                                                                   SCHEDULE 2.01
                                                         TO AMENDED AND RESTATED
                                                    SECOND LIEN CREDIT AGREEMENT

                           CONTINUING LENDERS                                             LOANS
---------------------------------------------------------------------------     ----------------------
AIM Floating Rate Fund                                                          $           400,000.00
Atlas Loan Funding (Hartford), LLC                                                        1,500,000.00
Atlas Loan Funding (Navigator), LLC                                                         750,000.00
Aurum CLO 2002-1 Ltd.                                                                     6,480,602.40
Avalon Capital Ltd. 3                                                                     1,750,000.00
Ballantyne Funding LLC                                                                    2,000,000.00
Bear Stearns Institutional Loan Master Fund                                               1,000,000.00
Bear Stearns Loan Trust                                                                   1,000,000.00
Belhurst CLO Ltd.                                                                         2,750,000.00
Boston Harbor CLO 2004-1, Ltd.                                                            3,000,000.00
Bushnell CBNA Loan Funding LLC                                                            1,000,000.00
Champlain CLO, Ltd.                                                                       2,600,000.00
Citadel Hill 2000 Ltd                                                                     3,000,000.00
Citibank, N.A.                                                                            3,438,625.00
Deutsche Bank AG London Branch                                                           14,000,000.00
Diversified Credit Portfolio Ltd.                                                           800,000.00
Esperance                                                                                 4,000,000.00
Flagship CLO III                                                                          4,561,638.83
Flagship CLO IV                                                                           5,500,000.00
Flagship CLO V                                                                            5,000,000.00
Flagship CLO VI                                                                           5,221,680.58
Foothill CLO I, Ltd.                                                                      4,516,671.58
The Foothill Group, Inc.                                                                  5,000,000.00
Gallatin CLO II 2005-1 Ltd.                                                               6,500,000.00
Gallatin Funding I Ltd.                                                                   5,000,000.00
Grayston CLO II 2004-1 Ltd.                                                               4,750,000.00
Greenwich International, Ltd.                                                            12,000,000.00
Halcyon Fund, L.P.                                                                       40,927,390.00
Halcyon Loan Investors CLO I, Ltd.                                                        3,000,000.00
Halcyon Loan Investors CLO II, Ltd.                                                       2,000,000.00
Halcyon Structured Asset Management CLO I Ltd.                                            6,000,000.00
The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund             7,000,000.00
Katonah V, Ltd.                                                                             500,000.00
Laguna Funding LLC                                                                          750,000.00
Landmark CDO Limited                                                                      5,360,000.00
Landmark II CDO Limited                                                                   3,350,000.00
Landmark III CDO Limited                                                                  1,600,000.00
Landmark V CDO Limited                                                                    4,690,000.00
Loan Funding IX LLC                                                                       1,750,000.00

MainStay Floating Rate Fund                                                               4,250,000.00
MainStay Income Manager Fund                                                                500,000.00
MainStay VP Floating Rate Portfolio                                                       1,500,000.00
Malibu CBNA Loan Funding LLC                                                              1,000,000.00
Morgan Stanly Senior Funding, Inc.                                                        3,000,000.00
Moselle CLO S.A.                                                                          2,000,000.00
Nantucket CLO I Ltd                                                                       3,000,000.00
Nautique Funding Ltd.                                                                     2,000,000.00
New York Life Insurance Company                                                           5,360,000.00
New York Life Insurance and Annuity Corporation                                           6,140,000.00
NYLIM Flatiron CLO 2003-1 Ltd.                                                            3,250,000.00
NYLIM Flatiron CLO 2004-1 Ltd.                                                            3,250,000.00
NYLIM Flatiron CLO 2005-1 Ltd.                                                            3,000,000.00
NYLIM Flatiron CLO 2006-1 Ltd.                                                            5,750,000.00
NYLIM Institutional Floating Rate Fund L.P.                                               1,000,000.00
Pinehurst Trading Inc                                                                     1,000,000.00
Sagamore CLO Ltd.                                                                         1,800,000.00
Saratoga CLO I, Limited                                                                   2,600,000.00
Stedman CBNA Loan Funding LLC                                                             3,000,000.00
Trumbull THC2 Loan Funding LLC                                                            2,750,000.00
Wasatch CLO Ltd                                                                           2,800,000.00
Waterville Funding LLC                                                                    9,000,000.00
                                                                                ----------------------
                                 TOTAL                                          $       252,396,608.39
                                                                                ======================
JPMorgan Chase Bank, N.A.                                                       $       947,603,391.61
                                                                                ----------------------
                                 TOTAL                                          $     1,200,000,000.00
                                                                                ======================

                                                             Schedule 3.10(b) to
                                                            Amended and Restated
                                                    Second Lien Credit Agreement

                              Mortgaged Properties

Etowah County, Alabama
Shawnee County, Kansas
Caswell County, North Carolina
Cumberland County, North Carolina
Summit County, Ohio
Comanche County, Oklahoma
Union City, Obion County, Tennessee
Pittsylvania, Virginia

                                                             Schedule 3.10(c) to
                                                            Amended and Restated
                                                    Second Lien Credit Agreement

                         Material Intellectual Property

                              MATERIAL U.S. PATENTS

 DOCKET        PATENT    GRANT    EXPIRATION
 NUMBER   CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
--------  ---  -------  --------  ----------  ----------------- -----  ------------------------------  -----------------------------
1987-325  USA  4823855  04/25/89  11/23/07    Tire -Passenger & GTR    WRANGLER MT - PNEUMATIC TIRE    GALANTE R L; GOERGEN
                                              Truck                    TREAD PATTERN                   R; HITZKY L J;
                                                                                                       KOLOWSKI M A; MILLER F W;
                                                                                                       HOPKINS W M; WAIBEL T J

1988-022  USA  4832101  05/23/89  02/17/08    Tire -Passenger & GTR    PNEUMATIC TIRES                 WELTER T N H
                                              Truck

1987-034  USA  4832103  05/23/89  02/17/08    Tire -Passenger & GTR    PNEUMATIC TIRE HAVING PLURAL    SLIVKA J J; WELTER T N H
                                              Truck                    ARAMID CARCASS PLIES

1987-409  USA  4854446  08/08/89  08/03/08    Engineered        GTR    ELECTRICAL CONDUCTOR            STRADER D S
                                              Products

1986-227  USA  4854612  08/08/89  04/11/08    Engineering       GTR    TIRE BUILDING DRUM SHAFT        CUBRIC R; ROEDSETH J K
                                              Components,              CONNECTION
                                              Processe

1986-288  USA  4855008  08/08/89  05/09/08    Engineering       GTR    EXPANDABLE TIRE BUILDING DRUM   TERRADO A R
                                              Components,
                                              Processe

1986-171  USA  4856571  08/15/89  06/11/07    Tire-Passenger &  GTR    EAGLE GA - PNEUMATIC TIRE       LARDO C; COLLETTE J J M V;
                                              Truck                                                    DAUVISTER P M J;
                                                                                                       JONETTE B

1987-282  USA  4859272  08/22/89  06/22/08    Engineering       GTR    RADIAL TIRE BELT FOLDING DRUM   LOVELL J A; MEDVED G E;
                                              Components,                                              WHITE JR
                                              Processe

1991-481  USA  4871409  10/03/89  11/05/07    Engineering       GTR    APPARATUS FOR LAYING A          PERKINS D J B
                                              Components,              CONTINUOUS STRIP OF
                                              Processe                 ELASTOMERIC MATERIAL ONTO A
                                                                       SURFACE [HOWDINS]

1986-349  USA  4877072  10/31/89  12/17/07    Tire -Passenger & GTR    TREAD FOR LEFT AND RIGHT        FONTAINE J F L
                                              Truck                    VEHICLE TIRES

1987-116  USA  4877073  10/31/89  02/17/08    Tire -Passenger & GTR    CABLES AND TIRES REINFORCED BY  THISE-FOURGON M-R C A;
                                              Truck                    SAID CABLES                     REUTER R F

1987-366  USA  4903998  02/27/90  08/31/08    Engineered        GTR    BRANCHED HOSE CONSTRUCTION      STANLEY J H
                                              Products

1985-109  USA  4909876  03/20/90  03/20/07    Engineering       GTR    APPARATUS AND METHOD FOR        BAKER D E; BOWEN G L;
                                              Components,              ROLLING BEAD RINGS              THIELE J R
                                              Processe

1985-130  USA  4922985  05/08/90  05/08/07    Tire-Passenger &  GTR    PNEUMATIC TIRES                 GASOWSKI C J; KOLOWSKI
                                              Truck                                                    M A; SMITHKEY J C JR;
                                                                                                       FORD T L

1988-143  USA  4926918  05/22/90  02/21/09    Tire OTR, Farm,   GTR    PNEUMATIC TIRE                  DEMORE J III; LUKICH L T;
                                              Aircraft,                                                HINKEL W W
                                              Specialty

1988-270  USA  4926919  05/22/90  11/14/08    Tire -Passenger & GTR    WRANGLER HT - VEHICLE TIRE      HOPKINS W M;
                                              Truck                    WITH RIB TYPE TREAD PATTERN     BRIGHTWELL R A; YOUNG
                                                                       HAVING SIPES ACROSS THE RIBS    R A; CLARK J K; MILLER
                                                                                                       F W; GALANTE R L;
                                                                                                       WAIBEL T J; KOLOWSKI M A

1986-242  USA  4929298  05/29/90  05/13/08    Engineering       GTR    TIRE BUILDING DRUM INCLUDING    WANTZ A; VAN DER POEL R J
                                              Components,              AN EXPANDABLE SEGMENTAL
                                              Processe                 CYLINDER ASSEMBLY AND A VACUUM
                                                                       CHAMBER

1988-355  USA  4957970  09/18/90  01/23/09    Compound          GTR    PACKAGE FOR COMPOUNDING RUBBER  HOLSAPPLE R L; KAY JA
                                              Technology               AND COMPOUNDED RUBBER

1984-227  USA  4962803  10/16/90  10/16/07    Tire OTR, Farm,   GTR    A PNEUMATIC TIRE                WELTER T N H
                                              Aircraft,
                                              Specialty

1986-320  USA  4976804  12/11/90  05/05/09    Engineering       GTR    EXPANDABLE TIRE BUILDING DRUM   KNEIP F
                                              Components,
                                              Processe

1988-369  USA  4989658  02/05/91  06/09/09    Tire -Passenger & GTR    BELT OVERLAY STRUCTURE FOR      MAATHIUS A G; SPIELMANN J;
                                              Truck                    PNEUMATIC TIRES                 BEER K; OARE T R

1985-135  USA  5005613  04/09/91  04/09/08    Engineered        GTR    LIGHT WEIGHT FLEXIBLE COAXIAL    STANLEY J H
                                              Products                 VAPOR RECOVERY HOSE

                              MATERIAL U.S. PATENTS

 DOCKET        PATENT    GRANT    EXPIRATION
 NUMBER   CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
--------  ---  -------  --------  ----------  ----------------- -----  ------------------------------  -----------------------------
1986-173  USA  5005808  04/09/91   04/09/08   Engineered         GTR   AIRSPRING END MEMBER AND        MOEGLIN S J; WARMUTH I
                                              Products                 AIRSPRING ASSEMBLY              J II

1988-369  USA  5007974  04/16/91   06/09/09   Tire -Passenger &  GTR   BELT OVERLAY STRUCTURE FOR      MAATHIUS A G;
                                              Truck                    PNEUMATIC TIRES                 SPIELMANN J; BEER K;
                                                                                                       OARE T R

1987-269  USA  5014762  05/14/91   05/26/09   Tire -Passenger &  GTR   ANGLED OVERLAY FOR TIRES        BEER K; RICHARDS G W;
                                              Truck                                                    OARE T R; BROWN T A;
                                                                                                       WELLS T H

1988-385  USA  5017118  05/21/91   06/16/09   Engineering        GTR   APPARATUS FOR FORMING A         LOOMAN E W JR; WOLBERT H A
                                              Components,              COEXTRUSION FROM EXTRUDED
                                              Processe                 STRIPS

1986-133  USA  5042546  08/27/91   08/27/08   Tire -Passenger &  GTR   RADIAL-PLY PNEUMATIC TIRE WITH  GOLDSTEIN A A; FORNEY
                                              Truck                    REVERSE CURVATURE CARCASS PLY   J M; LOSER R P

1987-023  USA  5053246  10/01/91   03/30/10   Tire Fabric &      GTR   PROCESS FOR THE SURFACE         SHUTTLEWORTH D;
                                              Fiber                    TREATMENT OF POLYMERS FOR       MOWDOOD S K; WADDELL W H;
                                              Reinforcement            REINFORCEMENT-TO-RUBBER         BRENNER J L;
                                                                       ADHESION                        OFSTEAD E A; RICHARDS J L

1989-442  USA  5085259  02/04/92   07/16/10   Tire -Passenger &  GTR   WRANGLER AT - TIRE TREAD        GOERGEN R; KUMMER P
                                              Truck

1989-186  USA  5087668  02/11/92   10/19/10   Compound           GTR   RUBBER BLEND AND TIRE WITH      SANDSTROM P H; MASSIE
                                              Technology               TREAD THEREOF                   J D; VERTHE J J A;
                                                                                                       HOLTZAPPLE G M;
                                                                                                       DIROSSI R R

1989-651  USA  5088536  02/18/92   05/10/10   Tire -Passenger &  GTR   VECTOR 2 - ALL SEASON TYPE      GRAAS M; CONSTANT M M W G
                                              Truck                    TIRE TREAD

1989-240  USA  5095963  03/17/92   02/22/10   Tire-Passenger &   GTR   TIRE TREADS                     MAITRE B P
                                              Truck

1991-486  USA  5108527  04/28/92   04/28/09   Engineering        GTR   A METHOD OF MANUFACTURE OF A    GLOVER C J; GOODFELLOW A G
                                              Components,              TIRE AND APPARATUS THEREFOR
                                              Processe

1987-312  USA  5118367  06/02/92   09/25/09   Tire Fabric &      GTR   PROCESS FOR TREATING A          STARINSHAK T W
                                              Fiber                    BRASS-PLATED STEEL WIRE
                                              Reinforcement

1991-487  USA  5178714  01/12/93   01/12/10   Engineering        GTR   APPARATUS FOR THE MANUFACTURE   GLOVER C J; GOODFELLOW A G
                                              Components,              OF A PNEUMATIC TIRE [HOWDINS]
                                              Processe

1987-073  USA  5205546  04/27/93   02/10/12   Engineered         GTR   HYDRO-ELASTIC ENGINE MOUNT      SCHISLER R C;
                                              Products                                                 EISENZIMMER G W

1990-001  USA  5209705  05/11/93   05/29/12   Engineered         GTR   SYNCHRONOUS DRIVE BELT WITH     GREGG M J W
                                              Products                 OBLIQUE AND OFFSET TEETH

1988-525  USA  5211609  05/18/93   02/06/12   Engineered         GTR   ELASTOMERIC DRIVE BELT          HAINES E L
                                              Products

1988-136  USA  5215613  06/01/93   06/01/10   Tire Fabric &      GTR   METHOD FOR MAKING KNOTLESS      SHEMENSKI R M;
                                              Fiber                    BEAD BUNDLE, A BEAD BUNDLE      RIGGENBACH E F;
                                              Reinforcement            MADE THEREBY, AND A TIRE        PRAKASH A
                                                                       INCORPORATING SAID BEADBUNDLE

1988-553  USA  5223061  06/29/93   10/01/10   Tire OTR, Farm,    GTR   MICROREINFORCEMENT              NAVAUX S
                                              Aircraft,                IN THE FOLDED BELT
                                              Specialty

1991-127  USA  5262213  11/16/93   09/14/12   Chemical R&D       GTR   STYRENE-BUTADIENE RUBBERS FOR   RODGERS M B; HALASA A
                                                                       TRUCK TIRES                     F; HSU W-L; MATRANA B
                                                                                                       A; MEZYNSKI S M

1991-350  USA  5286011  02/15/94   12/04/12   Engineered         GTR   BUSH TYPE HYDRAULICALLY DAMPED  STRAND M E
                                              Products                 MOUNTING DEVICE


                              MATERIAL U.S. PATENTS

 DOCKET        PATENT    GRANT    EXPIRATION
 NUMBER   CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
--------  ---  -------  --------  ----------  ----------------- -----  ------------------------------  -----------------------------
1992-344  USA  5300599  04/05/94   04/08/13   Chemical R&D       GTR   MODIFIED FOR ANIONIC            HSU W-L; HALASA A F
                                                                       POLYMERIZATION OF DIENE
                                                                       MONOMERS

1988-286  USA  5303537  04/19/94   04/19/11   Tire Fabric &      GTR   APPARATUS FOR MAKING            KOT K M; SEYLL R
                                              Fiber                    METALLIC CORD
                                              Reinforcement

1987-119  USA  5332018  07/26/94   07/26/11   Tire -Passenger &  GTR   BELT REINFORCING ASSEMBLY       ROESGEN A E F; KUMMER P
                                              Truck                    FOR A PNEUMATIC TIRE

1992-142  USA  5337815  08/16/94   10/05/12   Tire -Passenger &  GTR   PNEUMATIC TIRE HAVING           GRAAS M
                                              Truck                    IMPROVED WET TRACTION

1988-164  USA  5358191  10/25/94   10/25/11   Engineering        GTR   STORAGE AND SPLICING OF         SMITH M W;LUNDELL D A;
                                              Components,              STRIP MATERIAL                  ROMAN J P
                                              Processe

1992-373  USA  5368082  11/29/94   09/30/12   Tire -Passenger &  GTR   RADIAL PLY PNEUMATIC TIRE       OARE T R; BRAYER R R;
                                              Truck                                                    KAHRS J W; TRARES K C;
                                                                                                       ROBINSON B A; MCQUATE
                                                                                                       R D; KAHRS J W

1993-132  USA  5382198  01/17/95   01/26/14   Engineered         GTR   HELICALLY GROOVED               JANNE M L
                                              Products                 MULTI-RIBBED POWER
                                                                       TRANSMISSION BELT

1992-200  USA  5385621  01/31/95   09/23/13   Engineering        GTR   TIRE BEAD WINDING APPARATUS     GOLIGHTLY R W
                                              Components,              AND METHOD
                                              Processe

1992-182  USA  5389187  02/14/95   06/30/13   Engineering        GTR   METHOD AND APPARATUS FOR        MARKS P D; SMITH M W
                                              Components,              TIRE TREAD APPLICATION
                                              Processe

1992-104  USA  5407005  04/18/95   04/04/14   Tire -Passenger &  GTR   EAGLE RSA - A TREAD FOR A       CONSOLACION R E;
                                              Truck                    TIRE                            BRAYER R R; CROYLE W L

1990-001  USA  5421789  06/06/95   06/06/12   Engineered         GTR   SYNCHRONOUS DRIVE PULLEY        GREGG M J W
                                              Products                 AND ITS COMBINATION WITH A
                                                                       BELT HAVING OBLIQUE AND
                                                                       OFFSET TEETH   .

1993-015  USA  5429168  07/04/95   11/16/13   Tire OTR, Farm,    GTR   AN IMPROVED OFF-THE-ROAD        LOBB J F; COOK M W;
                                              Aircraft,                PNEUMATIC TIRE                  WELLS D E; LEWKOWICZ S Z
                                              Specialty

1993-043  USA  5451646  09/19/95   12/05/14   Chemical R&D       GTR   TECHNIQUE FOR REDUCING THE      CASTNER K F
                                                                       MOLECULAR WEIGHT AND
                                                                       IMPROVING THE
                                                                       PROCESSABILITY OF HIGH
                                                                       CIS-1,4 POLYBUTADIENE

1993-066  USA  5509455  04/23/96   04/12/14   Tire OTR, Farm,    GTR   AIRCRAFT TIRE INCLUDING         WARCHOL J T; BRYANT G B;
                                              Aircraft,                REINFORCEMENT INSERTS           MILLMIER R W
                                              Specialty

1994-304C USA  5513560  05/07/96   01/05/15   Engineering        GTR   QUICK CHANGEOVER METHOD AND     DOWNING D R; HEAD W J;
                                              Components,              APPARATUS FOR A CALENDER        BENZING J A II
                                              Processe                 APPARATUS

1993-150  USA  5524688  06/11/96   06/29/13   Tire -Passenger &  GTR   PNEUMATIC TIRE HAVING A         TRARES K C; KOLOWSKI M A;
                                              Truck                    HIGH ENDING TURNUP LOCKED       KAHRS J W
                                                                       BEAD CONSTRUCTION

1992-182  USA  5534093  07/09/96   07/09/13   Engineering        GTR   METHOD FOR TIRE TREAD           MARKS P D; SMITH M W
                                              Components,              APPLICATION
                                              Processe

1991-544  USA  5535994  07/16/96   11/30/13   Engineered         GTR   COMPOSITE AIR SPRING PISTON     SAFREED C K JR
                                              Products

1994-064  USA  5536348  07/16/96   06/30/15   Engineering        GTR   METHOD OF ASSEMBLY OF A         CHLEBINA L E;TUBB G E;
                                              Components,              PRECURED TIRE TREAD TO AN       LAURICH T A
                                              Processe                 UNVULCANIZED CASING

                              MATERIAL U.S. PATENTS

 DOCKET          PATENT    GRANT    EXPIRATION
 NUMBER     CTY  NUMBER     DATE       DATE         CLIENT        OWNER              TITLE                        INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  ---------------------------
1983-154    USA  5554242  09/10/96  09/10/13    Engineering       GTR    METHOD FOR MAKING A             COOK M W; BROWN T E;
                                                Components,              MULTI-COMPONENT TIRE            CARLSON J D; DAVISSON
                                                Processe                                                 J A; MIHALIK M

1992-200    USA  5567269  10/22/96  10/22/13    Engineering       GTR    TIRE BEAD MAKING APPARATUS      GOLIGHTLY R W
                                                Components,              WITH TWO WINDING TENSION
                                                Processe                 LEVELS

1992-315    USA  5591288  01/07/97  01/07/14    Engineering       GTR    CONTOURED TIRE BUILDING DRUM    CONGER K D; BECKER M
                                                Components,              AND METHOD OF BUILDING AN       L; BEER K
                                                Processe                 EXTENDED MOBILITY TIRE

DN1996-027  USA  5605951  02/25/97  02/20/16    Compound          GTR    SILICA REINFORCED RUBBER        SANDSTROM P H; WIDEMAN L G
                                                Technology               COMPOSITION AND TIRE WITH
                                                                         TREAD THEREOF

1993-178    USA  5609242  03/11/97  07/12/15    Engineered        GTR    STEEL CABLE CONVEYOR BELT       HUTCHINS T G; TERREAU H L
                                                Products                 WITH IMPROVED PENETRATION
                                                                         AND RIP RESISTANCE

1993-382    USA  5620939  04/15/97  09/22/15    Chemical R&D      GTR    HIGH PERFORMANCE BLEND FOR      HALASA A F; HSU W-L;
                                                                         TIRE TREADS                     ZANZIG D J; SANDSTROM
                                                                                                         P H; HENNING S K;
                                                                                                         LUCAS D

1993-015    USA  5622576  04/22/97  11/16/13    Tire OTR, Farm,   GTR    OFF-THE-ROAD PNEUMATIC TIRE     LOBB J F; COOK M W;
                                                Aircraft,                WITH SPECIFIED BEAD AREA        WELLS D E; LEWKOWICZ S Z
                                                Specialty                DESIGN

1993-423    USA  5638732  06/17/97  09/02/14    Engineering       GTR    APPARATUS FOR CUTTING OF        BECKER M L; BEER K;
                                                Components,              ELASTOMERIC MATERIALS           DOWNING D R; DUNN W F;
                                                Processe                                                 HART J M; LUNDELL D A

1992-373    USA  5639320  06/17/97  06/17/14    Tire-Passenger &  GTR    A RADIAL PLY PNEUMATIC TIRE     OARE T R; BRAYER R R;
                                                Truck                                                    ROBINSON B A; KAHRS J
                                                                                                         W; TRARES K C; MCQUATE R D


1994-252    USA  5645660  07/08/97  06/28/15    Tire-Passenger &  GTR    DESIGN PATTERNS FOR A TIRE      ATTINELLO J S; LANDERS S P
                                                Truck                    SIDEWALL

1995-358    USA  5645661  07/08/97  11/18/11    Tire-Passenger &  GTR    TIRE SIDEWALL                   CLEMENTZ M; FELLER G;
                                                Truck                                                    MERX R

1988-545    USA  5648153  07/15/97  07/15/14    Tire Fabric &     GTR    TIRE WITH HIGH STRENGTH         HELFER F B; KIM D K;
                                                Fiber                    REINFORCEMENT                   MORGAN J G; SHEMENSKI
                                                Reinforcement                                            R M; SINOPOLI I M;
                                                                                                         NGUYEN G V

1993-382    USA  5654384  08/05/97  09/22/15    Chemical R&D      GTR    PROCESS FOR PREPARING HIGH      HALASA A F; HSU W-L;
                                                                         VINYL POLBUTADIENE RUBBER       ZANZIG D J; SANDSTROM
                                                                         SEE ALSO DN1996-125             P H; HENNING S K;
                                                                         (08/685762), WHICH IS A CIP     LUCAS D
                                                                         OF THIS CASE

1993-318    USA  5658404  08/19/97  01/01/10    Tire-Passenger &  GTR    A RADIAL PNEUMATIC LIGHT        SCARPITTI A J;
                                                Truck                    TRUCK OR AUTOMOBILE TIRE        KOLOWSKI M A; MILLER F
                                                                                                         W; GILLIAM D W; TRARES
                                                                                                         K C; BROWN S C; HOANG A N

1995-235    USA  5660652  08/26/97  07/14/15    Tire-Passenger &  GTR    G357 - TRUCK TIRE AND TREAD     YOUNG D L; YOUNG A G
                                                Truck                    FOR STEER AXLES

DN1996-037  USA  5672639  09/30/97  03/12/16    Tire Compounding  GTR    STARCH COMPOSITE REINFORCED     CORVASCE F G; LINSTER T D;
                                                                         RUBBER COMPOSITION AND TIRE     THIELEN G M V
                                                                         WITH AT LEAST ONE COMPONENT
                                                                         THEREOF

                              MATERIAL U.S. PATENTS

 DOCKET          PATENT    GRANT    EXPIRATION
 NUMBER     CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                        INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  --------------------------
DN1996-021  USA  5679751  10/21/97  02/12/16    Chemical R&D      GTR    SOLUTION POLYMERIZATION         HALASA A F; AUSTIN L E;
                                                                         PROCESS FOR SYNTHESIS OF        HSU W-L; GROSS B B
                                                                         STYRENE-BUTADIENE OR
                                                                         STYRENE-ISOPRENE RUBBER

DN1996-246  USA  5704862  01/06/98  01/13/17    Engineered        GTR    DUAL SIDED POLY-V DRIVE BELT    JANNE M L; ANDERSON S M
                                                Products                 AND PULLEY THEREFOR

DN1996-201  USA  5704999  01/06/98  10/04/16    Tire Compounding  GTR    RUBBER WEAR INDICATOR FOR       LUKICH L T; ROENNAU R
                                                                         MILITARY AIRCRAFT TIRES         B; SANDSTROM P H

1995-068    USA  5709760  01/20/98  10/18/15    Engineering       GTR    THIN GAUGE, FINE DIAMETER       PRAKASH A; HEAD W J;
                                                Components,              STEEL CORD REINFORCED TIRE      TUBB G E; WOODS TK
                                                Processe                 PLY FABRIC WHICH IS LAP
                                                                         SPLICED

DN1996-030  USA  5725701  03/10/98  03/13/16    Tire OTR, Farm,   GTR    LOW PRESSURE ALL TERRAIN        ROONEY TM;OARE TR
                                                Aircraft,                VEHICLE TIRE
                                                Specialty

DN1996-072  USA  5730829  03/24/98  03/26/16    Engineering       GTR    TWO DRUM TURRET FOR TIRE        CONGER K D; TESTA D C
                                                Components,              ASSEMBLY
                                                Processe

1994-035    USA  5733399  03/31/98  12/15/15    Engineered        GTR    METHOD AND APPARATUS OF         WOOD D B
                                                Products                 MANUFACTURING SYNCHRONOUS
                                                                         DRIVE BELT WITH TEETH WHICH
                                                                         ARE AXIALLY INTERLOCKED WITH
                                                                         A MOLD SURFACE

1994-193    USA  5743974  04/28/98  09/05/15    Testing,          GTR    PNEUMATIC TIRE HAVING PITCH     WESOLOWSKI P J
                                                Evaluation,              SEQUENCING
                                                Computer

1995-290    USA  5753057  05/19/98  09/05/15    Testing,          GTR    PNEUMATIC TIRE HAVING           WESOLOWSKI P J
                                                Evaluation,              IMPROVED PITCH SEQUENCING
                                                Computer

1995-289    USA  5759312  06/02/98  09/05/15    Testing,          GTR    PNEUMATIC TIRE HAVING PITCH     WESOLOWSKI P J
                                                Evaluation,              SEQUENCING
                                                Computer

1995-335    USA  5762740  06/09/98  12/15/15    Engineering       GTR    METHOD FOR BUILDING A           BENZING J A II; HEAD W
                                                Components,              LAMINATE FROM AN ASSEMBLY OF    J; DOWNING D R
                                                Processe                 TIRE COMPONENTS TO FORM A
                                                                         CASING

1995-122    USA  5779829  07/14/98  08/24/15    Tire Fabric &     GTR    PNEUMATIC TIRE HAVING A         PRAKASH A; GILLIAM D W;
                                                Fiber                    SINGLE CARCASS PLY              TUBB GE
                                                Reinforcement            REINFORCED WITH METALLIC
                                                                         CORDS, HIGH ENDING PLY,
                                                                         TURNUP AND LOCKED BEAD
                                                                         CONSTRUCTION

1994-064    USA  5827380  10/27/98  06/30/15    Engineering       GTR    PRECURED TIRE TREAD HAVING      CHLEBINA L E; TUBB G E;
                                                Components,              SEALING PROJECTION FOR A        LAURICH T A
                                                Processe                 TRUCK TIRE FILE WRAPPER
                                                                         CONTINUATION OF 94064-D-01
                                                                         (APP NO. 08/642290)

1992-373    USA  5851324  12/22/98  12/22/15    Tire-Passenger &  GTR    A RADIAL PLY PNEUMATIC TIRE     OARE T R; BRAYER R R;
                                                Truck                                                    ROBINSON B A; KAHRS J
                                                                                                         W; TRARES K C; MCQUATE R D

DN1997-119  USA  5871600  02/16/99  05/29/17    Tire-Passenger &  GTR    RUNFLAT TIRE WITH DIFFERENT     OARE T R; PRAKASH A;
                                                Truck                    MODULUS OR ELONGATION           HALL R E; TUBB G E
                                                                         CARCASS CORDS

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
----------  ---  -------- -------  ----------  ----------------  -----  ------------------------------  ---------------------------
DN1997-108  USA   5871602 02/16/99  05/29/17    Tire-Passenger   GTR    TIRE WITH CARCASS TURN          PAONESSA A C; SELOOVER M H;
                                                & Truck                 UP ENDS UNDER BELT              BECK J J JR; OARE T R;
                                                                        STRUCTURE                       DANCY J G

1995-207    USA  5872179  02/16/99  06/07/15    Tire             GTR    TIRE WITH SILICA REINFORCED     HUBBELL J K
                                                Compounding             TREAD

DN1996-031  USA  5879482  03/09/99  03/13/16    Tire OTR, Farm,  GTR    RUN-FLAT LOW-PRESSURE ALL       ROONEY T M; OARE T R
                                                Aircraft,               TERRAIN VEHICLE (ATV) TIRE
                                                Specialty

1995-089    USA  5886086  03/23/99  06/07/15    Tire             GTR    TIRE HAVING SILICA              HUBBELL J K; CRAWFORD
                                                Compounding             REINFORCED TREAD                M J

DN1997-118  USA  5908685  06/01/99  05/29/17    Fire Fabric &    GTR    ELASTOMERIC COMPOSITE           PRAKASH A; OARE T
                                                Fiber                   STRUCTURE                       R; TUBB G E; HALL R
                                                Reinforcement                                           E

DN1998-103  USA  5934652  08/10/99  05/28/18    Engineered       GTR    AIR SPRING BUMPER AND           HOFACRE G D;
                                                Products                METHOD OF MOUNTING              TROWBRIDGE M G;
                                                                                                        SAFREED C K JR

DN1996-113  USA  6021829  02/08/00  07/18/16    Tire OTR, Farm,  GTR    MUD RUNNER -                    ROONEY T M
                                                Aircraft,               ALL-TERRAIN-VEHICLE
                                                Specialty               TIRE

DN1997-107  USA  6026878  02/22/00  05/29/17    Tire-Passenger   GTR    AN INEXTENSIBLE HIGH            ZHANG Z; OARE T R;
                                                & Truck                 TEMPERATURE RESISTANT           PRAKASH A
                                                                        RUNFLAT TIRE

DN1998-001  USA  6041839  03/28/00  01/19/18    Tire Fabric &    GTR    METALLIC 4+3 CORD               SUSUTOGLU Y A M
                                                Fiber                   FOR THE
                                                Reinforcement           REINFORCEMENT OF
                                                                        ELASTOMERS

DN1999-036  USA  6051178  04/18/00  02/19/19    Engineered       GTR    METHOD AND APPARATUS FOR        FIKE L T
                                                Products                MAKING AN ENDLESS RUBBER
                                                                        TRACTOR TRACK

DN1996-030  USA  6070633  06/06/00  03/13/16    Tire OTR, Farm,  GTR    LOW PRESSURE ALL TERRAIN        ROONEY T M; OARE T R
                                                Aircraft,               VEHICLE TIRE
                                                Specialty

DN1998-016  USA  6075095  06/13/00  11/18/18    Chemical R&D     GTR    PROCESS FOR MAKING              FIEDLER R D; JOHNSON
                                                                        TIN-COUPLED RUBBERY             E L
                                                                        POLYMERS

DN1997-120  USA  6082423  07/04/00  06/09/17    Tire-Passenger   GTR    LOW COST LIGHT WEIGHT RADIAL    ROESGEN A E F; SMITS
                                                & Truck                 TIRE                            A; THISE-FOURGON M-R
                                                                                                        C A; PACKBIER E G M;
                                                                                                        CRAIG D P

DN1999-034  USA  6086811  07/11/00  04/29/18    Engineered       GTR    MOLDING SYSTEM FOR RUBBER      FIKE L T
                                                Products                TRACTOR TRACKS GDYR ACQUIRED
                                                                        RIGHTS FOR THIS APPLICATION
                                                                        (OHIO 44278)

1994-064    USA  6089290  07/18/00  10/31/17    Engineering      GTR    PRECURED TIRE TREAD             CHLEBINA L
                                                Components,             FOR A TRUCK TIRE AND            E; TUBB G E;
                                                Processe                THE METHOD OF ASSEMBLY          LAURICH T A

DN1996-107  USA  6105643  08/22/00  09/04/18    Tire-Passenger   GTR    ON/OFF ROAD RADIAL              ROHWEDER E E;
                                                & Truck                 PNEUMATIC LIGHT TRUCK OR        MILLER F W;
                                                                        AUTOMOBILE TIRE                 KOLOWSKI M A;
                                                                                                        BROWN S C

1994-304D   USA  6109322  08/29/00  01/05/15    Engineering      GTR    LAMINATE COMPOSITE              BENZING J A
                                                Components,             STRUCTURE FOR MAKING AN         II;HEAD W J;
                                                Processe                UNVULCANIZED CARCASS FOR A      DOWNING D R;
                                                                        RADIAL PLY TIRE AS AN           VANNAN F F JR
                                                                        INTERMEDIATE ARTICLE OF
                                                                        MANUFACTURE

DN1997-091  USA  6112789  09/05/00  04/18/17    Tire Fabric &    GTR    PNEUMATIC TIRES MADE WITH       REUTER R F
                                                Fiber                   TEXTILE CARDS COMPRISING TWO
                                                Reinforcement           PORTIONS, THE FILAMENTS IN
                                                                        THE SECOND RADIALLY INNER
                                                                        PORTION BEING COMPACTED OR
                                                                        FUSED


                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  ---------------------------
DN1998-099  USA  6123325  09/26/00  05/26/18    Engineered        GTR    AIRTIGHT END RETAINER FOR       BUCHANAN K M; STRICKLER
                                                Products                 AN AIRSPRING                    R A

1995-335    USA  6126780  10/03/00  12/15/15    Engineering       GTR    APPARATUS FOR BUILDING A        BENZING J A II; HEAD W J;
                                                Components,              LAMINATE AND FORMING A          DOWNING D R
                                                Processe                 SUBASSEMBLY FOR A TIRE

DN1996-167  USA  6131633  10/17/00  11/30/18    Tire OTR, Farm,   GTR    PNEUMATIC TIRE WITH             SLIVKA J J
                                                Aircraft,                BREAKER ASSEMBLY INCLUDING
                                                Specialty                RUBBER/FABRIC WEAR STRIP

DN1997-108  USA  6135181  10/24/00  05/29/17    Tire-Passenger    GTR    TIRE WITH BEAD FILLER           PAONESSA A C; SELOOVER
                                                & Truck                  RUNFLAT INSERTS                 M H; BECK J J JR; OARE
                                                                                                         T R; DANCY J G

DN1997-119  USA  6135183  10/24/00  05/29/17    Tire-Passenger    GTR    RUNFLAT TIRE WITH DIFFERENT     OARE T R; PRAKASH A;
                                                & Truck                  MODULUS OR ELONGATION           HALL R E; TUBB G E
                                                                         CARCASS CORDS

DN1999-029  USA  6140434  10/31/00  01/08/19    Chemical R&D      GTR    SYNTHESIS OF HIGH VINYL         HALASA A F; HSU W-L
                                                                         RUBBER

DN1998-047  USA  6142205  11/07/00  03/13/18    Tire-Passenger    GTR    TIRE WITH COMPOSITE PLY         BECK J J JR; TUBB G E;
                                                & Truck                  STRUCTURE                       ABBOTT J R; LANDERS S
                                                                                                         P; PRAKASH A; VANNAN F
                                                                                                         F JR; BROYLES H D; BEER K

DN1997-048  USA  6153686  11/28/00  03/13/17    Engineered        GTR    HIGH MODULUS BELT               GRANATOWICZ D S; MORRIS
                                                Products                 COMPOSITION AND BELTS MADE      M T; PILKINGTON M V;
                                                                         THEREWITH                       TOMPKIN G R

DN1999-035  USA  6177042  01/23/01  11/23/18    Engineered        GTR    METHOD AND APPARATUS FOR        FIKE L T
                                                Products                 MAKING RUBBER TRACTOR
                                                                         TRACKS GDYR ACQUIRED THE
                                                                         RIGHTS TO THIS APPLICATION
                                                                         (OHIO 48235)

DN1996-146  USA  6180210  01/30/01  09/26/16    Engineered        GTR    ABRASION RESISTANT ENERGY       DEBUS J W
                                                Products                 ABSORBING TREADMILL
                                                                         WALKING/RUNNING BELT

DN1996-145  USA  6183582  02/06/01  08/22/16    Engineered        GTR    METHOD AND APPARATUS FOR        GREGG M J W
                                                Products                 PRODUCING SYNCHRONOUS
                                                                         BELTS WITH TWO OR MORE
                                                                         TRACKS OF HELICAL TEETH

DN1998-059  USA  6230773  05/15/01  03/17/18    Compound          GTR    TIRE WITH SIDEWALL CARCASS      SANDSTROM P H; MCQUATE R D;
                                                Technology               REINFORCEMENT                   SINSKY M S

DN1999-177  USA  6234460  05/22/01  08/23/19    Engineered        GTR    PUSH-ON AIR SPRING BUMPER       ARNOLD J E
                                                Products

DN1999-229  USA  6250353  06/26/01  10/20/19    Tire-Passenger    GTR    AN ON/OFF ROAD TREAD FOR A      MAXWELL P B
                                                & Truck                  TIRE

DN1997-233  USA  6260594  07/17/01  01/24/20    Tire OTR, Farm,   GTR    INDUSTRIAL SERVICE              BONKO M L; ROONEY T M
                                                Aircraft,                PNEUMATIC TIRE
                                                Specialty

DN1999-100  USA  6261657  07/17/01  04/26/19    Engineered        GTR    HOSE CONSTRUCTION               AINSWORTH C L; HENRY B
                                                Products                 CONTAINING FLOUROPLASTIC
                                                                         TERPOLYMERS

1992-373    USA  6263935  07/24/01  05/06/14    Tire-Passenger    GTR    RADIAL PLY PNEUMATIC            OARE T R; BRAYER R R;
                                                & Truck                  RUNFLAT TIRE THIS IS THE        ROBINSON B A; KAHRS J
                                                                         FIRST CONTINUATION OF           W; TRARES K C; MCQUATE R D
                                                                         1992-373-D-02

DN1996-122  USA  6264577  07/24/01  08/23/16    Engineered        GTR    SMART SPLICE                    HUTCHINS T G
                                                Products


                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  ---------------------------
1994-064    USA  6264779  07/24/01  11/25/17    Engineering       GTR    METHOD OF CURING TIES           CAPPELLI M R; LAURICH
                                                Components,                                              T A; REX W A; VANNAN F F JR
                                                Processe

1988-545    USA  6273160  08/14/01  03/21/10    Tire Fabric &     GTR    TIRES WITH HIGH STRENGTH        HELFER F B; KIM D K;
                                                Fiber                    REINFORCEMENT                   MORGAN J G; SCHEMSKI R
                                                Reinforcement                                            M; SINOPOLI I M;
                                                                                                         JEANPIERRE G; NGUYEN G V


DN1997-215  USA  6277317  08/21/01  12/02/17    Engineering       GTR    METHOD FOR BUILDING             VANNAN F F JR; REX W
                                                Components,              PNEUMATIC TIRES IN AN           A; YOVICHIN A J;
                                                Processe                 IMPROVED TIRE MOLD              STOILA G M JR; WOLBERT H A


DN1997-100  USA  6284180  09/04/01  05/16/17    Engineered        GTR    METHOD TO CURE ENDLESS
                                                Products                 TRACK BELTS AND APPARATUS
                                                                         THEREFOR

1994-064    USA  6290810  09/18/01  10/27/18    Engineering       GTR    MOLD FOR CURING PRECURED        YOVICHIN A J; LAURICH T A
                                                Components,              TREADS TO TIRE CASINGS
                                                Processe

DN1999-101  USA  6296329  10/02/01  05/12/19    Engineered        GTR    ENDLESS RUBBER TRACK AND        RODGERS M B; KRISHNAN
                                                Products                 VEHICLE CONTAINING SUCH         R M; SANDSTROM P H;
                                                                         TRACK                           MALY N A; GORDON L A

DN2000-178  USA  6307467  10/23/01  10/30/20    Tire-Passenger &  GTR    PROCESS AND APPARATUS FOR       STARKEY G R; POLLACK R S
                                                Truck                    RESETTING A
                                                                         MICRO-MECHANICAL CONDITION
                                                                         SENSOR

DN2000-180  USA  6307477  10/23/01  10/30/20    Tire-Passenger &  GTR    PROCESS AND APPARATUS FOR       STARKEY G R; POLLACK R S
                                                Truck                    RESETTING A DIRECTLY
                                                                         RESETTABLE
                                                                         MICRO-MECHANICAL
                                                                         TEMPERATURE MEMORY SWITCH

DN2000-213  USA  6310152  10/30/01  10/24/20    Compound          GTR    SYNTHESIS OF ELASTOMERIC        CASTNER K F
                                                Technology               HIGH TRANS-1,4-POLYBUTADIENE


DN1999-271  USA  6330984  12/18/01  12/30/19    Engineering       GTR    METHOD AND APPARATUS FOR        BARKER B C; KUBINSKI D
                                                Components,              STORING STRIP MATERIAL          C; MOFFATT R T;
                                                Processe                                                 DYRLUND C D

DN1998-061  USA  6338374  01/15/02  05/15/20    Tire-Passenger &  GTR    RUNFLAT TIRE WITH FABRIC        NGUYEN G V; CLOSE R P;
                                                Truck                    UNDERLAY AND TREAD INSERT       LANDERS S P

DN1998-185  USA  6341476  01/29/02  10/30/18    Engineering       GTR    APPARATUS FOR BUNDLING          GOLIGHTLY R W
                                                Components,              LAYERED MATERIAL
                                                Processe

DN1996-167  USA  6343637  02/05/02  11/30/18    Tire OTR, Farm,   GTR    PNEUMATIC TIRE WITH             SLIVKA J J
                                                Aircraft,                BREAKER ASSEMBLY INCLUDING
                                                Specialty                RUBBER/FABRIC WEAR STRIP

DN1996-200  USA  6351933  03/05/02  10/04/16    Tire Fabric &     GTR    PNEUMATIC TIRE                  REUTER R F
                                                Fiber
                                                Reinforcement

DN1997-112  USA  6352090  03/05/02  11/18/19    Tire OTR, Farm,   GTR    TIRE WITH REVERSED CARCASS      RAYMAN W E
                                                Aircraft,                PLY TURNUP CONFIGURATION
                                                Specialty

DN2000-131  USA  6352149  03/05/02  08/25/20    Engineered        GTR    CONVEYOR BELT WITH              GARTLAND J J
                                                Products                 MICROCOIL SPRINGWIRE SENSOR

DN2000-096  USA  6352320  03/05/02  06/19/20    Engineered        GTR    DIRECTIONAL ANNULAR             BONKO M L; THOMAS R A
                                                Products                 ELASTIC TRACK

DN1996-167  USA  6354350  03/12/02  11/30/18    Tire OTR, Farm,   GTR    PNEUMATIC TIRE WITH             SLIVKA J J
                                                Aircraft,                BREAKER ASSEMBLY INCLUDING
                                                Specialty                RUBBER/FABRIC WEAR STRIP

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  ---------------------------
DN1998-181  USA  6357499  03/19/02  08/27/19    Compound          GTR    POLYMERIC RESINOUS              KRALEVICH M L JR; BLOK
                                                Technology               MATERIAL DERIVED FROM           E J; SANDSTROM P H;
                                                                         LIMONENE, DICYCLOPENTADIENE,    WIDEMAN L G; RUSCAK J M
                                                                         INDENE AND TERTIARY-BUTYL
                                                                         STYRENE PROVISIONAL FILED
                                                                         02OC1998

DN1998-047  USA  6358346  03/19/02  03/13/18    Tire-Passenger &  GTR    METHOD OF BUILDING TIRE         BECK J J JR; TUBB G E;
                                                Truck                    WITH COMPOSITE PLY              ABBOTT J R; LANDERS S
                                                                         STRUCTURE                       P; PRAKASH A; VANNAN F
                                                                                                         F JR; BROYLES H D; BEER K

DN1999-250  USA  6364981  04/02/02  12/14/19    Engineering       GTR    FORMING AND APPLICATION         SMITH M W; KUBINSKI D
                                                Components,              OF TIRE PLY                     C; CHOATE B T
                                                Processe

DN2000-189  USA  6369712  04/09/02  12/21/20    Tire-Passenger &  GTR    RESPONSE ADJUSTABLE             LETKOMILLER J M; YONES
                                                Truck                    TEMPERATURE SENSOR FOR          D L; POLLACK R S
                                                                         TRANSPONDER

DN2000-034  USA  6371182  04/16/02  02/24/20    Tire-Passenger &  GTR    RUNFLAT TIRE WITH               PHILPOTT F; COLANTONIO
                                                Truck                    DUAL-MODULUS UNDERLAY           L L D; NGUYEN G V;
                                                                                                         ROESGEN A E F

DN1999-161  USA  6372863  04/16/02  07/18/20    Chemical R&D      GTR    SYNTHESIS OF                    KERNS M L; XU Z;
                                                                         STYRENE-BUTADIENE RUBBER        CHRISTIAN S M
                                                                         (THIS CASE WAS
                                                                         ORIGINALLY FILED AS A
                                                                         PROVISIONAL 12AU1999)

DN2000-216  USA  6374891  04/23/02  11/09/20    Tire OTR, Farm,   GTR    BIAS AIRCRAFT TIRES             ALLMOND D V; SOBHANIE M
                                                Aircraft,                                                E; KING K S
                                                Specialty

DN1997-122  USA  6379603  04/30/02  06/09/19    Engineering       GTR    LATTICE GATE FOR                WHITE J R; VOGLIANO R H
                                                Components,              INJECTION MOLDING OF
                                                Processe                 RUBBER COMPOUNDS

DN1999-072  USA  6386237  05/14/02  04/12/19    Engineered        GTR    ABRASIVE MATERIAL               CHEVALIER R M; COOK A
                                                Products                 TRANSPORT HOSE WITH WEAR        G; HUTCHINS T G
                                                                         DETECTING SENSORS

DN1998-026  USA  6386258  05/14/02  03/27/18    Tire-Passenger &  GTR    TIRE HAVING A GEODESIC          DYER D K; BRAYER R R;
                                                Truck                    PLY AND A METHOD OF             PRAKASH A
                                                                         FABRICATING

DN1998-135  USA  6386652  05/14/02  09/02/18    Tire OTR, Farm,   GTR    PNEUMATIC DRIVER FOR            BONKO M L
                                                Aircraft,                TRACKED VEHICLE
                                                Specialty

DN1998-096  USA  6390136  05/21/02  05/21/18    Engineered        GTR    METHOD OF PRODUCING A           HUTCHINS T G; CULHAM A J
                                                Products                 HOSE/CLAMP COMBINATION
                                                                         AND A HOSE/CLAMP
                                                                         ASSEMBLY PRODUCED THEREBY

DN1997-111  USA  6390165  05/21/02  05/20/17    Tire OTR, Farm,   GTR    TIRE WITH IMPROVED              RAYMAN W E
                                                Aircraft,                CARCASS PLY TURNUP
                                                Specialty                CONFIGURATION

DN2000-028  USA  6401783  06/11/02  04/12/20    Engineering       GTR    TWO DRUM TURRET FOR TIRE        LAMMLEIN R A JR; HART J
                                                Components,              BUILDING                        M
                                                Processe

DN2001-036  USA  6402077  06/11/02  02/14/21    Engineering       GTR    WINDER WITH VARIABLE            VARGO R D; VOGLIANO R H
                                                Components,              TENSION ZONES
                                                Processe

DN1998-010  USA  6408909  06/25/02  05/11/20    Tire-Passenger &  GTR    RADIAL RUNFLAT PASSENGER        NGUYEN G V
                                                Truck                    TIRE WITH IMPROVED TREAD
                                                                         CONTOUR WITH DECOUPLING
                                                                         GROOVES

DN2000-176  USA  6416013  07/09/02  09/15/20    Engineering       GTR    SELF-ALIGNING SPOOL AND         BENZING J A II
                                                Components,              METHOD FOR STORING STRIP
                                                Processe                 COMPONENTS

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  ---------------------------
DN1997-237  USA  6422733  07/23/02  04/20/20    Engineering       GTR    INTERNAL MIXER WITH WIDE        ADAMS J R; CAIN W J;
                                                Components,              THROAT AND WEAR PLATES          FELITSKY R M; WATTS W A
                                                Processe

DN1998-205  USA  6427728  08/06/02  12/14/19    Engineered        GTR    CONVEYOR BELTING WITH           MAGUIRE D J; YU J Z;
                                                Products                 REINFORCING FABRIC FORMED       ANDRESEN FP
                                                                         FROM THREE INTERLACED
                                                                         LAYERS

DN1998-182  USA  6427742  08/06/02  11/02/18    Tire-Passenger &  GTR    PNEUMATIC TIRE HAVING           OARE T R; HUGHES E D
                                                Truck                    SPECIFIED BEAD STRUCTURE

DN1998-072  USA  6439283  08/27/02  07/18/20    Tire-Passenger &  GTR    RUNFLAT TIRE WITH TREAD         PAONESSA A C; SELOOVER
                                                Truck                    STIFFENING MEMBER               M H; ROWEDER S C; ALLEN
                                                                                                         W D; BECK J J JR

DN2000-008  USA  6443201  09/03/02  06/13/20    Tire-Passenger &  GTR    PNEUMATIC TIRE WITH             COLANTONIO L L D;
                                                Truck                    EXTENDED LOAD CARRYING          PHILPOTT F; NGUYEN G V;
                                                                         CAPACITY                        ROESGEN A E F

DN2000-093  USA  6450223  09/17/02  05/23/20    Tire-Passenger &  GTR    PNEUMATIC TIRE HAVING           LANDERS S P; RATLIFF B
                                                Truck                    IMPROVED WET TRACTION           J JR; MILLER C D; CLARK
                                                                                                         J K

DN1999-284  USA  6453961  09/24/02  06/01/20    Tire-Passenger &  GTR    VARIABLE-STIFFNESS WEDGE        COLANTONIO L L D;
                                                Truck                    INSERT FOR RUNFLAT TIRE         ROESGEN A E F; CORVASCE
                                                                                                         F G

DN1997-190  USA  6460588  10/08/02  09/26/17    Tire Fabric &     GTR    PEN REINFORCEMENT FOR           WESTGATE W K; SYKORA J C
                                                Fiber                    RUBBER COMPOSITES
                                                Reinforcement

DN2000-036  USA  6465560  10/15/02  02/14/20    Tire Compounding  GTR    TIRE WITH TREAD OF              ZANZIG D J; PUHALA A S
                                                                         SPATIALLY DEFINED
                                                                         ELASTOMER COMPOSITION

DN2001-149  USA  6478387  11/12/02  07/13/21    Tire OTR, Farm,   GTR    HEAVY DUTY DUAL TIRE            RAYMAN W E
                                                Aircraft,                ASSEMBLY
                                                Specialty

DN1997-144  USA  6481479  11/19/02  01/06/20    Tire OTR, Farm,   GTR    HIGH ASPECT AGRICULTURAL        WEED D B; SHORTER A C;
                                                Aircraft,                OR OFF-ROAD TIRE                BISHEL S G
                                                Specialty

DN1996-103  USA  6481480  11/19/02  06/07/16    Tire-Passenger &  GTR    CONVERTIBLE TREAD FOR A         SCHUSTER D E; SERICH J J
                                                Truck                    RADIAL TRUCK OR TRAILER
                                                                         TIRE

DN2000-049  USA  6487900  12/03/02  04/28/20    Tire-Passenger &  GTR    METHOD OF TIRE BEAD             LEE C-C
                                                Truck                    FLANGE PROFILING

DN1999-291  USA  6489415  12/03/02  12/05/20    Compound          GTR    PROCESS FOR SYNTHESIZING        HSU W-L; HALASA A F
                                                Technology               TRANS-1,4-POLYBUTADIENE
                                                                         PROVISIONAL FILED 31DE1999

DN2000-163  USA  6491076  12/10/02  10/23/20    Tire-Passenger &  GTR    TRIANGULAR BEAD                 COLANTONIO L L D;
                                                Truck                    CONFIGURATION FOR               ROESGEN A E F; PHILPOTT
                                                                         PNEUMATIC TIRE WITH             F; NGUYEN G V
                                                                         EXTENDED LOAD CARRYING
                                                                         CAPACITY

DN1998-075  USA  6497834  12/24/02  04/21/18    Engineering       GTR    FLOW CHANNEL BLOCK AND          VARGO R D; BURG G R
                                                Components,              METHOD OF MAKING
                                                Processe

DN2001-186  USA  6498967  12/24/02  01/25/22    Tire-Passenger &  GTR    A TIRE INITIATED VEHICLE        HOPKINS W M; LANDERS S
                                                Truck                    CONTROL SYSTEM PROVISION        P; ROTH S F
                                                                         FILED 10SE2001

DN1998-212  USA  6499980  12/31/02  12/16/18    Engineering       GTR    AUTOMATED GREEN TIRE            FLEDDERJOHANN P F;
                                                Components,              CONVEYANCE SYSTEM               EIZENZIMMER G W; MCKEE
                                                Processe                                                 D J

DN1998-148  USA  6510617  01/28/03  08/26/18    Engineered        GTR    BELT ELONGATION                 GERDES B J; DEBUS J W
                                                Products                 MEASUREMENT DEVICE

DN1998-161  USA  6524416  02/25/03  10/20/18    Engineering       GTR    STRESS NEUTRALIZATION OF        KUBINSKI D C; SMITH M W
                                                Components,              AN APEX FILLER FOR A TIRE
                                                Processe                 BEAD SUBASSEMBLY

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  ---------------------------
DN1999-059  USA  6530405  03/11/03  03/02/19    Tire-Passenger &  GTR    ON/OFF-ROAD TREAD               BROWN S C; KOLOWSKI M
                                                Truck                                                    A; MAXWELL P B; RATLIFF
                                                                                                         B J JR

DN2002-017  USA  6530609  03/11/03  02/05/22    Engineered        GTR    HOSE AND CLAMP ASSEMBLY         CHATTERTON A M
                                                Products

DN1998-226  USA  6533891  03/18/03  02/03/19    Engineering       GTR    BUTT SPLICING OF                KUBINSKI D C
                                                Components,              ELASTOMERIC SHEETS
                                                Processe

DN1999-045  USA  6546984  04/15/03  03/12/19    Engineering       GTR    TIRE BEAD AND ITS METHOD        GOLIGHTLY R W
                                                Components,              OF MANUFACTURE
                                                Processe

DN1999-047  USA  6554934  04/29/03  03/10/19    Engineered        GTR    PREFORMED STRIP AND             STEVEN R B; MAGUIRE D
                                                Products                 METHOD FOR SPLICING             J; LEDERER S A; HEAD W
                                                                         CONVEYOR BELTS                  J; GEHRETT L J; BENZING
                                                                                                         J A II

DN2001-067  USA  6561241  05/13/03  04/23/21    Tire OTR, Farm,   GTR    TWO PIECE TIRE WITH             RAYMAN W E
                                                Aircraft,                IMPROVED TIRE TREAD BELT
                                                Specialty                AND CARCASS

DN2001-228  USA  6584836  07/01/03  12/10/21    Testing,          GTR    BIAS METHOD FOR                 SHTEINHAUZ G D;
                                                Evaluation,              IDENTIFYING AND REMOVING        JOHANNING G S
                                                Computer                 MACHINE CONTRIBUTION TO
                                                                         TEST DATA

DN1999-060  USA  6592704  07/15/03  03/03/19    Engineering       GTR    FORMING SPLICE JOINTS           BENZING J A II
                                                Components,              FOR ELASTOMERIC MATERIALS
                                                Processe

DN2002-044  USA  6619357  09/16/03  04/24/22    Tire-Passenger &  GTR    BELT PACKAGE FOR SUPER          GILLARD J-M; HELT J-N;
                                                Truck                    SINGLE TRUCK TIRES              BAWIN C J M R

DN1999-063  USA  6630045  10/07/03  03/25/19    Engineering       GTR    COMBINED BEAD LOADING           ROEDSETH J K
                                                Components,              AND APEX APPLICATION
                                                Processe                 SYSTEM

DN2001-177  USA  6648041  11/18/03  08/31/21    Tire OTR, Farm,   GTR    AIRCRAFT TIRE WITH              UEYOKO K
                                                Aircraft,                IMPROVED BEAD STRUCTURE
                                                Specialty

DN2000-218  USA  6655430  12/02/03  11/09/20    Tire OTR, Farm,   GTR    LOW PRESSURE TIRE WITH A        HOPKINS W M; LUKICH L
                                                Aircraft,                LOW ANGLE RESTRICTOR BELT       T; WAIBEL T J
                                                Specialty

DN1999-126  USA  6689247  02/10/04  07/21/19    Engineered        GTR    PREFORMED STRIP AND             STEVEN R B; BROWN H C
                                                Products                 METHOD FOR SPLICING
                                                                         CONVEYOR BELTS

DN1999-047  USA  6695133  02/24/04  03/10/19    Engineered        GTR    PREFORMED STRIP AND             STEVEN R B; MAGUIRE D
                                                Products                 METHOD FOR SPLICING             J; LEDERER S A; HEAD W
                                                                         CONVEYOR BELTS                  J; GEHRETT L J; BENZING
                                                                                                         J A II

DN2001-154  USA  6701968  03/09/04  08/02/21    Engineered        GTR    FLEXIBLE PVC HELICAL            BOLONHEZI M
                                                Products                 HOSE PROVISIONAL FILED
                                                                         02AU2001

DN2002-015  USA  6702977  03/09/04  01/28/22    Engineering       GTR    EXPANDABLE BEAD MOLDING         GIRARD J-C; KASPER B A
                                                Components,              RING FOR A TIRE MOLD
                                                Processe

DN2001-124  USA  6755105  06/29/04  06/01/21    Engineering       GTR    METHOD AND APPARATUS FOR        DOWNING D R
                                                Components,              CUTTING ELASTOMERIC
                                                Processe                 MATERIALS AND THE
                                                                         ARTICLE MADE BY THE
                                                                         METHOD

DN1999-061  USA  6761198  07/13/04  03/02/19    Tire Compounding  GTR    PNEUMATIC TIRE HAVING           ZANZIG D J; BEZILLA B M
                                                                         LUG AND GROOVE                  JR; SANDSTROM P H
                                                                         CONFIGURATION EXTENDING
                                                                         FROM TREAD OVER AT LEAST
                                                                         30 PERCENT OF SIDEWALL

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  ---------------------------
DN2001-175  USA  6769468  08/03/04  09/21/21    Engineering       GTR    TIRE BUILDING DRUM HAVING       CURRIE W D; REDING E;
                                                Components,              EXPANDABLE CENTER SECTION       ROEDSETH J K
                                                Processe                 AND INDEPENDENTLY
                                                                         EXPANDABLE BEAD LOCK
                                                                         ASSEMBLIES IN THE END
                                                                         SECTIONS

DN2003-037  USA  6772626  08/10/04  03/31/23    Engineering       GTR    APPARATUS AND METHOD FOR        ENGEL J; SANNA E;
                                                Components,              MEASURING TIRE BALANCE ON A     BLOCK J M
                                                Processe                 FORCE VARIATION MACHINE

DN2001-164  USA  6793752  09/21/04  09/21/21    Engineering       GTR    PRECISION LONGITUDINAL          LE MAIRE M; ROEDSETH J
                                                Components,              REGISTRATION OF TIRE            K;  CORNET F
                                                Processe                 BUILDING DRUM TO AUTOMATED
                                                                         TIRE BUILDING SYSTEM WORK
                                                                         STATION

DN2002-217  USA  6799618  10/05/04  12/18/22    Tire Fabric &     GTR    PNEUMATIC TIRE HAVING AN        REUTER R F; SCHMITZ F;
                                                Fiber                    OVERLAY REINFORCEMENT           IMHOFF S J A; DONCKELS Y
                                                Reinforcement

DN2001-183  USA  6799815  10/05/04  05/12/19    Engineered        GTR    COLD ENVIRONMENT ENDLESS        KRISHNAN R M; LUKICH L
                                                Products                 RUBBER TRACK AND VEHICLE        T;  RODGERS M B; BEERY
                                                                         CONTAINING SUCH TRACK           R  E; RABATIN G C
                                                                         PROVISIONAL FILED 12SE2001

DN2002-211  USA  6843744  01/18/05  12/19/22    Engineered        GTR    SPLICING JOINT AND METHOD       GREGG M J W; NGUYEN H X
                                                Products                 FOR SYNCHRONOUS DRIVE BELT

DN2001-180  USA  6855082  02/15/05  08/06/22    Engineered        GTR    POWER TRANSMISSION BELT         MONCRIEF D B; STORK D M
                                                Products                 PROVISIONAL FILED 06SE2001

DN2002-044  USA  6868882  03/22/05  04/24/22    Tire-Passenger    GTR    BELT PACKAGE FOR SUPER          GILLARD J-M; HELT J-N;
                                                & Truck                  SINGLE TRUCK TIRES              BAWIN C J M R

DN2003-054  USA  6896021  05/24/05  03/31/23    Tire-Passenger    GTR    TIRE BEAD GEOMETRY              KACHNER M D; GOBINATH T;
                                                & Truck                                                  WINTER D L; KING K S;
                                                                                                         KULTON M C; ROMAN J P;
                                                                                                         BIRT J A; BRAYER R R;
                                                                                                         LEE C-C; LOSEY R A

DN2003-097  USA  7028733  04/18/06  12/31/23    Tire-Passenger    GTR    PNEUMATIC TIRE HAVING           RATLIFF B J JR
                                                & Truck                  CIRCUMFERENTIALLY EXTENDING
                                                                         RIB WITH CHAMFERS

DN2003-096  USA  7143798  12/05/06  12/31/23    Tire-Passenger    GTR    PNEUMATIC TIRE HAVING TREAD     RATLIFF B J JR
                                                & Truck                  WITH AXIALLY ADJACENT BLOCK
                                                                         CHAMFER AND RIB CHAMFER

DN2003-182  USA  7143799  12/05/06  03/23/24    Tire-Passenger    GTR    THREE-DIMENSIONAL SIPES FOR     COLLETTE J J M V;
                                                & Truck                  TREADS                          MANNE P M; DOMANGE A;
                                                                                                         BRIEY-TERLINDEN P D

1990-202    USA  D334360  03/30/93  03/30/07    Tire Designs      GTR    EAGLE GS-N - TREAD FOR A        GRAAS M; DEWIT E
                                                                         PNEUMATIC TIRE

1990-246    USA  D334361  03/30/93  03/30/07    Tire Designs      GTR    G267 - TREAD FOR A PNEUMATIC    CROISSANT B
                                                                         TIRE

1989-372    USA  D334909  04/20/93  04/20/07    Tire Designs      GTR    EAGLE GSC - TREAD FOR A         BRAYER R R; CROYLE W
                                                                         PNEUMATIC TIRE                  L;  GRAAS M

1991-115    USA  D335842  05/25/93  05/25/07    Tire Designs      GTR    G-171 - TIRE TREAD              BAUS A E J; SCHUSTER D
                                                                                                         E

1991-042    USA  D336065  06/01/93  06/01/07    Tire Designs      GTR    G186 ALT - TIRE TREAD           PATEL A U

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  ---------------------------
1991-043    USA  D336453  06/15/93  06/15/07    Tire Designs      GTR    G386 - TIRE TREAD               PATEL A U

1989-252    USA  D338179  08/10/93  08/10/07    Tire Designs      GTR    WRANGLER AP - TIRE TREAD        MILLER F W; LAWRENCE J
                                                                                                         K; PAN E D-R

1990-141    USA  D338437  08/17/93  08/17/07    Tire Designs      GTR    G22 - TIRE TREAD                MAXWELL P B; HAMMOND P
                                                                                                         S; EGAN W E; COVERT D E

1991-342    USA  D340436  10/19/93  10/19/07    Tire Designs      GTR    G177 UNISTEEL - DESIGN FOR      BAUS A E J
                                                                         A TIRE TREAD

1991-302    USA  D340683  10/26/93  10/26/07    Tire Designs      GTR    STINNES POWER VAN S3000 -       HITZKY L J; SCHEUREN D
                                                                         TIRE TREAD

1991-041    USA  D340891  11/02/93  11/02/07    Tire Designs      GTR    ECOTRAC [FULDA] - TIRE          PATEL A U
                                                                         TREAD

1991-248    USA  D340892  11/02/93  11/02/07    Tire Designs      GTR    G314 - DESIGN FOR A TIRE        LOEFFLER R L
                                                                         TREAD

1989-372    USA  D342224  12/14/93  12/14/07    Tire Designs      GTR    EAGLE GSC - TREAD FOR A         BRAYER R R; CROYLE W L;
                                                                         PNEUMATIC TIRE                  GRAAS M

1991-323    USA  D342705  12/28/93  12/28/07    Tire Designs      GTR    GT80 - TIRE TREAD               GRAAS M

1992-257    USA  D344049  02/08/94  02/08/08    Tire Designs      GTR    WORKHORSE EXTRA GRIP -          BROWN S C; TRARES K C;
                                                                         TIRE TREAD                      MILLER F W; GILLIAM D
                                                                                                         W; SCARPITTI A J; HOANG
                                                                                                         A N; KOLOWSKI M A;
                                                                                                         MONTAG S D

1992-391    USA  D344052  02/08/94  02/08/08    Tire Designs      GTR    GOODYEAR WEATHERHANDLER -       ATTINELLO J S; FREYGANG
                                                                         TIRE TREAD                      D G; ANDERSON N D;
                                                                                                         LANDERS S P

1990-444    USA  D344054  02/08/94  02/08/08    Tire Designs      GTR    AQUATRED - TREAD FOR A          ATTINELLO J S; GLOVER W
                                                                         PNEUMATIC TIRE                  E; LANDERS S P; MAXWELL P B

1991-456    USA  D344056  02/08/94  02/08/08    Tire Designs      GTR    STEELMARK K - TIRE TREAD        GRAAS M; VAN TUYL J H

1992-090    USA  D344477  02/22/94  02/22/08    Tire Designs      GTR    G-26 - TIRE TREAD               LARDO C

1992-027    USA  D344478  02/22/94  02/22/08    Tire Designs      GTR    GT+4A - TIRE TREAD              CONSOLACION R E; BRAYER
                                                                                                         R R

1992-261    USA  D344918  03/08/94  03/08/08    Tire Designs      GTR    EAGLE AQUATRED - AQUATREAD      GRAAS M
                                                                         CONCEPT RD712

1991-520    USA  D345131  03/15/94  03/15/08    Tire Designs      GTR    CT266 [HI-MILER] - TIRE         BAUS A E J; ELS R T
                                                                         TREAD

1992-423    USA  D345722  04/05/94  04/05/08    Tire Designs      GTR    CARGO VECTOR - TIRE TREAD       HITZKY L J; LARDO C

1989-616    USA  D346142  04/19/94  04/19/08    Tire Designs      GTR    EAGLE GT+4; EAGLE RSA -         CONSOLACION R E; BRAYER
                                                                         DESIGN FOR A TIRE TREAD         R R

1992-028    USA  D346774  05/10/94  05/10/08    Tire Designs      GTR    GT+4(D) - TIRE TREAD            BRAYER R R; CONSOLACION
                                                                                                         R E

1992-121    USA  D346993  05/17/94  05/17/08    Tire Designs      GTR    Tl 3 IRRIGATION - DESIGN        BONKO M L; LOPP L C JR
                                                                         FOR A TIRE

1991-511    USA  D347811  06/14/94  06/14/08    Tire Designs      GTR    [CARGO] G24 - TIRE TREAD        LABBE C; LARDO C

1987-138    USA  D347814  06/14/94  06/14/08    Tire Designs      GTR    GT4D - DESIGN FOR A TIRE        BRAYER R R
                                                                         TREAD

1992-209    USA  D348241  06/28/94  06/28/08    Tire Designs      GTR    GT2 - TIRE TREAD                GRAAS M; HEINEN R;
                                                                                                         KLEPPER A A Z S

1990-316    USA  D349080  07/26/94  07/26/08    Tire Designs      GTR    G362 - TREAD FOR A              LOSER R P
                                                                         PNEUMATIC TIRE

1992-474    USA  D350092  08/30/94  08/30/08    Tire Designs      GTR    EAGLE GT II - TIRE TREAD        BRAYER R R; CONSOLACION
                                                                                                         R E; GRAAS M; ROBINSON B A

1992-161    USA  D350098  08/30/94  08/30/08    Tire Designs      GTR    REGATTA -TIRE TREAD             ATTINELLO J S; GLOVER W E


                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  ---------------------------
1992-403    USA  D350715  09/20/94  09/20/08    Tire Designs      GTR    G32 - TIRE TREAD                LABBE C; LARDO C

1992-155    USA  D350716  09/20/94  09/20/08    Tire Designs      GTR    EAGLE F-1 - TIRE TREAD          BELL P W; GAMMON N A;
                                                                                                         SCHMALIX C K; WEBER M J

1993-003    USA  D350719  09/20/94  09/20/08    Tire Designs      GTR    RADIAL SPORT - TIRE TREAD       GRAAS M; MAITRE B P

1991-458    USA  D351368  10/11/94  10/11/08    Tire Designs      GTR    FULDA KRISTALL 3000 - TIRE      GRAAS M; VAN TUYL J H
                                                                         TREAD

1992-317    USA  D352018  11/01/94  11/01/08    Tire Designs      GTR    CLASSIC 75 -TIRE TREAD          ROBERT M P C; VEREECKEN
                                                                                                         H J A

1992-220    USA  D352489  11/15/94  11/15/08    Tire Designs      GTR    EAGLE NCT-3 - TIRE TREAD        BRENY M A; GRAAS M;
                                                                                                         POWELL K J

1993-187    USA  D355151  02/07/95  02/07/09    Tire Designs      GTR    G314 RETREAD - TIRE TREAD       HAGMAIER R A

1992-444    USA  D355152  02/07/95  02/07/09    Tire Designs      GTR    WRANGLER RT/S - TIRE TREAD      BRIGHTWELL R A; GALANTE
                                                                         AND BUTTRESS                    R L; LEGGE K C; WAIBEL T J

1992-287    USA  D360858  08/01/95  08/01/09    Tire Designs      GTR    EAGLE LS- TIRE TREAD            BRAYER R R; ROBINSON B A;
                                                                                                         WEIMER A F

1993-165    USA  D360859  08/01/95  08/01/09    Tire Designs      GTR    SPECTRA - TIRE TREAD            ATTINELLO J S; GLOVER W E;
                                                                                                         REID K A

1993-436    USA  D360864  08/01/95  08/01/09    Tire Designs      GTR    UG300 ULTRA GRIP 300 - TIRE     MUNSTER J C M; VAN TUYL J H
                                                                         TREAD

1993-435    USA  D361966  09/05/95  09/05/09    Tire Designs      GTR    STEELMARK 400 - TIRE TREAD      GRAAS M; MUNSTER J C M;
                                                                                                         VAN TUYL J H

1993-438    USA  D362420  09/19/95  09/19/09    Tire Designs      GTR    ULTRA GRIP 400 UG400 - TIRE     HEINEN R; MUNSTER J C M
                                                                         TREAD

1994-037    USA  D364367  11/21/95  11/21/09    Tire Designs      GTR    GT2 - TIRE TREAD                KLEPPER A A Z S; MAITRE B P

1993-408    USA  D364368  11/21/95  11/21/09    Tire Designs      GTR    SAFARI OTR - TIRE TREAD         VAN DER MEER A; LARDO C

1992-296    USA  D365051  12/12/95  12/12/09    Tire Designs      GTR    EAGLE GA - TIRE TREAD           BRAYER R R; GRAAS M;
                                                                                                         ROBINSON B A; WEIMER A F

1993-251    USA  D365062  12/12/95  12/12/09    Tire Designs      GTR    EAGLE NCT - TIRE TREAD          POWELL K J

1993-401    USA  D365065  12/12/95  12/12/09    Tire Designs      GTR    WRANGLER AP - TIRE TREAD        GALANTE R L; WINDHAM T D;
                                                                         AND BUTTRESS                    WAIBEL T J.

1994-224    USA  D365794  01/02/96  01/02/10    Tire Designs      GTR    EAGLE F1 - TIRE TREAD           WEBER M J; SCHMALIX C K;
                                                                                                         BELL P W; GAMMON N A;
                                                                                                         MCELFRESH J J

1993-447    USA  D366858  02/06/96  02/06/10    Tire Designs      GTR    CONQUEST - TIRE TREAD           ATTINELLO J S; GRAAS M;
                                                                                                         SUNDKVIST K E

1993-080    USA  D367447  02/28/96  02/28/10    Tire Designs      GTR    G357 - TIRE TREAD               HAMMOND P S; LOEFFLER R L;
                                                                                                         YOUNG D L

1993-312    USA  D367450  02/27/96  02/27/10    Tire Designs      GTR    TRACKER - TIRE TREAD            KOLOWSKI M A; MILLER F W;
                                                                                                         SCHAD H H JR

1994-009    USA  D367454  02/27/96  02/27/10    Tire Designs      GTR    WRANGLER HP - TIRE TREAD        VAN DER MEER A; LARDO C

1993-148    USA  D367455  02/27/96  02/27/10    Tire Designs      GTR    G286 - TIRE TREAD               HERBERGER J R SR;
                                                                                                         SCHUSTER DE

1994-212    USA  D370197  05/28/96  05/28/10    Tire Designs      GTR    EAGLE DIPLOMAT FOR GOODYEAR     GRAAS M; VAN TUYL J H
                                                                         AND AS POWER 3000GT FOR CBI
                                                                         STINNES TIRE TREAD DESIGN

1992-440    USA  D370439  06/04/96  06/04/10    Tire Designs      GTR    DUNLOP SP360 - TIRE TREAD       FEIDER G G; GILLARD J-M;
                                                                                                         MULLER E P M; SCHEUREN D

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT    GRANT    EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE          CLIENT       OWNER              TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ----------------  -----  ------------------------------  ---------------------------
1994-084    USA  D370648  06/11/96  06/11/10    Tire Designs      GTR    TRACKER ST - TREAD FOR A TIRE   ROONEY T M

1993-447    USA  D373338  09/03/96  09/03/10    Tire Designs      GTR    CONQUEST - TIRE TREAD           ATTINELLO J S; GRAAS M;
                                                                                                         SUNDKVIST K E

1993-447    USA  D373556  09/10/96  09/10/10    Tire Designs      GTR    CONQUEST - TIRE TREAD           ATTINELLO J S; GRAAS M;
                                                                                                         SUNDKVIST K E

1994-358    USA  D379340  05/20/97  05/20/11    Tire Designs      GTR    EAGLE RH - TIRE TREAD           CONSOLACION R E; GRABO K E

1994-287    USA  D379444  05/27/97  05/27/11    Tire Designs      GTR    ULTRA GRIP 5 UG5 - TIRE         GRAAS M; MUNSTER J C M
                                                                         TREAD

1994-363    USA  D379447  05/27/97  05/27/11    Tire Designs      GTR    TRAMP 4X4 YUKON - TIRE TREAD    LABBE C; LARDO C

DN1996-064  USA  D379448  05/27/97  05/27/11    Fire Designs      GTR    KRISTALL GRAVITO - TIRE         GRAAS M; HEINEN R
                                                                         TREAD

1994-288    USA  D379449  05/27/97  05/27/11    Fire Designs      GTR    KRISTALL ROTEGO - TIRE          GRAAS M; MUNSTER J C M
                                                                         TREAD DESIGN

1995-002    USA  D379785  06/10/97  06/10/11    Fire Designs      GTR    WRANGLER RT/2 - TIRE TREAD      GALANTE R L; LEGGE K C;
                                                                         AND BUTTRESS                    WAIBEL T J

1995-322    USA  D379786  06/10/97  06/10/11    Tire Designs      GTR    WRANGLER APT - TIRE TREAD       BROWN S C; ROHWEDER E E;
                                                                                                         KOLOWSKI M A; MILLER F W

1995-036    USA  D379789  06/10/97  06/10/11    Tire Designs      GTR    G302 - TIRE TREAD               SCHUSTER D E; HERMANN R J;
                                                                                                         NELSON R B; LOEFFLER R L

DN1996-063  USA  D379791  06/10/97  06/10/11    Tire Designs      GTR    WINTERMARK 5 - TIRE TREAD       HEINEN R; KLEPPER A A Z S

DN1996-001  USA  D380427  07/01/97  07/01/11    Tire Designs      GTR    INTEGRITY - TIRE TREAD          HUBBELL D R JR

DN1996-049  USA  D380715  07/08/97  07/08/11    Tire Designs      GTR    G244 MSD - TIRE TREAD           HARRIS R T; ROLLINGS R B;
                                                                                                         SCHUSTER D E;
                                                                                                         SCHEUREN D; HARDEN R W JR

1995-125    USA  D380717  07/08/97  07/08/11    Tire Designs      GTR    WRANGLER AQUATRED SUCCESSOR     ROHWEDER E E; MILLER F W;
                                                                         -TIRE TREAD                     KOLWOSKI M A; BROWN S C

DN1996-048  USA  D381606  07/29/97  07/29/11    Tire Designs      GTR    OLYMPIC MARATHON - TIRE         GRAAS M; BRENY M A;
                                                                         TREAD                           VILLAMIZAR W U J;
                                                                                                         VEREECKEN HJA

1995-155    USA  D382520  08/19/97  08/19/11    Tire Designs      GTR    DIADEM DIRIGO - TIRE TREAD      HARPES P; HEINEN R;
                                                                                                         KLEPPER A A Z S

1994-359    USA  D382521  08/19/97  08/19/11    Tire Designs      GTR    EAGLE GPS - TIRE TREAD          CONSOLACION R E; GRABO K E

1995-186    USA  D383422  09/09/97  09/09/11    Tire Designs      GTR    CONQUEST GA - TIRE TREAD        KUNOS A A; BUENGER J R;
                                                                                                         SUNDKVIST K E;
                                                                                                         DOUDS D E

DN1996-085  USA  D383424  09/09/97  09/09/11    Tire Designs      GTR    EAGLE F-1 GS - TIRE TREAD       CROYLE W L

DN1996-051  USA  D383427  09/09/97  09/09/11    Tire Designs      GTR    ULTRA TORQUE - TRACTOR TIRE     BONKO M L

DN1996-005  USA  D383714  09/16/97  09/16/11    Tire Designs      GTR    CARAT ASSURO - TIRE TREAD       GRAAS M; EICHER M J;
                                                                                                         VAN TUYL J H

DN1996-120  USA  D383718  09/16/97  09/16/11    Tire Designs      GTR    CARAT EXTREMO - TIRE TREAD      GRAAS M; EICHER M J;
                                                                                                         VAN TUYL J H

DN1996-138  USA  D384308  09/30/97  09/30/11    Tire Designs      GTR    VECTOR 3 -TIRE TREAD            HEINEN R

1994-257    USA  D384309  09/30/97  09/30/11    Tire Designs      GTR    VECTOR 3 -TIRE TREAD            HEINEN R

DN1996-100  USA  D384312  09/30/97  09/30/11    Tire Designs      GTR    EAGLE TOURING ENCT3 - TIRE      POWELL K J; VILLAMIZAR
                                                                         TREAD                           W U J

DN1996-156  USA  D384314  09/30/97  09/30/11    Tire Designs      GTR    EAGLE VECTOR -TIRE TREAD        HEINEN R

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT     GRANT   EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE        CLIENT     OWNER                TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ------------  -----  ---------------------------------  ----------------------------
DN1996-128  USA  D384612  10/07/97   10/07/11   Tire Designs   GTR   G397 - TIRE TREAD                  YOUNG D L; SEVART J L

DN1996-098  USA  D384620  10/07/97   10/07/11   Tire Designs   GTR   ECO CONTROL - TIRE TREAD           GILLARD J-M; FEIDER G G;
                                                                                                        ALIE J-C

1995-306    USA  D384920  10/14/97   10/14/11   Tire Designs   GTR   G443 - TIRE TREAD DESIGN           DEBARSY O

DN1996-152  USA  D385234  10/21/97   10/21/11   Tire Designs   GTR   G169 - TIRE TREAD                  YOUNG A G

DN1996-016  USA  D386132  11/11/97   11/11/11   Tire Designs   GTR   POS-A-TRACTION [REMINGTON] - TIRE  VILLAMIZAR W U J; BRENY M A;
                                                                     TREAD                              VEREECKEN H J A; GRAAS M

DN1996-187  USA  D386135  11/11/97   11/11/11   Tire Designs   GTR   G-159A - TIRE TREAD                MAXWELL P B

DN1996-078  USA  D386470  11/18/97   11/18/11   Tire Designs   GTR   MAXIMA BT - TIRE TREAD             SCHEUREN D; ROBERT M P C

DN1996-095  USA  D386471  11/18/97   11/18/11   Tire Designs   GTR   INTREPID - TIRE TREAD              ATTINELLO J S

DN1996-001  USA  D386730  11/25/97   11/25/11   Tire Designs   GTR   INTEGRITY - TIRE TREAD             HUBBELL D R JR

1994-257    USA  D387714  12/16/97   12/16/11   Tire Designs   GTR   EAGLE VECTOR -TIRE TREAD           HEINEN R

DN1996-214  USA  D387717  12/16/97   12/16/11   Tire Designs   GTR   ESA SUPERGRIP 5 M AND S - TIRE     HEINEN R
                                                                     TREAD

DN1997-001  USA  D388030  12/23/97   12/23/11   Tire Designs   GTR   G149 - TIRE TREAD                  SCHUSTER D E

DN1996-188  USA  D388033  12/23/97   12/23/11   Tire Designs   GTR   OMNITRAC MSD G201 - TIRE TREAD     SCHEUREN D; CAZIN-
                                                                                                        BOURGUIGNON J-F; ROBERT M P
                                                                                                        C; DE BARSY O

DN1996-252  USA  D388034  12/23/97   12/23/11   Tire Designs   GTR   TIRE TREAD (RMT REGIONAL DRIVE     LE P T; COLLETTE J M X J
                                                                     MCT TREAD DESIGN RT379A)

1994-178    USA  D388035  12/23/97   12/23/11   Tire Designs   GTR   CLUB - TIRE TREAD                  HEINEN R; HARPES P; KLEPPER
                                                                                                        A A Z S; CROISSANT B

DN1996-115  USA  D388036  12/23/97   12/23/11   Tire Designs   GTR   CARGO G49 - TIRE TREAD             LABBE C; LARDO C

DN1996-007  USA  D388037  12/23/97   12/23/11   Tire Designs   GTR   WRANGLER AT/S - TIRE TREAD         ROHWEDER E E; MILLER F W;
                                                                                                        KOLOWSKI M A; BROWN S C;
                                                                                                        MAXWELL P B

DN1996-239  USA  D388040  12/23/97   12/23/11   Tire Designs   GTR   C113 -TIRE TREAD                   DE BARSY O

DN1996-155  USA  D388369  12/30/97   12/30/11   Tire Designs   GTR   CONQUEST AT - TIRE TREAD           HARDEN R W JR

DN1996-127  USA  D388370  12/30/97   12/30/11   Tire Designs   GTR.  G334 LHT - TIRE TREAD              YOUNG A G; SCHUSTER D E

DN1996-017  USA  D388373  12/30/97   12/30/11   Tire Designs   GTR   KWIK-FIT CENTAUR SUPREME 2000;     BRENY M A; VILLAMIZAR W U J
                                                                     OLYMPIC JAVELIN; CLASSIC 70;
                                                                     DUNLOP STEELTRAK II - TIRE TREAD

DN1996-212  USA  D388375  12/30/97   12/30/11   Tire Designs   GTR   LEE CONQUEST SPIRIT - TIRE TREAD   HARPES P; HEINEN R

DN1996-241  USA  D388380  12/30/97   12/30/11   Tire Designs   GTR   STEELMARK 5 - TIRE TREAD (RG027B)  HARPES P; HEINEN R

DN1997-012  USA  D388381  12/30/97   12/30/11   Tire Designs   GTR   SUPER DUCARO F1 - TIRE TREAD       HEINEN R; GRAAS M

DN1996-116  USA  D389441  01/20/98   01/20/12   Tire Designs   GTR   MUD RUNNER (TRACKER MR) -          ROONEY TM
                                                                     ORNAMENTAL DESIGN FOR A TREAD FOR
                                                                     A TIRE

DN1996-020  USA  D389788  01/27/98   01/27/12   Tire Designs   GTR   WRANGLER AT/S WRANGLER SRT - TIRE  GALANTE R L; WINDHAM T D;
                                                                     TREAD                              NOWACKI C A; LAWRENCE J K

DN1996-226  USA  D390818  02/17/98   02/17/12   Tire Designs   GTR   G301 LHD - TIRE TREAD              DE BARSY O; SCHEUREN D;
                                                                                                        CAZIN-BOURGUIGNON J-F

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT     GRANT   EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE        CLIENT     OWNER                TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ------------  -----  ---------------------------------  ----------------------------
DN1997-033  USA  D391203  02/24/98   02/24/12   Tire Designs   GTR   G647 RSA - G107 RHS - TIRE TREAD   GILLARD J-M; FEIDER G G;
                                                                                                        SPAETH S M

DN1996-228  USA  D391204  02/24/98   02/24/12   Tire Designs   GTR   EAGLE SA COMFORT - TIRE TREAD      HARPES P; GRAAS M

DN1996-222  USA  D391205  02/24/98   02/24/12   Tire Designs   GTR   WRANGLER AT/D - TIRE TREAD         SCHAD H H JR; ROHWEDER E E;
                                                                                                        BROWN S C; MILLER F W;
                                                                                                        KOLOWSKI M A

DN1997-003  USA  D391209  02/24/98   02/24/12   Tire Designs   GTR   GRAND PRIX - TIRE TREAD            VILLAMIZAR W U J; GRAAS M

DN1996-118  USA  D391533  03/03/98   03/03/12   Tire Designs   GTR   CONVEO TOUR - TIRE TREAD           LABBE C; LARDO C

DN1997-049  USA  D392226  03/17/98   03/17/12   Tire Designs   GTR   CONQUEST GL [911LH5C] - TIRE       HOWALD J A; BUENGER J R;
                                                                     TREAD                              SUNDKVIST K E

DN1997-050  USA  D392605  03/24/98   03/24/12   Tire Designs   GTR   ECODRIVE 2 - TIRE TREAD            LE P T; ROBERT M P C

DN1997-036  USA  D392922  03/31/98   03/31/12   Tire Designs   GTR   CONQUEST SPORT - TIRE TREAD        HEINEN R

DN1996-017  USA  D393434  04/14/98   04/14/12   Tire Designs   GTR   KWIK-FIT CENTAUR SUPREME 2000;     BRENY M A; VILLAMIZAR W U J
                                                                     OLYMPIC JAVELIN; CLASSIC 70;
                                                                     DUNLOP STEELTRAK II - TIRE TREAD

DN1997-044  USA  D393435  04/14/98   04/14/12   Tire Designs   GTR   CONQUEST WINTER - TIRE TREAD       GRAAS M

DN1997-071  USA  D394029  05/05/98   05/05/12   Tire Designs   GTR   G311 LHS- TIRE TREAD               GILLARD J-M; FEIDER G G

DN1996-020  USA  D394031  05/05/98   05/05/12   Tire Designs   GTR   WRANGLER AT/S WRANGLER SRT - TIRE  GALANTE R L; WINDHAM T D;
                                                                     TREAD (THIS CASE IS A CIP OF       NOWACKI C A; LAWRENCE J K
                                                                     DN1996-020)

DN1997-070  USA  D394034  05/05/98   05/05/12   Tire Designs   GTR   MARATHON LHS / G313 LR8 - TIRE     FEIDER G G; GILLARD J-M;
                                                                     TREAD                              SPAETH S M

DN1996-085  USA  D396676  08/04/98   08/04/12   Tire Designs   GTR   EAGLE F-1 GS EMT - EAGLE F-1       CROYLE W L
                                                                     STEEL -EAGLE F-1 STEEL EMT - TIRE
                                                                     TREAD

DN1996-118  USA  D397646  09/01/98   09/01/12   Tire Designs   GTR   CONVEO TOUR - TIRE TREAD           LABBE C; LARDO C

DN1997-073  USA  D397651  09/01/98   09/01/12   Tire Designs   GTR   G359 SHS - TIRE  TREAD             SCHUSTER D E

DN1997-079  USA  D397652  09/01/98   09/01/12   Tire Designs   GTR   OMNITRACT MST G203 - TIRE TREAD    LE P T; MARQUET M E J

DN1997-011  USA  D398890  09/29/98   09/29/12   Tire Designs   GTR   ESA TECAR CONFORT - TIRE TREAD     HARPES P; HEINEN R

DN1997-094  USA  D399460  10/13/98   10/13/12   Tire Designs   GTR   4EVER D660 - TIRE TREAD            ALBERT M

DN1997-151  USA  D400131  10/27/98   10/27/12   Tire Designs   GTR   FRIGO DIRECTIONAL - TIRE TREAD     GRAAS M

DN1997-147  USA  D400137  10/27/98   10/27/12   Tire Designs   GTR   PRESTO FURIO - TIRE TREAD          HEINEN R; BRIEY-TERLINDEN
                                                                                                        P D

DN1997-080  USA  D400140  10/27/98   10/27/12   Tire Designs   GTR   CBI H - TIRE TREAD                 GRAAS M

DN1996-235  USA  D400479  11/03/98   11/03/12   Tire Designs   GTR   TREAD FOR AN INDUSTRIAL TRACTION   BAUS A E J
                                                                     TIRE

DN1997-148  USA  D400832  11/10/98   11/10/12   Tire Designs   GTR   EAGLE HP - TIRE TREAD              DIXON M H; RECKLEY S E; LACO
                                                                                                        J H; GRABO K E; GLOVER W E

DN1997-041  USA  D400833  11/10/98   11/10/12   Tire Designs   GTR   WRANGLER SR - TIRE TREAD           LEGGE K C; LOPP L C JR;
                                                                                                        LAWRENCE J K; BERGSTROM K J;
                                                                                                        MILLER F W

DN1997-196  USA  D402239  12/08/98   12/08/12   Tire Designs   GTR   G109 RHD - TIRE TREAD              LE P T; BAWIN C J M R

DN1997-197  USA  D402241  12/08/98   12/08/12   Tire Designs   GTR   EAGLE GA PLUS - TIRE TREAD         VILLAMIZAR W U J

DN1997-141  USA  D402243  12/08/98   12/08/12   Tire Designs   GTR   ULTRA GRIP ICE NAVI - TIRE TREAD   HEINEN R

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT     GRANT   EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE        CLIENT     OWNER                TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ------------  -----  ---------------------------------  ----------------------------
DN1997-163  USA  D402245  12/08/98   12/08/12   Tire Designs   GTR   IT323 [SKID STEER] - TREAD FOR A   BONKO M L; ROONEY T M
                                                                     TIRE

DN1997-214  USA  D402932  12/22/98   12/22/12   Tire Designs   GTR   METRO MCS G601 - TIRE TREAD        GILLARD J-M; COLLETTE J M X
                                                                                                        J

DN1997-205  USA  D402933  12/22/98   12/22/12   Tire Designs   GTR   4EVER S D640 AND 4EVER T D670 -    GILLARD J-M
                                                                     TIRE TREAD

DN1997-212  USA  D402937  12/22/98   12/22/12   Tire Designs   GTR   G111 RHD - TIRE TREAD              ROBERT M P C

DN1997-227  USA  D402938  12/22/98   12/22/12   Tire Designs   GTR   LE MANS A5 - TIRE TREAD            VILLAMIZAR W U J

DN1997-206  USA  D403275  12/29/98   12/29/12   Tire Designs   GTR   4 EVER B D685 - TIRE TREAD         GILLARD J-M; FEIDER G G

DN1997-018  USA  D403633  01/05/99   01/05/13   Tire Designs   GTR   TRACKER -TIRE TREAD                LEGGE K C; BERGSTROM K J;
                                                                                                        NOWACKI C A

DN1997-208  USA  D403997  01/12/99   01/12/13   Tire Designs   GTR   G105 RHS - TIRE TREAD              ALBERT M

DN1997-204  USA  D405035  02/02/99   02/02/13   Tire Designs   GTR   PRESTO - TIRE TREAD                GRAAS M

DN1998-025  USA  D405736  02/16/99   02/16/13   Tire Designs   GTR   TIRE TREAD                         BRIGHTWELL R A; MILLER F W;
                                                                                                        KULLMAN J R; NOWACKI M C;
                                                                                                        VERGINIS D

DN1998-030  USA  D405737  02/16/99   02/16/13   Tire Designs   GTR   ECOTRANS - TIRE TREAD              DE BARSY O

DN1997-148  USA  D407678  04/06/99   04/06/13   Tire Designs   GTR   EAGLE HP ULTRA, HP ULTRA PLUS -    DIXON M H; RECKLEY S E; LACO
                                                                     TIRE TREAD                         J H; GRABO K E; GLOVER W E

DN1998-086  USA  D407679  04/06/99   04/06/13   Tire Designs   GTR   D121 - TIRE TREAD                  WEBER M J; LANDERS S P

DN1998-097  USA  D409123  05/04/99   05/04/13   Tire Designs   GTR   EAGLE VENTURA - TIRE TREAD         HEINEN R; POWELL K J; HARPES
                                                                                                        P; HENIN B M

1995-016    USA  D409535  05/11/99   05/11/13   Tire Designs   GTR   SEARS AQUAHANDLER - TIRE TREAD     ATTINELLO J S

DN1998-087  USA  D410218  05/25/99   05/25/13   Tire Designs   GTR   WRANGLER F1 - TIRE TREAD           HITZKY L J; LABBE C

DN1998-088  USA  D410420  06/01/99   06/01/13   Tire Designs   GTR   4EVER D-652 - TIRE TREAD           DE BARSY O

DN1998-085  USA  D412144  07/20/99   07/20/13   Tire Designs   GTR   INTEGRITY - TIRE TREAD             DEMAGALL C A; LOVELL T P;
                                                                                                        KUNOS A A

DN1998-133  USA  D412473  08/03/99   08/03/13   Tire Designs   GTR   G107 -TIRE TREAD                   LE P T; COLLETTE J M X J;
                                                                                                        SPAETH S M

DN1998-098  USA  D412870  08/17/99   08/17/13   Tire Designs   GTR   REGATTA 2 - TIRE TREAD             WEBER M J; COVERT D E;
                                                                                                        LANDERS S P

1995-016    USA  D412872  08/17/99   08/17/13   Tire Designs   GTR   SEARS AQUAHANDLER -TIRE TREAD      ATTINELLO J S
                                                                     DESIGN

DN1998-118  USA  D413087  08/24/99   08/24/13   Tire Designs   GTR   ALL TERRAIN VEHICLE TREAD DESIGN   ROONEY T M

DN1998-132  USA  D413286  08/31/99   08/31/13   Tire Designs   GTR   NAVIGATOR GOLD - TIRE TREAD        UMSTOT D E; DIXON M H; DOM
                                                                                                        D W; PARSONS T L; LACO J H;
                                                                                                        RIFFLE R R

DN1998-138  USA  D413287  08/31/99   08/31/13   Tire Designs   GTR   WRANGLER MT/R - TIRE TREAD         BROWN S C; KOLOWSKI M A;
                                                                                                        RATLIFF B J JR

DN1998-122  USA  D413557  09/07/99   09/07/13   Tire Designs   GTR   TRACKMAN CG - TRACTION TIRE        BONKO M L

DN1998-117  USA  D413844  09/14/99   09/14/13   Tire Designs   GTR   EAGLE NCT 5 - TIRE TREAD           GRAAS M

DN1998-136  USA  D414449  09/28/99   09/28/13   Tire Designs   GTR   G372 LHD - TIRE TREAD              SCHUSTER D E

DN1998-199  USA  D415451  10/19/99   10/19/13   Tire Designs   GTR   ALLEGRA - TIRE TREAD               WEBER M J; MILLER C D;
                                                                                                        LANDERS S P; STROBLE J C

DN1998-196  USA  D415721  10/26/99   10/26/13   Tire Designs   GTR   G670RV - TIRE TREAD                ZURITA L E

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT     GRANT   EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE        CLIENT     OWNER                TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ------------  -----  ---------------------------------  ----------------------------
1994-360    USA  D415982  11/02/99   11/02/13   Tire Designs   GTR   EAGLE T/R - TIRE TREAD             CONSOLACION R E; GRABO K E;
                                                                                                        REID K A

DN1998-197  USA  D416216  11/09/99   11/09/13   Tire Designs   GTR   G670RV - TIRE TREAD                ZURITA L E

DN1999-009  USA  D417421  12/07/99   12/07/13   Tire Designs   GTR   VARIODRIVE - TIRE TREAD            CAZIN-BOURGUIGNON J-F; DE
                                                                                                        CONINCK P J G; ROBERT M P C

DN1999-032  USA  D418459  01/04/00   01/04/14   Tire Designs   GTR   WRANGLER D-SPORT - TIRE TREAD      GRAAS M; HITZKY L J; SIMEON
                                                                                                        A; LABBE C

DN1999-037  USA  D418785  01/11/00   01/11/14   Tire Designs   GTR   EAGLE RSA - TIRE TREAD             LOVELL T P; KUNOS A A; WEBER
                                                                                                        M J; MARAZZI E J

DN1999-007  USA  D420952  02/22/00   02/22/14   Tire Designs   GTR   SPT'S AUSTRALIAN ALL ROUNDER -     VILLAMIZAR W U J; HEINEN R
                                                                     TIRE TREAD

DN1999-006  USA  D420953  02/22/00   02/22/14   Tire Designs   GTR   G647RSS - TIRE TREAD               POLING D C

DN1999-142  USA  D423421  04/25/00   04/25/14   Tire Designs   GTR   TIRE TREAD                         YOUNG A G

DN1999-014  USA  D423422  04/25/00   04/25/14   Tire Designs   GTR   EAGLE F1 SUPERCAR - TIRE TREAD     SELOOVER M H; MARAZZI E J;
                                                                                                        DEMAGALL C A; WEBER M J

DN1999-141  USA  D425830  05/30/00   05/30/14   Tire Designs   GTR   TIRE TREAD                         YOUNG A G

DN1999-147  USA  D425831  05/30/00   05/30/14   Tire Designs   GTR   FULDA DIADEM LINERO - TIRE TREAD   HEINEN R

DN1999-090  USA  D426501  06/13/00   06/13/14   Tire Designs   GTR   GT3 - TIRE TREAD                   HEINEN R; POWELL K J; HARPES
                                                                                                        P; HENIN B M

DN1999-143  USA  D427552  07/04/00   07/04/14   Tire Designs   GTR   TIRE TREAD                         YOUNG A G

DN1999-082  USA  D427952  07/11/00   07/11/14   Tire Designs   GTR   REMINGTON/CENTENNIAL - TIRE TREAD  LOEFFLER R L; WOLSKI T T;
                                                                                                        MIYAZAKI T

DN1999-130  USA  D428368  07/18/00   07/18/14   Tire Designs   GTR   WINGFOOT APR - TIRE TREAD          HARRIS R T; BLACKISTON P K
                                                                                                        III; WILLIAMS J M JR; LACO
                                                                                                        J H

DN1999-222  USA  D428586  07/25/00   07/25/14   Tire Designs   GTR   ALL TERRAIN VEHICLE TREAD          ROONEY T M

DN1999-145  USA  D429189  08/08/00   08/08/14   Tire Designs   GTR   SAVA EFFECTA - TIRE TREAD         BOZNAR S; HEINEN R; CAMBRON
                                                                                                        A F G J M; BRIEY-TERLINDEN
                                                                                                        P D

DN1999-152  USA  D429479  08/15/00   08/15/14   Tire Designs   GTR   WRANGLER AT/S - TIRE TREAD         FIERRO A J; ROHWEDER E E;
                                                                                                        SYKORA J C; MILLER F W

DN1999-236  USA  D429666  08/22/00   08/22/14   Tire Designs   GTR   TIRE TREAD                         ROONEY T M

DN1999-259  USA  D429667  08/22/00   08/22/14   Tire Designs   GTR   O.E. INTEGRITY - TIRE TREAD        FIERRO A J; HINDI R M;
                                                                                                        GARBER GB

DN1999-182  USA  D430080  08/29/00   08/29/14   Tire Designs   GTR   CARGO ULTRA GRIP G124 - TIRE       GRAAS M; HITZKY L J
                                                                     TREAD

DN1999-257  USA  D431800  10/10/00   10/10/14   Tire Designs   GTR   ULTRA GRIP 6 - TIRE TREAD          HEINEN R; HILBERT G N

DN1998-100  USA  D432960  10/31/00   10/31/14   Tire Designs   GTR   ECOCONTROL - TIRE TREAD            FEIDER G G; GILLARD J-M

DN1999-224  USA  D433355  11/07/00   11/07/14   Tire Designs   GTR   INTEGRITY - TIRE TREAD             MARKOFF M S; NOWACKI M C;
                                                                                                        RACKE J M; MARAZZI E J

DN1999-082  USA  D433356  11/07/00   11/07/14   Tire Designs   GTR   REMINGTON/CENTENNIAL - TIRE TREAD  LOEFFLER R L; WOLSKI T T;
                                                                                                        MIYAZAKI T

DN1999-037  USA  D439870  04/03/01   04/03/15   Tire Designs   GTR   EAGLE RSA - TIRE TREAD             LOVELL T P; KUNOS A A; WEBER
                                                                                                        M J; MARAZZI E J

DN1999-265  USA  D441327  05/01/01   05/01/15   Tire Designs   GTR   FULDA CARAT ATTIRO - TIRE TREAD    GRAAS M

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT     GRANT   EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE        CLIENT     OWNER                TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ------------  -----  ---------------------------------  ----------------------------
DN2000-007  USA  D444426  07/03/01   07/03/15   Tire Designs   GTR   TIRE TREAD                         MARAZZI E J; ECKELS M R;
                                                                                                        LAWRENCE J K; LEGGE K C;
                                                                                                        SEVART J L

DN2000-069  USA  D445070  07/17/01   07/17/15   Tire Designs   GTR   G302 FED SR - TIRE TREAD           SCHUSTER D E

DN2000-112  USA  D445071  07/17/01   07/17/15   Tire Designs   GTR   WRANGLER HP - TIRE TREAD           BRIGHTWELL R A; MARAZZI E J;
                                                                                                        WRIGHT T A; LEGGE K C;
                                                                                                        TAKATA H; MAXWELL P B

DN2000-089  USA  D445729  07/31/01   07/31/15   Tire Designs   GTR   TIRE TREAD (DUNLOP DSR096)         BROWN R; JOHNSON R D

DN2000-006  USA  D448707  10/02/01   10/02/15   Tire Designs   GTR   MARATHON LHT - TIRE TREAD          MAZIARKA M B; ALIE J-C

DN2000-072  USA  D448709  10/02/01   10/02/15   Tire Designs   GTR   G113 RHD - TIRE TREAD              LE P T

DN2000-004  USA  D449022  10/09/01   10/09/15   Tire Designs   GTR   ULTRA GRIP WTS - TIRE TREAD        CAZIN-BOURGUIGNON J-F;
                                                                                                        RODICQ C; KRIER R W

DN2000-082  USA  D449258  10/16/01   10/16/15   Tire Designs   GTR   AS-3A - TIRE TREAD                 RAYMAN W E

DN2000-061  USA  D450032  11/06/01   11/06/15   Tire Designs   GTR   SAVA INTENSA - TIRE TREAD          HEINEN R

DN2000-068  USA  D450274  11/13/01   11/13/15   Tire Designs   GTR   AQUATRED 3+ - TIRE SIDEWALL        RATLIFF B J JR; SCHOTT R W;
                                                                                                        MILLER C D

DN2001-020  USA  D451455  12/04/01   12/04/15   Tire Designs   GTR   DEBICA 4EVERS S D620 - TIRE TREAD  HELT J-N

DN2000-225  USA  D451853  12/11/01   12/11/15   Tire Designs   GTR   FULDA KRISTALL SUPREMO - TIRE      HEINEN R; HILBERT G N
                                                                     TREAD

DN2000-119  USA  D451856  12/11/01   12/11/15   Tire Designs   GTR   ESKIMO S3 - TIRE TREAD             GRAAS M

DN2000-118  USA  D451857  12/11/01   12/11/15   Tire Designs   GTR   DUCARO Gdi (Asia) - TIRE TREAD     HEINEN R

DN2000-171  USA  D451860  12/11/01   12/11/15   Tire Designs   GTR   TIRE TREAD                         SCHUSTER D E; YOUNG A G;
                                                                                                        LOEFFLER R L

DN2001-011  USA  D451867  12/11/01   12/11/15   Tire Designs   GTR   EAGLE GT-HP - TIRE TREAD           CLARK J K; SCHMALIX C K;
                                                                                                        MAST L S; BRAYER R R; AULL
                                                                                                        J L

DN2001-013  USA  D451868  12/11/01   12/11/15   Tire Designs   GTR   ESA+TECAR SUPER GRIP 6 - TIRE      GRAAS M; LARDO C
                                                                     TREAD

DN2000-238  USA  D452199  12/18/01   12/18/15   Tire Designs   GTR   FULDA REGIOFORCE - TIRE TREAD      ROBERT M P C; DE CONINCK P J
                                                                                                        G

DN2001-019  USA  D453009  01/22/02   01/22/16   Tire Designs   GTR   FULDA ECOCONTROL - TIRE TREAD      HELT J-N

DN2001-076  USA  D453729  02/19/02   02/19/16   Tire Designs   GTR   TIRE TREAD                         DEMAGALL C A; SELOOVER M H;
                                                                                                        WEBER M J

DN2001-096  USA  D453730  02/19/02   02/19/16   Tire Designs   GTR   EAGLE RS-A - TIRE TREAD            WEBER M J

DN2000-120  USA  D454330  03/12/02   03/12/16   Tire Designs   GTR   TIRE TREAD                         GALANTE R L; SPAETH S M

DN2001-023  USA  D454832  03/26/02   03/26/16   Tire Designs   GTR   KWIK-FIT CENTAUR SUPREME 2000 /    HEINEN R
                                                                     OLYMPIC JAVELIN - TIRE TREAD

DN2000-194  USA  D455116  04/02/02   04/02/16   Tire Designs   GTR   EAGLE ULTRA GRIP GW-3 - TIRE       GRAAS M; LARDO C
                                                                     TREAD

DN2001-079  USA  D455120  04/02/02   04/02/16   Tire Designs   GTR   STEELMARK AHT 1 - TIRE TREAD       DIXON M H; HERMANN R J;
                                                                                                        BLACKISTON P K III

DN2001-080  USA  D455709  04/16/02   04/16/16   Tire Designs   GTR   KSR1 - TIRE TREAD                  DIXON M H; HERMANN R J;
                                                                                                        BLACKISTON P K III

DN2000-146  USA  D455997  04/23/02   04/23/16   Tire Designs   GTR   FORTERA HL - TIRE TREAD            FIERRO A J; SCARPITTI A J;
                                                                                                        WAGNER D C; SUNDKVIST K E;
                                                                                                        SEVARTJL

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT     GRANT   EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE        CLIENT     OWNER                TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ------------  -----  ---------------------------------  ----------------------------
DN2001-024  USA  D455998  04/23/02   04/23/16   Tire Designs   GTR   KELLY WINTERMARK 6 - TIRE          HEINEN R; HILBERT G N
                                                                     TREAD

DN2001-085  USA  D456345  04/30/02   04/30/16   Tire Designs   GTR   SAVA AVANT A3 - TIRE TREAD         BAWIN C J M R; BEAUGUITTE H
                                                                                                        M H; GILLARD J-M

DN2001-072  USA  D456765  05/07/02   05/07/16   Tire Designs   GTR   EAGLE F1 GS2 - TIRE TREAD          WEBER M J; SCHMALIX C K;
                                                                                                        NELSON R B; BRAYER R R

DN2001-078  USA  D456769  05/07/02   05/07/16   Tire Designs   GTR   KELLY KTSA - TIRE TREAD            DIXON M H; HERMANN R J;
                                                                                                        BLACKISTON P K III

DN2001-090  USA  D457126  05/14/02   05/14/16   Tire Designs   GTR   G633 RSD - TIRE TREAD              ALLISON W B; BLACKISTON P K
                                                                                                        III

DN2001-016  USA  D457128  05/14/02   05/14/16   Tire Designs   GTR   FULDA REGIOFORCE - TIRE            ROBERT M P C; LE P T
                                                                     TREAD

DN2000-068  USA  D457130  05/14/02   05/14/16   Tire Designs   GTR   AQUATRED 3+ - TIRE                 RATLIFF B J JR; SCHOTT R W;
                                                                     SIDEWALL PATTERN                   MILLER C D

DN2001-021  USA  D457855  05/28/02   05/28/16   Tire Designs   GTR   FULDA REGIOCONTROL - TIRE          BAWIN C J M R; BEAUGUITTE H
                                                                     TREAD                              M H; GILLARD J-M

DN2000-130  USA  D459290  06/25/02   06/25/16   Tire Designs   GTR   EAGLE F1 GSD 3M - TIRE             WEBER M J; HUBBELL J K;
                                                                     TREAD                              SKURICH M S; PLAUNY J L

DN2001-083  USA  D459296  06/25/02   06/25/16   Tire Designs   GTR   MULTI MILE EPIC PLUS AND           UMSTOT D E; ALLISON W B;
                                                                     CLASSIC CE - TIRE TREAD            ADAMS W T JR; NOPPER T M

DN2001-097  USA  D462655  09/10/02   09/10/16   Tire Designs   GTR   G622 RSD - TIRE TREAD              ZURITA L E

DN2001-083  USA  D465763  11/19/02   11/19/16   Tire Designs   GTR   MULTI MILE EPIC PLUS AND           UMSTOT D E; ALLISON W B;
                                                                     CLASSIC CE - TIRE TREAD            ADAMS W T JR; NOPPER T M

DN2001-082  USA  D469396  01/28/03   04/03/15   Tire Designs   GTR   EAGLE RS-A PLUS - TIRE             HUTSON D D; MURPHY D T;
                                                                     TREAD                              NOWACKI M C; KUNOS A A

DN2002-027  USA  D470100  02/11/03   02/11/17   Tire Designs   GTR   TIRE TREAD                         JOHENNING C P; WEBER M J;
                                                                                                        TAUBE J J

DN2002-054  USA  D470453  02/18/03   02/18/17   Tire Designs   GTR   DUNLOP ELITE III - TIRE            JACKSON M
                                                                     TREAD

DN2002-022  USA  D470454  02/18/03   02/18/17   Tire Designs   GTR   MARATHON LHD - TIRE TREAD          HELT J-N

DN2002-080  USA  D471146  03/04/03   03/04/17   Tire Designs   GTR   DUNLOP ELITE III - TIRE            JACKSON M
                                                                     TREAD

DN2002-098  USA  D471148  03/04/03   03/04/17   Tire Designs   GTR   VOYAGER HP2 - TIRE TREAD           HEINEN R

DN2001-145  USA  D471152  03/04/03   03/04/17   Tire Designs   GTR   TIRE TREAD                         GRAAS M; EICHER M J

DN2002-047  USA  D471509  03/11/03   03/11/17   Tire Designs   GTR   IGLU - TIRE TREAD                  GRAAS M

DN2002-046  USA  D471511  03/11/03   03/11/17   Tire Designs   GTR   ESKIMO S3 - TIRE TREAD             GRAAS M

DN2002-062  USA  D472200  03/25/03   03/25/17   Tire Designs   GTR   GOODYEAR TRACTION                  BONKO M L; KAPITANCHUK G R
                                                                     IMPLEMENT - TIRE TREAD

DN2002-039  USA  D473513  04/22/03   04/22/17   Tire Designs   GTR   MARATHON CARGO - TIRE TREAD        WELBES P

DN2002-050  USA  D473514  04/22/03   04/22/17   Tire Designs   GTR   WRANGLER HP All Weather -          HITZKY L J; LABBE C; LARDO C
                                                                     TIRE TREAD

DN2002-003  USA  D474147  05/06/03   05/06/17   Tire Designs   GTR   G392 SSD - TIRE TREAD              ZURITA L E

DN2002-163  USA  D477810  07/29/03   07/29/17   Tire Designs   GTR   KELLY CHARGER - TIRE               BUDICH T M; SMATANA S C
                                                                     SIDEWALL

DN2002-055  USA  D478862  08/26/03   08/26/17   Tire Designs   GTR   G365 - TIRE TREAD                  GILLARD J-M; FEIDER G G;
                                                                                                        ALIE J-C; ZURITA L E; WELKER
                                                                                                        W L

DN2002-097  USA  D478865  08/26/03   08/26/17   Tire Designs   GTR   KELLY CHARGER - TIRE TREAD         DIXON M H; UMSTOT D E; LACO
                                                                                                        J H

DN2002-040  USA  D479190  09/02/03   09/02/17   Tire Designs   GTR   FORTERA - TIRE SIDEWALL            MAXWELL P B

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT     GRANT   EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE        CLIENT     OWNER                TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ------------  -----  ---------------------------------  ----------------------------
DN2002-096  USA  D482323  11/18/03   11/18/17   Tire Designs   GTR   EAGLE LS2 - TIRE TREAD             CORBIN E N; PEEPLES T L JR;
                                                                                                        CANANKAMP M A; LUNDELL R S

DN2003-024  USA  D482651  11/25/03   12/11/15   Tire Designs   GTR   TIRE TREAD                         AULL J L; SCHMALIX C K;
                                                                                                        BRAYER R R

DN2002-182  USA  D483004  12/02/03   12/02/17   Tire Designs   GTR   DUNLOP SP SPORT 01 - TIRE TREAD    SCHOMBURG J; LOEWENHAUPT B

DN2003-007  USA  D483007  12/02/03   12/02/17   Tire Designs   GTR   ASSURANCE WITH COMFORTRED          BRAYER R R; SCHMALIX C K;
                                                                     TECHNOLOGY - TIRE TREAD            RUSSELL N E; REID K A

DN2002-040  USA  D483010  12/02/03   12/02/17   Tire Designs   GTR   FORTERA - TIRE SIDEWALL            MAXWELL P B

DN2003-040  USA  D491518  06/15/04   06/15/18   Sumitomo       GTR   TIRE TREAD - SP9000 REPLACEMENT    MIYABE S; FEHL H W; WINDISCH
                                                Rubber               -SPORTMAXX 01                      C; IWAMURA W; MATSUMOTO T;
                                                Industries                                              MINAMI N

DN2003-087  USA  D491883  06/22/04   06/22/18   Tire Designs   GTR   TIRE TREAD                         LANDERS S P; SCHMALIX C K;
                                                                                                        POLING D C; RATLIFF B J JR;
                                                                                                        LOSEY R A

DN2003-106  USA  D492247  06/29/04   06/29/18   Tire Designs   GTR   ASSURANCE WITH COMFORT TREAD -     SCHMALIX C K; BRAYER R R;
                                                                     TIRE TREAD                         RUSSELL N E; REID K A

DN2004-056  USA  D500474  01/04/05   01/04/19   Tire Designs   GTR   TIRE SIDEWALL                      MAXWELL P B; FONTAINE S W

DN2003-087  USA  D501180  01/25/05   01/25/19   Tire Designs   GTR   ASSURANCE - INTERMEDIATE TREAD     LANDERS S P; SCHMALIX C K;
                                                                     FOR A TIRE                         POLING D C; RATLIFF B J JR;
                                                                                                        LOSEY R A

DN2004-009  USA  D503146  03/22/05   03/22/19   Tire Designs   GTR   WRANGLER WITH SILENT ARMOR - TIRE  MAXWELL P B; FONTAINE S W
                                                                     SIDEWALL

DN2004-055  USA  D503374  03/29/05   03/29/19   Tire Designs   GTR   FORTERA - TIRE TREAD               MAXWELL P B; FONTAINE S W;
                                                                                                        UMSTOT D E; NOPPER T M

DN2003-087  USA  D504105  04/19/05   04/19/19   Tire Designs   GTR   ASSURANCE - CENTRAL                LANDERS S P; SCHMALIX C K;
                                                                     CIRCUMFERENTIAL TREAD FOR A TIRE   POLING D C; RATLIFF B J JR;
                                                                                                        LOSEY R A

DN2004-029  USA  D506435  06/21/05   07/06/18   Tire Designs   GTR   ASSURANCE - TIRE SIDEWALL          MAXWELL P B; REID K A;
                                                                                                        SCHOTT R W; CICCHIANI M G

DN2004-170  USA  D512012  11/29/05   11/29/19   Tire Designs   GTR   EXCELLENCE - TIRE TREAD            DELU J M G; ROBINET E C R A;
                                                                                                        HEINEN R; LABBE C; CLOSE R
                                                                                                        P; FRAIPONT X S B

DN2004-171  USA  D512013  11/29/05   11/29/19   Tire Designs   GTR   EXCELLENCE - TIRE TREAD            DELU J M G; ROBINET E C R A;
                                                                                                        HEINEN R; LABBE C; CLOSE R
                                                                                                        P; FRAIPONT X S B

DN2004-118  USA  D515021  02/14/06   02/14/20   Tire Designs   GTR   EXCELLENCE - TIRE TREAD            DELU J M G; ROBINET E C R A;
                                                                                                        MAITRE B P

DN2004-119  USA  D517000  03/14/06   03/14/20   Tire Designs   GTR   TIRE TREAD                         ALLEN P B; MILLER C D;
                                                                                                        MAXWELL P B; BURNWORTH K L;
                                                                                                        DIGMAN B D

                              MATERIAL U.S. PATENTS

  DOCKET         PATENT     GRANT   EXPIRATION
  NUMBER    CTY  NUMBER     DATE       DATE        CLIENT     OWNER                TITLE                         INVENTORS
----------  ---  -------  --------  ----------  ------------  -----  ---------------------------------  ----------------------------
DN2004-095  USA  D519916  05/02/06   05/02/20   Tire Designs   GTR   ASSURANCE - SHOULDER TREAD         POLING D C; SCHMALIX C K;
                                                                     FOR A TIRE                         MARAZZI E J; BRAYER R R;
                                                                                                        LOSEY R A; ALLEN W D;
                                                                                                        LANDERS S P; RATLIFF B J JR

DN2005-002  USA  D526956  08/22/06   08/22/20   Tire Designs   GTR   WRANGLER F1 - TIRE TREAD           WELBES P; VAN DER MEER A;
                                                                                                        LABBE C

DN2005-005  USA  D528068  09/12/06   09/12/20   Tire Designs   GTR   KELLY SAFARI TREX - TIRE TREAD     UMSTOT D E; NOPPER T M; LACO
                                                                                                        J. H; THUM T F; CANDILIOTIS
                                                                                                        J C; BOORE R E; KING P J

DN2005-021  USA  D530267  10/17/06   09/12/20   Tire Designs   GTR   KELLY SAFARI TREX - TIRE TREAD     UMSTOT D E; NOPPER T M; LACO
                                                                                                        J H; THUM T F; CANDILIOTIS
                                                                                                        J C; BOORE R E; KING P J

DN2005-004  USA  D531572  11/07/06   11/07/20   Tire Designs   GTR   FORTERA WITH SILENT ARMOR          SCHMALIX C K; GRIFFIN D A;
                                                                     TECHNOLOGY - TIRE TREAD            GRABO K E; SUNDKVIST K E;
                                                                                                        PAN E D-R

                                   TRADEMARKS

                     TRADEMARK                        REGISTRATION NUMBER  REGISTRATION DATE             GOODS OR SERVICES
----------------------------------------------------  -------------------  ------------------  -------------------------------------
MATERIAL U.S. TRADEMARKS

ASSURANCE                                                 2890408          September 28, 2004  Tires

EAGLE                                                      679617             June 2, 1959     Tires

FORTERA                                                   2586420            June 25, 2002     Tires

GEMINI                                                    2574113             May 28, 2002     Retail Tire Store Services and
                                                                                               Automotive Repair Services

GOODYEAR                                                   873220            July 15, 1969     Automotive Repair Services

GOODYEAR (stylized)                                        504296          November 30, 1948   Pneumatic Tires

GOODYEAR & Winged Foot Design                              883095          December 23, 1969   Automotive Repair Services

GOODYEAR & Winged Foot Design                              909784            March 9, 1971     Distributorship Services and Retail
                                                                                               Store Services in the Field of
                                                                                               Automobile Supplies

GOODYEAR & Winged Foot Design                              507923            March 22, 1949    Tires and Inner Tubes Therefor; Hose
                                                                                               and Belting Composed Wholly or
                                                                                               Principally of Rubber; and Rubber
                                                                                               Packing for Machinery

GOODYEAR & Winged Foot Design                              1167180         September 1, 1981   Rubber Treads for Retreading Tires

GOODYEAR & Winged Foot Design                             1202797            July 27, 1982     Clothing, namely, Jackets, Caps and
                                                                                               Hats, T-Shirts, Sweatshirts, Knit
                                                                                               Shirts, Athletic Suits and Shorts,
                                                                                               Uniforms and Sweaters

GOODYEAR & Winged Foot Design                             1294932          September 11, 1984  Credit Card Services

GOODYEAR & Winged Foot Design                              56752            October 16, 1906   Rubber Tires

GOODYEAR & Winged Foot Design & Blimp Design              1202796            July 27, 1982     Clothing, namely Caps, T-Shirts,
                                                                                               Sweatshirts and Jackets

GOODYEAR & Winged Foot Design in Rectangular Design,      2149230            April 7, 1998     Retail Tire Store Services and
w/claim to colors Blue & Gold                                                                  Automotive Repair Services

GOODYEAR & Winged Foot Design in Rectangular Design,      2149231            April 7, 1998     Tires
w/claim to colors Blue & Gold

GOODYEAR & Winged Foot Design Tire Center                  933686             May 9, 1972      Retail Stores Services in the Field
                                                                                               of Automobile Supplies

JUST TIRES & Design                                       1991629            August 6, 1996    Automotive Repair Services and Retail
                                                                                               Tire Store Services

KELLY                                                     1120958            June 26, 1979     Tires

KELLY-SPRINGFIELD                                          920205          September 14, 1971  Tires

UNISTEEL                                                   649325            July 30, 1957     Tires

WRANGLER                                                   811711            July 26, 1966     Tires

MATERIAL U.S. COPYRIGHTS

None.

MATERIAL CANADIAN TRADEMARKS

OWNED BY THE GOODYEAR TIRE & RUBBER COMPANY

ASSURANCE                                                TMA-617222          August 20, 2004   Tires

EAGLE                                                    TMA-165505          October 3, 1969   Tires for vehicles of all types

FORTERA                                                  TMA-572377         December 16, 2002  Tires

                                   TRADEMARKS

                     TRADEMARK                 REGISTRATION NUMBER  REGISTRATION DATE                GOODS OR SERVICES
---------------------------------------------  -------------------  ------------------  --------------------------------------------
KELLY                                             TMA-333062         October 16, 1987   Tires

KELLY-SPRINGFIELD                                 TMA-184607          July 28, 1972     Tires, Inner Tubes and Tread Rubber

UNISTEEL                                          TMA-111430        September 5, 1958   Tires

WRANGLER                                          TMA-152964        September 8, 1967   Tires

OWNED BY GOODYEAR CANADA INC.

GOODYEAR                                         TMDA-023543          May 11, 1918      Pneumatic and solid tires, pneumatic tubes,
                                                                                        tire accessories, hose, belting, packing,
                                                                                        tubing, molded goods, cements, leather
                                                                                        substitutes, rubber or composition heels or
                                                                                        soles

GOODYEAR                                         TMA-196320         December 21, 1973   Automotive repair service

GOODYEAR & Design                                TMDA-027267        September 30, 1920  Rubber and balata goods, manufactured goods containing other materials used to effect
                                                                                        the adhesion or moisture proofing of
                                                                                        fabrics, such as pneumatic and solid tires,
                                                                                        pneumatic tubes, tire accessories, hose,
                                                                                        belting, packing, tubing, moulded goods,
                                                                                        cement or leather substitutes

GOODYEAR & Winged Foot Design                     TMA-331529        September 4, 1987   Operation of a business dealing in retail
                                                                                        services relating to the sale of tires and
                                                                                        automotive accessories and the servicing and
                                                                                        repair of motor vehicles

GOODYEAR & Design                                 TMA-395503         March 13, 1992     Clothing; namely, jackets, sweat pants,
                                                                                        shirts, suspenders and wrist bands

GOODYEAR [and Winged Foot Design] #1 in Tires     TMA-507526        February 2, 1999    Tires

GOODYEAR TIRE CENTRE & Design                     TMA-204339         January 3, 1975    Distributorship services and retail store
                                                                                        services in the field of automobile
                                                                                        supplies, home appliances, sporting goods,
                                                                                        furniture, power and hand tools, cooking
                                                                                        utensil, dishware and glassware, clothing,
                                                                                        cosmetics, toys and electrical appliances

                                                                   Schedule 4.01
                                                         to Amended and Restated
                                                    Second Lien Credit Agreement

                   Post-Restatement Date Delivery Requirements

      1.    With respect to the following Subsidiaries, the Borrower

            (a) will use commercially reasonable efforts to (i) execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, amendments, restatements, reaffirmations or notifications of existing Foreign Pledge Agreements (each, an "Ancillary Foreign Pledge Document"), in each case in a form satisfactory to foreign counsel and (ii) perfect pledges of 65% of the Equity Interests to secure the Obligations as soon as practicably possible; and

            (b) in any event shall (i) execute and deliver such new Foreign Pledge Agreements or such Ancillary Foreign Pledge Documents within 45 days following the Restatement Date, and (ii) perfect such Equity Interests within 120 days following the Restatement Date; provided, however, that in the event that the Borrower fails to satisfy such obligations within such time limits and such failure is attributable to events, conditions or circumstances that are outside of the Borrower's reasonable control, then such periods shall be extended (without further action by any party) for an amount of time that is reasonable under the circumstances, subject to paragraph 5 below:

                  Corporacion Industrial Mercurio, S.A. de C.V. (Mexico)

                  Compania Goodyear del Peru S.A.

                  Goodyear Orient Company (Private) Limited (Singapore)

                  Goodyear Engineered Products Canada Inc.

      2.    With respect to the following Subsidiary, the Borrower

            (a) will use commercially reasonable efforts to execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, and perfect pledges of 65% of the Equity Interests to secure the Obligations as soon as practicably possible; and

            (b) in any event shall execute and deliver such new Foreign Pledge Agreements or such Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, within 60 days following the Restatement Date, and perfect such Equity Interests within 120 days following the Restatement Date; provided, however, that in the event that the Borrower fails to satisfy such obligations within such time limits and such failure is attributable to events, conditions or circumstances that are outside of the Borrower's reasonable control, then such periods shall be extended (without further action by any party) for an amount of time as is reasonable under the circumstances, subject to paragraph 5 below:

                  Goodyear de Chile S.A.I.C.

      3.    With respect to the following Subsidiaries, the Borrower

            (a) will use commercially reasonable efforts to execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, and perfect pledges of 65% of the Equity Interests to secure the Obligations as soon as practicably possible; and

            (b) and in any event shall execute and deliver such Foreign Pledge Agreements or such Ancillary Foreign Pledge Documents within 45 days following the Restatement Date, and the Borrower will provide a report on the status of the perfection of the pledge under each such Foreign Pledge Agreement or such Ancillary Foreign Pledge Document not later than 75 days following the Restatement Date; provided, however, that in the event that the Borrower fails to satisfy such obligations within such time limits and such failure is attributable to events, conditions or circumstances that are outside of the Borrower's reasonable control, then such periods shall be extended (without further action by any party) for an amount of time as is reasonable under the circumstances, subject to paragraph 5 below:

                  Goodyear Malaysia Berhad

                  Goodyear (Thailand) Public Company Limited

                  Goodyear do Brasil Produtos de Borracha Ltda.

      4. With respect to the following Subsidiaries, the Borrower will use commercially reasonable efforts to procure a favorable written opinion by local counsel on the continuing validity of the existing Foreign Pledge Agreements, and in any event shall procure such written opinion within 120 days following the Restatement Date; provided, however, that in the event that the Borrower fails to satisfy such obligations within such time limits and such failure is attributable to events, conditions or circumstances that are outside of the Borrower's reasonable control, then such periods shall be extended (without further action by any party) for an amount of time that is reasonable under the circumstances, subject to paragraph 5 below:

                  Goodyear de Colombia S.A.

                  C.A. Goodyear de Venezuela

      5. The foreign subsidiaries referred to in paragraphs 1, 2, 3 and 4 above are collectively called the "Foreign Subsidiaries", and the Foreign Subsidiaries other than Goodyear Malaysia Berhad, Goodyear (Thailand) Public Company Limited and Goodyear do Brasil Produtos de Borracha Ltda. are collectively called the "Designated Foreign Subsidiaries". Notwithstanding the provisos in paragraphs 1, 2, 3 and 4 above, the Borrower will (a) within 60 days following the Restatement Date execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, covering 65% of the Equity Interests of Foreign Subsidiaries representing at least

            75% of the total EBITDA of all the Foreign Subsidiaries for the then most recent 12 month period for which financial statements of the Foreign Subsidiaries shall be available, (b) within 120 days following the Restatement Date execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, and perfect pledges of 65% of the Equity Interests of Designated Foreign Subsidiaries representing at least 75% of the total EBITDA of all the Designated Foreign Subsidiaries for the then most recent 12 month period for which financial statements of the Foreign Subsidiaries shall be available, and (c) within 180 days following the Restatement Date execute and deliver new Foreign Pledge Agreements or, if satisfactory to foreign counsel, Ancillary Foreign Pledge Documents, in each case in a form satisfactory to foreign counsel, and perfect pledges of 65% of the Equity Interests of Foreign Subsidiaries representing at least 75% of the total EBITDA of all the Foreign Subsidiaries for the then most recent 12 month period for which financial statements of the Foreign Subsidiaries shall be available. For purposes of this paragraph 5,
            (y) the "EBITDA" of each Foreign Subsidiary for the period of calculation shall equal (i) the segment operating income of such Foreign Subsidiary for such period, as determined for purposes of presenting in the audited financial statements of the Borrower and its Consolidated Subsidiaries the business segment operating income of the business segment of which such Foreign Subsidiary is a part, plus (ii) without duplication, all amounts attributable to depreciation and amortization of such Foreign Subsidiary for such period to the extent such depreciation and amortization was deducted in the determination of segment operating income of such Foreign Subsidiary, and (z) the EBITDA of each Foreign Subsidiary in respect of which the Borrower shall have procured the legal opinion required pursuant to paragraph 4 above shall be included in determining the Borrower's compliance with each of clauses (a), (b) and (c) of this paragraph 5 as if the Borrower had executed and delivered a new Foreign Pledge Agreement satisfactory to foreign counsel with respect to such Foreign Subsidiary and perfected pledges of 65% of the Equity Interests of such Foreign Subsidiary.

      5. The obligations of the Borrower under the preceding paragraphs are subject to the reasonable cooperation of the Collateral Agent and its US counsel.

Any reference herein to "65% of the Equity Interests" of a Person shall mean the lesser of 65% of the Equity Interests of such Person or all Equity Interests of such Person held by the Borrower.

                                                                   Schedule 6.06
                                                         to Amended and Restated
                                                    Second Lien Credit Agreement

                                 Existing Liens

1. Liens evidenced by the UCC financing statements set forth in Annex A hereto.

2. Liens evidenced by the PPSA financing statements set forth in Annex B hereto.

3. Liens encumbering the property of certain Subsidiaries of the Borrower set forth in Annex C hereto.

4. Liens set forth in Annex D hereto.

5. Liens encumbering the following bank accounts of the Borrower or a Subsidiary, as the case may be:

      (a) SalomonSmithBarney Account Number 6193212013164 of The Goodyear Tire & Rubber Company, pledged as security to the Remediation Trust Fund as Secured Party in connection with satisfying certain state or federal financial assurance requirements.

      (b) SalomonSmithBarney Account Number 6193214514164 of The Goodyear Tire & Rubber Company, pledged as security to the Ohio Environmental Protection Agency as Secured Party in connection with satisfying certain state financial assurance requirements.

6. Any Liens on any property or asset of the Borrower or any Subsidiary existing on the date hereof that are not in the aggregate material to the business of the Borrower and the Subsidiaries.

                                                                         Annex A
                                                                to Schedule 6.06

                         BELT CONCEPTS OF AMERICA, INC.
                           CSC Search through 3/30/07
                                    Delaware

Filing Date           File Number        Type of Filing        Secured Party                Description of Collateral
-----------           -----------        --------------        -------------                -------------------------
6/10/2002             21681281           UCC1                  Tennant Financial Services   Equipment under lease
4/03/2003             30877798           UCC1                  JPMorgan Chase Bank          Accounts, Inventory, Equipment, etc.
3/15/2004             40717753           UCC1                  Wilmington Trust Company     All assets of Debtor
8/18/2004             42336784           UCC1                  JPMorgan Chase Bank          Accounts, Inventory, Equipment, etc.
4/12/2005             51117416           UCC1                  JPMorgan Chase Bank          Accounts, Inventory, Equipment, etc.
4/13/2005             51135202           UCC1                  Deutsche Bank Trust          Accounts, Inventory, Equipment, etc.
                                                               Company Americas
4/14/2005             51150805           UCC1                  Wilmington Trust Company     All assets of Debtor

                                 COSMOFLEX, INC.
                           CSC Search through 3/30/07
                                    Delaware

Filing Date           File Number        Type of Filing        Secured Party                Description of Collateral
-----------           -----------        --------------        -------------                -------------------------
4/03/2003             30877871           UCC1                  JPMorgan Chase Bank          Accounts, Inventory, Equipment, etc.
3/15/2004             40717779           UCC1                  Wilmington Trust Company     All assets of Debtor
8/18/2004             42336867           UCC1                  JPMorgan Chase Bank          Accounts, Inventory, Equipment, etc.
4/12/2005             51117531           UCC1                  JPMorgan Chase Bank          Accounts, Inventory, Equipment, etc.
4/13/2005             51135285           UCC1                  Deutsche Bank Trust          Accounts, Inventory, Equipment, etc.
                                                               Company Americas
4/14/2005             51150847           UCC1                  Wilmington Trust Company     All assets of Debtor

                              DAPPER TIRE CO., INC.
                           CSC Search through 3/30/07
                                   California

Filing Date           File Number         Type of Filing      Secured Party               Description of Collateral
-----------           -----------         --------------      -------------               -------------------------
3/04/2003             20030640359         UCC1                GELCO Corporation DBA GE    Equipment under lease
                                                              Capital Fleet Services
4/03/2003             200309760535        UCC1                JPMorgan Chase Bank         Accounts, Inventory, Equipment, etc.
5/19/2003             200313960875        UCC1                GELCO Corporation DBA GE    Equipment under lease
                                                              Capital Fleet Services
7/25/2003             200321060098        UCC1                GELCO Corporation DBA GE    Equipment under lease
                                                              Capital Fleet Services
3/15/2004             407860422           UCC1                Wilmington Trust Company    All assets of Debtor
8/18/2004             41002094313         UCC1                JPMorgan Chase Bank         Accounts, Inventory, Equipment, etc.
4/12/2005             057022709850        UCC1                JPMorgan Chase Bank         Accounts, Inventory, Equipment, etc.
4/13/2005             057022881720        UCC1                Deutsche Bank Trust         Accounts, Inventory, Equipment, etc.
                                                              Company Americas
4/14/2005             057023025165        UCC1                Wilmington Trust Company    All assets of Debtor
4/05/2006             067065125557        UCC1                CitiCorp Leasing, Inc.      One Caterpillar Model #C3000LP

                       DIVESTED COMPANIES HOLDING COMPANY
                           CSC Search through 3/30/07
                                    Delaware

Filing Date           File Number        Type of Filing       Secured Party              Description of Collateral
-----------           -----------        --------------       -------------              -------------------------
4/03/2003             30877988           UCC1                 JPMorgan Chase Bank        Account, Inventory, Equipment, etc.
3/15/2004             40717795           UCC1                 Wilmington Trust Company   All assets of Debtor
8/18/2004             42336693           UCC1                 JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
4/12/2005             51117705           UCC1                 JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
4/13/2005             51135343           UCC1                 Deutsche Bank Trust        Accounts, Inventory, Equipment, etc.
                                                              Company Americas
4/14/2005             51150896           UCC1                 Wilmington Trust Company   All assets of Debtor

                    DIVESTED LITCHFIELD PARK PROPERTIES, INC.
                           CSC Search through 3/30/07
                                     Arizona

Filing Date           File Number         Type of Filing      Secured Party               Description of Collateral
-----------           -----------         --------------      -------------               -------------------------
4/04/2003             200312557243        UCC1                JPMorgan Chase Bank         Account, Inventory, Equipment, etc.
3/15/2004             200413049402        UCC1                Wilmington Trust Company    All assets of Debtor
8/19/2004             200413301103        UCC1                JPMorgan Chase Bank         Accounts, Inventory, Equipment, etc.

                   GOODYEAR ENGINEERED PRODUCTS THAILAND INC.
                           CSC Search through 3/30/07
                                    Delaware

Filing Date           File Number         Type of Filing      Secured Party               Description of Collateral
-----------           -----------         --------------      -------------               -------------------------
8/29/2006             63011269            UCC1                JPMorgan Chase Bank         Account, Inventory, Equipment, etc.
8/29/2006             63011327            UCC1                Deutsche Bank Trust         Account, Inventory, Equipment, etc.
                                                              Company Americas

                              GOODYEAR FARMS, INC.
                           CSC Search through 3/30/07
                                     Arizona

Filing Date           File Number         Type of Filing      Secured Party               Description of Collateral
-----------           -----------         --------------      -------------               -------------------------
4/03/2003             200312557254        UCC1                JPMorgan Chase Bank         Account, Inventory, Equipment, etc.
3/15/2004             200413051848        UCC1                Wilmington Trust Company    All assets of Debtor
8/19/2004             200413301090        UCC1                JPMorgan Chase Bank         Accounts, Inventory, Equipment, etc.

                    GOODYEAR DUNLOP TIRES NORTH AMERICA, LTD.
                           CSC Search through 3/30/07
                                      Ohio

Filing Date           File Number         Type of Filing      Secured Party               Description of Collateral
-----------           -----------         --------------      -------------               -------------------------
2/06/2003             OH00059778622       UCC1                New York Job                Equipment under lease
                                                              Development Authority

                       GOODYEAR INTERNATIONAL CORPORATION
                           CSC Search through 3/30/07
                                    Delaware

Filing Date           File Number        Type of Filing       Secured Party              Description of Collateral
-----------           -----------        --------------       -------------              -------------------------
4/03/2003             30878051           UCC1                 JPMorgan Chase Bank        Account, Inventory, Equipment, etc.
3/15/2004             40717803           UCC1                 Wilmington Trust Company   All assets of Debtor
8/18/2004             42336602           UCC1                 JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
4/12/2005             51117796           UCC1                 JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
4/13/2005             51135426           UCC1                 Deutsche Bank Trust        Accounts, Inventory, Equipment, etc.
                                                              Company Americas
4/14/2005             51150920           UCC1                 Wilmington Trust Company   All assets of Debtor

                     THE KELLY-SPRINGFIELD TIRE CORPORATION
                           CSC Search through 3/30/07
                                    Delaware

Filing Date           File Number        Type of Filing       Secured Party              Description of Collateral
-----------           -----------        --------------       -------------              -------------------------
4/03/2003             30878143           UCC1                 JPMorgan Chase Bank        Account, Inventory, Equipment, etc.
3/15/2004             40717837           UCC1                 Wilmington Trust Company   All assets of Debtor
8/18/2004             42336529           UCC1                 JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
4/12/2005             51117952           UCC1                 JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
4/13/2005             51135475           UCC1                 Deutsche Bank Trust        Accounts, Inventory, Equipment, etc.
                                                              Company Americas
4/14/2005             51150995           UCC1                 Wilmington Trust Company   All assets of Debtor
1/06/2006             60066654           AMEND                Wilmington Trust Company   All assets of Debtor
1/06/2006             60066696           AMEND                JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
1/06/2006             60066688           AMEND                JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
1/06/2006             60066670           AMEND                Deutsche Bank Trust        Accounts, Inventory, Equipment, etc.
                                                              Company Americas
1/06/2006             60066662           AMEND                Wilmington Trust Company   All assets of Debtor
1/18/2006             60196642           AMEND                JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.

                             UTICA CONVERTERS, INC.
                           CSC Search through 3/30/07
                                    Delaware

Filing Date           File Number        Type of Filing       Secured Party              Description of Collateral
-----------           -----------        --------------       -------------              -------------------------
12/23/2003            33388231           UCC1                 Alter Moneta Corporation   Equipment under lease
3/01/2004             40582181           UCC1                 Alter Moneta Corporation   Equipment under lease

                                                      Ohio

3/28/2007             20070870580        AMEND                Zions Credit Corporation   Equipment under lease
3/28/2007             20070870582        AMEND                Zions Credit Corporation   Equipment under lease

                      WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC
                           CSC Search through 3/30/07
                                      Ohio

Filing Date          File Number            Type of Filing       Secured Party                     Description of Collateral
-----------          -----------            --------------       -------------                     -------------------------
2/27/2002            OH00045734149          UCC1                 Lease Corporation of              Equipment under lease
                                                                 America
12/05/2002           OH00057430432          UCC1                 TCF Leasing, Inc.                 Equipment under lease
4/10/2003            OH00062208973          UCC1                 Kyocera Mita America, Inc.        Equipment under lease

6/20/2003            OH00065323091          UCC1                 Lease Corporation of              Equipment under lease
                                                                 America
7/22/2003            20032040242            AMEND                Lease Corporation of              Equipment under lease
                                                                 America
12/10/2003           OH00071698012          UCC1                 JPMorgan Chase Bank               Accounts, Inventory,
                                                                                                   Equipment, etc.
3/15/2004            OH00074875899          UCC1                 Wilmington Trust Company          All assets of Debtor
8/19/2004            OH00080690926          UCC1                 JPMorgan Chase Bank               Accounts, Inventory,
                                                                                                   Equipment, etc.
4/13/2005            OH00088297829          UCC1                 JPMorgan Chase Bank               Accounts, Inventory,
                                                                                                   Equipment, etc.
4/14/2005            OH00088359477          UCC1                 Deutsche Bank Trust               Accounts, Inventory,
                                                                 Company Americas                  Equipment, etc.
4/15/2005            OH00088389399          UCC1                 Wilmington Trust Company          All assets of Debtor
7/31/2006            OH00104949186          UCC1                 NMHG Financial Services, Inc.     All equipment etc. of the
                                                                                                   Debtor
3/09/2007            OH0012694034           UCC1                 Main Street Bank                  Equipment and property

                          WINGFOOT VENTURES EIGHT, INC.
                           CSC Search through 3/30/07
                                    Delaware

Filing Date           File Number        Type of Filing         Secured Party              Description of Collateral
-----------           -----------        --------------         -------------              -------------------------
4/03/2003             30878077           UCC1                   JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
3/15/2004             40717902           UCC1                   Wilmington Trust Company   All assets of Debtor
8/18/2004             42336404           UCC1                   JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
4/12/2005             51118067           UCC1                   JPMorgan Chase Bank        Accounts, Inventory, Equipment, etc.
4/13/2005             51135509           UCC1                   Deutsche Bank Trust        Accounts, Inventory, Equipment, etc.
                                                                Company Americas
4/14/2005             51151027           UCC1                   Wilmington Trust Company   All assets of Debtor

                       THE GOODYEAR TIRE & RUBBER COMPANY
                           CSC Search through 3/30/07

                                      Ohio


FILING DATE     FILE NUMBER   TYPE OF FILING             SECURED PARTY                          DESCRIPTION OF COLLATERAL
-----------     -----------   --------------             -------------                          -------------------------
 3/12/1991       AE0055607     UCC1                  Meridian Leasing Corporation               Equipment under lease
 12/3/1991        1045786      ASGN            The CIT Group/Equipment Financing, Inc.          Equipment under lease
 11/2/1995      11029504002    CONT            The CIT Group/Equipment Financing, Inc.          Equipment under lease
 2/28/1996       2299600124    CONT            The CIT Group/Equipment Financing, Inc.          Equipment under lease
12/23/1993        AK67354      UCC1                    Hewlett-Packard Company                  Equipment under lease
               (12239321001)
  9/8/1998      19982600134    CONT                    Hewlett-Packard Company                  Equipment under lease
  6/3/1994        AL04804      UCC1                       National City Bank                    No description of collateral
 5/25/1999      19991760003    CONT                       National City Bank                    No description of collateral
11/17/1998       AP0105531     UCC1                     Hinsbrook Bank & Trust                  Equipment under lease
11/17/1998       AP0105538     UCC1                     Hinsbrook Bank & Trust                  Equipment under lease
11/17/1998       AP0105533     UCC1                     Hinsbrook Bank & Trust                  Equipment under lease
11/17/1998       AP0105535     UCC1                     Hinsbrook Bank & Trust                  Equipment under lease
11/18/1998       AP0105035     UCC1                AT&T Systems Leasing Corporation             Equipment under lease
  1/4/1999      19990060007    ASGN                  First Bank of Highland Park                Equipment under lease
11/18/1998       AP0105872     UCC1                AT&T Systems Leasing Corporation             Equipment under lease
11/23/1998       AP0101351     UCC1                   TechTeam Capital Group Inc                Equipment under lease
 12/2/1998       AP0103063     UCC1                AT&T Systems Leasing Corporation             Equipment under lease
12/11/1998       AP0105094     UCC1                   Sequel Capital Corporation                Equipment under lease
12/11/1998       AP0105095     UCC1                   Sequel Capital Corporation                Equipment under lease
12/12/1998       AP0104871     UCC1                   TechTeam Capital Group Inc                Equipment under lease
 10/5/1999      19992460125    ASGN                  Sentry Financial Corporation               Equipment under lease
12/14/1998       AP0106957     UCC1                  Meridian Leasing Corporation               Equipment under lease
  2/9/1999      19990490335    ASGN             Park National Bank & Trust of Chicago           Equipment under lease
12/17/1998       AP0108198     UCC1                  Ameritech Credit Corporation               Equipment under lease
12/22/1998        AP011067     UCC1                Information Leasing Corporation              Equipment under lease
 1/12/1999       AP0114932     UCC1                   TechTeam Capital Group Inc                Equipment under lease
 1/29/1999       AP0119114     UCC1                  Meridian Leasing Corporation               Equipment under lease
  2/8/1999       AP0121823     UCC1                   TechTeam Capital Group Inc                Equipment under lease
 10/5/1999      19992460127    ASGN                  Sentry Financial Corporation               Equipment under lease
 2/11/1999       AP0120662     UCC1             Barrington Bank & Trust Company, N.A.           Equipment under lease
 2/22/1999       AP0125837     UCC1                   TechTeam Capital Group Inc                Equipment under lease
 2/24/1999       AP0126266     UCC1                    Hewlett-Packard Company                  Equipment under lease
  3/2/1999       AP0128759     UCC1                    Leasing Solutions, Inc.                  Equipment under lease
 5/27/1999      19991520006    ASGN                   First Union National Bank                 Equipment under lease
 3/15/1999       AP0127462     UCC1             Barrington Bank & Trust Company, N.A.           Equipment under lease
 3/16/1999       AP0133146     UCC1                   El Camino Resources, Ltd.                 Equipment under lease
 3/18/1999       AP0133341     UCC1                   TechTeam Capital Group Inc                Equipment under lease
 3/19/1999       AP0133756     UCC1                  Meridian Leasing Corporation               Equipment under lease
 3/19/1999       AP0133757     UCC1                  Meridian Leasing Corporation               Equipment under lease
 3/22/1999       AP0129008     UCC1            The CIT Group/Equipment Financing, Inc.          Equipment under lease
12/31/2003      20033650146    CONT            The CIT Group / Equipment Financing Inc.         Equipment under lease
 4/14/1999       AP0133853     UCC1             Barrington Bank & Trust Company, N.A.           Equipment under lease
 4/14/1999       AP0133854     UCC1             Barrington Bank & Trust Company, N.A.           Equipment under lease

                              TYPE OF
FILING DATE     FILE NUMBER    FILING                 SECURED PARTY                         DESCRIPTION OF COLLATERAL
-----------     -----------   -------                 -------------                         -------------------------
  4/22/1999      AP0136117     UCC1        The CIT Group/Equipment Financing, Inc.           Equipment under lease
  4/23/1999      AP0136581     UCC1                Hewlett-Packard Company                   Equipment under lease
   5/6/1999      AP0141302     UCC1           Fleet Business Credit Corporation              Equipment under lease
  5/10/1999      AP0142121     UCC1         Barrington Bank & Trust Company, N.A.            Equipment under lease
  5/10/1999      AP0142122     UCC1         Barrington Bank & Trust Company, N.A.            Equipment under lease
  5/10/1999      AP0147639     UCC1             International Bank of Chicago                Equipment under lease
  5/10/1999      AP0147641     UCC1             International Bank of Chicago                Equipment under lease
  5/17/1999      AP0150824     UCC1               TechTeam Capital Group Inc                 Equipment under lease
   6/4/1999      AP0148438     UCC1           Newcourt Technologies Corporation              Equipment under lease
   6/4/1999      AP0155182     UCC1               TechTeam Capital Group Inc                 Equipment under lease
  6/15/1999      AP0152016     UCC1            Information Leasing Corporation               Equipment under lease
  6/22/1999      AP0159696     UCC1              Meridian Leasing Corporation                Equipment under lease
   7/1/1999      AP0162521     UCC1           Synleaseco Delaware Business Trust               Land and Fixtures
   7/6/1999      AP0186816     UCC1                   National City Bank                     Equipment under lease
  7/27/1999      AP0164521     UCC1         Barrington Bank & Trust Company, N.A.            Equipment under lease
  7/27/1999      AP0164522     UCC1         Barrington Bank & Trust Company, N.A.            Equipment under lease
  7/30/1999      AP0165330     UCC1              Ameritech Credit Corporation                Equipment under lease
   8/9/1999      AP0174222     UCC1               El Camino Resources, Ltd.                  Equipment under lease
  8/13/1999      AP0168632     UCC1         Barrington Bank & Trust Company, N.A.            Equipment under lease
  8/13/1999      AP0168634     UCC1         Barrington Bank & Trust Company, N.A.            Equipment under lease
  8/20/1999      AP0177166     UCC1         Barrington Bank & Trust Company, N.A.            Equipment under lease
  8/31/1999      AP0178489     UCC1               TechTeam Capital Group LLC                 Equipment under lease
   9/2/1999      AP0185720     UCC1              Meridian Leasing Corporation                Equipment under lease
  9/20/1999      AP0182112     UCC1            Pitney Bowes Credit Corporation               Equipment under lease
  9/20/1999      AP0182422     UCC1            Pitney Bowes Credit Corporation               Equipment under lease
  2/28/2000     20000820053    AMEND           Pitney Bowes Credit Corporation               Equipment under lease
  4/21/2000     20001150097    ASGN    General Electric Capital Business Asset Funding       Equipment under lease
                                                         Corporation
  9/20/1999      AP0182423     UCC1            Pitney Bowes Credit Corporation               Equipment under lease
  9/20/1999      AP0182424     UCC1            Pitney Bowes Credit Corporation               Equipment under lease
  2/29/2000     20000820099    AMEND           Pitney Bowes Credit Corporation               Equipment under lease
  4/21/2000     20001150096    ASGN    General Electric Capital Business Asset Funding       Equipment under lease
                                                         Corporation
  9/20/1999      AP0182425     UCC1            Pitney Bowes Credit Corporation               Equipment under lease
  9/20/1999      AP0182426     UCC1            Pitney Bowes Credit Corporation               Equipment under lease
  2/29/2000     20000820100    AMEND           Pitney Bowes Credit Corporation               Equipment under lease
   6/9/2000     20001650115    AMEND           Pitney Bowes Credit Corporation               Equipment under lease
  10/1/1999      AP0183631     UCC1                 Michigan Heritage Bank                   Equipment under lease
  10/7/1999      AP0186582     UCC1                GTE Leasing Corporation                   Equipment under lease
  10/8/1999      AP0187849     UCC1             Norwest Financial Leasing Inc.               Equipment under lease
  10/8/1999      AP0187850     UCC1             Norwest Financial Leasing Inc.               Equipment under lease
 10/12/1999      AP0185402     UCC1              Ameritech Credit Corporation                Equipment under lease
 10/13/1999      AP0185810     UCC1             Alexander Capital Corporation                Equipment under lease
  11/3/1999      AP0193228     UCC1           National City Leasing Corporation              Equipment under lease
  2/14/2002     20020460634    AMEND          National City Leasing Corporation              Equipment under lease
 11/15/1999      AP0197603     UCC1            Pitney Bowes Credit Corporation               Equipment under lease
  4/21/2000     20001150095    ASGN    General Electric Capital Business Asset Funding       Equipment under lease
                                                         Corporation
 12/13/1999      AP0202305     UCC1           Fleet Business Credit Corporation              Equipment under lease
 12/23/1999      AP0204977     UCC1               TechTeam Capital Group LLC                 Equipment under lease
 12/23/1999      AP0204978     UCC1               TechTeam Capital Group LLC                 Equipment under lease
 12/23/1999      AP0204979     UCC1               TechTeam Capital Group LLC                 Equipment under lease
  1/25/2000      AP0208947     UCC1           Synleaseco Delaware Business Trust               Land and Fixtures
   09/12/03     20032590192    AMEND          Synleaseco Delaware Business Trust               Land and Fixtures


FILING DATE     FILE NUMBER   TYPE OF FILING                 SECURED PARTY                       DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                 -------------                       -------------------------
  2/28/2000       AP0222729    UCC1                     Meridian Leasing Corporation              Equipment under lease
   3/6/2000       AP0237205    UCC1                      El Camino Resources, Ltd.                Equipment under lease
   3/7/2000       AP0219120    UCC1                Park National Bank & Trust of Chicago          Equipment under lease
   3/7/2000       AP0219121    UCC1                Park National Bank & Trust of Chicago          Equipment under lease
   3/7/2000       AP0219122    UCC1                Park National Bank & Trust of Chicago          Equipment under lease
   3/9/2000       AP0219845    UCC1               The CIT Group/Equipment Financing, Inc.         Equipment under lease
   4/6/2000       AP0230439    UCC1                  Fleet Business Credit Corporation            Equipment under lease
  4/14/2000       AP0233065    UCC1                     Meridian Leasing Corporation              Equipment under lease
  6/13/2000     20001660123    ASGN                          Manufacturers Bank                   Equipment under lease
  4/17/2000       AP0233365    UCC1                      El Camino Resources, Ltd.                Equipment under lease
  4/18/2000       AP0233976    UCC1                  Fleet Business Credit Corporation            Equipment under lease
  5/24/2000       AP0242377    UCC1                       Citicorp Del Lease, Inc.                Equipment under lease
  5/31/2000       AP0265076    UCC1                  Newcourt Technologies Corporation            Equipment under lease
   6/5/2000       AP0245998    UCC1                     Meridian Leasing Corporation              Equipment under lease
   6/5/2000       AP0246377    UCC1                      TechTeam Capital Group LLC               Equipment under lease
   8/8/2000     20002240006    ASGN                          Manufacturers Bank                   Equipment under lease
  6/19/2000       AP0248542    UCC1                  Newcourt Technologies Corporation            Equipment under lease
  6/23/2000       AP0250668    UCC1                   Information Leasing Corporation             Equipment under lease
  6/28/2000       AP0251758    UCC1                     Meridian Leasing Corporation              Equipment under lease
  9/13/2000     20002930216    ASGN                          Manufacturers Bank                   Equipment under lease
  7/18/2000       AP0255194    UCC1                          Manufacturers Bank                   Equipment under lease
  7/26/2000       AP0267596    UCC1                Park National Bank & Trust of Chicago          Equipment under lease
  7/26/2000       AP0267597    UCC1                Park National Bank & Trust of Chicago          Equipment under lease
  7/31/2000       AP0260813    UCC1                          Manufacturers Bank                   Equipment under lease
  7/31/2000       AP0261210    UCC1                      El Camino Resources, Ltd.                Equipment under lease
  7/31/2000       AP0260815    UCC1                          Manufacturers Bank                   Equipment under lease
   8/3/2000       AP0259222    UCC1                     Meridian Leasing Corporation              Equipment under lease
  8/10/2000       AP0261701    UCC1                          Manufacturers Bank                   Equipment under lease
  8/22/2000       AP0265235    UCC1                     Meridian Leasing Corporation              Equipment under lease
 10/27/2000     20003460460    AMEND                    Meridian Leasing Corporation              Equipment under lease
  12/4/2000     20003570068    ASGN                          Manufacturers Bank                   Equipment under lease
  9/18/2000        AP280557    UCC1              StorageTek Financial Services Corporation        Equipment under lease
  9/18/2000        AP285793    UCC1                    International Bank of Chicago              Equipment under lease
  9/18/2000        AP285794    UCC1                    International Bank of Chicago              Equipment under lease
  9/20/2000        AP286264    UCC1                      El Camino Resources, Ltd.                Equipment under lease
  10/6/2000        AP291661    UCC1                     Meridian Leasing Corporation              Equipment under lease
 10/18/2000        AP286900    UCC1                       Citicorp Del Lease, Inc.                Equipment under lease
 10/20/2000        AP288325    UCC1                          Manufacturers Bank                   Equipment under lease
 10/24/2000        AP288707    UCC1                Park National Bank & Trust of Chicago          Equipment under lease
  11/2/2000        AP290058    UCC1                   Information Leasing Corporation             Equipment under lease
  11/2/2000        AP290059    UCC1                   Information Leasing Corporation             Equipment under lease
  11/2/2000        AP290062    UCC1                   Information Leasing Corporation             Equipment under lease
  11/2/2000        AP290063    UCC1                   Information Leasing Corporation             Equipment under lease
  11/6/2000        AP298467    UCC1                   Pitney Bowes Credit Corporation             Equipment under lease
 11/13/2000        AP300330    UCC1           General Electric Capital Business Asset Funding     Equipment under lease
                                                                Corporation
 12/22/2000        AP302820    UCC1                Park National Bank & Trust of Chicago          Equipment under lease
 12/27/2000        AP304319    UCC1                           Programlease.com                           Software
   1/3/2001        AP309100    UCC1                  Fleet Business Credit Corporation            Equipment under lease
   1/3/2001        AP309101    UCC1                  Fleet Business Credit Corporation            Equipment under lease
   1/8/2001        AP306058    UCC1                   Information Leasing Corporation             Equipment under lease
  1/10/2001        AP312517    UCC1                Park National Bank & Trust of Chicago          Equipment under lease
   2/5/2001        AP311871    UCC1                          Manufacturers Bank                   Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING                   SECURED PARTY                     DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                   -------------                     -------------------------
   2/5/2001       AP311888     UCC1                     Albany Bank & Trust Company N.A.          Equipment under lease
   2/8/2001       AP312361     UCC1                          IBM Credit Corporation               Equipment under lease
   3/8/2001       AP317510     UCC1                     Information Leasing Corporation           Equipment under lease
  3/19/2001       AP321699     UCC1                         Hewlett-Packard Company               Equipment under lease
  3/23/2001       AP322222     UCC1                          IBM Credit Corporation               Equipment under lease
  3/23/2001       AP322495     UCC1                     O/E Systems, Inc.dba M/C Leasing          Equipment under lease
  3/23/2001       AP322511     UCC1                  Park National Bank & Trust of Chicago        Equipment under lease
  3/26/2001       AP333491     UCC1                     Pitney Bowes Credit Corporation           Equipment under lease
   4/5/2001       AP337632     UCC1                             ICX Corporation                   Equipment under lease
   4/5/2001       AP337635     UCC1                             ICX Corporation                   Equipment under lease
  4/12/2001       AP337097     UCC1                              Mellon Leasing                   Equipment under lease
  4/17/2001       AP328497     UCC1                            Manufacturers Bank                 Equipment under lease
  4/30/2001       AP331651     UCC1                            Manufacturers Bank                 Equipment under lease
  4/30/2001       AP349317     UCC1                     Pitney Bowes Credit Corporation           Equipment under lease
   8/6/2001     20012200508    ASGN                    The Goodyear Tire & Rubber Company         Equipment under lease
  5/17/2001       AP346928     UCC1                       Meridian Leasing Corporation            Equipment under lease
  5/17/2001       AP346932     UCC1                       Meridian Leasing Corporation            Equipment under lease
  7/16/2001    OH00035988144   UCC1                            Manufacturers Bank                 Equipment under lease
  7/16/2001    OH00035988588   UCC1                       Meridian Leasing Corporation            Equipment under lease
  7/30/2001    OH00036585636   UCC1                       Meridian Leasing Corporation            Equipment under lease
   8/8/2001    OH00037016298   UCC1                       Meridian Leasing Corporation            Equipment under lease
  8/23/2001    OH00037626605   UCC1                       Meridian Leasing Corporation            Equipment under lease
  9/17/2001     20012610516    ASGN                            Manufacturers Bank                 Equipment under lease
  10/9/2001     20012840574    ASGN                            Manufacturers Bank                 Equipment under lease
  8/24/2001    OH00037728631   UCC1                     Information Leasing Corporation           Equipment under lease
  8/24/2001    OH00037773292   UCC1                  Park National Bank & Trust of Chicago        Equipment under lease
  8/27/2001    OH00037865984   UCC1                      Alexander Capital Corporation            Equipment under lease
  10/5/2001     20012820042    ASGN                            Manufacturers Bank                 Equipment under lease
  8/31/2001    OH00038051526   UCC1                            Manufacturers Bank                 Equipment under lease
  8/31/2001    OH00038052205   UCC1                            Manufacturers Bank                 Equipment under lease
  9/26/2001     20012710206    ASGN                            Manufacturers Bank                 Equipment under lease
  9/10/2001    OH00038406347   UCC1                            Manufacturers Bank                 Equipment under lease
  9/10/2001    OH00038406458   UCC1                            Manufacturers Bank                 Equipment under lease
  9/10/2001    OH00038406569   UCC1                            Manufacturers Bank                 Equipment under lease
  9/10/2001    OH00038431431   UCC1                            O/E Systems, Inc.                  Equipment under lease
  3/12/2002     20020730170    ASGN                  Park National Bank & Trust of Chicago        Equipment under lease
   5/7/2002     20021290152    ASGN                   General Electric Capital Corporation        Equipment under lease
   5/8/2002     20021300246    AMEND                  General Electric Capital Corporation        Equipment under lease
  5/13/2002     20021340846    AMEND                  General Electric Capital Corporation        Equipment under lease
  5/21/2002     20021430494    ASGN                   General Electric Capital Corporation        Equipment under lease
  5/21/2002     20021430494    AMEND                  General Electric Capital Corporation        Equipment under lease
  7/23/2002     20022050928    ASGN                   General Electric Capital Corporation        Equipment under lease
   8/7/2002     20022210024    ASGN                   General Electric Capital Corporation        Equipment under lease
  8/20/2002     20022340394    ASGN                   General Electric Capital Corporation        Equipment under lease
  10/8/2002     20022830134    ASGN                   General Electric Capital Corporation        Equipment under lease
 10/15/2002     20022890368    AMEND                  General Electric Capital Corporation        Equipment under lease
 10/15/2002     20022890368    ASGN                   General Electric Capital Corporation        Equipment under lease
 11/19/2002     20023250136    ASGN                   General Electric Capital Corporation        Equipment under lease
 11/19/2002     20023250252    ASGN                   General Electric Capital Corporation        Equipment under lease
  2/18/2003     20030510284    ASGN                       First Bank of Highland Park             Equipment under lease
  9/17/2001    OH00038629531   UCC1                            Manufacturers Bank                 Equipment under lease
  9/17/2001    OH00038630009   UCC1                            Manufacturers Bank                 Equipment under lease
  9/17/2001    OH00038630221   UCC1                            Manufacturers Bank                 Equipment under lease
  9/18/2001    OH00038742379   UCC1                             ICX Corporation                   Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING                 SECURED PARTY                       DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                 -------------                       -------------------------
  9/19/2001    OH00038783547   UCC1                    Relational Funding Corporation             Equipment under lease
  9/19/2001    OH00038783658   UCC1                    Relational Funding Corporation             Equipment under lease
  9/26/2001    OH00039058501   UCC1                   Information Leasing Corporation             Equipment under lease
  9/26/2001    OH00039105532   UCC1                     Meridian Leasing Corporation              Equipment under lease
  9/28/2001    OH00039171894   UCC1                Park National Bank & Trust of Chicago          Equipment under lease
  10/3/2001    OH00039461475   UCC1               Key Equipment Finance, a Division of Key        Equipment under lease
                                                          Corporate Capital, Inc.
  2/28/2002     20020630002    AMEND              Key Equipment Finance, a Division of Key        Equipment under lease
                                                          Corporate Capital, Inc.
 10/15/2001    OH00039886263   UCC1                    Alexander Capital Corporation              Equipment under lease
 12/19/2001     20013380144    AMEND                         Manufacturers Bank                   Equipment under lease
 10/23/2001    OH00040349884   UCC1                       Hewlett-Packard Company                 Equipment under lease
 10/24/2001    OH00040365979   UCC1                Park National Bank & Trust of Chicago          Equipment under lease
 10/26/2001    OH00040458673   UCC1                Park National Bank & Trust of Chicago          Equipment under lease
  11/6/2001    OH00040962672   UCC1                     National City Leasing Corp.               Equipment under lease
 11/14/2001    OH00041356436   UCC1                     Meridian Leasing Corporation              Equipment under lease
 11/14/2001    OH00041356981   UCC1                     Meridian Leasing Corporation              Equipment under lease
 11/26/2001    OH00041763237   UCC1                     National City Leasing Corp.               Equipment under lease
 11/28/2001    OH00041890024   UCC1                       Hewlett-Packard Company                 Equipment under lease
 11/30/2001    OH00041991937   UCC1                    Goodyear Aircraft Trust 2001-1                    Aircraft
  12/3/2001    OH00042189826   UCC1              Harwick Standard Distributing Corporation              Chemicals
   1/9/2002     20020110032    AMEND             Harwick Standard Distribution Corporation        Equipment under lease
  12/4/2001    OH00042166323   UCC1                    Alexander Capital Corporation              Equipment under lease
  1/30/2002     20020310432    ASGN           MB Financial Bank, N.A., F/K/A Manufactures Bank    Equipment under lease
  12/4/2001    OH00042166545   UCC1                    Alexander Capital Corporation              Equipment under lease
  1/25/2002     20020290386    ASGN           MB Financial Bank, N.A., F/K/A Manufactures Bank    Equipment under lease
 12/13/2001    OH00042660200   UCC1                       Hewlett-Packard Company                 Equipment under lease
 12/13/2001    OH00042662335   UCC1                     Meridian Leasing Corporation              Equipment under lease
 12/13/2001    OH00042662446   UCC1                     Meridian Leasing Corporation              Equipment under lease
 12/13/2001    OH00042662557   UCC1                     Meridian Leasing Corporation              Equipment under lease
 12/26/2001    OH00043159793   UCC1                    Relational Funding Corporation             Equipment under lease
 12/26/2001    OH00043159915   UCC1                    Relational Funding Corporation             Equipment under lease
 12/31/2001    OH00043318105   UCC1                    Alexander Capital Corporation              Equipment under lease
  1/31/2002     20020320616    ASGN                       MB Financial Bank, N.A.                 Equipment under lease
   1/2/2002    OH00043437238   UCC1                           NCR Corporation                     Equipment under lease
   1/2/2002    OH00043440831   UCC1                CIT Communications Finance Corporation         Equipment under lease
   1/8/2002    OH00043698220   UCC1                     Meridian Leasing Corporation                    Equipment
   1/8/2002    OH00043698664   UCC1                     Meridian Leasing Corporation              Equipment under lease
  2/25/2002     20020580140    ASGN                       MB Financial Bank, N.A.                 Equipment under lease
  1/11/2002    OH00043853472   UCC1                 Lasalle National Leasing Corporation          Equipment under lease
  2/11/2002    OH00045129126   UCC1                       Hewlett-Packard Company                 Equipment under lease
  2/12/2002    OH00045182774   UCC1                CIT Communications Finance Corporation         Equipment under lease
  2/25/2002    OH00045609821   UCC1                   Information Leasing Corporation             Equipment under lease
  2/25/2002    OH00045645483   UCC1                     Meridian Leasing Corporation              Equipment under lease
   3/1/2002    OH00045821992   UCC1                       Hewlett-Packard Company                 Equipment under lease
   3/5/2002    OH00045991860   UCC1                    Alexander Capital Corporation              Equipment under lease
   3/5/2002    OH00046004153   UCC1                    Alexander Capital Corporation              Equipment under lease
   4/9/2002     20021010062    ASGN                       MB Financial Bank, N.A.                 Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING                  SECURED PARTY                      DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                  -------------                      -------------------------
   3/7/2002    OH00046117980   UCC1                         IBM Credit Corporation                Equipment under lease
  3/12/2002     20020710080    AMEND                        IBM Credit Corporation                Equipment under lease
   3/7/2002    OH00046132396   UCC1                  Gatx Technology Services Corporation         Equipment under lease
   3/7/2002    OH00046132518   UCC1                  Gatx Technology Services Corporation         Equipment under lease
  3/18/2002    OH00046594536   UCC1                      Meridian Leasing Corporation                   Equipment
  3/18/2002    OH00046608608   UCC1                            ICX Corporation                    Equipment under lease
  3/21/2002    OH00046764850   UCC1                     Alexander Capital Corporation             Equipment under lease
  5/20/2002     20021420226    ASGN                        MB Financial Bank, N.A.                Equipment under lease
  3/22/2002    OH00046822137   UCC1                        Hewlett-Packard Company                Equipment under lease
  4/15/2002    OH00047909768   UCC1                      Meridian Leasing Corporation             Equipment under lease
  6/26/2002     20021790486    ASGN                        MB Financial Bank, N.A.                Equipment under lease
  6/26/2002     20021790488    AMEND                  The Goodyear Tire & Rubber Company          Equipment under lease
  4/18/2002    OH00048044886   UCC1                  Lasalle National Leasing Corporation         Equipment under lease
  4/30/2002    OH00048606595   UCC1                 CIT Communications Finance Corporation        Equipment under lease
   5/6/2002    OH00048882771   UCC1                         IBM Credit Corporation                Equipment under lease
   5/6/2002    OH00048922383   UCC1                     Alexander Capital Corporation             Equipment under lease
  5/22/2002    OH00049706518   UCC1                     Alexander Capital Corporation             Equipment under lease
  5/29/2002    OH00049932072   UCC1                  Lasalle National Leasing Corporation         Equipment under lease
  6/12/2002    OH00050482434   UCC1                      Sentry Financial Corporation             Equipment under lease
  9/24/2002     20022690252    ASGN                        MB Financial Bank, N.A.                Equipment under lease
  6/12/2002    OH00050485026   UCC1                      Sentry Financial Corporation             Equipment under lease
  9/24/2002     20022690266    ASGN                        MB Financial Bank, N.A.                Equipment under lease
  6/17/2002    OH00050697075   UCC1                     Alexander Capital Corporation             Equipment under lease
  6/17/2002    OH00050713627   UCC1                         IBM Credit Corporation                Equipment under lease
  6/18/2002    OH00050757043   UCC1                         IBM Credit Corporation                Equipment under lease
  6/25/2002    OH00051043708   UCC1                     Relational Funding Corporation            Equipment under lease
  12/6/2002     20023440222    ASGN                      First Bank of Highland Park              Equipment under lease
  6/25/2002    OH00051048192   UCC1                         IBM Credit Corporation                Equipment under lease
  6/27/2002    OH00051190739   UCC1                         IBM Credit Corporation                Equipment under lease
   7/1/2002    OH00051313145   UCC1                  Lasalle National Leasing Corporation         Equipment under lease
   7/8/2002    OH00051611046   UCC1                            ICX Corporation                    Equipment under lease
  7/12/2002    OH00051757498   UCC1                    Information Leasing Corporation            Equipment under lease
  7/24/2002    OH00052287159   UCC1                        Hewlett-Packard Company                Equipment under lease
  7/24/2002    OH00052319774   UCC1                         IBM Credit Corporation                Equipment under lease
  7/25/2002    OH00052334857   UCC1                 CIT Communications Finance Corporation        Equipment under lease
  7/29/2002    OH00052476049   UCC1                      Meridian Leasing Corporation             Equipment under lease
   8/1/2002    OH00052632192   UCC1                         IBM Credit Corporation                Equipment under lease
   8/2/2002    OH00052683715   UCC1                         IBM Credit Corporation                Equipment under lease
   8/5/2002    OH00052749523   UCC1                         IBM Credit Corporation                Equipment under lease
  8/12/2002    OH00053015266   UCC1                 Barrington Bank & Trust Company, N.A.         Equipment under lease
  8/12/2002    OH00053017280   UCC1                  Lasalle National Leasing Corporation         Equipment under lease
  8/14/2002    OH00053168148   UCC1                     Alexander Capital Corporation             Equipment under lease
 10/25/2002     20023020190    UCC3                        MB Financial Bank, N.A.                Equipment under lease
  8/16/2002    OH00053238894   UCC1                      Meridian Leasing Corporation             Equipment under lease
   9/9/2002     20022530096    ASGN                        MB Financial Bank, N.A.                Equipment under lease
 10/21/2002     20022960166    ASGN                        MB Financial Bank, N.A.                      Equipment
   9/3/2002    OH00053820081   UCC1                    Toyota Motor Credit Corporation                  Equipment
   9/9/2002    OH00054005600   UCC1                      Meridian Leasing Corporation             Equipment under lease
  9/10/2002    OH00054085466   UCC1                  Lasalle National Leasing Corporation         Equipment under lease
  9/10/2002    OH00054085799   UCC1                  Lasalle National Leasing Corporation         Equipment under lease
  9/10/2002    OH00054085911   UCC1                  Lasalle National Leasing Corporation         Equipment under lease
  9/11/2002    OH00054123165   UCC1                     Relational Funding Corporation            Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING                   SECURED PARTY                     DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                   -------------                     -------------------------
  12/6/2002     20023440236    ASGN                       First Bank of Highland Park             Equipment under lease
  9/11/2002    OH00054123943   UCC1                      Relational Funding Corporation           Equipment under lease
  12/6/2002     20023440246    ASGN                       First Bank of Highland Park             Equipment under lease
  9/11/2002    OH00054124400   UCC1                      Relational Funding Corporation           Equipment under lease
  12/6/2002     20023440228    ASGN                       First Bank of Highland Park             Equipment under lease
  9/12/2002    OH00054152631   UCC1                 Key Equipment Finance, a Division of Key      Equipment under lease
                                                            Corporate Capital, Inc.
  9/12/2002    OH00054184244   UCC1                             ICX Corporation                   Equipment under lease
  9/17/2002    OH00054331621   UCC1                      Alexander Capital Corporation            Equipment under lease
 10/25/2002     20023020184    ASGN                         MB Financial Bank, N.A.               Equipment under lease
  9/19/2002    OH00054440076   UCC1                        Fleet Business Credit, LLC             Equipment under lease
  9/19/2002    OH00054440521   UCC1                        Fleet Business Credit, LLC             Equipment under lease
  9/20/2002    OH00054463024   UCC1                        Tennant Financial Services             Equipment under lease
  9/23/2002    OH00054509810   UCC1                      Alexander Capital Corporation            Equipment under lease
  9/30/2002    OH00054787909   UCC1                      Pacific Century Leasing, Inc.            Equipment under lease
   1/3/2003     20030060608    AMEND                      Bank of Hawaii Leasing, Inc.            Equipment under lease
  9/30/2002    OH00054788244   UCC1                      Pacific Century Leasing, Inc.            Equipment under lease
  8/29/2003     20032460212    AMEND                      Bank of Hawaii Leasing, Inc.            Equipment under lease
  10/3/2002    OH00054928535   UCC1                StorageTek Financial Services Corporation      Equipment under lease
  10/3/2002    OH00054950259   UCC1                     Siemens Financial Services, Inc.          Equipment under lease
  8/11/2003     20032240540    AMEND                    Siemens Financial Services, Inc.          Equipment under lease
  10/3/2002    OH00054950471   UCC1                     Siemens Financial Services, Inc.          Equipment under lease
 10/15/2002    OH00055330519   UCC1                           Sequel Capital, LLC                 Equipment under lease
 10/17/2002    OH00055496094   UCC1                             ICX Corporation                   Equipment under lease
 10/17/2002    OH00055527930   UCC1                         UPS Capital Corporation               Equipment under lease
 10/21/2002    OH00055577329   UCC1                       Meridian Leasing Corporation            Equipment under lease
  1/13/2003     20030140572    ASGN                       First Bank of Highland Park             Equipment under lease
 10/24/2002    OH00055758888   UCC1                     Information Leasing Corporation           Equipment under lease
 10/24/2002    OH00055766097   UCC1                      Alexander Capital Corporation            Equipment under lease
 11/22/2002     20023290564    ASGN                         MB Financial Bank, N.A.               Equipment under lease
 10/24/2002    OH00055776331   UCC1                          IBM Credit Corporation               Equipment under lease
 10/28/2002    OH00055924508   UCC1                        Fleet Business Credit, LLC             Equipment under lease
  11/4/2002    OH00056181341   UCC1                       Meridian Leasing Corporation            Equipment under lease
  11/4/2002    OH00056213300   UCC1                     Information Leasing Corporation           Equipment under lease
 11/26/2002    OH00057124988   UCC1                   General Electric Capital Corporation        Equipment under lease
  12/3/2002    OH00057323778   UCC1                   Gatx Technology Services Corporation        Equipment under lease
 12/10/2002    OH00057656985   UCC1                           D.L. Peterson Trust                 Equipment under lease
 12/19/2002    OH00058092829   UCC1                     Siemens Financial Services, Inc.          Equipment under lease
 12/23/2002    OH00058198015   UCC1                       Meridian Leasing Corporation            Equipment under lease
 12/26/2002    OH00058297671   UCC1                       Ameritech Credit Corporation            Equipment under lease
 12/31/2002    OH00058466549   UCC1                   Gatx Technology Services Corporation        Equipment under lease
   1/6/2003    OH00058613582   UCC1                       Ameritech Credit Corporation            Equipment under lease
  1/10/2003    OH00058905965   UCC1                      Yale Financial Services, Inc.            Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING                  SECURED PARTY                      DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                  -------------                      -------------------------
 1/13/2003     OH00058969181   UCC1                  Lasalle National Leasing Corporation         Equipment under lease
 1/17/2003     OH00059144922   UCC1                  Lasalle National Leasing Corporation         Equipment under lease
 1/22/2003     OH00059271719   UCC1                      Ameritech Credit Corporation             Equipment under lease
 1/22/2003     OH00059272276   UCC1                      Ameritech Credit Corporation             Equipment under lease
 1/27/2003     OH00059398595   UCC1                      Ameritech Credit Corporation             Equipment under lease
 1/29/2003     OH00059486794   UCC1                     Alexander Capital Corporation             Equipment under lease
 1/29/2003     OH00059492989   UCC1                     Alexander Capital Corporation             Equipment under lease
 1/31/2003     OH00059559921   UCC1            Cupertino National Bank c/o Greater Bay Capital    Equipment under lease
  2/6/2003     OH00059796620   UCC1                        Zions Credit Corporation               Equipment under lease
  2/6/2003     OH00059796842   UCC1                        Zions Credit Corporation               Equipment under lease
 2/10/2003     OH00059864463   UCC1                      Ameritech Credit Corporation             Equipment under lease
  4/2/2003      20030940160    AMEND                     Ameritech Credit Corporation             Equipment under lease
 2/10/2003     OH00059868734   UCC1                             IBM Credit LLC                    Equipment under lease
 2/11/2003     OH00059956822   UCC1                             IBM Credit LLC                    Equipment under lease
 2/12/2003     OH00060007036   UCC1                      Ameritech Credit Corporation             Equipment under lease
 2/12/2003     OH00060007147   UCC1                      Ameritech Credit Corporation             Equipment under lease
 2/14/2003     OH00060087458   UCC1                      Meridian Leasing Corporation             Equipment under lease
 5/13/2003      20031350328    ASGN                        MB Financial Bank, N.A.                Equipment under lease
 2/21/2003     OH00060294679   UCC1                 CIT Communications Finance Corporation        Equipment under lease
 2/21/2003     OH00060322701   UCC1                          United Defense, L.P.                       Inventory
  3/6/2003     OH00060726121   UCC1                             IBM Credit LLC                    Equipment under lease
 3/11/2003     OH00060912530   UCC1                     Alexander Capital Corporation             Equipment under lease
  5/2/2003      20031180254    ASGN                        MB Financial Bank, N.A.                Equipment under lease
 3/12/2003     OH00060987224   UCC1                     Alexander Capital Corporation             Equipment under lease
  5/2/2003      20031180256    ASGN                        MB Financial Bank, N.A.                Equipment under lease
 3/18/2003     OH00061178816   UCC1                      Ameritech Credit Corporation             Equipment under lease
 3/21/2003     OH00061352856   UCC1                      Ameritech Credit Corporation             Equipment under lease
  4/2/2003     OH00061817256   UCC1                      Ameritech Credit Corporation             Equipment under lease
  4/2/2003     OH00061825354   UCC1                      Ameritech Credit Corporation             Equipment under lease
  5/2/2003      20031250302    AMEND                     Ameritech Credit Corporation             Equipment under lease
  4/2/2003     OH00061825687   UCC1                      Ameritech Credit Corporation             Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING                 SECURED PARTY                       DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                 -------------                       -------------------------
   4/2/2003    OH00061826033   UCC1                     Ameritech Credit Corporation              Equipment under lease
   4/4/2003    OH00061895876   UCC1                         JPMorgan Chase Bank            Accounts, Inventory, Equipment, etc.
  8/22/2003     20032370294    AMEND                        JPMorgan Chase Bank               Partial release on assets sold
  8/22/2003     20032370294   RELEASE                       JPMorgan Chase Bank               Partial release on assets sold
   4/7/2003    OH00061945944   UCC1                            IBM Credit LLC                     Equipment under lease
  4/25/2003    OH00062869236   UCC1                     Meridian Leasing Corporation              Equipment under lease
  4/25/2003    OH00062870360   UCC1                     Meridian Leasing Corporation              Equipment under lease
   5/8/2003    OH00063457507   UCC1                       UPS Capital Corporation                 Equipment under lease
   5/9/2003    OH00063534349   UCC1                   Siemens Financial Services, Inc.            Equipment under lease
  5/12/2003    OH00063648411   UCC1                    Alexander Capital Corporation              Equipment under lease
  5/30/2003    OH00064435350   UCC1                     Meridian Leasing Corporation              Equipment under lease
  5/30/2003    OH00064435572   UCC1                     Meridian Leasing Corporation              Equipment under lease
  8/18/2003     20032180336    AMEND                    Meridian Leasing Corporation              Equipment under lease
  5/30/2003    OH00064435794   UCC1                     Meridian Leasing Corporation              Equipment under lease
  5/30/2003    OH00064435916   UCC1                     Meridian Leasing Corporation              Equipment under lease
   8/4/2003     20032180338    AMEND                    Meridian Leasing Corporation              Equipment under lease
  6/12/2003    OH00064974998   UCC1                     Meridian Leasing Corporation              Equipment under lease
  6/12/2003    OH00064975344   UCC1                     Meridian Leasing Corporation              Equipment under lease
   8/4/2003     20032180330    AMEND                    Meridian Leasing Corporation              Equipment under lease
  6/23/2003    OH00065417030   UCC1                     Meridian Leasing Corporation              Equipment under lease
  6/23/2003    OH00065417141   UCC1                     Meridian Leasing Corporation              Equipment under lease
   7/1/2003    OH00065784885   UCC1                CIT Communications Finance Corporation         Equipment under lease
   7/8/2003    OH00065988281   UCC1                            IBM Credit LLC                     Equipment under lease
   8/5/2003    OH00067036791   UCC1                    Alexander Capital Corporation              Equipment under lease
   9/9/2003     20032530484    ASGN                       MB Financial Bank, N.A.                 Equipment under lease
  8/29/2003    OH00067942429   UCC1                 Gatx Technology Services Corporation          Equipment under lease
   9/2/2003    OH00068024000   UCC1                     Bank of Hawaii Leasing, Inc.              Equipment under lease
   9/4/2003    OH00068112643   UCC1                      Fleet Business Credit LLC                Equipment under lease
  9/16/2003    OH00068545751   UCC1                  Synleaseco Delaware Business Trust             Land and Fixtures
  9/16/2003    OH00068545862   UCC1                  Synleaseco Delaware Business Trust             Land and Fixtures
  9/22/2003    OH00068751637   UCC1                     Meridian Leasing Corporation              Equipment under lease
  9/22/2003    OH00068763228   UCC1                      Ontario Credit Corporation               Equipment under lease
  10/3/2003    OH00069530589   UCC1                   Siemens Financial Services, Inc.            Equipment under lease
 10/14/2003    OH00069467796   UCC1                     Meridian Leasing Corporation              Equipment under lease
 10/20/2003    OH00069725986   UCC1                           EMC Corporation                     Equipment under lease
 10/20/2003    OH00069728023   UCC1                           EMC Corporation                     Equipment under lease
 10/20/2003    OH00069763895   UCC1                     Meridian Leasing Corporation              Equipment under lease
 10/20/2003    OH00069798323   UCC1                   Toyota Motor Credit Corporation             Equipment under lease
  11/4/2003    OH00070260054   UCC1              ExxonMobil Chemical Company a Division of              Chemicals
                                                          Exxon Mobil Corporation
  12/5/2003    OH00071524651   UCC1                         D.L. Peterson Trust                   Equipment under lease
 12/22/2003    OH00072134079   UCC1                     Meridian Leasing Corporation              Equipment under lease
 12/23/2003    OH00072086581   UCC1                       Rhein Chemie Corporation                    Raw Materials
 12/29/2003     20033630444    AMEND                      Rhein Chemie Corporation                    Raw Materials
 12/29/2003    OH00072236227   UCC1                       Rhein Chemie Corporation                    Raw Materials


FILING DATE     FILE NUMBER   TYPE OF FILING                 SECURED PARTY                       DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                 -------------                       -------------------------
  1/2/2004     OH00072485517   UCC1               The CIT Group / Equipment Financing Inc.        Equipment under lease
 1/21/2004     OH00073084801   UCC1                          Xerox Corporation                    Equipment under lease
  2/2/2004     OH00073453137   UCC1                         Alliance Bank, N.A.                   Equipment under lease
 2/10/2004     OH00073795010   UCC1                         Alliance Bank, N.A.
 2/10/2004     OH00073794886   UCC1                         Alliance Bank, N.A.
 2/23/2004     OH00074136126   UCC1                   Information Leasing Corporation
  3/5/2004     OH00074602983   UCC1                   Toyota Motor Credit Corporation
 3/15/2004     OH00074875900   UCC1                       Wilmington Trust Company
 3/18/2004     OH00075044889   UCC1                    Barloworld Fleet Leasing, LLC
 3/22/2004     OH00075139729   UCC1                     Meridian Leasing Corporation
 3/22/2004     OH00075139618   UCC1                     Meridian Leasing Corporation
 3/22/2004     OH00075139507   UCC1                     Meridian Leasing Corporation
 3/22/2004     OH00075139496   UCC1                     Meridian Leasing Corporation
 3/30/2004     OH00075489366   UCC1                     Meridian Leasing Corporation
 3/30/2004     OH00075489669   UCC1                     Meridian Leasing Corporation
 3/30/2004     OH00075489811   UCC1                     Meridian Leasing Corporation
 3/30/2004     OH00075490501   UCC1                     Meridian Leasing Corporation
 3/30/3004     OH00075489033   UCC1                     Meridian Leasing Corporation
 3/30/2004      OH0007590167   UCC1                     Meridian Leasing Corporation
 3/30/2004     OH00075490389   UCC1                     Meridian Leasing Corporation
 3/30/2004     OH00075490490   UCC1                     Meridian Leasing Corporation
  4/2/2004     OH00075627633   UCC1                   Information Leasing Corporation
 4/12/2004      20041050716    AMEND                  Information Leasing Corporation
 4/14/2004     OH00075909449   UCC1                Technology Investment Partners, L.L.C.
 4/15/2004     OH00076103745   UCC1                      Ontario Credit Corporation
 4/16/2004     OH00076179774   UCC1                         Alliance Bank, N.A.
 4/16/2004     OH00076179774   UCC1                      Ontario Credit Corporation
 4/19/2004     OH00076252023   UCC1                     Meridian Leasing Corporation


FILING DATE     FILE NUMBER   TYPE OF FILING                 SECURED PARTY                       DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                 -------------                       -------------------------
 4/19/2004     OH00076251900   UCC1                     Meridian Leasing Corporation
 4/28/2004     OH00076551047   UCC1                          Herc Exchange, LLC
 5/14/2004     OH00077299931   UCC1                         Alliance Bank, N.A.
 5/14/2004     OH00077299931   UCC1                      Ontario Credit Corporation
 5/20/2004     OH00077343714   UCC1                Technology Investment Partners, L.L.C.
 5/26/2004     OH00077519434   UCC1                Technology Investment Partners, L.L.C.
 5/26/2004     OH00077686598   UCC1                    Alexander Capital Corporation
  6/1/2004     OH00077868170   UCC1                     Meridian Leasing Corporation
  6/2/2004     OH00077950195   UCC1                     Ameritech Credit Corporation
 6/17/2004     OH00078549923   UCC1                     Springs Leasing Corporation
 6/24/2004      20041760706    ASGN                       MB Financial Bank, N.A.
 7/13/2004     OH00079372424   UCC1                           EMC Corporation
 7/13/2004     OH00079372424   UCC1                      Fleet Business Credit LLC
 7/14/2004     OH00079457808   UCC1                           EMC Corporation
 7/14/2004     OH00079457808   UCC1                      Fleet Business Credit LLC
 7/29/2004     OH00080030564   UCC1                    Alexander Capital Corporation
  8/4/2004      20042180630    ASGN                  National City Leasing Corporation            Equipment under lease
 8/19/2004     OH00080690815   UCC1                         JPMorgan Chase Bank            Accounts, Inventory, Equipment, etc.
 8/23/2004     OH00080790049   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080974534   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080974645   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080974867   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080975767   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080975324   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080975980   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080976992   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080977237   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080977671   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080977893   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080978138   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080975091   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/27/2004     OH00080975768   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/31/2004     OH00081012911   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/30/2004     OH00081020908   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/30/2004     OH00081020231   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/30/2004     OH00081021021   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/30/2004     OH00081020564   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/30/2004     OH00081020897   UCC1                     Ameritech Credit Corporation              Equipment under lease
 8/31/2004     OH00081013034   UCC1                     Ameritech Credit Corporation              Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING                SECURED PARTY                        DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                -------------                        -------------------------
  9/21/2004    OH00081703653   UCC1                   Alexander Capital Corporation               Equipment under lease
  9/27/2004    OH00081863732   UCC1                    Meridian Leasing Corporation               Equipment under lease
  9/29/2004    OH00081965324   UCC1                       Citicorp Leasing, Inc.
  10/4/2004     20042800228    ASGN                    Meridian Leasing Corporation               Equipment under lease
  10/8/2004    OH00082283036   UCC1                    Ameritech Credit Corporation               Equipment under lease
  10/8/2004    OH00082283470   UCC1                    Ameritech Credit Corporation               Equipment under lease
  10/8/2004    OH00082283581   UCC1                    Ameritech Credit Corporation               Equipment under lease
  10/8/2004    OH00082283814   UCC1                    Ameritech Credit Corporation               Equipment under lease
  10/8/2004    OH00082284048   UCC1                    Ameritech Credit Corporation               Equipment under lease
  10/8/2004    OH00082284260   UCC1                    Ameritech Credit Corporation               Equipment under lease
 10/15/2004     20042930272    ASGN                    Meridian Leasing Corporation               Equipment under lease
 10/24/2004     20042990122    ASGN                      MB Financial Bank, N.A.                  Equipment under lease
 10/28/2004    OH00082950718   UCC1                    Ameritech Credit Corporation               Equipment under lease
 10/29/2004    OH00083008328   UCC1                    Ameritech Credit Corporation               Equipment under lease
  11/1/2004    OH00083092688   UCC1                   Alexander Capital Corporation               Equipment under lease
  11/1/2004    OH00083092911   UCC1                   Alexander Capital Corporation               Equipment under lease
  11/2/2004     20043090148    AMEND                   Ameritech Credit Corporation               Equipment under lease
  11/2/2004     20043090126    AMEND                   Ameritech Credit Corporation               Equipment under lease
  11/2/2004    OH00083120719   UCC1                    Ameritech Credit Corporation               Equipment under lease
  11/2/2004    OH00083122390   UCC1                    Ameritech Credit Corporation               Equipment under lease
  11/2/2004    OH00083122512   UCC1                    Ameritech Credit Corporation               Equipment under lease
  11/2/2004    OH00083122845   UCC1                    Ameritech Credit Corporation               Equipment under lease
  11/3/2004    OH00083171333   UCC1                   Alexander Capital Corporation               Equipment under lease
  11/4/2004    OH00083199886   UCC1                           IBM credit LLC
  11/5/2004    OH00083236028   UCC1                    Ameritech Credit Corporation               Equipment under lease
  11/5/2004    OH00083236917   UCC1                    Ameritech Credit Corporation               Equipment under lease
  11/8/2004    OH00083343560   UCC1                    Meridian Leasing Corporation               Equipment under lease
 11/24/2004    OH00083838660   UCC1                    Meridian Leasing Corporation               Equipment under lease
 11/24/2004    OH00083838882   UCC1                    Meridian Leasing Corporation               Equipment under lease
  12/3/2004    OH00084164692   UCC1                    Ameritech Credit Corporation               Equipment under lease
  12/3/2004    OH00084164703   UCC1                    Ameritech Credit Corporation               Equipment under lease
  12/3/2004    OH00084164814   UCC1                    Ameritech Credit Corporation               Equipment under lease
 12/17/2004    OH00084683218   UCC1                    Meridian Leasing Corporation               Equipment under lease
 12/22/2004    OH00084839350   UCC1                    Ameritech Credit Corporation               Equipment under lease
 12/27/2004    OH00084889416   UCC1                    Ameritech Credit Corporation               Equipment under lease
 12/27/2004    OH00084890095   UCC1                    Ameritech Credit Corporation               Equipment under lease
 12/30/2004    OH00085078428   UCC1                           Citibank, N.A.                       Accounts Receivable
   1/5/2005    OH00085277874   UCC1                   Alexander Capital Corporation               Equipment under lease
   2/2/2005     20050330788    ASGN                   Alexander Capital Corporation               Equipment under lease
  1/11/2005    OH00085455418   UCC1                    Ameritech Credit Corporation               Equipment under lease
  1/11/2005    OH00085455741   UCC1                    Ameritech Credit Corporation               Equipment under lease
  1/19/2005    OH00085687156   UCC1                  Toyota Motor Credit Corporation              Equipment under lease
  1/19/2005    OH00085687156   UCC1               Prolift Industrial Equipment Co., LLC           Equipment under lease
  1/24/2005    OH00085809449   UCC1                     CSA Financial Corporation        Accounts, Contract Rights and Equipment
   2/2/2005    OH00086090253   UCC1                    Ameritech Credit Corporation               Equipment under lease
   2/8/2005    OH00086266317   UCC1                   AIR LIQUIDE INDUSTRIAL U S LP               Equipment under lease
  2/24/2005    OH00086699203   UCC1                        Crown Credit Company                   Equipment under lease
  2/25/2005    OH00086770861   UCC1                     CSA Financial Corporation                 Equipment under lease
  2/28/2005    OH00086844000   UCC1                     CSA Financial Corporation                 Equipment under lease
  2/28/2005    OH00086844111   UCC1                     CSA Financial Corporation                 Equipment under lease
   3/1/2005    OH00086881907   UCC1                   Alexander Capital Corporation               Equipment under lease
   3/1/2005    OH00086882020   UCC1                         MB Financial N.A.                     Equipment under lease
   3/2/2005    OH00086885490   UCC1                    Meridian Leasing Corporation               Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING                SECURED PARTY                        DESCRIPTION OF COLLATERAL
-----------     -----------   --------------                -------------                        -------------------------
  3/2/2005     OH00086935457   UCC1                   Alexander Capital Corporation               Equipment under lease
  3/2/2005     OH00086936358   UCC1                   Alexander Capital Corporation               Equipment under lease
  3/2/2005     OH00086936681   UCC1                   Alexander Capital Corporation               Equipment under lease
  3/3/2004     OH00086874700   UCC1                    Ameritech Credit Corporation               Equipment under lease
  3/9/2005     OH00087119286   UCC1                   Alexander Capital Corporation               Equipment under lease
 3/10/2005     OH00087164625   UCC1                   Alexander Capital Corporation               Equipment under lease
 3/11/2005     OH00087208275   UCC1                   Alexander Capital Corporation               Equipment under lease
 3/11/2005     OH00087208497   UCC1                   Alexander Capital Corporation               Equipment under lease
 3/14/2005     OH00087291856   UCC1                     CSA Financial Corporation                 Equipment under lease
 3/16/2005     OH00087331913   UCC1                    Ameritech Credit Corporation               Equipment under lease
 3/18/2005     OH00087452282   UCC1                   Alexander Capital Corporation               Equipment under lease
 3/18/2005     OH00087452393   UCC1                   Alexander Capital Corporation               Equipment under lease
 3/22/2005      20050810574    ASGN                      MB Financial Bank, N.A.                  Equipment under lease
 3/22/2005      20050810654    ASGN                      MB Financial Bank, N.A.                  Equipment under lease
 3/22/2005      20050810610    ASGN                      MB Financial Bank, N.A.                  Equipment under lease
 3/24/2005      20050830116    ASGN                      MB Financial Bank, N.A.                  Equipment under lease
 3/24/2005      20050830408    ASGN                      MB Financial Bank, N.A.                  Equipment under lease
 3/24/2005      20050830410    ASGN                      MB Financial Bank, N.A.                  Equipment under lease
 3/24/2005      20050830118    ASGN                      MB Financial Bank, N.A.                  Equipment under lease
 3/30/2005     OH00087813298   UCC1                   Alexander Capital Corporation               Equipment under lease

  4/4/2005     OH00087980807   UCC1                     CSA Financial Corporation                 Equipment under lease
  4/4/2005     OH00087981031   UCC1                     CSA Financial Corporation                 Equipment under lease
  4/4/2005     OH00087981142   UCC1                     CSA Financial Corporation                 Equipment under lease
  4/4/2005     OH00087981253   UCC1                     CSA Financial Corporation                 Equipment under lease
  4/4/2005     OH00087981475   UCC1                     CSA Financial Corporation                 Equipment under lease
  4/4/2005     OH00087981586   UCC1                     CSA Financial Corporation                 Equipment under lease
  4/5/2005      20050950360    ASGN                      MB Financial Bank, N.A.                  Equipment under lease
  4/6/2005     OH00088052700   UCC1                    Raymond Leasing Corporation                      Equipment
 4/13/2005     OH00088235738   UCC1                        PolyOne Corporation                          Equipment
 4/13/2005     OH00088255083   UCC1              De Lage Landen Financial Services, Inc.          Equipment under lease
 4/13/2005     OH00088298053   UCC1                        JPMorgan Chase Bank             Accounts, Inventory, Equipment, etc.
 4/14/2005     OH00088318532   UCC1                          Relational, LLC                     Present and future goods
 4/14/2005     OH00088359255   UCC1                Deutsche Bank Trust Company Americas    Accounts, Inventory, Equipment, etc.
 4/15/2005     OH00088388943   UCC1                      Wilmington Trust Company                All assets of the debtor
 4/18/2005     OH00088369600   UCC1                    Ameritech Credit Corporation               Equipment under lease
 4/18/2005     OH00088375017   UCC1                    Ameritech Credit Corporation               Equipment under lease
 4/18/2005     OH00088376463   UCC1                    Ameritech Credit Corporation               Equipment under lease
 4/18/2005     OH00088387820   UCC1                    Ameritech Credit Corporation               Equipment under lease
 4/29/2005     OH00088962709   UCC1                   Alexander Capital Corporation               Equipment under lease
 4/29/2005     OH00088962810   UCC1                   Alexander Capital Corporation               Equipment under lease
  5/5/2005      20051250158    ASGN                      MB Financial Bank, N.A.                  Equipment under lease
  5/6/2005     OH00089083423   UCC1                    Ameritech Credit Corporation               Equipment under lease
  5/6/2005     OH00089083534   UCC1                    Ameritech Credit Corporation               Equipment under lease
  5/6/2005     OH00089083756   UCC1                    Ameritech Credit Corporation               Equipment under lease
  5/6/2005     OH00089094446   UCC1                    Ameritech Credit Corporation               Equipment under lease
  5/6/2005     OH00089096137   UCC1                    Ameritech Credit Corporation               Equipment under lease
  5/6/2005     OH00089096248   UCC1                    Ameritech Credit Corporation               Equipment under lease
  5/6/2005     OH00089096359   UCC1                    Ameritech Credit Corporation               Equipment under lease
  5/9/2005     OH00089151933   UCC1                    Ameritech Credit Corporation               Equipment under lease
 5/16/2005     OH00089438799   UCC1                    Ameritech Credit Corporation               Equipment under lease
 5/16/2005     OH00089465685   UCC1                    Summit County Port Authority               Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING              SECURED PARTY                          DESCRIPTION OF COLLATERAL
-----------     -----------   --------------              -------------                          -------------------------
 5/20/2005      20051400528    ASGN                    MB Financial Bank, N.A.                    Equipment under lease
 5/20/2005      20051400504    ASGN                    MB Financial Bank, N.A.                    Equipment under lease
 5/20/2005     OH00089692584   UCC1                  Meridian Leasing Corporation                 Equipment under lease
 5/23/2005     OH00089760772   UCC1                 Alexander Capital Corporation                 Equipment under lease
 5/23/2005     OH00089761784   UCC1                 Alexander Capital Corporation                 Equipment under lease
 5/24/2005     OH00089696422   UCC1                  Ameritech Credit Corporation                 Equipment under lease
 5/25/2005     OH00089860017   UCC1                 Alexander Capital Corporation                 Equipment under lease
 5/25/2005     OH00089860340   UCC1                 Alexander Capital Corporation                 Equipment under lease
 5/25/2005     OH00089860895   UCC1                 Alexander Capital Corporation                 Equipment under lease
  6/6/2005      20051570562    ASGN                 Alexander Capital Corporation                 Equipment under lease
  6/6/2005      20051570080    ASGN                    MB Financial Bank, N.A.                    Equipment under lease
  6/9/2005      20051600420    ASGN                    MB Financial Bank, N.A.                    Equipment under lease
  6/9/2005      20051600156    ASGN                    MB Financial Bank, N.A.                    Equipment under lease
  6/9/2005      20051600410    ASGN                    MB Financial Bank, N.A.                    Equipment under lease
 6/10/2005     OH00090269066   UCC1                  Ameritech Credit Corporation                 Equipment under lease
 6/15/2005      20051660214    AMEND                 Ameritech Credit Corporation                 Equipment under lease
 6/16/2005     OH00090537823   UCC1                 Alexander Capital Corporation                 Equipment under lease
 6/16/2005     OH00090538279   UCC1                 Alexander Capital Corporation                 Equipment under lease
 6/17/2005     OH00090576077   UCC1                 Alexander Capital Corporation                 Equipment under lease
 6/20/2005     OH00090563818   UCC1                  CIT Technologies Corporation                 Equipment under lease
 6/27/2005      20051790446    TERM                  Springs Leasing Corporation
 6/29/2005      20051800064    AMEND                     D.L. Peterson trust                      Equipment under lease
 6/30/2005      20051810306    ASGN                    MB Financial Bank, N.A.                    Equipment under lease
 6/30/2005      20051810032    ASGN                    MB Financial Bank, N.A.                    Equipment under lease
  7/1/2005     OH00090997938   UCC1                  Meridian Leasing Corporation                 Equipment under lease
  7/5/2005     OH00091004158   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  7/5/2005     OH00091054981   UCC1                 Alexander Capital Corporation                 Equipment under lease
  7/6/2005     OH00091160188   UCC1                 Alexander Capital Corporation                 Equipment under lease
  7/8/2005      20051890076    AMEND                     D.L. Peterson trust                      Equipment under lease
  7/8/2005     OH00091139709   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  7/8/2005     OH00091163114   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  7/8/2005     OH00091163225   UCC1                  Ameritech Credit Corporation                 Equipment under lease
 7/11/2005     OH00091243548   UCC1                     Merrill Lynch Capital                     Equipment under lease
 7/22/2005     OH00091599036   UCC1                  Ameritech Credit Corporation                 Equipment under lease
 7/29/2005       2005100444    AMEND                     D.L. Peterson trust                      Equipment under lease
  8/1/2005     OH00091913812   UCC1                 Alexander Capital Corporation                 Equipment under lease
  8/4/2005     OH00091971076   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  8/4/2005     OH00091969930   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  8/4/2005     OH00091956337   UCC1             Banc of America Leasing & Capital LLC             Equipment under lease
  8/8/2005     OH00092011699   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  8/8/2005     OH00092011700   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  8/8/2005     OH00092022834   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  8/8/2005     OH00092011588   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  8/8/2005     OH00092011477   UCC1                  Ameritech Credit Corporation                 Equipment under lease
 8/11/2005      20052270236    AMEND                   Wilmington Trust Company                        Common stock
 8/11/2005      20052270234    AMEND                   Wilmington Trust Company                        Common stock
 8/12/2005     OH00092218354   UCC1                       Merc Exchange, LLC                      Equipment under lease
 8/22/2005      20052340574    AMEND                     D.L. Peterson trust                      Equipment under lease
 8/22/2005      20052340734    ASGN                    MB Financial Bank, N.A.                    Equipment under lease
 8/24/2005      20052380148    AMEND                     JPMorgan Chase Bank               Accounts, Inventory, Equipment, etc.
  9/1/2005     OH00092903923   UCC1                  Meridian Leasing Corporation                 Equipment under lease
  9/2/2005      20052500016    AMEND                     JPMorgan Chase Bank               Accounts, Inventory, Equipment, etc.


FILING DATE     FILE NUMBER   TYPE OF FILING              SECURED PARTY                          DESCRIPTION OF COLLATERAL
-----------     -----------   --------------              -------------                          -------------------------
   9/2/2005     20052500018    AMEND                     JPMorgan Chase Bank               Accounts, Inventory, Equipment, etc.
   9/2/2005     20052500022    AMEND                     JPMorgan Chase Bank               Accounts, Inventory, Equipment, etc.
   9/2/2005     20052500020    AMEND             Deutsche Bank Trust Company Americas      Accounts, Inventory, Equipment, etc.
   9/8/2005    OH00093109465   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
   9/8/2005    OH00093109910   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
   9/8/2005    OH00093110155   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
  9/13/2005    OH00093244683   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
  9/14/2005     20052640404    AMEND                   Wilmington Trust Company                      Purchased Assets
  9/14/2005     20052590274    AMEND                   Wilmington Trust Company                      Purchased Assets
  9/15/2005    OH00093240312   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  9/15/2005    OH00093255373   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  9/21/2005    OH00093521661   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
  9/21/2005    OH00093521772   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
  9/21/2005    OH00093522017   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
  9/22/2005    OH00093536844   UCC1                 Alexander Capital Corporation                 Equipment under lease
  9/29/2005    OH00093810018   UCC1                  CIT Technologies Corporation                 Equipment under lease
  9/29/2005    OH00093810341   UCC1                  CIT Technologies Corporation                 Equipment under lease
  9/29/2005    OH00093810674   UCC1                  CIT Technologies Corporation                 Equipment under lease
  10/4/2005    OH00093919230   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  10/4/2005    OH00093926871   UCC1                  Ameritech Credit Corporation                 Equipment under lease
 10/10/2005    OH00094093724   UCC1                 NMHG Financial Services, Inc.                 Equipment under lease
 10/10/2005     20052830148    AMEND                     D.L. Peterson trust                      Equipment under lease
 10/11/2005     20052850732    ASGN                  Meridian Leasing Corporation                 Equipment under lease
 10/12/2005    OH00094193069   UCC1                  Ameritech Credit Corporation                 Equipment under lease
 10/13/2005     20052860064    AMEND                     D.L. Peterson trust                      Equipment under lease
 10/27/2005    OH00094828349   UCC1                  Air Liquide Industrial US LP                  Plant and equipment
 10/27/2005    OH00094832287   UCC1                     Merrill Lynch Capital                     Equipment under lease
 10/28/2005    OH00094865468   UCC1                   Bharat Forge America, Inc.                  Inventory and property
 10/31/2005    OH00094959518   UCC1                  Barloworld Fleet Leasing LLC                 Equipment under lease
  11/2/2005    OH00095056272   UCC1                 Alexander Capital Corporation                 Equipment under lease
  11/3/2005    OH00095057062   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  11/3/2005    OH00095057173   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  11/3/2005    OH00095058963   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  11/3/2005    OH00095063035   UCC1                  Ameritech Credit Corporation                 Equipment under lease
  11/4/2005    OH00095198919   UCC1                 Alexander Capital Corporation                 Equipment under lease
  11/8/2005    OH00095356531   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
  11/9/2005    OH00095422916   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
 11/17/2005    OH00095684576   UCC1                Toyota Motor Credit Corporation                Equipment under lease
 11/17/2005    OH00095747358   UCC1                 Alexander Capital Corporation                 Equipment under lease
 11/18/2005     20053220104    AMEND                     D.L. Peterson trust                      Equipment under lease
 11/28/2005    OH00096007573   UCC1                 Alexander Capital Corporation                 Equipment under lease
  12/2/2005    OH00096164171   UCC1                  Ameritech Credit Corporation                 Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING               SECURED PARTY                         DESCRIPTION OF COLLATERAL
-----------     -----------   --------------               -------------                         -------------------------
  12/5/2005    OH00096257653   UCC1                 Toyota Motor Credit Corporation               Equipment under lease
  12/5/2005     20053390348    ASGN                     MB Financial Bank, N.A.                   Equipment under lease
  12/9/2005    OH00096495708   UCC1                  Alexander Capital Corporation                Equipment under lease
  12/9/2005    OH00096501127   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
  12/9/2005    OH00096501349   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
 12/16/2005    OH00096750639   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
 12/16/2005     20053500672    ASGN                     MB Financial Bank, N.A.                   Equipment under lease
 12/19/2005    OH00096807660   UCC1              ICX Corporation, now RBS Asset Finance           Equipment under lease
 12/20/2005     20053540912    ASGN                     MB Financial Bank, N.A.                   Equipment under lease
 12/21/2005     20053550262    AMEND                      D.L. Peterson trust                     Equipment under lease
   1/3/2006    OH00097350379   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
   1/6/2006    OH00097445986   UCC1                           QA Group LLC                        Equipment under lease
   1/6/2006    OH00097449257   UCC1                       Wells Fargo Foothill                    Equipment under lease
   1/6/2006    OH00097449368   UCC1                       Wells Fargo Foothill                    Equipment under lease
   1/6/2006     20060090368    ASGN                     MB Financial Bank, N.A.                   Equipment under lease
  1/10/2006     20060110672    AMEND                    Wilmington Trust Company           Accounts, Inventory, Equipment, etc.
  1/10/2006     20060110674    AMEND                    Wilmington Trust Company           Accounts, Inventory, Equipment, etc.
  1/10/2006     20060110666    AMEND                      JPMorgan Chase Bank              Accounts, Inventory, Equipment, etc.
  1/10/2006     20060110668    AMEND                      JPMorgan Chase Bank              Accounts, Inventory, Equipment, etc.
  1/10/2006     20060110670    AMEND                      JPMorgan Chase Bank              Accounts, Inventory, Equipment, etc.
  1/10/2006     20060110676    AMEND              Deutsche Bank Trust Company Americas     Accounts, Inventory, Equipment, etc.
  1/18/2006    OH00097847504   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
  1/20/2006    OH00097895646   UCC1                        Herc Exchange, LLC                     Equipment under lease
  1/23/2006    OH00098010976   UCC1                  Alexander Capital Corporation                Equipment under lease
  1/31/2006    OH00098247664   UCC1                    Butler Capital Corporation                 Equipment under lease
   2/2/2006     20060330746    ASGN                     MB Financial Bank, N.A.                   Equipment under lease
  2/14/2006     20060450176    ASGN                     MB Financial Bank, N.A.                   Equipment under lease
  2/28/2006    OH00099167685   UCC1            Hewlett-Packard Financial Services Company         Equipment under lease
   3/1/2006    OH00099194137   UCC1                 Toyota Motor Credit Corporation               Equipment under lease
   3/2/2006     20060610644    AMEND                      D.L. Peterson trust                     Equipment under lease
  3/13/2006    OH00099690361   UCC1                      Bostrom Seating, Inc.                    Equipment under lease
  3/14/2006    OH00099707025   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
  3/14/2006    OH00099707469   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
  3/14/2006    OH00099707803   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
  3/14/2006    OH00099708037   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
  3/15/2006     20060740220    AMEND                      D.L. Peterson trust                     Equipment under lease
  3/24/2006    OH00100052202   UCC1                   CIT Technologies Corporation                Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING               SECURED PARTY                         DESCRIPTION OF COLLATERAL
-----------     -----------   --------------               -------------                         -------------------------
 3/28/2006     OH00100212515   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
  4/7/2006      20060970234    AMEND                   Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
 4/11/2006      20061010318    AMEND                      D.L. Peterson trust                     Equipment under lease
 4/17/2006      20061080514    AMEND             ICX Corporation, now RBS Asset Finance           Equipment under lease
  5/1/2006     OH00101691085   UCC1                  Alexander Capital Corporation                Equipment under lease
  5/9/2006     OH00101918552   UCC1                   Meridian Leasing Corporation                Equipment under lease
  5/9/2006     OH00101920810   UCC1                   Meridian Leasing Corporation                Equipment under lease
 5/19/2006      20061390888    AMEND                    MB Financial Bank, N.A.                   Equipment under lease
 5/24/2006      20061450674    ASGN                     MB Financial Bank, N.A.                   Equipment under lease
 5/24/2006     OH00102582974   UCC1               General Electric Capital Corporation            Property and equipment
 5/26/2006     OH00102657569   UCC1                   Air Liquide Industrial US LP                Equipment under lease
  6/6/2006      20061570954    AMEND                    MB Financial Bank, N.A.                   Equipment under lease
 6/13/2006     OH00103256308   UCC1                    Ontario Credit Corporation          Accounts, Inventory, Equipment, etc.
 6/14/2006     OH00103238299   UCC1                   CIT Technologies Corporation                Equipment under lease
 6/15/2006      20061670576    AMEND                     Merrill Lynch Capital                    Equipment under lease
 6/19/2006      20061700492    AMEND                      D.L. Peterson trust                     Equipment under lease
 6/20/2006      20061711012    AMEND                 Alexander Capital Corporation                Equipment under lease
 6/20/2006      20061710936    AMEND                    MB Financial Bank, N.A.                   Equipment under lease
 6/20/2006      20061710424    AMEND                    MB Financial Bank, N.A.                   Equipment under lease
 6/20/2006      20061711002    AMEND                    MB Financial Bank, N.A.                   Equipment under lease
 6/20/2006      20061711004    AMEND                    MB Financial Bank, N.A.                   Equipment under lease
 6/20/2006      20061711006    AMEND                    MB Financial Bank, N.A.                   Equipment under lease
 6/20/2006      20061711008    AMEND                    MB Financial Bank, N.A.                   Equipment under lease
 6/20/2006      20061711010    AMEND                    MB Financial Bank, N.A.                   Equipment under lease
 6/20/2006      20061710428    AMEND                    MB Financial Bank, N.A.                   Equipment under lease
 6/23/2006     OH00103634855   UCC1             De Lage Landen Financial Services, Inc.           Equipment under lease
 6/23/2006     OH00103636879   UCC1             De Lage Landen Financial Services, Inc.           Equipment under lease
 6/26/2006      20061770506    AMEND           Harwick Standard Distribution Corporation                Chemicals
 6/27/2006     OH00103744767   UCC1                   Dell Financing Services L.P.                Equipment under lease
 6/30/2006      20061810230    AMEND                 Alexander Capital Corporation                Equipment under lease
 6/30/2006      20061810412    AMEND                 Alexander Capital Corporation                Equipment under lease
  7/7/2006      20061880154    AMEND                      D.L. Peterson trust                     Equipment under lease
 7/19/2006      20062001042    AMEND                      D.L. Peterson trust                     Equipment under lease
 7/21/2006      20062020322    AMEND                      D.L. Peterson trust                     Equipment under lease
 7/24/2006      20062051088    AMEND                      D.L. Peterson trust                     Equipment under lease
 7/24/2006     OH00104701708   UCC1                   AT&T Capital Services, Inc.                 Equipment under lease
 7/26/2006     OH00104847938   UCC1                  Alexander Capital Corporation                Equipment under lease
 7/26/2006     OH00104848940   UCC1                  Alexander Capital Corporation                Equipment under lease
 7/28/2006     OH00104867405   UCC1                   AT&T Capital Services, Inc.                 Equipment under lease
 7/28/2006     OH00104872466   UCC1                   AT&T Capital Services, Inc.                 Equipment under lease
 7/28/2006     OH00104872577   UCC1                   AT&T Capital Services, Inc.                 Equipment under lease
  8/3/2006      20062160472    AMEND                     Merrill Lynch Capital                    Equipment under lease
  8/8/2006     OH00105309191   UCC1                  Alexander Capital Corporation                Equipment under lease
  8/8/2006     OH00105309202   UCC1                  Alexander Capital Corporation                Equipment under lease
  8/8/2006     OH00105309313   UCC1                  Alexander Capital Corporation                Equipment under lease
  8/8/2006     OH00105309424   UCC1                  Alexander Capital Corporation                Equipment under lease
 8/11/2006      20062260764    ASGN                      Bank Financial, F.S.B.                   Equipment under lease
 8/11/2006      20062260762    ASGN                      Bank Financial, F.S.B.                   Equipment under lease
 8/11/2006      20062260760    ASGN                      Bank Financial, F.S.B.                   Equipment under lease
 8/11/2006      20062260758    ASGN                      Bank Financial, F.S.B.                   Equipment under lease
 8/11/2006     OH00105422151   UCC1                   Meridian Leasing Corporation                Equipment under lease


FILING DATE     FILE NUMBER   TYPE OF FILING              SECURED PARTY                          DESCRIPTION OF COLLATERAL
-----------     -----------   --------------              -------------                          -------------------------
  8/14/2006    OH00105449581   UCC1                  AT&T Capital Services, Inc.                  Equipment under lease
  8/14/2006    OH00105451738   UCC1                  AT&T Capital Services, Inc.                  Equipment under lease
  8/15/2006     20062280704    ASGN                 Alexander Capital Corporation                 Equipment under lease
  8/15/2006     20062280706    ASGN                 Alexander Capital Corporation                 Equipment under lease
  8/17/2006     20062290672    AMEND                     D.L. Peterson trust                      Equipment under lease
   9/5/2006    OH00106227976   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
   9/5/2006    OH00106227865   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
   9/6/2006     20062490796    AMEND           De Lage Landen Financial Services, Inc.            Equipment under lease
   9/6/2006     20062490792    AMEND           De Lage Landen Financial Services, Inc.            Equipment under lease
   9/6/2006    OH00106275674   UCC1                   Commonwealth Capital Corp.           Accounts, Inventory, Equipment, etc.
   9/6/2006    OH00106276020   UCC1                   Commonwealth Capital Corp.           Accounts, Inventory, Equipment, etc.
   9/6/2006    OH00106278599   UCC1                   Commonwealth Capital Corp.           Accounts, Inventory, Equipment, etc.
   9/6/2006    OH00106279490   UCC1                   Commonwealth Capital Corp.           Accounts, Inventory, Equipment, etc.
  9/13/2006    OH00106544554   UCC1                 Alexander Capital Corporation                 Equipment under lease
  9/13/2006    OH00106544665   UCC1                 Alexander Capital Corporation                 Equipment under lease
  9/15/2006    OH00106644900   UCC1                   Commonwealth Capital Corp.           Accounts, Inventory, Equipment, etc.
  9/15/2006    OH00106645467   UCC1                   Commonwealth Capital Corp.           Accounts, Inventory, Equipment, etc.
  9/15/2006    OH00106649516   UCC1                   Commonwealth Capital Corp.           Accounts, Inventory, Equipment, etc.
  9/29/2006     20062720762    ASGN                         IBM Credit LLC                        Equipment under lease
 10/23/2006    OH00107972512   UCC1                  Meridian Leasing Corporation                 Equipment under lease
 10/25/2005    OH00107977895   UCC1                     Chesapeake Funding LLC                    Equipment under lease
  11/1/2006    OH00108292248   UCC1               Cisco Systems Capital Corporation               Equipment under lease
 11/16/2006     20063200480    AMEND                    Chesapeake Funding LLC                    Equipment under lease
 11/20/2006    OH00109084359   UCC1                   CSA Financial Corporation                   Equipment under lease
 11/21/2006    OH00109137897   UCC1              General Electric Capital Corporation             Property and equipment
 12/11/2006    OH00109825836   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
 12/22/2006    OH00110214096   UCC1                    CIT Financial USA, Inc.                    Equipment under lease
 12/27/2006     20063610736    AMEND                    Chesapeake Funding LLC                    Equipment under lease
   1/2/2007     20070040326    AMEND                   Wilmington Trust Company            Accounts, Inventory, Equipment, etc.
   1/2/2007     20070040324    AMEND                   Wilmington Trust Company            Accounts, Inventory, Equipment, etc.
   1/2/2007     20070040322    AMEND                     JPMorgan Chase Bank               Accounts, Inventory, Equipment, etc.
   1/2/2007     20070040320    AMEND                     JPMorgan Chase Bank               Accounts, Inventory, Equipment, etc.
   1/2/2007     20070040318    AMEND                     JPMorgan Chase Bank               Accounts, Inventory, Equipment, etc.
   1/2/2007     20070040316    AMEND             Deutsche Bank Trust Company Americas      Accounts, Inventory, Equipment, etc.
  1/19/2007    OH00111131869   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.
  1/19/2007    OH00111131970   UCC1                   Ontario Credit Corporation           Accounts, Inventory, Equipment, etc.


FILING DATE    FILE NUMBER    TYPE OF FILING                  SECURED PARTY                      DESCRIPTION OF COLLATERAL
-----------    ------------   --------------                  -------------                      -------------------------
  2/5/2007     OH00111657459   UCC1                       CSA Financial Corporation               Equipment under lease
 2/12/2007     OH00111863113   UCC1                         Chesapeake Funding LLC                Equipment under lease
 2/22/2007     OH00112157743   UCC1                            EMC Corporation                    Equipment under lease
  3/5/2007     OH00112544300   UCC1                  General Electric Capital Corporation         Equipment under lease
  3/5/2007     OH00112544522   UCC1                  General Electric Capital Corporation         Equipment under lease
  3/5/2007     OH00112544633   UCC1                  General Electric Capital Corporation         Equipment under lease
  3/5/2007     OH00112544855   UCC1                  General Electric Capital Corporation         Equipment under lease
 3/19/2007      20070780164    AMEND                        Chesapeake Funding LLC                Equipment under lease
 3/23/2007     OH00113192748   UCC1                          Zeon Chemicals L.P.                  Equipment under lease

           GOODYEAR CANADA INC. - LIST OF PPSA (ALBERTA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                               REGISTRATION
      DEBTOR              SECURED PARTY           NUMBER                     COLLATERAL DESCRIPTION                     EXPIRY
--------------------  --------------------  -------------------  ------------------------------------------------  ----------------
Goodyear Canada Inc.  PHH Vehicle           98060125253          Various motor vehicles                            June 1, 2008
                      Management Services   03021007327
                      Inc.                  (amendment)
                                            03042803910
                                            (amendment)
                                            03051428989
                                            (renewal)
                                            04032201487
                                            (amendment)
                                            04061003135
                                            (amendment)
                                            04090123276
                                            (amendment)
                                            05101926805
                                            (amendment)
                                            06053102072
                                            (amendment)
                                            06082819886
                                            (amendment)

Goodyear Canada Inc.  Imperial Oil          94011715854          Inventory                                         January 17, 2019
                                            04010817627          Proceeds: All present and after-acquired
                      Imperial Oil Limited  (amendment &         personal property of the debtor of whatever
                                            renewal)             description or kind.
                      McColl-Frontenac
                      Petroleum Inc.        THIS REGISTRATION
                                            IS LISTED TWICE IN
                      Imperial Oil, a       THE SEARCH RESULTS.
                      Partnership of
                      Imperial Oil

                                               REGISTRATION
      DEBTOR              SECURED PARTY           NUMBER                   COLLATERAL DESCRIPTION                       EXPIRY
--------------------  --------------------  -----------------  ------------------------------------------------  ------------------
Goodyear Canada Inc.  Onset Capital         04091432015        Various equipment                                 September 14, 2010
                      Corporation

Goodyear Canada Inc.  Neon Products Ltd.    97080506682        Various signage                                   August 5, 2007

Goodyear Canada Inc.  Neon Products Ltd.    98022605111        Various signage                                   February 26, 2008

Goodyear Canada Inc.  Neon Products Ltd.    98022604940        Various signage                                   February 26, 2008

Goodyear Canada Inc.  Neon Products Ltd.    98022605467        Various signage                                   February 26, 2008

Goodyear Canada Inc.  Neon Products Ltd.    99030904793        Various signage                                   March 9, 2009

Goodyear Canada Inc.  Neon Products         99030904835        Various signage                                   March 9, 2008

Goodyear Canada Inc.  Dell Financial        99072707732        Various computer equipment Proceeds: All present  July 27, 2008
                      Services Canada Ltd.                     and after-acquired personal property

Goodyear Canada Inc.  Neon Products Ltd.    00011805918        Various signage                                   January 18, 2010

Goodyear Canada Inc.  Neon Products         00121901771        Various signage                                   December 19, 2010

Goodyear Canada Inc.  Neon Products         00121902027        Various signage                                   December 19, 2010

Goodyear Canada Inc.  IBM Canada Ltd.       01020513022        All present and after-acquired goods supplied by  February 5, 2008
                                            05012615513        the secured party, including without limitation,
                                            (renewal)          all office machines, office equipment, computer
                                                               hardware, software and ancillary products
                                                               supplied by the secured party, and all proceeds
                                                               therefrom regardless of the form of the
                                                               proceeds.

Goodyear Canada Inc.  Pattison Sign Group   02091813002        Various signage                                   September 18, 2012

Goodyear Canada Inc.  JP Morgan Chase       03032019329        All of the debtor's present and after-acquired    March 20, 2008
                      Bank, N.A.            04081908230        right, title and interest in the "ABL Facilities
                                            (amendment)        Collateral" which is defined.
                                            05040614926
                                            (amendment)

Goodyear Canada Inc.  Praxair Canada Inc.   03031709110        Various equipment                                 March 17, 2009
                                            03041524863
                                            (amendment)

Goodyear Canada Inc.  Pattison Sign Group   03051632663        Various signage                                   May 16, 2003

Goodyear Canada Inc.  Blanchette Neon       04010701813        Various signage                                   January 7, 2009
                      Limited

Goodyear Canada Inc.  Pattison Sign Group   04020427508        Various signage                                   February 4, 2014

Goodyear Canada Inc.  Wilmington Trust      04030923116        All of the debtor's present and after-acquired    March 9, 2014
                      Company                                  right, title and interest in the "Current Assets
                                                               Collateral" which is defined.

Goodyear Canada Inc.  Pattison Sign Group   04052836253        Various signage                                   May 28, 2014

Goodyear Canada Inc.  JP Morgan Chase       04081120919        All of the debtor's present and after-acquired    August 11, 2009
                      Bank, N.A.            04081908446        right, title and interest in the "ABL Facilities
                                            (amendment)        Collateral" which is defined.
                                            05040614967
                                            (amendment)




                                               REGISTRATION
      DEBTOR                SECURED PARTY         NUMBER                  COLLATERAL DESCRIPTION                     EXPIRY
--------------------  -----------------------  ------------  --------------------------------------------------  ------------------
Goodyear Canada Inc.  CSI Leasing Canada Ltd.  04082305717   Various equipment                                   August 23, 2009

Goodyear Canada Inc.  Pattison Sign Group      04110130319   Signage as per contracts LGY101900 and LGY101910    November 1, 2014
                                                             located at Fountain Tire Leduc 7126 Sparrow Drive,
                                                             Leduc, AB T9E 8A5

Goodyear Canada Inc.  CSI Leasing Canada Ltd.  04110507201   Various equipment                                   November 5, 2009

Goodyear Canada Inc.  CSI Leasing Canada Ltd.  04121616488   Various equipment                                   December 16, 2009

Goodyear Canada Inc.  General Electric         04122017991   Various motor vehicles                              December 20, 2007
                      Capital Leaseholder
                      CDA Inc.

Goodyear Canada Inc.  JPMorgan Chase Bank,     05040703901   All of the debtor's present and after-acquired      April 7, 2010
                      N.A.                                   right, title and interest in the following
                                                             property: Refer to search.

Goodyear Canada Inc.  Deutsche Bank Trust      05040703943   All of the debtor's present and after-acquired      April 7, 2010
                      Company Americas                       right, title and interest in the following
                                                             property: Refer to search.

Goodyear Canada Inc.  Wilmington Trust         05040703976   All of the debtor's present and after-acquired      April 7, 2010
                      Company                                right, title, and interest in the following
                                                             property: Refer to search.

Goodyear Canada Inc.  CSI Leasing Canada       05061023932   (1) Infocu LP70 projector, serial number            June 10, 2010
                      Ltd.                                   ACAN40900345 (including all repairs, accessories
                                                             and replacements) leased to lessee pursuant to
                                                             equipment schedule seven to master lease 190760
                                                             between the parties. Equipment location: 20 Meadow
                                                             Court, Cochrane, Alberta T4C 1N5

Goodyear Canada Inc.  Pattison Sign Group      05061437801   Signage as per contract 1GY100310 located at        June 14, 2015
                                                             Fountain Tire Northland 4911 Northland Drive NW,
                                                             Calgary, AB T2L 2K3

Goodyear Canada Inc.  Pattison Sign Group      05122211310   Signage as per contract 1TN192250                   December 22, 2015

Goodyear Canada Inc.  Pattison Sign Group      05122211393   Signage as per contracts LGY101950 and LGY101960    December 22, 2015
                                                             located at Fountain Tire Westlock 10843 100th
                                                             Street, Westlock, AB T7P 2S2

Goodyear Canada Inc.  Pattison Sign Group      06041737120   Signage as per contract LGY101990 located at        April 17, 2016
                                                             Fountain Tire 13450 97th Street NW, Edmonton, AB
                                                             T5E 4E1

Goodyear Canada Inc.  Pattison Sign Group      06092622452   Signage as per contract LGY101970 located at        September 26, 2016
                                                             Fountain Tire (Woodbine) Calgary, Alberta


Goodyear Canada Inc.  Pattison Sign Group      06092622742   Signage as per contract LGY102020 located at        September 26, 2016
                                                             Fountain Tire (Redcliff) 206 Dirkson Road NE,
                                                             Redcliff, Alberta

Goodyear Canada Inc.  Goodyear Engineered      06120823239   All of the debtor's right of title and interest     December 8, 2016
                      Products Canada Inc.                   in a  general security agreement dated December 9,
                                                             1991 granted by Belterra Corporation, formerly
                                                             know as Northern Belting Co. Ltd. to the debtor,
                                                             such general security agreement assigned by the
                                                             debtor to the secured party.

                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                     - LIST OF PPSA (ALBERTA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                                 REGISTRATION
      DEBTOR                SECURED PARTY          NUMBER                   COLLATERAL DESCRIPTION                      EXPIRY
---------------------  ------------------------  ------------  --------------------------------------------------  -----------------
Goodyear Engineered    PHH Vehicle               06111504178   All present and future motor vehicles (including,   November 15, 2011
Products Canada Inc.   Management Services Inc.                without limitation, passenger automobiles, vans,
                                                               trucks, truck-tractors, truck-trailers, truck-
                                                 07041600839    chassis and truck bodies), automotive equipment
Produits D'Ingenierie                            (amendment)   (including, without limitation, trailers, boxes
Goodyear Canada Inc.                                           and refrigeration units), material-handling
                                                               equipment and other goods (whether similar or
                                                               dissimilar to the foregoing) leased from time
Goodyear Engineered                                            to time by the secured party to the debtor,
Products Canada                                                together with in each case, all present and future
Inc./Produits                                                  parts, attachments, accessories and accessions
D'Ingenierie Goodyear                                          attached thereto or installed therein, and all
Canada Inc.                                                    proceeds as defined below) or of relating to any
                                                               of the foregoing.
                                                               Proceeds: all proceeds of any of
                                                               the above collateral in any form (including,
                                                               without limitation, goods, documents of title,
Produits D'Ingenierie                                          chattel paper, securities, instruments, money and
Goodyear Canada                                                intangibles (as each such term is defined in the
Inc./Goodyear                                                  Personal Property Security Act) derived directly
Engineered Products                                            or indirectly from any dealing with any of the
Canada Inc                                                     above collateral or any proceeds therof.

                                                               2007 Ford Explorer

                                                REGISTRATION
      DEBTOR                SECURED PARTY         NUMBER                   COLLATERAL DESCRIPTION                      EXPIRY
---------------------  -----------------------  ------------  --------------------------------------------------  -----------------
                                                              VIN: 1FMEU73E67UB20443

                                                              2007 Ford Explorer
                                                              VIN: 1FMEU73E87UB20444

                                                              2005 Ford Explorer
                                                              VIN: 1FMZU72K95UB83090

                                                              2004 Ford Explorer
                                                              VIN: 1FMEU73E46UA87019

      GOODYEAR CANADA INC. - LIST OF PPSA (BRITISH COLUMBIA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                            BASE
                                        REGISTRATION                                                  REGISTRATION
      DEBTOR            SECURED PARTY      NUMBER    CONTROL NUMBER   GENERAL COLLATERAL DESCRIPTION  LENGTH(YEARS)     EXPIRY
-------------------- ------------------ ------------ -------------- --------------------------------- ------------- ---------------
Goodyear Canada Inc. Neon Products Ltd. 7206354      B2459218       Double faced pylon, size          11            August 25, 2008
                                                                    3'6"xl7'9", reading "Goodyear";
                                                                    located at 525 North Road,
                                                                    Coquitlam, B.C.

Goodyear Canada Inc. PHH Vehicle        7682563      B2771167                                         5             June 1, 2008
                     Management         875395A      B5137144       See search.
                     Services Inc.      (amendment)
                                        037002B      B5304128
                                        (renewal)
                                        602423B      B5887842
                                        (amendment)
                                        690986C      B701682
                                        (amendment)
                                        038961D      B7369301
                                        (addition of

                                              BASE
                                          REGISTRATION  CONTROL                                    REGISTRATION
      DEBTOR             SECURED PARTY       NUMBER     NUMBER    GENERAL COLLATERAL DESCRIPTION   LENGTH (YEARS)     EXPIRY
-------------------- -------------------- ------------ -------- ---------------------------------- -------------- -----------------
                                          collateral)
                                          204913D      B7504184
                                          (amendment)

Goodyear Canada Inc. Dell Financial       8382228      B3263975 See search.                        5              July 27, 2008
                     Services Canada      176408B      B5447795
                                          (renewal)

Goodyear Canada Inc. Neon Products Ltd.   8469451      B3331966 See search.                        10             September 20, 2009

Goodyear Canada Inc. Neon Products Ltd.   8734506      B3543986 See search.                        10             February 23, 2010

Goodyear Canada Inc. Neon Products Ltd.   8734900      B3544247 See search.                        11             February 23, 2011

Goodyear Canada Inc. Neon Products Ltd.   9268108      B3972947 See search.                        9              January 17, 2010

Goodyear Canada Inc. Neon Products Ltd.   9268126      B3972968 See search.                        9              January 17, 2010

Goodyear Canada Inc. Neon Products Ltd.   033929A      B4370066 See search.                        10             October 26, 2011

Goodyear Canada Inc. Pattison Sign Group, 524786B      B5807659 Signage as per contract LGY101880  10             February 9, 2014
                     A division of Jim                          located at Fountain Tire, PO Box
                     Pattison Industries                        619, 150 Mile House, BC
                     Ltd.

Goodyear Canada Inc. Pattison Sign Group, 651257B      B5938328 Signage as per contract LGY101890  10             April 19, 2014
                     A Division of Jim                          located at 4931 Wellington Road,
                     Pattison Industries                        Nanaimo, BC V9T 2H5
                     Ltd.

Goodyear Canada Inc. Pattison Sign Group, 651278B      B5938352 Signage as per contracts LGY100391 10             April 19, 2014
                     A Division of Jim                          and LGY 100481 located at Fountain
                     Pattison Industries                        Tire, 610 Herald St., Victoria, BC
                     Ltd.                                       V8W 1S7

Goodyear Canada Inc. Pattison Sign Group, 034861C      B6334277 Signage as per contract LGY101920  10             November 11, 2014
                     A Division of Jim                          located at Fountain Tire 690
                     Pattison Industries                        Lansdowne St., Kamloops, BC
                     Ltd.                                       V2C 1Y4

Goodyear Canada Inc. Pattison Sign Group, 034921C      B6334338 Signage as per contract LGY618310  10             November 11, 2014
                     A Division of Jim                          located at Costal Tire 1498 Burton
                     Pattison Industries                        Road, Gibsons, BC VON 1V2
                     Ltd.

Goodyear Canada Inc. Pattison Sign Group, 343930C      B6652983 Signage as per contract LGY101940  10             May 12, 2015
                     A Division of Jim                          located at Fountain Tire, 1039
                     Pattison Industries                        Great Street, Prince George,
                     Ltd.                                       BC V2N 2K8

Goodyear Canada Inc. Pattison Sign Group, 948827C      B7276360 Signage as per contract LGY658730  10             April 17, 2016
                     A Division of Jim                          located at Fountain Tire, 100 Pine
                     Pattison Industries                        Crest Road, Quesnel, BC V2J 5W6
                     Ltd.

                                              BASE
                                          REGISTRATION  CONTROL                                    REGISTRATION
      DEBTOR             SECURED PARTY       NUMBER     NUMBER    GENERAL COLLATERAL DESCRIPTION   LENGTH (YEARS)        EXPIRY
-------------------- -------------------- ------------ -------- ---------------------------------- -------------   -----------------
Goodyear Canada Inc. Pattison Sign Group, 130530D      B7463538 Signage as per contract LGY102000  10              July 19, 2016
                     A Division of Jim                          located at Fountain Tire, BC
                     Pattison Industries                        Store, Quesnel, BC
                     Ltd.

Goodyear Canada Inc. Pattison Sign Group, 526376D      B7871006 Signage as per contract LGW666910  10              February 27, 2017
                     A Division of Jim                          located at Fountain Tire, 45960
                     Pattison Industries                        Airport Road, Chilliwack, BC V2P
                     Ltd.                                       1A2

Goodyear Canada Inc. Pattison Sign Group, 526401D      B7871047 Signage as per contract LGW670970  10              February 27, 2017
                     A Division of Jim                          located at Fountain Tire, 1620
                     Pattison Industries                        Tamarac Street, Campbell River,
                     Ltd.                                       BC V9W 3M6

                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                - LIST OF PPSA (BRITISH COLUMBIA) REGISTRATIONS
                         DATE SEARCHED: APRIL 18, 2007


                                              BASE                                                  REGISTRATION
                                          REGISTRATION  CONTROL                                        LENGTH
      DEBTOR             SECURED PARTY       NUMBER     NUMBER     GENERAL COLLATERAL DESCRIPTION      (YEARS)         EXPIRY
-------------------- -------------------- ------------ --------- ---------------------------------- ------------- -----------------
Goodyear Engineered  PHH Vehicle          349504D      B7689009  All present and future motor       5             November 15, 2011
Products Canada Inc. Management Services  613559D      B7960869  vehicles (including, without
                     Inc.                 (amendment)            limitation, passenger automobiles,
Produits D'Ingeniere                                             vans, trucks, truck-tractors,
Goodyear Canada Inc.                                             truck-trailers, truck-chassis and
                                                                 truck bodies), automotive
                                                                 equipment (including, without
                                                                 limitation,  trailers, boxes and
                                                                 refrigeration units), materials-
                                                                 handling equipment and other goods
                                                                 (whether similar or dissimilar to
                                                                 the foregoing) leased from time to
                                                                 time by the Secured Party to the
                                                                 Debtor, together with in each
                                                                 case, all present and

                                              BASE                                                  REGISTRATION
                                          REGISTRATION  CONTROL                                        LENGTH
      DEBTOR             SECURED PARTY       NUMBER     NUMBER     GENERAL COLLATERAL DESCRIPTION      (YEARS)          EXPIRY
-------------------- -------------------- ------------ --------- ---------------------------------- ------------- -----------------
                                                                 future parts, attachments,
                                                                 accessories and accessions
                                                                 attached thereto or installed
                                                                 therein, and all proceeds (as
                                                                 defined below) of or relating to
                                                                 any of the foregoing. Proceeds:
                                                                 All proceeds of any of the above
                                                                 collateral in any form (including,
                                                                 without limitation, goods,
                                                                 documents of title, chattel paper,
                                                                 securities, instruments, money and
                                                                 intangibles (as each such term is
                                                                 defined in the Personal Property
                                                                 Security Act)) derived directly
                                                                 or indirectly from any dealing
                                                                 with any of the above collateral
                                                                 or any proceeds thereof.

                                                                 Motor Vehicle Description:
                                                                 2004 Ford Explorer
                                                                 V.I.N.: 1FMZU72K14ZA64371


                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                 - LIST OF PPSA (BRITISH COLUMBIA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

No registrations found.

          GOODYEAR CANADA INC. - LIST OF PPSA (MANITOBA) REGISTRATIONS
                         DATE SEARCHED: APRIL 18, 2007

                                          REGISTRATION
       DEBTOR            SECURED PARTY       NUMBER                   COLLATERAL DESCRIPTION                           EXPIRY
-------------------- -------------------- ------------ ---------------------------------------------------------- ------------------
Goodyear Canada Inc. Pattison Sign Group, 200522797900 Signage as per contract 1TN192260 located at 11 Fultz      December 20, 2015
                     A Division of Jim                 Blvd., Winnipeg, Manitoba R3Y 1G4
                     Pattison Industries
                     Ltd.

Goodyear Canada Inc. CSI Leasing Canada   200506806908 (2) Lexmark E332TN Laser Printers, serial numbers S380DRWZ January 31, 2010
                     Ltd.                              and S380DRXW, and (1) Lexmark 4227 Plus Forms 4227 Plus
                                                       Dot Matrix Printer, serial number S2729717, (including all repairs, accessories, accessions and replacements) leased
                                                       to Lessee pursuant to Equipment Schedule Six to Master
                                                       Lease No. 190760 between the parties
                                                       Equipment Location:
                                                       11 Fultz Blvd; Fort Garry, MB R37 1G4

Goodyear Canada Inc. Pattison Sign Group, 200402060700 Signage as per contract LGY101840 located at Fountain      February 9, 2014
                     A Division of Jim                 Tire, 103 Main Street North, Gilbert Plains, MB R0L 0X0
                     Pattison Industries
                     Ltd.

Goodyear Canada Inc. Pattison Sign Group, 200309915908 Signage as per contract LGY 101320 located at Neepawa      May 15, 2007
                     A Division of Jim                 Tire, Hwy. #4, Neepawa, Manitoba R0J 1H0
                     Pattison Industries
                     Ltd.

Goodyear Canada Inc. Pattison Sign Group, 200300584607 Signage as per contract LGY 10161O located at Wes's Tire,  January 10, 2010
                     A Division of Jim                 215 Main Street, Carman, MB R0G 0J0
                     Pattison Industries
                     Ltd.

Goodyear Canada Inc. Pattison Sign Group, 200300559602 Signage as per contracts LGY 101310, LGY 101820 & LGY      January 9, 2013
                     A Division of Jim                 101830 located at Pitre Tire, 134 17th Street, The Pas, MB
                     Pattison Industries               R9A 1K3
                     Ltd.

Goodyear Canada Inc. IBM Canada Limited   200124303507 All present and after-acquired goods supplied by           July 16, 2008
                                          200511230712 the secured party, including without limitation,
                                          (amendment)  all office machines, office equipment, computer hardware, software and ancillary products supplied by the secured
                                                       party, and all proceeds therefrom regardless of the form
                                                       of the proceeds.

                                          REGISTRATION
       DEBTOR            SECURED PARTY       NUMBER                     COLLATERAL DESCRIPTION                         EXPIRY
-------------------- -------------------- ------------   -------------------------------------------------------  ------------------
Goodyear Canada Inc. Wilmington Trust     200505425200   See search for description.                              April 6, 2010
                     Company

Goodyear Canada Inc. Deutsche Bank Trust  200505425005   See search for description.                              April 6, 2010
                     Company Americas     200505560611
                                          (amendment)

Goodyear Canada Inc. JPMorgan Chase Bank, 200505424602   See search for description.                              April 6, 2010
                     N.A.

Goodyear Canada Inc. JPMorgan Chase Bank, 200414407403   See search for description.                              August 12, 2009
                     N.A.                 200414836312
                                          (amendment)
                                          200505403117
                                          (amendment)

Goodyear Canada Inc. Wilmington Trust     200403857601   See search for description.                              March 9, 2014
                     Company              200415300114
                                          (amendment)

Goodyear Canada Inc. JPMorgan Chase Bank, 200305452407   See search for description.                              March 20, 2008
                     N.A.                 200505403516
                                          (amendment)
                                          200414841014
                                          (amendment)

Goodyear Canada Inc. Neon Products        200205187900   One(l) 3'xl2' display                                    March 31, 2010

Russell Tire

Goodyear Canada Inc. Neon Products        200117352705   One double face pylon 5'xl8' display, one single faced   October 31, 2007

Russell Tire                              3'xl2' display

Goodyear Canada Inc. Neon Products        200117352403   One single face 3'xl2' display                           March 31, 2008

Killarney Tire

Goodyear Canada Inc. Pattison Sign Group  991004105555   One (1) 24'x3' horizontal display                        May 31, 2009

                                          200220668214
GP Tire                                   (amendment)

Goodyear Canada Inc. Dell Financial       990728106549   See search for description.                              July 28,  2010
                     Services Canada Ltd. 200315735814
                                          (amendment)
                                          200119506416
                                          (amendment)

                                          REGISTRATION
       DEBTOR            SECURED PARTY       NUMBER                   COLLATERAL DESCRIPTION                           EXPIRY
-------------------- -------------------- ------------ ---------------------------------------------------------- ------------------
Goodyear Canada Inc. PHH Vehicle          980602108559 See search for description.                                June 2, 2011
                     Management Services  200706352316
                     Inc.                 (amendment)
                                          200608639917
                                          (amendment)
                                          200520581811
                                          (amendment)
                                          200409227510
                                          (amendment)
                                          200404623914
                                          (amendment)
                                          200302703719
                                          (amendment)
                                          200204409616
                                          (amendment)
                                          200119479613
                                          (amendment)
                                          200001160515
                                          (amendment)
                                          000802102682
                                          (amendment)
                                          990302101540
                                          (amendment)

                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                     - LIST OF PPSA (MANITOBA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                       REGISTRATION
       DEBTOR           SECURED PARTY     NUMBER                   COLLATERAL DESCRIPTION                              EXPIRY
--------------------   --------------- ------------ ------------------------------------------------------------ ------------------
Goodyear Engineered    PHH Vehicle     200620776105 All present and future motor vehicles (including, without    November 12, 2011
Products Canada Inc.   Management      200706358918 limitation, passenger automobiles, vans, trucks,
                       Services Inc.   (amendment)  truck-tractors, truck-trailers, truck-chassis and truck
Produits D'Ingenierie                               bodies), automotive equipment (including, without
Goodyear Canada Inc.                                limitation, trailers, boxes and refrigeration units),
                                                    materials-handling equipment and other goods (whether
Goodyear Engineered                                 similar or dissimilar to the foregoing) leased from time to
Products Canada Inc. /                              time by the Secured Party to the Debtor, together with in
Produits D'Ingenierie                               each case, all present and future parts, attachments,
Goodyear Canada Inc.                                accessories and accessions attached thereto or installed
                                                    therein, and all proceeds (as defined below) of or relating
Produits D'Ingenierie                               to any of the foregoing. Proceeds: All proceeds of any of
Goodyear Canada Inc. /                              the above collateral in any form (including, without
Goodyear Engineered                                 limitation, goods, documents of title, chattel paper,
Products Canada Inc.                                securities, instruments, money and intangibles (as each such term is defined in the Personal Property Security Act))
                                                    derived directly or indirectly from any dealing with any of the above collateral or any proceeds thereof.

                                                    Motor Vehicle Description:
                                                    2004 Ford Explorer
                                                    V.I.N.: 1FMZU72K64ZA80534

                                                    2005 Ford Explorer
                                                    V.I.N.: 1FMZU72K65UB83077

                                                    2007 Ford Explorer
                                                    V.I.N.: 1FMEU73E77UA57000

        GOODYEAR CANADA INC. - LIST OF PPSA (NEW BRUNSWICK) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                       REGISTRATION
       DEBTOR          SECURED PARTY     NUMBER                   COLLATERAL DESCRIPTION                              EXPIRY
-------------------- ----------------- ------------ ------------------------------------------------------------ ------------------
Goodyear Canada Inc. Dell Financial    4983744      All Dell computer equipment and peripherals                  July 27, 2008
                     Services Canada   9961543      wherever located heretofore or hereafter leased to
                     Limited           (renewal)    Debtor by Secured Party pursuant to a mater lease
                                                    agreement no. 76467 together with all substitutions,
                                                    additions, accessions and replacements thereto and thereof now and hereafter installed in, affixed to, or used in
                                                    conjunction with such equipment and proceeds thereof
                                                    together with all rental or instalment payments, insurance proceeds, other proceeds and payments due or to become due and arising from or relating to such equipment. Proceeds:
                                                    all present and after-acquired personal property.

Goodyear Canada Inc. PHH Vehicle       3571548      All present and future motor vehicles (including, without    June 1, 2008
                     Management        9308377      limitation, passenger automobiles, trucks, truck tractors,
                     Services Inc.     (amendment)  truck trailers, truck chassis or bodies),
                                       9675425      automotive equipment (including,  without  limitation,
                                       (renewal)    trailers, boxes and refrigeration  units) and materials
                                       10767101     -handling equipment leased  from time to time by the Secured
                                       (amendment)  Party to the Debtor, together with all present and future
                                       12841284     attachments, accessions, appurtenances, accessories and
                                       (amendment)  replacement parts and all proceeds of or relating to the foregoing.

                                                    Serial Numbered Collateral
                                                    2004 Ford Freestar
                                                    V.I.N. 2FMZA55214BA98158

                                                    2005 Ford Explorer
                                                    V.I.N. 1FMZU72K45UB24061
                                                    2005 Ford Freestyle
                                                    V.I.N. 1FMZK04145GA75721

                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                  - LIST OF PPSA (NEW BRUNSWICK) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                       REGISTRATION
        DEBTOR          SECURED PARTY     NUMBER                   COLLATERAL DESCRIPTION                              EXPIRY
---------------------- --------------- ------------ ------------------------------------------------------------ ------------------
Goodyear Engineered    PHH Vehicle     14237432     All present and future motor vehicles (including, without    November 15, 2011
Products Canada Inc.   Management                   limitation, passenger automobiles, vans, trucks, truck-
                       Services Inc.                tractors, truck-trailers,  truck-chassis and truck bodies), automotive equipment (including, without limitation,
Produits D'Ingenierie                               trailers, boxes and refrigeration units), materials-handling
Goodyear Canada Inc.                                equipment and other goods (whether similar or dissimilar to the foregoing) leased from time to time by the Secured Party
Goodyear Engineered                                 to the Debtor, together with in each case, all present and
Products Canada Inc. /                              future parts, attachments, accessories and accessions
Produits D'Ingenierie                               attached thereto or installed therein, all all proceeds
Goodyear Canada Inc.                                (as defined below) or of relating to any of the foregoing.
                                                    Proceeds: All proceeds of any of the above
Produits D'Ingenierie                               collateral in any form (including, without limitation,
Goodyear Canada Inc. /                              goods, documents of title, chattel paper, securities,
Goodyear Engineered                                 instruments, money and intangibles (as each such term is
Products Canada Inc.                                defined in the Personal Property Security Act)) derived
                                                    directly of indirectly from any dealing with any of the
                                                    above collateral or any proceeds thereof.

        GOODYEAR CANADA INC. - LIST OF PPSA (NEWFOUNDLAND) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                       REGISTRATION
       DEBTOR          SECURED PARTY     NUMBER                   COLLATERAL DESCRIPTION                              EXPIRY
-------------------- ---------------   ------------ ------------------------------------------------------------ ------------------
Goodyear Canada Inc. PHH Vehicle       29392        Motor Vehicles (including without limitation, truck          January 5, 2010
                     Management        2405310      tractors, truck trailers, truck chasis or truck bodies),
                     Services Inc.     (amendment)  automotive equipment (including without limitation,
                                       2777588      trailers, boxes and refrigeration units) and materials-
                                       (amendment)  handling equipment leased by the Debtor from the Secured
                                       3832151      Party together with all attachments, accessions,
                                       (renewal)    appurtances, accessories or replacement parts. Proceeds; all
                                       4530653      of the Debtor's present and after acquired personal property
                                       (amendment)  including, without limitation, goods, securities, instruments, documents of title, chattel paper, intangibles and money.

                                                    Serial Numbered Collateral
                                                    2005 Ford Explorer
                                                    V.I.N. 1FMZU77KX5UB3180

Goodyear Canada Inc. Enseignes         5514990      One (1) Double Face Pylone measuring: 23'-l" x 18'-0"        February 22, 2017
                     Pattison Sign                  Location: 3840 Manitoba Road, Clarenville, NL
                     Group                          Contract: LNF141508

                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   - LIST OF PPSA (NEWFOUNDLAND) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                       REGISTRATION
       DEBTOR           SECURED PARTY     NUMBER                   COLLATERAL DESCRIPTION                              EXPIRY
---------------------- --------------- ------------ ------------------------------------------------------------ ------------------
Goodyear Engineered    PHH Vehicle     5341622      All present and future motor vehicles (including, without    November 15, 2011
Products Canada Inc.   Management                   limitation, passenger automobiles, vans, trucks, truck-
                       Services Inc.                tractors, truck-trailers, truck-chassis and truck bodies),
Produits D'Ingenierie                               automotive equipment (including, without limitation,
Goodyear Canada Inc.                                trailers, boxes and refrigeration units), materials-handling equipment and other goods (whether similar or dissimilar
Goodyear Engineered                                 to the foregoing) leased from time to time by the Secured
Products Canada Inc. /                              Party to the Debtor, together with, in each case, all
Produits D'Ingenierie                               present and future parts, attachments, accessories and
Goodyear Canada Inc.                                accessions attached thereto or installed therein, all
                                                    proceeds (as defined below) of or relating to any of the
Produits D'Ingenierie                               foregoing. Proceeds: All proceeds of any of the above
Goodyear Canada Inc. /                              collateral in any form (including, without limitation,
Goodyear Engineered                                 goods, documents of title, chattel paper, securities,
Products Canada Inc.                                instruments, money and intangibles (as each such term is
                                                    defined in the Personal Property Security Act) derived
                                                    directly of indirectly from any dealing with any of the
                                                    above collateral or any proceeds thereof.

         GOODYEAR CANADA INC. - LIST OF PPSA (NOVA SCOTIA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                       REGISTRATION
       DEBTOR          SECURED PARTY      NUMBER                  COLLATERAL DESCRIPTION                              EXPIRY
-------------------- ----------------- ------------ ------------------------------------------------------------ ------------------
Goodyear Canada Inc. Bank of Montreal  1138272      See search for description.                                  November 13, 2008

Goodyear Canada Inc. Dell Financial    2041864      All Dell computer equipment and peripherals wherever located July 27, 2008
                     Services Canada   7095662      heretofore or hereafter leased to Debtor by Secured Party
                     Limited           (renewal)    pursuant to a master lease agreement no. 76467 together with all substitutions, additions, accessions and replacements
                                                    thereto and thereof now and hereafter installed in, affixed to, or used in conjunction with such equipment and proceeds thereof together with all rental or instalment payments,
                                                    insurance proceeds, other proceeds and payments due or to
                                                    become due and arising from or relating to such equipment.
                                                    Proceesd: all present and after-acquired personal property.

Goodyear Canada Inc. PHH Vehicle       6423159      All present and future motor vehicles (including,            February 10, 2008
                     Management        7966338      without limitation, passenger automobiles, trucks, truck
                     Services Inc.     (amendment)  tractors, truck trailers, truck chassis oro truck bodies), automotive equipment (including, without limitation,
                                                    trailers, boxes and refrigeration units) and materials-
                                                    handling equipment leased from time to time by the Secured
                                                    Party to the Debtor, together with all present and future
                                                    attachments, accessions, appurtenances, accessories and
                                                    replacement parts, and all proceeds of or relating to any
                                                    of the foregoing.

                                                    Serial Numbered Collateral
                                                    2000 Ford Explorer
                                                    V.I.N. 1FMZU72E6YZC68888

Goodyear Canada Inc. PHH Vehicle       12355        All present and future motor vehicles (including,            November 4, 2007
                     Management        5991830      without limitation, passenger automobiles, trucks,
                     Services Inc.     (renewal)    truck tractors, truck trailers, truck chassis or
                                       7095975      truck bodies), automotive equipment (including,
                                       (amendment)  without

                                       REGISTRATION
       DEBTOR          SECURED PARTY      NUMBER                  COLLATERAL DESCRIPTION                              EXPIRY
-------------------- ----------------- ------------ ------------------------------------------------------------ ------------------
                                                    limitation, trailers, boxes and refrigeration units) and
                                                    materials-handling equipment leased from time to time by the
                                                    Secured Party to the Debtor, together with all present and future attachments, accessions, appurtenances, accessories and replacement parts, and all proceeds of or relating to
                                                    any of the foregoing

Goodyear Canada Inc. GE Capital        4703075      Serial Numbered Collateral                                   October 31, 2007
                     Vehicle and       11459922     2002 Ford F-250 4x2 SD
                     Equipment         (renewal)    V.I.N. 1FDNF20FX2EB42149
                     Leasing Inc.

                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   - LIST OF PPSA (NOVA SCOTIA) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                       REGISTRATION
       DEBTOR           SECURED PARTY     NUMBER                  COLLATERAL DESCRIPTION                            EXPIRY
---------------------- --------------- ------------ ---------------------------------------------------------- ------------------
Goodyear Engineered    PHH Vehicle     11764958     All present and future motor vehicles (including,          November 15, 2011
Products Canada Inc.   Management      12294344     without limitation, passenger automobiles, vans, trucks,
                       Services Inc.   (amendment)  truck-tractors, truck-trailers, truck-chassis and truck
Produits D'Ingenierie                               bodies), automotive equipment (including, without
Goodyear Canada Inc.                                limitation, trailers, boxes and refrigeration units),
                                                    materials-handling equipment and other goods
Goodyear Engineered                                 (whether similar or dissimilar to the foregoing) leased
Products Canada Inc./                               from time to time by the Secured Party to the Debtor,
Produits D'Ingenierie                               together with in each case, all present and future parts,
Goodyear Canada Inc.                                attachments, accessories and accessions attached
                                                    thereto or installed therein, all proceeds (as defined
Produits D'Ingenierie                               below) of or relating to any of the foregoing. Proceeds:
Goodyear Canada Inc./                               All proceeds of any of the above collateral in any form
Goodyear Engineered                                 (including, without limitation, goods, documents of title,
Products Canada Inc.                                chattel paper, securities, instruments, money and
                                                    intangibles (as each such term is defined in the Personal
                                                    Property Security Act) derived directly of indirectly from any dealing with any of the above collateral or any
                                                    proceeds therof.

                                                    Motor Vehicle Description:
                                                    2005 Ford Explorer
                                                    V.I.N.: 1FMZU72K45UB24061


           GOODYEAR CANADA INC.-LIST OF PPSA (ONTARIO) REGISTRATIONS
                       FILE CURRENCY DATE: APRIL 16, 2007

                                                                             COLLATERAL
                                                                           CLASSIFICATION/                          REGISTRATION
                                                                          FINANCING CHANGE    GENERAL COLLATERAL      PERIOD
          SECURED PARTY             FILE NUMBER    REGISTRATION NUMBER        STATEMENT          DESCRIPTION          (YEARS)
----------------------------------  -----------  -----------------------  -----------------  --------------------  ------------
Hewlett-Packard Financial Services  633095442    20070227 1436 8077 0443  Equipment, Other   Lease Agreement. Any  4 years
Canada Company                                                                               and all equipment,
                                                                                             tangible and          Expiry:
                                                                                             intangible, pursuant  February 27,
                                                                                             to Lease No. 80034,   2011
                                                                                             and all amounts
                                                                                             owing thereunder

Pattison Sign Group, a Division of  633095982    20070227 1535 2073 2377  Equipment, Other   Signage as per        5 years
Jim Pattison Industries Ltd.                                                                 contract LGC194000
                                                                                                                   Expiry:
                                                                                                                   February 27,
                                                                                                                   2012

Pattison Sign Group, a Division of  632582298    20070202 1519 2073 2366  Equipment, Other   Signage as per        10 years
Jim Pattison Industries Ltd.                                                                 contract 2GY183430
                                                                                             located at CDA Hose   Expiry:
                                                                                             Plant 101 Mountain    February 2,
                                                                                             Road, Collingwood,    2017
                                                                                             Ontario L9Y 3Z9

                                                                         COLLATERAL
                                                                       CLASSIFICATION/                         REGISTRATION
                                                                       FINANCING CHANGE  GENERAL COLLATERAL       PERIOD
          SECURED PARTY            FILE NUMBER   REGISTRATION NUMBER      STATEMENT         DESCRIPTION          (YEARS)
---------------------------------- ----------- ----------------------  ----------------- ------------------    --------------
Citicorp Vendor Finance, Ltd.      631622313   20061221 1156 1862 6726 Equipment, Other, Yes. Refer to search. 2 years
                                               20061227 1555 1862 6972 Motor Vehicle
                                               20070115 1202 186 27985 Included                                Expiry:
                                                                                                               December 21,
                                                                                                               2008

Citicorp Vendor Finance, Ltd.      630829224   20061123 1018 1862 4447 Equipment, Other, Yes. Refer to search  4 years
                                                                       Motor Vehicle
                                                                       Included                                Expiry:
                                                                                                               November 23,
                                                                                                               2010

Pattison Sign Group, a Division of 628918749   20060914 1636 20732341 Equipment, Other   Signage as per        10 years
                                                                                         contract
Jim Pattison Industries Ltd.                                                             LGY661910 located at
                                                                                         Royal Tire, 450 2nd   Expiry:
                                                                                         Avenue North,         September 14,
                                                                                         Sudbury, Ontario P3B  2016
                                                                                         4A4

Tandet Nationalease Ltd.           628928721   20060914 1944 1531 3599 Inventory,        This registration     7 years
                                                                       Equipment,        covers the units
                                                                       Motor Vehicle     listed along with all
                                                                       Included          attachments thereto   Expiry:
                                                                                         and the associated    September 14,
                                                                                         lease agreement and   2013
                                                                                         insurance policies
                                                                                         and proceeds thereof.
                                                                                         Complete description
                                                                                         of serial collateral
                                                                                         should read as 2007
                                                                                         Kenworth T800 TS
                                                                                         Sleeper W crane S/N
                                                                                         1XKDDB9X27J93095
                                                                                         9

                                                                                         Motor Vehicle
                                                                                         Description:
                                                                                         2007 Kenworth T800
                                                                                         TA Sleeper
                                                                                         V.I.N.:
                                                                                         1XKDDB9X27J93095
                                                                                         9


                                                                          COLLATERAL
                                                                         CLASSIFICATION/                              REGISTRATION
                                                                        FINANCING CHANGE      GENERAL COLLATERAL        PERIOD
         SECURED PARTY           FILE NUMBER    REGISTRATION NUMBER        STATEMENT             DESCRIPTION            (YEARS)
-------------------------------  -----------  -----------------------   ----------------  -------------------------   ------------
National Leasing Group Inc.      628516053    20060831 1619 6005 0050    Equipment        All floor sweeper of        4 years
                                              20070215 1414 6005 2110                     every nature or kind
                                                                                          described in lease          Expiry: August
                                                                                          number 2342720              31,2010
                                                                                          between the secured
                                                                                          party, as lessor and the
                                                                                          debtor as lessee, as
                                                                                          amended from time to time,
                                                                                          together with all
                                                                                          attachments, accessories
                                                                                          and substitutions.

                                                                                          TRANSFER BY DEBTOR WAS
                                                                                          REGISTERED FEBRUARY 15,
                                                                                          2007 TO TRANSFER THE
                                                                                          DEBTOR TO GOODYEAR
                                                                                          ENGINEERED PRODUCTS CANADA
                                                                                          INC.

PHH Vehicle Management Services  628385103    20060828 1942 1531 3570   Equipment,        All present and future      5 years
Inc.                                          20060829 1949 1531 6403   Other, Motor      motor vehicles (including,
                                              20061129 1939 1531 7172   Vehicle Included  without limitation,         Expiry: August
                                              20070416 1048 1529 2952                     passenger automobiles,      28, 2011
                                                                                          vans, trucks, truck-
                                                                                          tractors, truck-trailers,
                                                                                          truck chassis, and truck
                                                                                          bodies), automotive

                                                                       COLLATERAL
                                                                     CLASSIFICATION/                              REGISTRATION
                                                                    FINANCING CHANGE     GENERAL COLLATERAL         PERIOD
         SECURED PARTY          FILE NUMBER   REGISTRATION NUMBER      STATEMENT            DESCRIPTION             (YEARS)
------------------------------- ----------- ----------------------- ---------------- ---------------------------- ------------
                                                                                     equipment (including,
                                                                                     without limitation,
                                                                                     trailers, boxes and
                                                                                     refrigeration units),
                                                                                     materials-handling equipment
                                                                                     and other goods (whether
                                                                                     similar or dissimilar) to
                                                                                     the foregoing) leased from
                                                                                     time to time by the secured
                                                                                     party to the debtor,
                                                                                     together with, in each case,
                                                                                     all present and future
                                                                                     parts, attachments,
                                                                                     accessories and accessions
                                                                                     attached thereto or installed
                                                                                     therein, and all proceeds of
                                                                                     or relating to any of the
                                                                                     foregoing.
                                                                                     An amendment was
                                                                                     registered August 29, 2006
                                                                                     to add 37 motor vehicles.
                                                                                     Refer to search.

                                                                                     An amendment was
                                                                                     registered November
                                                                                     29, 2006 to add 2
                                                                                     motor vehicles. Refer
                                                                                     to search.

                                                                                     An amendment was
                                                                                     registered April 16,
                                                                                     2007 to add a motor
                                                                                     vehicle. Refer to
                                                                                     search.

                                                                       COLLATERAL
                                                                     CLASSIFICATION/                               REGISTRATION
                                                                    FINANCING CHANGE     GENERAL COLLATERAL           PERIOD
         SECURED PARTY          FILE NUMBER   REGISTRATION NUMBER      STATEMENT            DESCRIPTION               (YEARS)
------------------------------- ----------- ----------------------- ----------------- ---------------------------  -------------
Pattison   Sign Group, a        624487644   20060421 1524 2073 2298 Equipment, Other  Signage as per               10 years
Division of Jim Pattison                                                              contract LGY656900 located
Industries Ltd.                                                                       at 370 Main Street N.,       Expiry: April
                                                                                      Brampton, Ontario L6V 4A4    21, 2016


Master Lift Truck Service       624065238   20060406 1713 1462 5158 Equipment, Other, All goods supplied           6 years
Inc.                                                                Motor Vehicle     by the secured party         Expiry: April
                                                                    Included          pursuant to a lease          6, 2012
                                                                                      between the debtor and the
                                                                                      secured party, together with
                                                                                      all parts and accessories
                                                                                      thereto and accessions
                                                                                      thereto and all replacements
                                                                                      or substitutions for such
                                                                                      goods and proceeds thereof
                                                                                      (proceeds as defined in the
                                                                                      Personal Property Security
                                                                                      Act (ON)) and any insurance
                                                                                      proceeds resulting there
                                                                                      from.

Masterlift Truck Service Inc.   623803383   20060329 1544 1869 0303 Equipment, Other, Yes. Refer to search         5 years
                                                                    Motor Vehicle                                  Expiry: March
                                                                    Included                                       29, 2011

BDL Capital Inc.                622191438   20060123 1420 1869 0301 Equipment, Other, Yes. Refer to search         5 years
                                                                    Motor Vehicle                                  Expiry:
                                                                    Description                                    January 23,
                                                                                                                   2011

                                                               COLLATERAL
                                                             CLASSIFICATION/                                     REGISTRATION
                                                            FINANCING CHANGE        GENERAL COLLATERAL              PERIOD
   SECURED PARTY     FILE NUMBER     REGISTRATION NUMBER       STATEMENT               DESCRIPTION                  (YEARS)
-------------------- ------------ ------------------------ ------------------ ----------------------------- ----------------------
Pitney Bowes Global  621712728    20060103 1608 1651 2368  Inventory,         Meter, mailer, scale, rates,  2 years
Credit Services                                            Equipment,         power stacker. All items as
                                                           Accounts, Other    listed and defined under      Expiry: January 3, 2008
                                                                              Pitney Bowes contract numbers
                                                                              486219 & 486221.

Pattison Sign Group, 621393165    20051216 1610 2073 2259  Equipment, Other   Signage as per contract       10 years
a Division of Jim                                                             LGY203170 located at 370
Pattison Industries                                                           Industrial Road, Cambridge,   Expiry December 16, 2015
Ltd.                                                                          Ontario, N3H 5T7

National Leasing     620028999    20051027 1722 6005 6297  Equipment          All forklifts of every nature 6 years
Group Inc.                                                                    or kind described in lease
                                                                              number 2313714, between       Expiry: October 27, 2011
                                                                              the secured party, as lessor
                                                                              and the debtor as lessee,
                                                                              as amended from time to time,
                                                                              together with all
                                                                              attachments, accessories
                                                                              and substitutions.

Pattison Sign Group, 618312024    20050826 1039 2073 2218  Equipment, Other   Signage as per contract       10 years
a Division of Jim                                                             LGY203160 located at
Pattison Industries                                                           Industrial Road, Cambridge,   Expiry: August 26, 2015
Ltd.                                                                          Ontario

Pattison Sign Group, 618317208    20050826 1106 2073 2219  Equipment, Other   Signage as per contract       10 years
a Division of Jim                                                             LGY203180 located at 2090
Pattison Industries                                                           Riverside Drive, Timmins,     Expiry: August 26, 2015
Ltd.                                                                          Ontario, P4R 1M9


                                                               COLLATERAL
                                                            CLASSIFICATION/                                     REGISTRATION
                                                           FINANCING CHANGE       GENERAL COLLATERAL               PERIOD
   SECURED PARTY     FILE NUMBER   REGISTRATION NUMBER         STATEMENT              DESCRIPTION                  (YEARS)
-------------------- ----------- ------------------------ ------------------ -----------------------------  ---------------------
CSI Leasing Canada   615979494   20050610 1952 1531 7458  Equipment          (1) Lexmark X634 printer,      5 years
Ltd.                                                                         serial number 9914RLC
                                                                             (including all repairs,        Expiry: June 10, 2011
                                                                             accessories and replacements)
                                                                             leased to lessee pursuant to
                                                                             equipment schedule seven to
                                                                             master lease no. 190760
                                                                             between the parties.
                                                                             Equipment location: 450
                                                                             Kipling Avenue, Etobicoke,
                                                                             Ontario M8Z 5E1

National Leasing     615867318   20050608 1100 6005 4696  Equipment          All photocopies of every       6 years
Group Inc.                                                                   nature or kind described in
                                                                             lease number 2301824 between   Expiry: June 8, 2011
                                                                             Upper Canada Office Systems
                                                                             as original lessor and the
                                                                             debtor, as lessee, which
                                                                             lease was assigned by the
                                                                             original lessor to the
                                                                             secured party, as amended
                                                                             from time to time, together
                                                                             with all attachments,
                                                                             accessories and
                                                                             substitutions.

Pattison Sign Group, 615023955   20050511 1202 2073 2197  Equipment, Other   Signage as per contract        10 years
A Division of Jim                                                            LGY203150 located at 902A &
Pattison Industries                                                          902B Wallbridge-Loyalist       Expiry: May 11,2015
Ltd.                                                                         Road, Belleville, Ontario K8N
                                                                             4Z5

                                                                 COLLATERAL
                                                               CLASSIFICATION/                                     REGISTRATION
                                                              FINANCING CHANGE        GENERAL COLLATERAL              PERIOD
   SECURED PARTY      FILE NUMBER     REGISTRATION NUMBER        STATEMENT              DESCRIPTION                   (YEARS)
-------------------- -------------  ------------------------ ------------------ -----------------------------  ---------------------
Deutsche Bank Trust  613947726      20050406 0953 1590 6619  Inventory,         No                             5 years
Company Americas                    20050407 1041 1590 6690  Accounts, Other
                                    20061211 0851 1590 6756                     An amendment was registered    Expiry: April 6, 2010
                                                                                April 7, 2005 to amend the
                                                                                secured party address.

                                                                                A PARTIAL TRANSFER WAS
                                                                                REGISTERED DECEMBER 11, 2006
                                                                                TO TRANSFER THE DEBTOR TO
                                                                                GOODYEAR ENGINEERED PRODUCTS
                                                                                CANADA INC. PRODUITS
                                                                                D'INGENIERIE GOODYEAR CANADA
                                                                                INC., GOODYEAR ENGINEERED
                                                                                PRODUCTS CANADA INC. AND
                                                                                PRODUITS D'INGENIERIE
                                                                                GOODYEAR CANADA INC.

Wilmington Trust     613947906      20050406 1012 1590 6620  Inventory,         No                             5 years
Company                             20061211 0852 1590 6757  Accounts, Other
                                                                                A PARTIAL TRANSFER WAS         Expiry: April 6, 2010
                                                                                REGISTERED DECEMBER 11, 2006
                                                                                TO TRANSFER THE DEBTOR TO
                                                                                GOODYEAR ENGINEERED PRODUCTS
                                                                                CANADA INC. PRODUITS
                                                                                D'INGENIERIE GOODYEAR CANADA
                                                                                INC., GOODYEAR ENGINEERED
                                                                                PRODUCTS CANADA INC. AND
                                                                                PRODUITS D'INGENIERIE
                                                                                GOODYEAR CANADA INC.

                                                                COLLATERAL
                                                              CLASSIFICATION/                                      REGISTRATION
                                                             FINANCING CHANGE        GENERAL COLLATERAL               PERIOD
   SECURED PARTY      FILE NUMBER     REGISTRATION NUMBER       STATEMENT               DESCRIPTION                  (YEARS)
-------------------- ------------  ------------------------ ------------------ -----------------------------  ----------------------
JPMorgan Chase Bank, 613760868     20050331 0922 1590 6330  Inventory,         No                             5 years
N.A.                               20061211 0850 1590 6755  Accounts, Other
                                                                               A PARTIAL TRANSFER WAS         Expiry: March 31,2010
                                                                               REGISTERED DECEMBER 11, 2006
                                                                               TO TRANSFER THE DEBTOR TO
                                                                               GOODYEAR ENGINEERED PRODUCTS
                                                                               CANADA INC. PRODUITS
                                                                               D'INGENIERIE GOODYEAR CANADA
                                                                               INC., GOODYEAR ENGINEERED
                                                                               PRODUCTS CANADA INC. AND
                                                                               PRODUITS D'INGENIERIE
                                                                               GOODYEAR CANADA INC.

CSI Leasing Canada   611429337     20041216 451 1530 4562   Equipment          Yes                            5
Ltd.

Pattison Sign Group, 611251371     20041209 1419 2073 2146  Equipment, Other   Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group, 611251866     20041209 1455 2073 2148  Equipment, Other   Yes                            10
A Division of Jim
Pattison Industries
Ltd.

CSI Leasing Canada   611034651     20041201 1456 1530 9753  Equipment          Yes                            5
Ltd.

CSI Leasing Canada   610392735     20041105 1450 1530 2904  Equipment          Yes                            5
Ltd.

Pattison Sign Group, 610084782     20041026 1324 2073 2123  Equipment, Other   Signage as per contracts       10 years
a Division of Jim                                                              LGY202601 and LGY615130
Pattison Industries                                                            located at Benson Commercial   Expiry: October
Ltd.                                                                           Tire/Jiffy Tire RR#5,          26, 2014
                                                                               Belleville, Ontario

                                                               COLLATERAL
                                                             CLASSIFICATION/                                     REGISTRATION
                                                            FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY      FILE NUMBER   REGISTRATION NUMBER        STATEMENT               DESCRIPTION                  (YEARS)
-------------------- ------------ ------------------------ ------------------  -----------------------------  ------------------
Pattison Sign Group, 610085088    20041026 1354 2073 2130  Equipment, Other    Signage as per contract        10 years
a Division of Jim                                                              LGY615020 located at 135
Pattison Industries                                                            Davis Drive, Newmarket,        Expiry: October
Ltd.                                                                           Ontario L3Y 2N3                26, 2014

CSI Leasing Canada   609996582    20041021 1946 1531 8263  Equipment           (1) IBM 9406-520, (1)          5 years
Ltd.                                                                           IBM 3581-L2 and (1) IBM
                                                                               6400-110, (including all       Expiry: October
                                                                               repairs, accessories,          21, 2009
                                                                               accessions and replacements)
                                                                               leased to lessee pursuant to
                                                                               equipment schedule three to
                                                                               master lease no. 190760
                                                                               between the parties.
                                                                               Equipment location - R.R. #7,
                                                                               Napanee, Ontario, K7R 3L2

Xerox Canada Ltd.    608889015    20040910 1406 1462 3660  Equipment, Other    No                             6 years

                                                                                                              Expiry: September
                                                                                                              10, 2010

                                                                  COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                               FINANCING CHANGE         GENERAL COLLATERAL              PERIOD
   SECURED PARTY      FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
-------------------- -------------  ------------------------  ------------------  -----------------------------  -------------------
JPMorgan Chase Bank, 608054499      20040811 1043 1590 5932   Inventory,          No                             5 years
N.A.                                20050331 0923 1590 6332   Accounts, Other
                                    20061211 0849 1590 6754                       An amendment was registered    Expiry: August
                                                                                  March 31, 2005 to amend the    11, 2009
                                                                                  secured party name and
                                                                                  address.

                                                                                  A PARTIAL TRANSFER WAS
                                                                                  REGISTERED DECEMBER 11, 2006
                                                                                  TO TRANSFER THE DEBTOR TO
                                                                                  GOODYEAR ENGINEERED PRODUCTS
                                                                                  CANADA INC. PRODUITS
                                                                                  D'INGENIERIE GOODYEAR CANADA
                                                                                  INC., GOODYEAR ENGINEERED
                                                                                  PRODUCTS CANADA INC. AND
                                                                                  PRODUITS D'INGENIERIE
                                                                                  GOODYEAR CANADA INC.

Sharp Electronics of 605293227      20040507 1407 7029 7040   Equipment, Other    No                             7 years
Canada Ltd.
                                                                                                                 Expiry: May 7, 2011


CSI Leasing Canada   605232567      20040505 1948 1531 4618   Equipment           (1) Lexmark X634, serial       5 years
Ltd.                                20040823 1446 1530 6535                       number 99-14RLC, (including
                                                                                  all repairs, accessories and   Expiry: May 5, 2009
                                                                                  replacements) leased to
                                                                                  lessee pursuant to equipment
                                                                                  schedule two to master lease
                                                                                  no. 190760. Equipment
                                                                                  location - 450 Kipling
                                                                                  Avenue, Etobicoke, ON M8Z 5E1

                                                                                  An amendment was registered
                                                                                  August 23, 2004 to amend the
                                                                                  general collateral
                                                                                  description.

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
Tandet Nationalease   603823248      20040316 1949 1531 4748   Equipment           Yes                            8
Ltd.

Tandet Nationalease   603823257      20040316 1949 1531 4749   Equipment           Yes                            8
Ltd.

Pattison Sign Group,  603782712      20040315 1525 2073 2057   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603782748      20040315 1530 2073 2058   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603782811      20040315 1535 2073 2059   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603783108      20040315 1603 2073 2060   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603783216      20040315 1616 2073 2061   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603783288      20040315 1621 2073 2062   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603783378      20040315 1625 2073 2063   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603783468      20040315 1630 2073 2064   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603783504      20040315 1634 2073 2065   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603783558      20040315 1638 2073 2066   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

CSI Leasing Canada    603695691      20040311 1052 1529 8293   Equipment           Yes                            5
Ltd.

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
Wilmington Trust      603645984      20040309 1610 1590 9235   Inventory,          Yes                            10
Company                              20061211 0848 1590 6753   Accounts, Other
                                                                                   A PARTIAL TRANSFER WAS
                                                                                   REGISTERED DECEMBER 11, 2006
                                                                                   TO TRANSFER THE DEBTOR TO
                                                                                   GOODYEAR ENGINEERED PRODUCTS
                                                                                   CANADA INC. PRODUITS
                                                                                   D'INGENIERIE GOODYEAR CANADA
                                                                                   INC., GOODYEAR ENGINEERED
                                                                                   PRODUCTS CANADA INC. AND
                                                                                   PRODUITS D'INGENIERIE
                                                                                   GOODYEAR CANADA INC.

Pattison Sign Group,  603463869      20040302 1636 2073 2040   Equipment, Other    Yes                            10
A Division of Jim                    (10 years)
Pattison Industries
Ltd.

Pattison Sign Group,  603463905      20040302 1640 2073 2041   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603463932      20040302 1643 2073 2042   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603463959      20040302 1647 2073 2043   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603464013      20040302 1652 2073 2044   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  603464049      20040302 1655 2073 2045   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

National Leasing      603312804      20040225 1010 6005 8788   Equipment           Yes                            6
Group Inc. L#
2248482

Pattison Sign Group,  602707563      20040127 1404 2073 2024   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  602707608      20040127 1408 2073 2025   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
Pattison Sign Group,  602707653      20040127 1418 2073 2026   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  602707725      20040127 1422 2073 2027   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  602707752      20040127 1422 2073 2028   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  602707779      20040127 1428 2073 2029   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  602707797      20040127 1431 2073 2030   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  602707815      20040127 1434 2073 2031   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  602707842      20040127 1437 2073 2032   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  602707887      20040127 1440 2073 2033   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd,

Pattison Sign Group,  602690535      20040126 1645 2073 2023   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Tandet Nationalease   602499438      20040115 1950 1531 5584   Equipment, Motor    Yes                            8
Ltd.                                                           Vehicles

Pattison Sign Group,  602450109      20040114 1023 2073 1996   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  602434602      20040113 1651 2073 1995   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Citicorp Vendor       600925842      20031112 1030 7029 4045   Equipment, Other,   Yes                            6
Finance, Ltd.                        20040930 1531 7029 9617   Motor Vehicles

                                                                                   An amendment was registered
                                                                                   September 30, 2004 to add
                                                                                   motor vehicles.

National Leasing      600547023      20031028 1020 6005 7243   Equipment           Yes                            6
Group Inc. L#
2230656

National Leasing      600547131      20031028 1033 6005 7244   Equipment           Yes                            6
Group Inc. L#
2230656

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
National Leasing      600071787      20031008 1201 6005 7010   Equipment           Yes                            6
Group Inc. L#
2230656

National Leasing      898732629      20031001 1223 6005 6907   Equipment           Yes                            7
Group Inc. L#
2227114

Pattison Sign Group,  897617376      20030826 1326 2073 1972   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Caterpillar           897475878      20030821 1038 8077 7660   Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

Caterpillar           897222708      20030811 1714 8077 7377   Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

Caterpillar           897080544      20030806 1437 8077 7252   Equipment, Other    Yes                            5
Financial Services
Limited

Caterpillar           897080562      20030806 1437 8077 7254   Equipment, Other    Yes                            5
Financial Services
Limited

Caterpillar           896773644      20030725 1658 8077 6882   Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

Caterpillar           896773653      20030725 1658 8077 6883   Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

Pattison Sign Group,  896568642      20030721 1606 2073 1954   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Pattison Sign Group,  896568669      20030721 1609 2073 1955   Equipment, Other    Yes                            10
A Division of Jim
Pattison Industries
Ltd.

Caterpillar           896381127      20030715 1037 8077 6361   Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

Caterpillar           896374899      20030714 17223 8077 6326  Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

Caterpillar           896374908      20030714 1723 8077 6327   Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

Caterpillar           896374917      20030714 1723 8077 6328   Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

Caterpillar           895236237      20030609 1809 8077 5009   Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

Caterpillar           895087332      20030605 0955 8077 4849   Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

Caterpillar           895087341      20030605 0955 8077 4850   Equipment, Other,   Yes                            4
Financial Services                                             Motor Vehicles
Limited

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
JP Morgan Chase       892612728      20030320 1222 1590 3509   Inventory,          Yes                            5
Bank, N.A.                           20030402 1428 1590 4137   Accounts, Other
                                     20050331 0922 1590 6331                       An amendment was registered
                                     20061211 0847 1590 6752                       April 2, 2003 to amend the
                                                                                   collateral classification.

                                                                                   An amendment was registered
                                                                                   March 31, 2005 to amend the
                                                                                   secured party name and
                                                                                   address.

                                                                                   A PARTIAL TRANSFER WAS
                                                                                   REGISTERED DECEMBER 11, 2006
                                                                                   TO TRANSFER THE DEBTOR TO
                                                                                   GOODYEAR ENGINEERED PRODUCTS
                                                                                   CANADA INC. PRODUITS
                                                                                   D'INGENIERIE GOODYEAR CANADA
                                                                                   INC., GOODYEAR ENGINEERED
                                                                                   PRODUCTS CANADA INC. AND
                                                                                   PRODUITS D'INGENIERIE
                                                                                   GOODYEAR CANADA INC.

Pattison Sign Group,  891758952      20030218 1427 2073 1905   Equipment, Other    Yes                            10
a Division of Jim
Pattison Industries
Ltd.

IBM Canada Limited    890215668      20021218 1818 1531 0189   Equipment,          Yes                            3
                                     20051129 1947 1531 0087   Accounts, Other
                                                                                   3-year renewal was registered  Expiry: December
                                                                                   November                       18, 2008
                                                                                   29, 2005.

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
CIT Financial Ltd.    886580793      20020821 1630 1616 7293   Inventory,          No                             5
                                                               Equipment,
                                                               Accounts, Other,
                                                               Motor Vehicle
                                                               included

Neon Products, a      884247588      20020611 1412 2073 1820   Equipment, Other,   Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      883471203      20020522 1635 2073 1797   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      883471212      20020522 1635 2073 1798   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      883471221      20020522 1635 2073 1799   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      883471239      20020522 1635 2073 1800   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      880390107      20020206 1432 2073 1764   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      880390116      20020206 1432 2073 1765   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      879980175      20020123 1341 2073 1739   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Nexcap Finance        878225571      20011123 1812 1531 5952   Equipment,          Yes                            2
Corporation                          20020510 1914 1530 8141   Accounts, Other
                                     20041027 1452 1530 3429                       An amendment was registered    Expiry: November
                                     20061102 1456 1530 8509                       May 10, 2002 to add            23, 2007
                                                                                   "Accounts" to the collateral
                                                                                   classification.

                                                                                   2-year renewal was registered
                                                                                   October 27, 2004.

                                                                                   1-year renewal was registered
                                                                                   November 2, 2006.

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
Neon Products, a      877801041      20011108 1125 2073 1715   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      877801059      20011108 1125 2073 1716   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      877132791      20011017 1028 2073 1697   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      876260124      20010914 1634 2073 1679   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

865331 Ontario        085972905      20010816 1023 0043 1025   Equipment, Other    Yes                            10
Limited carrying on
business as Signage
Systems

865331 Ontario        085972914      20010816 1023 0043 1026   Equipment, Other    Yes                            10
Limited carrying on
business as Signage
Systems

Neon Products, a      874584081      20010719 1028 2073 1635   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      874584099      20010719 1028 2073 1636   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

Neon Products, a      874584108      20010719 1028 2073 1637   Equipment, Other    Yes                            10
Division of Jim
Pattison Industries
Ltd.

IBM Canada Limited    874472616      20010716 1750 1531 7302   Equipment,          Yes                            3
                                     AS 20040622 1943 1531     Accounts, Other
                                     6179
                                                                                   3-year renewal was registered
                                                                                   June 22, 2004

Neon Products         871517079      20010417 1023 2073 1398   Equipment, Other    Yes                            10

865331 Ontario        085972878      20010402 1020 0043 4016   Equipment, Other    Yes                            10
Limited carrying on
business as Signage
Systems

865331 Ontario        085972887      20010402 1020 0043 4015   Equipment, Other    Yes                            10
Limited carrying on
business as Signage
Systems

Associates Capital    871120548      20010402 1750 1531 3226   Equipment, Other    No                             8
Limited

Neon Products         870470388      20010308 1449 2073 1379   Equipment, Other    Yes                            10

Neon Products         870470397      20010308 1449 2073 1380   Equipment, Other    Yes                            10

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
Neon Products         869925537      20010214 1431 2073 1368   Equipment, Other    Yes                            10

Neon Products         868913334      20010108 1640 2073 1340   Equipment, Other    Yes                            10

Neon Products         868066578      20001204 1440 2073 1311   Equipment, Other    Yes                            10

Neon Products         866628576      20001016 1035 2073 1292   Equipment, Other    Yes                            10

Neon Products         866086398      20000926 1642 2073 1279   Equipment, Other    Yes                            10

Neon Products         865660734      20000913 0938 2073 1266   Equipment, Other    Yes                            10

National Leasing      863982207      20000720 1050 6005 0982   Equipment           No                             5
Group Inc. L#2085590

IBM Canada Ltd.       862970499      20000619 1501 1530 5589   Equipment,          No                             4
                                     20040526 1056 1529 9611   Accounts, Other
                                                                                   4-year renewal was registered
                                                                                   May 26, 2004.

Neon. Products        861778332      20000512 1343 2073 1218   Equipment, Other    Yes                            10

Neon Products         860842872      20000412 1021 2073 1202   Equipment, Other    Yes                            10

Neon Products         860409639      20000329 1137 2073 1178   Equipment, Other    Yes                            10

Neon Products         859041864      20000207 1429 2073 1161   Equipment, Other    Yes                            10

Neon Products         859041873      20000207 1429 2073 1162   Equipment, Other    Yes                            10

IBM Canada Ltd.       857158722      19991129 1819 1531 4326   Equipment,          No                             4
                                     20020513 1842 1531 3171   Accounts, Other
                                     20041029 1942 1531 8694                       2-year renewal was registered
                                                                                   May 13, 2002.

                                                                                   3-year renewal was registered
                                                                                   October 29, 2004.

Neon Products         856968399      19991122 1535 2073 1022   Equipment, Other    Yes                            10

Neon Products         855752139      19991013 1140 2073 1011   Equipment, Other    Yes                            10

Neon Products Ltd.    854788653      19990910 1213 2073 0976   Equipment, Other    Yes                            10

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
Dell Financial        853437726      19990727 1434 1530 1387   Equipment,          No                             5
Services Canada                      20030723 1443 8077 6760   Accounts, Other
Limited                              20070206 1044 8077 8022                       4-year renewal was registered  Expiry: July 27,
                                                                                   July 23, 2003.                 2008

                                                                                   AN AMENDMENT WAS REGISTERED
                                                                                   FEBRUARY 6, 2007 TO ADD
                                                                                   DEBTORS: GOODYEAR ENGINEERED
                                                                                   PRODUCTS CANADA INC.,
                                                                                   PRODUITS D'INGENIERIE
                                                                                   GOODYEAR CANADA INC. AND
                                                                                   GOODYEAR ENGINEERED PRODUCTS
                                                                                   CANADA INC. PRODUITS
                                                                                   D'INGENIERIE GOODYEAR CANADA
                                                                                   INC.

Neon Products         850265694      19990421 1409 2073 0923   Equipment, Other    Yes                            10

Neon Products         850265703      19990421 1409 2073 0924   Equipment, Other    Yes                            10

Neon Products         850265712      19990421 1409 2073 0925   Equipment, Other    Yes                            10

Neon Products         850265721      19990421 1409 2073 0926   Equipment, Other    Yes                            10

Neon Products         850265739      19990421 1409 2073 0927   Equipment, Other    Yes                            10

Neon Products         850265748      19990421 1409 2073 0928   Equipment, Other    Yes                            10

Neon Products         850265757      19900421 1409 2073 0929   Equipment, Other    Yes                            10

Neon Products         850265766      19990421 1409 2073 0930   Equipment, Other    Yes                            10

Neon Products         848602755      19990222 1046 2073 0863   Equipment, Other    Yes                            10

Neon Products         848602764      19990222 1046 2073 0864   Equipment, Other    Yes                            10

Neon Products         844634106      19980923 1016 2073 0788   Equipment, Other    Yes                            10

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
Neon Products         844634115      19980923 1016 2073 0789   Equipment, Other    Yes                            10

Neon Products         844634124      19980923 1016 2073 0790   Equipment, Other    Yes                            10

Neon Products Ltd.    841887693      1998061811182073 0736     Equipment, Other    Yes                            10

Neon Products Ltd.    841887738      1998061811182073 0740     Equipment, Other    Yes                            10

Neon Products Ltd.    838850202      19980310 1433 2073 0691   Equipment, Other    Yes                            10

Neon Products Ltd.    838850211      19980310 1433 2073 0692   Equipment, Other    Yes                            10

Neon Products Ltd.    834583734      1997092311322073 0615     Equipment, Other    Yes                            10

Neon Products Ltd.    834583743      1997092311322073 0616     Equipment, Other    Yes                            10

Neon Products Ltd.    831509127      19970606 0913 2073 0546   Equipment, Other    Yes                            10

PHH Vehicle           802487079      19921001 2147 1513 2926   Equipment, Other,   Yes                            4
Management Services                  19960905 1855 1529 9938   Motor Vehicle
Inc.                                 19990910 1043 1529 1546   included            3-year renewal was             Expiry: October
                                     19990910 1043 1529 1547                       registered September 5,        1, 2009
                                     20030210 1830 1531 5482                       1996.
                                     20030721 1055 1529 5431
                                     20040805 1947 1531 3275                       5-year renewal was
                                     20040902 1952 1531 1770                       registered September
                                     20040920 1947 1531 2518                       10, 1999.
                                     20050218 1940 1531 9469
                                     20050311 1945 1531 7428                       An amendment was
                                     20050719 1458 1530 1142                       registered September
                                     20050831 1953 1531 0751                       10, 1999 to add a
                                     20060616 1455 1530 8587                       general collateral
                                     20070124 1940 1531 7353                       description:
                                                                                   All present and future motor
                                                                                   vehicles (including, without
                                                                                   limitation, passenger
                                                                                   automobiles, trucks, truck
                                                                                   tractors, truck trailers,
                                                                                   truck chassis, or truck
                                                                                   bodies),

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
                                                                                   automotive equipment
                                                                                   (including, without
                                                                                   limitation, trailers, boxes,
                                                                                   and refrigeration units),
                                                                                   and materials-handling
                                                                                   equipment leased from time
                                                                                   to time by the secured party
                                                                                   to the debtor, together with
                                                                                   all present and future
                                                                                   attachments, accessions,
                                                                                   appurtenances, accessories
                                                                                   and replacement parts, and
                                                                                   all proceeds of or relating
                                                                                   to any of the foregoing.

                                                                                   An amendment was registered
                                                                                   February 10, 2003 to add
                                                                                   motor vehicle description.
                                                                                   Refer to search.

                                                                                   An amendment was registered
                                                                                   to amend the secured party
                                                                                   name.

                                                                                   A partial discharge was
                                                                                   registered August 5, 2004.

                                                                                   5-year renewal was registered
                                                                                   September 2, 2004.

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
                                                                                   A partial discharge was
                                                                                   registered September 20,
                                                                                   2004.

                                                                                   A partial discharge was
                                                                                   registered February 18, 2005.

                                                                                   A partial discharge was
                                                                                   registered March 11, 2005.

                                                                                   A partial discharge was
                                                                                   registered July 19, 2005.

                                                                                   A partial discharge was
                                                                                   registered August 31, 2005.

                                                                                   An amendment was registered
                                                                                   June 16, 2006 to add motor
                                                                                   vehicles. Refer to search.

                                                                                   A partial discharge was
                                                                                   registered January 24, 2007.
Triathlon Leasing     428212368      19920910 0833 0043 6594   Equipment, Other,   No                             3
Inc.                                 19941026 2142 1254 1577   Motor Vehicle


                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
-------------------- --------------  ------------------------  ------------------  -----------------------------  ------------------
General Electric                     20020603 1547 1254 9047                       An amendment was registered    Expiry: September
Capital Canada                       20020903 1053 12549177                        October 26, 1994 to add a      10, 2011
Leasing Inc.                         20020903 1559 1254 9190                       secured party.

                                                                                   6-year renewal was registered
                                                                                   June 3, 2002.

                                                                                   3-year renewal was registered
                                                                                   September 3, 2002.

                                                                                   AN AMENDMENT WAS REGISTERED
                                                                                   SEPTEMBER 3, 2002 TO CHANGE
                                                                                   THE DEBTOR NAME TO FOUNTAIN
                                                                                   TIRE CORPORATION.

PHH Vehicle          802346094       19920824 2159 1513 1626   Equipment, Other,   Yes                            5
Management Services                  19921202 2154 1513 6022   Motor Vehicle
Inc.                                 19970820 1439 1530 4684   included            A PARTIAL TRANSFER WAS         Expiry: August
                                     19990910 1043 1529 1550                       REGISTERED DECEMBER 2, 1992    24, 2007
                                     20020709 1448 1530 4418                       TO TRANSFER COLLATERAL TO
                                     20030721 1055 1529 5175                       HUNTSMAN FILM PRODUCTS OF
                                                                                   CANADA LTD.

                                                                                   5-year renewal was registered
                                                                                   August 20, 1997.

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILEN UMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------
                                                                                   An amendment was registered
                                                                                   September 10, 1999 to add
                                                                                   a general collateral
                                                                                   description:
                                                                                   All present and future motor
                                                                                   vehicles (including, without
                                                                                   limitation, passenger
                                                                                   automobiles, trucks, truck
                                                                                   tractors, truck trailers,
                                                                                   truck chassis, or truck
                                                                                   bodies), automotive equipment
                                                                                   (including, without
                                                                                   limitation, trailers, boxes,
                                                                                   and refrigeration units),
                                                                                   and materials-handling
                                                                                   equipment leased from time
                                                                                   to time by the secured party
                                                                                   to the debtor, together with
                                                                                   all present and future
                                                                                   attachments, accessions,
                                                                                   appurtenances, accessories
                                                                                   and replacement parts, and
                                                                                   all proceeds of or relating
                                                                                   to any of the foregoing.

                                                                                   5-year renewal was registered
                                                                                   July 9, 2002.

                                                                   COLLATERAL
                                                                 CLASSIFICATION/                                     REGISTRATION
                                                                FINANCING CHANGE         GENERAL COLLATERAL             PERIOD
   SECURED PARTY       FILE NUMBER     REGISTRATION NUMBER         STATEMENT               DESCRIPTION                  (YEARS)
--------------------  -------------  ------------------------  ------------------  -----------------------------  ------------------

                                                                                   An amendment was registered
                                                                                   July 21, 2003 to amend the
                                                                                   secured party name and
                                                                                   address.

Manufacturier         015569082      19900328 1459 0043 7975   Equipment, Other    Yes                            25
Finance Programs                     19920813 1403 0043 5521
Ltd.

                                                                                   Equipment as described in
                                                                                   master equipment lease no.
                                                                                   G2250 dated December 18, 1985
                                                                                   and schedules referenced
                                                                                   thereto.

                                                                                   An assignment was registered
                                                                                   August 13, 1992 to assign the
                                                                                   secured party from Triathlon
                                                                                   Computer Leasing Inc. to
                                                                                   Manufacturier Finance
                                                                                   Programs Ltd.

                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                     - LIST OF PPSA (ONTARIO) REGISTRATIONS
                       FILE CURRENCY DATE: APRIL 16, 2007

                                                                 COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
Goodyear Canada Inc.   631622754     20061221 1238         Inventory, Equipment,    No                                1 year
                                     1590 7531             Accounts, Other, Motor
                                                           Vehicle Included                                           Expiry:
                                                                                                                      December
                                                                                                                      21, 2007
PHH Vehicle Management 630611118     20061115 1440 1530    Equipment, Other, Motor  All present and future motor      5 years
Services Inc.                        0963                  Vehicle Included         vehicles (including, without
                                                                                    limitation, passenger             Expiry:
                                     20070416 1048 1529                             automobiles, vans, trucks,        November
                                     2954 (amendment)                               truck-tractors, truck-trailers,   15, 2011
                                                                                    truck-chassis, and truck bodies),
                                                                                    automotive equipment (including,
                                                                                    without limitation, trailers,
                                                                                    boxes and refrigeration units),
                                                                                    materials-handling equipment
                                                                                    and other goods (whether
                                                                                    similar or dissimilar to
                                                                                    the foregoing) leased from time
                                                                                    to time by the secured party
                                                                                    to the debtor, together with,
                                                                                    in each case, all present

                                                                 COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
                                                                                    and future parts, attachments,
                                                                                    accessories and accessions
                                                                                    attached thereto or installed
                                                                                    therein, and all proceeds of or
                                                                                    relating to any of the foregoing.

                                                                                    An amendment was registered on
                                                                                    April 16, 2007 to add the
                                                                                    following motor vehicle
                                                                                    descriptions:

                                                                                    2007 Ford Explorer VIN:
                                                                                    1FMEU73E87UA60665

                                                                                    2007 Ford Escape VIN:
                                                                                    1FMYU93177KA58004

                                                                                    2001 Ford Taurus VIN:
                                                                                    1FAFP53U21G159974

                                                                                    2004 Ford Taurus VIN:
                                                                                    1FAFP53U44G153498

                                                                                    2004 Ford Taurus VIN:

                                                                 COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
                                                                                    1FAFP53U24G156691

                                                                                    2004 Ford Freestar VIN:
                                                                                    2FMZA55284BA70776

                                                                                    2004 Ford Explorer VIN:
                                                                                    1FMZU72K74ZA79778

                                                                                    2005 Ford Escape VIN:
                                                                                    1FMYU93165KD37618

                                                                                    2005 Ford Taurus VIN:
                                                                                    1FAFP56U95A180051

                                                                                    2005 Ford Taurus VIN:
                                                                                    1FAFP56U55A115679

                                                                                    2005 Ford Explorer VIN:
                                                                                    1FMZU72K45UB41040

                                                                                    2006 Ford Escape VIN:
                                                                                    1FMYU93196KA26315

                                                                 COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
                                                                                    2006 Ford Escape VIN:
                                                                                    1FMYU93146KB05875

                                                                                    2006 Ford Escape VIN:
                                                                                    1FMEU73E06UA18652

                                                                                    2006 Ford Taurus VIN:
                                                                                    1FAFP56U16A185049

                                                                                    2006 Ford Escape VIN:
                                                                                    1FMYU93116KC96672

                                                                                    1998 Ford Windstar VIN:
                                                                                    2FMZA51U4WBD42671

JPMorgan Chase Bank,   630497736     20061109 1716 1590    Inventory, Accounts,     No                                5 years
N.A.                                 5054                  Other
                                                                                                                      Expiry:
                                                                                                                      November 9,
                                                                                                                      2011

Deutsche Bank Trust    630497754     20061109 1718 1590    Inventory, Accounts,     No                                5 years
Company Americas                     5055                  Other
                                                                                                                      Expiry:
                                                                                                                      November 9,
                                                                                                                      2011

Wilmington Trust       630497772     20061109 1720 1590    Inventory, Accounts,     No                                5 years
Company                              5056

                                                                 COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
                                                           Other                                                      Expiry:
                                                                                                                      November 9,
                                                                                                                      2011

National Leasing       628516053     20060831 1619 6005    Equipment                All floor sweeper of every        4 years
Group Inc. L#2342720                 0050                                           nature or kind described in
                                                                                    lease number 2342720 between the  Expiry:
                                     20070215 1414 6005                             secured party, as lessor and the  August 31,
                                     2110 (transfer)                                debtor as lessee, as amended      2010
                                                                                    from time to time, together with
                                                                                    all attachments, accessories and
                                                                                    substitutions.

                                                                                    A transfer from Goodyear Canada
                                                                                    Ltd. to Goodyear Engineered
                                                                                    Products Canada Inc. was
                                                                                    registered on February 15, 2007.

Deutsche Bank Trust    613947726     20050406 0953 1590    Inventory, Accounts,     An amendment was registered on    5 years
Company Americas                     6619                  Other                    April 7, 2005 to amend the
                                                                                    secured party's address.          Expiry:
                                     20050407 1041 1590                                                               April 6, 2010
                                     6690 (amendment)

                                     20061211 0851 1590                             A partial transfer to Goodyear
                                     6756 (partial                                  Engineered Products Canada Inc.
                                     transfer)                                      was registered on

                                                                 COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
Wilmington Trust       613947906     20050406 1012 1590    Inventory, Accounts,     A partial transfer to Goodyear    5 years
Company                              6620                  Other                    Engineered Products Canada Inc.
                                                                                    was registered on December 11,    Expiry:
                                     20061211 0852 1590                             2006.                             April 6, 2010
                                     6757
                                     (partial transfer)

JPMorgan Chase Bank,   613760868     20050331 0922 1590    Inventory, Accounts,     A partial transfer to Goodyear    5 years
N.A.                                 6330                  Other                    Engineered Products Canada Inc.
                                                                                    was registered on December 11,    Expiry:
                                     20061211 0850 1590                             2006.                             March 31, 2010
                                     6755
                                     (partial transfer)

JPMorgan Chase Bank,   608054499     20040811 1043 1590    Inventory, Accounts,     An amendment was registered on    5 years
N.A.                                 5932                  Other                    March 31, 2005 to amend the
                                                                                    secured party's name and address. Expiry:
                                     20050331 0923 1590                                                               August 11,
                                     6332 (amendment)                               A partial transfer to Goodyear    2009
                                                                                    Engineered Products Canada Inc.
                                     20061211 0849 1590                             was registered on December 11,
                                     6754                                           2006.
                                     (partial transfer)

Wilmington Trust       603645984     20040309 1610 1590    Inventory, Accounts,     A partial transfer to Goodyear    10 years
Company                              9235                  Other                    Engineered Products Canada Inc.
                                                                                    was registered on December 11,    Expiry:
                                     20061211 0848 1590                             2006.                             March 9, 2014
                                     6753
                                     (partial transfer)

JPMorgan Chase Bank,   892612728     20030320 1222 1590    Inventory, Accounts,     An amendment was registered on    5 years
N.A.                                 3509                  Other                    April 2, 2003 to amend the
                                                                                    collateral classification.        Expiry:
                                     20030402 1428 1590                                                               March 20, 2008
                                     4137 (amendment)
                                                                                    An amendment was registered on
                                     20050331 0922 1590                             March
                                     6331 (amendment)

                                                                 COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
                                     20061211 0847 1590
                                     6752                                           31, 2005 to amend the secured
                                     (partial transfer)                             party's name and address.

                                                                                    A partial transfer to Goodyear
                                                                                    Engineered Products Canada Inc.
                                                                                    was registered on December 11,
                                                                                    2006.

Dell Financial         853437726     19990727 1434 1530    Equipment, Accounts,     A four-year renewal was           5 years plus
Services Canada                      1387                  Other                    registered on July 23, 2003.      4 year renewal
Limited

                                     20030723 1443 8077                             An amendment was registered on    Expiry:
                                     6760 (renewal)                                 February 6, 2007 to add Goodyear  July 27, 2008
                                                                                    Engineered Products Canada Inc.
                                     20070206 1044 8077                             as a debtor.
                                     8022 (amendment)

                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                     - LIST OF PPSA (ONTARIO) REGISTRATIONS
                       FILE CURRENCY DATE: APRIL 16, 2007

                                                                  COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
Goodyear Canada Inc.   631622754     20061221 1238 1590    Inventory, Equipment,    No                                1 year
                                     7531                  Accounts, Other, Motor
                                                           Vehicle Included                                           Expiry:
                                                                                                                      December 21,
                                                                                                                      2007

PHH Vehicle Management 630611118     20061115 1440 1530    Equipment, Other, Motor  All present and future motor      5 years
Services Inc.                        0963                  Vehicle Included         vehicles (including, without
                                                                                    limitation, passenger             Expiry:
                                     20070416 1048 1529                             automobiles, vans, trucks,        November 15,
                                     2954 (amendment)                               truck-tractors, truck-trailers,   2011
                                                                                    truck-chassis, and truck bodies),
                                                                                    automotive equipment (including,
                                                                                    without limitation, trailers,
                                                                                    boxes and refrigeration units),
                                                                                    materials-handling equipment
                                                                                    and other goods (whether similar
                                                                                    or dissimilar to the foregoing)
                                                                                    leased from time to time by the
                                                                                    secured party to the debtor,
                                                                                    together with, in each case, all
                                                                                    present

                                                                  COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
                                                                                    and future parts, attachments,
                                                                                    accessories and accessions
                                                                                    attached thereto or installed
                                                                                    therein, and all proceeds of or
                                                                                    relating to any of the foregoing.

                                                                                    An amendment was registered on
                                                                                    April 16, 2007 to add the
                                                                                    following motor vehicle
                                                                                    descriptions:

                                                                                    2007 Ford Explorer VIN:
                                                                                    1FMEU73E87UA60665

                                                                                    2007 Ford Escape VIN:
                                                                                    1FMYU93177KA58004

                                                                                    2001 Ford Taurus VIN:
                                                                                    1FAFP53U21G159974

                                                                                    2004 Ford Taurus VIN:
                                                                                    1FAFP53U44G153498

                                                                                    2004 Ford Taurus VIN:

                                                                  COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
                                                                                    1FAFP53U24G156691

                                                                                    2004 Ford Freestar VIN:
                                                                                    2FMZA55284BA70776

                                                                                    2004 Ford Explorer VIN:
                                                                                    1FMZU72K74ZA79778

                                                                                    2005 Ford Escape VIN:
                                                                                    1FMYU93165KD37618

                                                                                    2005 Ford Taurus VIN:
                                                                                    1FAFP56U95A180051

                                                                                    2005 Ford Taurus VIN:
                                                                                    1FAFP56U55A115679

                                                                                    2005 Ford Explorer VIN:
                                                                                    1FMZU72K45UB41040

                                                                                    2006 Ford Escape VIN:
                                                                                    1FMYU93196KA26315

                                                                  COLLATERAL
                                                                CLASSIFICATION/                                   REGISTRATION
                                                               FINANCING CHANGE          GENERAL COLLATERAL          PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                 DESCRIPTION             (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------- ----------------
                                                                                    2006 Ford Escape VIN:
                                                                                    1FMYU93146KB05875

                                                                                    2006 Ford Escape VIN:
                                                                                    1FMEU73E06UA18652

                                                                                    2006 Ford Taurus VIN:
                                                                                    1FAFP56U16A185049

                                                                                    2006 Ford Escape VIN:
                                                                                    1FMYU93116KC96672

                                                                                    1998 Ford Windstar VIN:
                                                                                    2FMZA51U4WBD42671

JPMorgan Chase Bank,   630497736     20061109 1716 1590    Inventory, Accounts,     No                          5 years
N.A.                                 5054                  Other
                                                                                                                Expiry:
                                                                                                                November 9, 2011

Deutsche Bank Trust    630497754     20061109 1718 1590    Inventory, Accounts,     No                          5 years
Company Americas                     5055                  Other
                                                                                                                Expiry:
                                                                                                                November 9, 2011

                                                                 COLLATERAL
                                                               CLASSIFICATION/                                       REGISTRATION
                                                              FINANCING CHANGE           GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                 DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ---------------------- --------------------------------- --------------
Wilmington Trust       630497772     20061109 1720 1590    Inventory, Accounts,   No                                5 years
Company                              5056                  Other

                                                                                                                    Expiry:
                                                                                                                    November 9, 2011

Deutsche Bank Trust    613947726     20050406 0953 1590    Inventory, Accounts,   An amendment was registered on    5 years
Company Americas                     6619                  Other                  April 7, 2005 to amend the
                                                                                  secured party's address.          Expiry:
                                     20050407 1041 1590                                                             April 6, 2010
                                     6690 (amendment)                             A partial transfer to Goodyear
                                                                                  Engineered Products Canada Inc.
                                     20061211 0851 1590                           was registered on December 11,
                                     6756                                         2006.
                                     (partial transfer)

Wilmington Trust       613947906     20050406 1012 1590    Inventory, Accounts,   A partial transfer to Goodyear    5 years
Company                              6620                  Other                  Engineered Products Canada Inc.
                                                                                  was registered on December 11,    Expiry:
                                     20061211 0852 1590                           2006.                             April 6, 2010
                                     6757
                                     (partial transfer)

JPMorgan Chase Bank,   613760868     20050331 0922 1590    Inventory, Accounts,   A partial transfer to Goodyear    5 years
N.A.                                 6330                  Other                  Engineered Products Canada Inc.
                                                                                  was registered on December 11,    Expiry:
                                     20061211 0850 1590                           2006.                             March 31, 2010
                                     6755
                                     (partial transfer)

JPMorgan Chase Bank,   608054499     20040811 1043 1590    Inventory, Accounts,   An amendment was registered on    5 years
N.A.                                 5932                  Other                  March 31, 2005 to amend the
                                                                                  secured party's name and address. Expiry:
                                     20050331 0923 1590                                                             August 11,
                                     6332 (amendment)                             A partial transfer to Goodyear    2009
                                                                                  Engineered
                                     20061211 0849 1590
                                     6754
                                     (partial transfer)

                                                                  COLLATERAL
                                                                CLASSIFICATION/                                        REGISTRATION
                                                               FINANCING CHANGE            GENERAL COLLATERAL             PERIOD
    SECURED PARTY       FILE NUMBER   REGISTRATION NUMBER         STATEMENT                   DESCRIPTION                (YEARS)
---------------------- ------------- --------------------- ------------------------ --------------------------------- --------------
                                                                                    Products Canada Inc. was
                                                                                    registered on December 11, 2006.

Wilmington Trust       603645984     20040309 1610 1590    Inventory, Accounts,     A partial transfer to Goodyear    10 years
Company                              9235                  Other                    Engineered Products Canada Inc.
                                                                                    was registered on December 11,    Expiry:
                                     20061211 0848 1590                             2006.                             March 9, 2014
                                     6753
                                     (partial transfer)

JPMorgan Chase Bank,   892612728     20030320 1222 1590    Inventory, Accounts,     An amendment was registered on    5 years
N.A.                                 3509                  Other                    April 2, 2003 to amend the
                                                                                    collateral classification.        Expiry:
                                     20030402 1428 1590                                                               March 20, 2008
                                     4137 (amendment)                               An amendment was registered on
                                                                                    March 31, 2005 to amend the
                                     20050331 0922 1590                             secured party's name and address.
                                     6331 (amendment)

                                     20061211 0847 1590                             A partial transfer to Goodyear
                                     6752                                           Engineered Products Canada Inc.
                                     (partial transfer)                             was registered on December 11,
                                                                                    2006.

Dell Financial         853437726     19990727 1434 1530    Equipment, Accounts,     A four-year renewal was           5 years plus
Services Canada                      1387                  Other                    registered on July 23, 2003.      4 year renewal
Limited
                                     20030723 1443 8077                             An amendment was registered on    Expiry:
                                     6760 (renewal)                                 February 6, 2007 to add Goodyear  July 27, 2008
                                                                                    Engineered Products Canada Inc.
                                     20070206 1044 8077                             as a debtor.
                                     8022 (amendment)

    GOODYEAR CANADA INC. - LIST OF PPSA (PRINCE EDWARD ISLAND) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                                  REGISTRATION
       DEBTOR               SECURED PARTY             NUMBER                        COLLATERAL DESCRIPTION                  EXPIRY
---------------------  ----------------------  ---------------------  --------------------------------------------------  ----------
Goodyear Canada Inc.   PHH Vehicle Management  3301 901389 (renewal)  All present and future motor vehicles (including,   April 27,
                       Services Inc.           1118445 (amendment)    without limitation, passenger automobiles, trucks,  2008
                                                                      truck tractors, truck trailers, truck chassis
                                                                      or truck bodies), automotive equipment (including,
                                                                      without limitation, trailers, boxes and
                                                                      refrigeration units) and materials-handling
                                                                      equipment leased from time to time by the secured
                                                                      party to the debtor, together with all present and
                                                                      future attachments, accessions, appurtenances,
                                                                      accessories and replacement parts, and all
                                                                      proceeds of or relating to any of the foregoing.

                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
              - LIST OF PPSA (PRINCE EDWARD ISLAND) REGISTRATIONS
                         DATE SEARCHED: APRIL 18, 2007

                                                  REGISTRATION
       DEBTOR               SECURED PARTY             NUMBER                        COLLATERAL DESCRIPTION                  EXPIRY
---------------------  ----------------------  ---------------------  --------------------------------------------------  ----------
Goodyear Engineered    PHH Vehicle             1707157                All present and future motor vehicles (including,   November
Products Canada Inc.   Management Services                            without limitation, passenger automobiles, vans,    15, 2011
                       Inc.                                           trucks, truck-tractors, truck-trailers, truck-
Produits D'Ingenierie                                                 chassis and truck bodies), automotive equipment
Goodyear Canada Inc.                                                  (including, without limitation, trailers, boxes
                                                                      and refrigeration units), materials-handling
Goodyear Engineered                                                   equipment and other goods (whether similar or
Products Canada Inc./                                                 dissimilar to the foregoing) leased from time to
                                                                      time by the Secured Party to the Debtor, together
Produits D'Ingenierie                                                 with in each case, all present and future parts,
Goodyear Canada Inc.                                                  attachments, accessories and accessions attached
                                                                      thereto or installed therein, all proceeds (as
Produits D'Ingenierie                                                 defined below) of or relating to any of the
Goodyear Canada Inc./                                                 foregoing. Proceeds: All proceeds of any of the
Goodyear Engineered                                                   above collateral in any form (including, without
Products Canada Inc.                                                  limitation, goods, documents of title, chattel
                                                                      paper, securities, instruments, money and
                                                                      intangibles (as each such term is defined in the
                                                                      Personal Property Security Act)) derived directly
                                                                      of indirectly from any dealing with any of the
                                                                      above collateral or any proceeds therof.

        GOODYEAR CANADA INC. - LIST OF PPSA (SASKATCHEWAN) REGISTRATIONS
                          DATE SEARCHED: APRIL 18, 2007

                                               REGISTRATION
       DEBTOR               SECURED PARTY         NUMBER                   COLLATERAL DESCRIPTION                     EXPIRY
---------------------  ----------------------  ------------  --------------------------------------------------  -----------------
Goodyear Canada Inc.   Dell Financial          113939502     See search for description.                         July 27, 2008
                       Services Canada
                       Limited

Goodyear Canada Inc.   Neon Products           117366646     One (1) 25'x5' double face display, and one (1)     May 19, 2013
                                                             12'x3' double face display.

Goodyear Canada Inc.   Neon Products           117367189     One (1) 18'x5' double face display                  June 18, 2013


Goodyear Canada Inc.   Neon Products           117367448     One (1) 25'x5' double face display, and one (1)     June 18, 2013
                                                             12'x3' face display.

Goodyear Canada Inc.   Pattison Sign Group     118557868     One (1) 24'x4" single face display.                 June 30, 2012


Goodyear Canada Inc.   Pattison Sign Group     119034588     Signage as per contract LGY 101810 located at       January 29, 2013
                                                             11101 - 110(th) Street, North Battleford, SK S9A
                                                             3S8

Goodyear Canada Inc.   Pattison Sign Group, A  119614388     Signage as per contract LGY 101850 located at       June 16, 2013
                       Division of Jim                       Shaunavon Tire and Alignment, 486 Third Avenue
                       Pattison Industries                   W. Shaunavon, SK
                       Ltd.

Goodyear Canada Inc.   PHH Vehicle Management  112273416     Motor vehicles (including, without limitation,      June 1, 2008
                       Services Inc.                         trucktractors, truck trailers, truck chassis or
                                                             truck bodies), automotive equipment (including,
                                                             without limitation, trailers, boxes and
                                                             refridgeration units) and materials handling
                                                             equipment leased by the Debtor from the Secured
                                                             Party together with all attachments appurtenances,
                                                             accessories or replacement parts. Proceeds "all
                                                             of the debtors present and after acquired personal
                                                             property including without limitation, goods,
                                                             securities, instruments, documents of title,
                                                             chattel paper, intangibles and money."

Goodyear Canada Inc.   Pattison Sign Group     117786838     One (1) 12'x3' single faced pylon display.          December 31, 2010

                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                   PRODUITS D'INGENIERIE GOODYEAR CANADA INC.
                    GOODYEAR ENGINEERED PRODUCTS CANADA INC.
                  - LIST OF PPSA (SASKATCHEWAN) REGISTRATIONS
                         DATE SEARCHED: APRIL 18, 2007

                                                  REGISTRATION
       DEBTOR               SECURED PARTY             NUMBER                        COLLATERAL DESCRIPTION                  EXPIRY
---------------------  ----------------------  ---------------------  --------------------------------------------------  ----------
Goodyear Engineered    PHH Vehicle             300104354              All present and future motor vehicles (including,   November
Products Canada Inc.   Management                                     without limitation, passenger automobiles, vans,    15, 2011
                       Services Inc.                                  trucks, truck-tractors, truck-trailers,
Produits D'Ingenierie                                                 truck-chassis and truck bodies), automotive
Goodyear Canada Inc.                                                  equipment (including, without limitation,
                                                                      trailers, boxes and refrigeration units),
Goodyear Engineered                                                   materials-handling equipment and other goods
Products Canada Inc. /                                                (whether similar or dissimilar to the foregoing)
Produits D'Ingenierie                                                 leased from time to time by the Secured Party to
Goodyear Canada Inc.                                                  the Debtor, together with in each case, all
                                                                      present and future parts, attachments, accessories
Produits D'Ingenierie                                                 and accessions attached thereto or installed
Goodyear Canada Inc. /                                                therein, all proceeds (as defined below) of or
Goodyear Engineered                                                   relating to any of the foregoing. Proceeds: All
Products Canada Inc.                                                  proceeds of anyof the above collateral in any form
                                                                      (including, without limitation, goods,documents of
                                                                      title, chattel paper, securities, instruments,
                                                                      money and intangibles (as each such term is
                                                                      defined in the Personal Property Security
                                                                      Act)) derived directly of indirectly from any
                                                                      dealing with any of the above collateral or any
                                                                      proceeds thereof.


                                 QUEBEC SECURITY

            PART 1 - LIST OF MOVABLE HYPOTHECS & ASSIGNMENT OF CLAIMS

LEGEND:

NATURE OF SECURITY                                 CHARGED ASSETS
MH = Movable Hypothec without delivery             G = General Movable Property     Al, A2 - Assignment
MHwt = Movable Hypothec with delivery              AR = Accounts Receivable         AS 1.AS2 - Assumption of Hypothec
FH = Floating Hypothec                             I = Inventory                    Cl, C2 - Cession of rank
LHL = Legal Hypothec of Landlord                   E = Equipment                    ChNl,ChN2 - Change of name
(renewal of Landlord Privilege)
LHJ = Legal Hypothec resulting from a Judgment     IP = Intellectual Property       Ml, M2 -  Modification of a published right
LHS = Legal Hypothec of State or of a legal        S = Securities                   PI, P2 - Prior Notice of Intention
person established in the public interest                                           to exercise a Right

THE "REF. NO. " BELOW ARE FOR REFERENCE PURPOSES ONLY AND ARE NOT INTENDED TO INDICATE RANTING OF THE SECURITY.

                             DATE OF    EXPIRY DATE OF
 REF.                     REGISTRATION   REGISTRATION   NATURE OF                                       AMOUNT       REGISTRATION
 NO.    SECURED CREDITOR    (Y-M-D)         (Y-M-D)     SECURITY      CHARGED ASSETS & COMMENTS         (CDN.$)         NUMBER
------  ----------------  ------------  --------------  ---------  --------------------------------  -------------  ----------------
1.      JPMorgan Chase    2004-08-27       2014-08-27   MH         All intellectual and similar      1,200,000,000  04-0503625-0002
        Bank                                                       property of every kind and
                                                                   nature now owned or hereafter
                                                                   acquired by the Grantor,
                                                                   including inventions, industrial
                                                                   designs, patents, copyrights,
                                                                   licenses, "Trademarks" (as
                                                                   defined in the registration)
                                                                   along with all additions,
                                                                   improvements and accessions
                                                                   related thereto, books and
                                                                   records related therewith and
                                                                   all proceeds related there from
                                                                   The hypothec is granted to
                                                                   secure payment of bonds or
                                                                   other titles of indebtedness
                                                                    (C.c.Q. art. 2692)

2.      JPMorgan Chase    2004-08-17    2014-08-17      MH         The 25% collateral bond bearing   1,200,000,000  04-0482390-0003
        Bank                                                       certificate number 1, dated
                                                                   August 17, 2004 in the principal
                                                                   amount of $1,000,000,000.00
                                                                   registered in the name of
                                                                   JPMorgan Chase Bank in its
                                                                   capacity as  custodian and
                                                                   agent, together

                             DATE OF    EXPIRY DATE OF
 REF.                     REGISTRATION   REGISTRATION   NATURE OF                                       AMOUNT       REGISTRATION
 NO.    SECURED CREDITOR     (Y-M-D)        (Y-M-D)     SECURITY      CHARGED ASSETS & COMMENTS         (CDN.$)         NUMBER
------  ----------------  ------------  --------------  ---------  --------------------------------  -------------  ----------------
                                                                   with all renewals thereof,
                                                                   substitutions therefor,
                                                                   accretions thereto and all
                                                                   income and fruits therefrom.

3.      JPMorgan Chase    2004-08-17    2014-08-17      MHwt       The 25% collateral bond bearing   1,200,000,000  04-0482390-0002
        Bank                                                       certificate number 1, dated
                                                                   August 17, 2004 in the principal
                                                                   amount of $1,000,000,000.00
                                                                   registered in the name of
                                                                   JPMorgan Chase Bank in its
                                                                   capacity as custodian and agent,
                                                                   together with all renewals
                                                                   thereof; substitutions therefor,
                                                                   accretions thereto and all
                                                                   income and fruits therefrom.

4.      JPMorgan Chase    2004-08-17    2014-08-17      MH         Claims, deposit accounts,         1,200,000,000  04-0482390-0001
        Bank                                                       inventory, records, proceeds,
                                                                   insurance and all Canadian
                                                                   Intellectual Property Collateral
                                                                   consisting of Trademarks (as
                                                                   such capitalized terms are
                                                                   defined in the registration)
                                                                   Modification of a published
                                                                   right registered on 2004-08-27
                                                                   under #04-0503625-0001 to add
                                                                   the "Canadian Intellectual
                                                                   Property Collateral" The
                                                                   hypothec is granted to secure
                                                                   payment bonds or other titles of
                                                                   indebtedness (C.c.Q. art. 2692)

5.      Wilmington        2004-03-12    2014-03-12      MHwt       The 25% collateral bond bearing   2,400,000,000  04-0136239-0004
        Trust Company                                              certificate number 1, dated
                                                                   March 12, 2004 in the principal
                                                                   amount of $2,000,000,000
                                                                   registeredin the name of
                                                                   Wilmington Trust Company in its
                                                                   capacity as custodian and agent,
                                                                   together with all renewals
                                                                   therefor, accretions thereto and
                                                                   all income and thereof,
                                                                   substitutions fruits therefrom

6.      Wilmington        2004-03-12    2004-03-12      MH         Claims, deposits accounts,        2,400,000,000  04-0136239-0003
        Trust Company                                              inventory, records, proceeds,
                                                                   insurance and intellectual
                                                                   property, wherever situate, and
                                                                   all renewals, accretions,
                                                                   substitutions and accession. The
                                                                   hypothec is granted to secure
                                                                   payment bonds or other titles of

                            DATE OF     EXPIRY DATE OF
 REF.                     REGISTRATION   REGISTRATION   NATURE OF                                       AMOUNT       REGISTRATION
 NO.    SECURED CREDITOR     (Y-M-D)       (Y-M-D)      SECURITY      CHARGED ASSETS & COMMENTS         (CDN.$)         NUMBER
------  ----------------  ------------  --------------  ---------  --------------------------------  -------------  ----------------
                                                                   indebtedness (C.c.Q. art. 2692)

7.      Wilmington Trust  2004-03-12    2014-03-12      MH         The 25% collateral bond bearing   2,400,000,000  04-0136239-002
        Company                                                    certificate number 1, dated
                                                                   March 12, 2004 in the principal
                                                                   amount of $2,000,000,000
                                                                   registered in the name of
                                                                   Wilmington Trust Company in its
                                                                   capacity as custodian and agent,
                                                                   together with all renewals
                                                                   thereof, substitutions therefor,
                                                                   accretions thereto and all
                                                                   income and fruits therefrom.

8.      JPMorgan Chase    2003-04-01    2013-04-01      MH         Claims, deposit accounts,         3,000,000,000  03-0146791-0003
        Bank                                                       inventory, records, proceeds,
                                                                   insurance and intellectual
                                                                   propertywherever situate , and
                                                                   all renewals, accretions,
                                                                   substitutions and accession.
                                                                   The hypothec Is granted to
                                                                   secure payment of bonds or other
                                                                   titles of indebtedness (C.c.Q.)
                                                                   art. 2692)

9.      JPMorgan Chase    2003-04-01    2013-04-01      MH         The 25% collateral bond bearing   2,500,000,000  03-0146791-0002
        Bank                                                       certificate number 1, dated
                                                                   March 31, 2003 in the principal
                                                                   amount of $2,500,000,000
                                                                   registered in the name of
                                                                   JPMorgan Chase Bank in its
                                                                   capacity as custodian and agent,
                                                                   together with all renewals
                                                                   thereof, substitutions therefor,
                                                                   accretions thereto and all
                                                                   income and fruits therefrom.

10.     JPMorgan Chase    2003-04-01    2013-04-01      MHwt       The 25% collateral bond bearing   2,500,000,000  03-0146791-0001
        Bank                                                       certificate number 1, dated
                                                                   March 31 , 2003 in me principal
                                                                   amount of $2,500,000,000
                                                                   registered in the name of
                                                                   JPMorgan Chase Bank in its
                                                                   capacity as custodian and agent,
                                                                   together withall renewals
                                                                   thereof, substitutions therefor,
                                                                   accretions thereto and all
                                                                   income and fruits therefrom.

11.     Assignee: Bay     2001-08-16                    Assignment The universality of all right,                   01-0295871-0001
        Street Funding                                  of a       title and interest in, to and
        Trust Trustee:                                  universa-  under (i) all Eligible
        Montreal Trust                                  lity of    Receivables now existing and all
        Company of                                      claims     Eligible Receivables created
        Canada                                          9see 2     hereafter (collectively, the
                                                        Re-        "Purchased
                                                        Assignme-
                                                        nts in
                                                       comments)

                             DATE OF    EXPIRY DATE OF
 REF.                     REGISTRATION   REGISTRATION   NATURE OF                                       AMOUNT       REGISTRATION
 NO.    SECURED CREDITOR     (Y-M-D)       (Y-M-D)      SECURITY      CHARGED ASSETS & COMMENTS         (CDN.$)         NUMBER
------  ----------------  ------------  --------------  ---------  --------------------------------  -------------  ----------------
                                                                   Receivables"), (ii) all Related
                                                                   Security with respect to such
                                                                   Purchased Receivables, and (iii)
                                                                   all Collections with respect to,
                                                                   and other proceeds of, such
                                                                   Purchased Receivables and
                                                                   Related Security.
                                                                   Rectification registered on
                                                                   2002-08-19 under #02-0363908-002
                                                                   changing the name of the
                                                                   Assignee from Montreal Trust
                                                                   Company to Bay Street Funding
                                                                   Trust represented by Montreal
                                                                   Trust Company as Trustee.
                                                                   Modification of a published
                                                                   right registered on 2002-08-21
                                                                   under #02-036908 1-0004 changing
                                                                   the Trustee from Montreal Trust
                                                                   Company to Montreal Trust
                                                                   Company of Canada. Re-Assignment
                                                                   of claims registered on
                                                                   2003-03-31 under
                                                                   #03-0143807-0001-Assignor: Bay
                                                                   Street Funding Trust, Assignee:
                                                                   Goodyear Canada Inc. (see
                                                                   following Re- Assignment).
                                                                   Re-Assignment of claims
                                                                   registered on 2003-03-31 under
                                                                   #03-0144491-0001 -Assignor.
                                                                   Bay Street Funding Trust,
                                                                   Assignee: Goodyear Canada Inc. -
                                                                   This registration is intended
                                                                   to replace registration
                                                                   #03-0143807-0001 which had an
                                                                   erroneous description of the
                                                                   property.

12.     Assignor:         1994-06-29                    Re-assign  All of the right, title and                      94-0073963-0001
        Canadian                                        ment of a  interest which the Re-Assignor
        Imperial Bank of                                universa-  has or may have as and from
        Commerce                                        lity of    June 14, 1994 in, to and under a
                                                        claims     General Assignment of Book Debts
                                                                   made by the Re-Assignee on March
                                                                   6, 1986 and registered at the
                                                                   Registry Office for the
                                                                   registration division of Quebec
                                                                   on March 10, 1986 under
                                                                   #1177852. This registration is
                                                                   made under Dunlop Tires (Canada)
                                                                   Ltd.

                                 QUEBEC SECURITY

                          PART II- LIST OF OTHER RIGHTS

LEGEND:

InstSale = Reservation of ownership (Instalment Sale)

RL = Rights under a Lease

RD = Rights of redemption

RO = Rights of ownership of the Lessor in a Leasing Contract

THE "REF. NO. " BELOW ARE FOR REFERENCE PURPOSES ONLY AND ARE NOT INTENDED TO INDICATE RANKING OF THE SECURITY.

                           DATE OF      EXPIRY DATE OF    NATURE OF
          SECURITY       REGISTRATION    REGISTRATION    RIGHT & DATE                                   AMOUNT         REGISTRATION
REF.       HOLDER          (Y-M-D)         (Y-M-D)         OF DEED         PROPERTY & COMMENTS          (CDN.$)           NUMBER
----   ---------------   ------------   --------------   ------------   -------------------------   --------------   ---------------
 A.    Lessor (Cridit-    2004-12-21      2008-12-20         RO         Specific equipment with     36 payments of   04-0729644-0002
        bailleur): De                                    (2004-12-20)      all attachments,         $674.22/36mths
         Lage Laden                                                      accessories and proceeds        term
          Financial                                                         thereof including
       Services Canada                                                    insurance proceeds and
            Inc.                                                               indemnities

 B.    Lessor: CSI        2004-12-20      2009-12-31          RL             Various computer           N/A          04-0726060-0001
       Leasing Canada                                    (2004-12-16)        equipment and
       Ltd.                                                                 peripherals, which
                                                                          includes but is not
                                                                         limited to hardware and
                                                                         software, together with
                                                                             all attachments,
                                                                         accessories, accessions,
                                                                          repairs, replacements,
                                                                         substitutions, additions
                                                                         and improvements thereto
                                                                        leased to lessee pursuant
                                                                        to Equipment Schedule Six
                                                                           to Master Lease no.
                                                                        190760, and all proceeds
                                                                          thereof and rights of
                                                                           insurance payments
                                                                            related thereto

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
 C.       Lesson CSI       2004-12-06      2010-11-30   RL (2004-12-03)   Various computer equipment       N/A      04-0701263-0003
        Leasing Canada                                                      and peripherals, which
             Ltd.                                                         includes but is not limited
                                                                           to hardware and software,
                                                                               together with all
                                                                           attachments, accessories,
                                                                             accessions, repairs,
                                                                         replacements, substitutions,
                                                                          additions and improvements
                                                                           thereto leased to lessee
                                                                             pursuant to Equipment
                                                                            Schedule Five to Master
                                                                           Lease no. 190760, and all
                                                                          proceeds thereof and rights
                                                                             of insurance payments
                                                                                related thereto

 D.       Lessor: CSI      2004-11-15      2009-10-31   RL (2004-11-10)   Various computer equipment       N/A      04-0659568-0001
        Leasing Canada                                                      and peripherals, which
             Ltd,                                                         includes but is not limited
                                                                           to hardware and software,
                                                                               together with all
                                                                           attachments, accessories,
                                                                             accessions, repairs,
                                                                         replacements, substitutions,
                                                                          additions and improvements
                                                                           thereto leased to lessee
                                                                             pursuant to Equipment
                                                                            Schedule Four to Master
                                                                           Lease no. 190760, and all
                                                                          proceeds thereof and rights
                                                                             of insurance payments
                                                                                related thereto

 E.      Lessor. Danka     2004-10-05      2007-10-05   RL (2004-10-05)   Specific equipment with all  12 payments  04-0580525-0006
      Financial Services                                                 attachments, accessories and  of $1230/36
             Inc.                                                         proceeds thereof including     mthsterm
                                                                            insurance proceeds and
                                                                                  indemnities

 F.         Lessor         2004-09-28      2009-09-28    RO (no date)     Specific vehicle including       N/A      04-0564879-0002
       (Cridit-baiOeur):                                                       all attachments,
        GE Vehicle and                                                      accessories, additions,
           Equipment                                                      alterations and replacement
            Leasing                                                      parts together with all cash
                                                                             and non-cash proceeds

 G.         Lessor         2004-08-30      2009-08-30    RO (no date)     Specific vehicle including       N/A      04-0506226-0002
      (Credit-bailleur):                                                       all attachments,
        GE Vehicle and                                                      accessories, additions,
           Equipment                                                      alterations and replacement
            Leasing                                                      parts together with all cash
                                                                             and non-cash proceeds

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
 H.       Lessor: CSI      2004-08-23     2009-05-31    RL (2004-06-24)       Specific equipment           N/A      04-0492645-0001
        Leasing Canada                                                     (including all repairs,
             Ltd.                                                              accessories and
                                                                            replacements) at the
                                                                            following respective
                                                                            locations: 9091 Hemi
                                                                             Bourassa Boulevard
                                                                             Quest, St Laurent,
                                                                          Quebec H4S 1H9 (sic) and
                                                                            2600 Boul Monseigneur
                                                                           Langlois, Valleyfield,
                                                                                 PQ J6S 506

 I.       Lessor: Les      2004-07-21     2006-04-01    RL (2003-04-01)       Specific equipment           N/A      04-0429945-0005
           Chariots
         Elevateurs du
          Quebec Inc.

 J.       Lesson Les       2004-07-21     2006-10-01    RL (2003-10-01)       Specific equipment           N/A      04-0429945-0002
           Chariots
         Elevateurs du
          Quebec Inc.

 K.         Lessor         2004-04-21     2009-04-21     RO (no date)      Specific vehicle and all        N/A      04-0224191-0003
      (Credit-bailleur):                                                           attachments,
        GE Vehicle and                                                      accessories, additions,
           Equipment                                                            alterations and
            Leasing                                                            replacement parts
                                                                            together with all cash
                                                                           and non-cash proceeds of
                                                                                  the vehicle

 L.       Lessor: CSI      2004-03-17     2009-04-30    RL (2004-03-10)        Various computer            N/A      04-0142990-0001
        Leasing Canada                                                           equipment and
             Ltd.                                                            peripherals including
                                                                              without limitation,
                                                                             hardware and software
                                                                             with all attachments,
                                                                           accessories, accessions,
                                                                            repairs, replacements,
                                                                           substitutions, additions
                                                                           and improvements thereto
                                                                           pursuant to Master Lease
                                                                              No. 190760 and all
                                                                              proceeds, accounts
                                                                              receivable, chattel
                                                                              paper, intangibles,
                                                                            documents of title,
                                                                           securities, rights of
                                                                             insurance payment
                                                                            relating thereto or
                                                                            resulting therefrom

 M.         Lessor         2003-11-25     2008-11-21    RO (1992-11-20)    Specific vehicle and all        N/A      03-0630394-0004
      (Credit-bailleur):                                                          attachments,
          GE Capital                                                        accessories, additions,
          Vehicle and                                                           alterations and
           Equipment                                                           replacement parts
         Leasing Inc.                                                       together with all cash
                                                                           and non-cash proceeds of
                                                                            the vehicle pursuant to
                                                                              the Lease Agreement
                                                                              dated Nov. 20 1992

 N.     Lessor: Pitney     2003-10-01     2009-03-29    RL (2003-09-29)    All items as defined and      Leased     03-0522279-0001
         Bowes Leasing                                                       listed under contract      based on
                                                                                    #371677             25,589.70

 O.     Lesson Prodair     2003-08-22     2013-04-08    RL (2003-08-04)       Specific equipment           N/A      03-0441069-0001
          Canada Ltce

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ----------------
 P.         Lessor         2003-07-28     2008-07-28      RO (no date)       Specific vehicle and           N/A     03-0388939-0005
      (Credit-bailleur):                                                       all attachments,                           (Rl)
          GE Capital                                                       accessories, additions,
         Vehicle and                                                           alterations and
          Equipment                                                            replacement parts
         Leasing Inc.                                                      together with all cash
                                                                           and non-cash proceeds
                                                                               of the vehicle

 Q.        Lessor          2003-07-21     2008-07-18      RO (no date)       Specific vehicle and           N/A     03-03721 86-0001
      (Credit-bailleur):                                                       all attachments,
          GE Capital                                                       accessories, additions,
         Vehicle and                                                           alterations and
          Equipment                                                            replacement parts
         Leasing Inc.                                                      together with all cash
                                                                           and non-cash proceeds
                                                                               of the vehicle

 R.       Lessor           2008-06-03    Vehicle and      RO (no date)       Specific vehicle and           N/A     03-0279478-0002
      (Credit-bailleur):                  Equipment                            all attachments,                           (Rl)
         GE Capital                      Leasing Inc.                      accessories, additions,
         2003-06-03                                                            alterations and
                                                                               replacement parts
                                                                           together with all cash
                                                                           and non-cash proceeds
                                                                               of the vehicle

 S.     Lessor: Xerox.     2003-05-27     2008-05-26      RL (no date)     All present and future           N/A     03-0263031-0002
        Canada Limited                                    (Global reg.     office equipment leased
                                                          C.c.Q. art.      on a conditional sale
                                                            2961.1)         or similar basis, or
                                                                           otherwise financed by
                                                                              the secured party,
                                                                               whether or not
                                                                            manufactured by the
                                                                            secured parry or any
                                                                             affiliate thereof

 T.        Lessor          2003-05-14     2008-05-13      RO (no date)      Specific vehicle and            N/A     03-0238209-0005
       (Credit-baUkur):                                                        all attachments,                           (Rl)
          GE Capital                                                        accessories, additions,
         Vehicle and                                                           alterations and
          Equipment                                                           replacement parts
         Leasing Inc.                                                       together with all cash
                                                                           and non-cash proceeds
                                                                               of the vehicle

 U.       Lessor           2003-05-06     2008-05-05      RO (no date)      Specific vehicle and            N/A     03-0216182-0005
       (Crtdit-baUleur):                                                       all attachments,                           (Rl)
          GE Capital                                                        accessories, additions,
         Vehicle and                                                           alterations and
          Equipment                                                           replacement parts
         Leasing Inc.                                                      together with all cash
                                                                           and non-cash proceeds
                                                                               of the vehicle

 V.      Lessor: Les       2003-04-09     2005-11-25    RL (2002-11-25)      Specific equipment             N/A     03-0163266-0012
          Chariots
        EWvateurs du
         Quebec Inc.

 W.      Lessor. Les       2003-0449      2006-04-01    RL (2003-04/\)1)      Specific equipment             N/A     03-0163266-0011
          Chariots
        E16valeurs du
         Qutbec Inc.

 X.        Lessor          2003-03-27     2008-03-26    RO (1992-11-20)     Specific vehicle with           N/A     03-0137020-0005
      (Crtdit-baitleur):                                                        all attachment,                           (Rl)
         GE Capital                                                              accessories,
         Vehicle and                                                        replacement parts and
          Equipment                                                                proceeds
         Leasing Inc.

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ----------------
 Y.         Lessor         2003-03-12     2006-03-11      RO (no date       Specific equipment The         N/A      03-0108919-0001
      (Credit-bailleur):                                   indicated)        registration is made
            Maxium                                                             under "Granford
          Financial                                                             Manufacturing"
         Services Inc.

 Z.         Lessor         2003-01-13     2013-01-10    RO (2002-11-14)       Specific equipment           N/A      03-0011726-0005
      (Credit-bailleur):
         IBM Canada
           Limitee

AA.         Lessor         2002-11-22     2012-11-23    RO (2002-11-08)    Specific equipment with         N/A      02-0529320-0001
      (Credit-bailleur):                                                       all renewals,
       Hewlett-Packard                                                      additions, service and
        (Canada) Cie                                                        accessories. Paragraph
                                                                               stating that any
                                                                             exchanged equipment
                                                                            replaces the equipment
                                                                                stated in the
                                                                                 description.
                                                                              Modification of a
                                                                               published right
                                                                                registered on
                                                                                  2003-01-31
                                                                            under#03-004558 1-0009
                                                                            stating that the list
                                                                               of equipment was
                                                                                  modified.

BB.         Lessor         2002-10-11     2012-10-11    RO (2002-08-13)       Specific equipment           N/A      02-0457221-0002
      (Credit-bailleur):
         IBM Canada
           Limitfe

CC.        Lessor          2002-09-10     2006-08-26    RO (2002-08-26)       Specific equipment           N/A      02-0399598-0001
      (Credit-bailleur):
          Services
        Financiers CU
             Lt&

DD.        Lessor          2002-08-13     2012-08-12    RO (2001-07-03)       Specific equipment           N/A      02-0355212-0009
      (Cridit-bailleur):
         IBM Canada
           Limitee

EE.        Lessor          2002-07-12     2007-07-11    RO (1992-11-20)     Specific vehicle with          N/A      02-0301 548-0002
      (Credit-bailleur):                                                      all attachment,                             (Rl)
         GE Capital                                                              accessories,
         Vehicle and                                                        replacement parts and
          Equipment                                                                proceeds
         Leasing Inc.

FF.        Lessor          2002-06-06     2007-06-06    RO (1992-11-20)     Specific vehicle with          N/A      02-0243150-0004
      (Credit-bailleur):                                                      all attachment,                             (Rl)
         GE Capital                                                              accessories,
         Vehicle and                                                        replacement parts and
          Equipment                                                                proceeds
         Leasing Inc.

GG.        Lessor          2002-05-29     2007-05-29    RO (1992-11-20)     Specific vehicle with          N/A      02-0227742-0001
      (Credit-bailleur):                                                       all attachment,                            (Rl)
         GE Capital                                                              accessories,
         Vehicle and                                                        replacement parts and
          Equipment                                                                proceeds
         Leasing Inc.

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
HH.        Lessor          2002-01-25     2007-01-24    RO (1992-11-20)     Specific vehicles with         N/A      02-0031762-0004
      (CrSdit-bailleur):                                                       all attachment,                            (Rl)
         GE Capital                                                              accessories,
         Vehicle and                                                        replacement parts and
          Equipment                                                                proceeds
        Leasing Inc.

II.        Lessor          2001-11-28     2006-11-27    RO (1992-11-20)     Specific vehicle with          N/A      01-0442189-0002
      (Credit-bailleur):                                                       all attachment,                            (Rl)
         GE Capital                                                              accessories,
         Vehicle and                                                        replacement parts and
          Equipment                                                                proceeds
        Leasing Inc.

JJ.        Lessor          2001-11-26     2006-ll-23    RO (2001-02-15)        "Lease Agreement            N/A      01-0436573-0002
      (Credit-bailleur):                 (ren'd from)                       (operating)" Renewal
        Nexcap Finance                    2004-11-23                            registered on
         Corporation                                                           2004-10-28 under
                                                                             #04-0623334-0004 to
                                                                            extend the expiry date
                                                                               to 2006-11-23

KK.       Lessor: IBM      2001-11-08     2011-10-30    RL (2000-12-20)     Specific equipment and         N/A      01-0412056-0011
        Canada Limited                                                            accessories

LL.       Lesson IBM       2001-11-08     2011-10-29    RL (2000-12-28)       Specific equipment           N/A      01-0412056-0010
        Canada Limitee

MM.        Lessor          2001-10-11     2006-10-10    RO (1992-11-20)     Specific vehicle with          N/A      01-0372875-0006
      (Cridit-bailleur):                                                        all attachment,                           (Rl)
         GE Capital                                                              accessories,
         Vehicle and                                                        replacement parts and
          Equipment                                                               proceeds
        Leasing Inc.

NN.        Lessor          2001-09-05     2006-09-04    RO (1992-11-20)     Specific vehicle with          N/A      01-0320203-0001
      (Cr&lit-bailleur):                                                        all attachment,                           (Rl)
         GE Capital                                                             accessories,
         Vehicle and                                                        replacement parts and
          Equipment                                                                proceeds
        Leasing Inc.

OO.        Lessor          2001-06-27     2006-06-26-   RO (1992-11-20)      Specific vehicle with          WA      01-0225560-0001
      (Credit-bailleur):                                                        all attachment,                           (Rl)
         GE Capital                                                              accessories,
         Vehicle and                                                         replacement parts and
          Equipment                                                                proceeds
        Leasing Inc.

PP.        Lessor          2001-05-22     2006-05-22    RO (1992-11-20)     Specific vehicle with          N/A      01-0173751-0005
       (Credit-bailleur):                                                      all attachment,                            (Rl)
         GE Capital                                                              accessories,
         Vehicle and                                                        replacement parts and
          Equipment                                                        proceeds Addn'l Lessee:
        Leasing Inc.                                                            PH & H Canada

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
QQ.        Lessor          2001-05-17     2006-05-17    RO (2001-04-24)        Right, title and            N/A      01-0167004-0003
      (Crtdit-bailleur):                                                   interest in and to all
        MFP Financial                                                        computer and related
        Services Ltd.                                                       equipment and general
                                                                              intangibles under
                                                                            Master Equipment Lease
                                                                              between Lessor and
                                                                               Lessee including
                                                                            specifically described
                                                                              equipment with all
                                                                               parts, software,
                                                                                documentation,
                                                                                 accessories,
                                                                                substitutions,
                                                                               replacements and

RR.        Lessor          2001-03-27     2005-06-22    RO (2001-03-23)      All movable property          N/A      01-0094419-0001
      (Credit-bailleur):                                                    related to the phone
         Corporation                                                       system supplied by Bell
      FinanciereTeletech                                                          Canada.

SS.        Lessor          2000-09-29     2005-09-29    RO (1992-11-20)       Specific equipment           N/A      00-0294592-0001
      (Credit-bailleur):                                                   Addn'l Lessee: PH & H
           General                                                                  Canada
          Electric
           Capital
         Vehicle and
          Equipment
        Leasing Inc.

TT.        Lessee:         2000-09-18     2006-07-30    RL (1996-07-30)       Specific equipment           N/A      00-0278318-0073
       Prodair Canada
         Lt(pound)e

UU.        Lessor          2000-06-05     2005-07-17    RO (1999-02-16)      All movable property          N/A      00-0148851-0001
      (Credit-bailleur):                                                    related to the phone
         Corporation                                                       system supplied by Bell
      FinanciereTeletech                                                          Canada.

 W.      Lesson Dell       2000-03-01     2008-07-28    RL (1999-07-23)     All Dell or Non-Dell           N/A      00-0049309-0003
          Financial                       ren'd from                       Computer equipment and
          Services                        2005-02-28                        peripherals together
       Canada Limited                                                        with all additions,
                                                                                accessions and
                                                                               replacements and
                                                                           proceeds Renewal of the
                                                                            publication registered
                                                                             on 2003-07-24 under
                                                                               #03-0380954-0001
                                                                             extending the expiry
                                                                           date from 2005-02-28 to
                                                                                  2009-02-28

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
WW.        Lessor          2000-01-05     2010-01-04    RO (1987-04-03)     All present and future         N/A      00-0000526-0001
      (Credit-bailleur):                                                      motor vehicles,
         PHH Vehicle                                                         automotive equipment,
         Management                                                          and materials-handling
        Services Inc.                                                        equipment leased from
                                                                               the Lessor to the
                                                                             Lessee, together with
                                                                             all present and future
                                                                            attachments, accessions,
                                                                            accessories, replacement
                                                                               parts and proceeds.

                                                                             "Inscription globale"
                                                                                (CCQ art 2961.1)

                                                                              Assignment of rights
                                                                                 registered on
                                                                                2000-09-14 under
                                                                               #00-0274576- 0001 -
                                                                              Assignor: PHH Vehicle
                                                                              Management Services
                                                                              Inc., Assignee: Leaf
                                                                              Trust, c/o Canadian
                                                                                Imperial Bank of
                                                                             Commerce, Trustee: TD
                                                                                 Trust Company

                                                                              Assignment of rights
                                                                                 registered on
                                                                                2000-09-14 under
                                                                               #00-0274576- 0004 -
                                                                              Assignor PHH Vehicle
                                                                              Management Services
                                                                              Inc., Assignee: Leaf
                                                                              Trust, c/o Canadian
                                                                                Imperial Bank of
                                                                             Commerce, Trustee: TD
                                                                                 Trust Company

                                                                              Assignment of rights
                                                                                 registered on
                                                                                2000-09-14 under
                                                                              #00-0274576- 0002 --
                                                                             Assignor: PHH Vehicle
                                                                              Management Services
                                                                              Inc., Assignee: Leaf
                                                                              Trust, c/o Canadian
                                                                                Imperial Bank of
                                                                             Commerce, Trustee: TD
                                                                                 Trust Company

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
                                                                             Assignment of rights
                                                                           registered on 2000-09- 14
                                                                           under #00-0274576- 0003 -
                                                                            Assignor: PHH Vehicle
                                                                          Management Services Inc.,
                                                                          Assignee: Leaf Trust, c/o
                                                                          Canadian Imperial Bank  of
                                                                         Commerce, Trustee: TD Trust
                                                                                   Company

                                                                             Assignment of rights
                                                                           registered on 2002-09-11
                                                                           under #02-0400420- 0001 -
                                                                            Assignor. PHH Vehicle
                                                                          Management Services Inc.,
                                                                          Assignee: Leaf Trust, c/o
                                                                          Canadian Imperial Bank of
                                                                            Commerce, Trustee: The
                                                                           Canada Trust Company --
                                                                          Assignment of specifically
                                                                              described vehicle

                                                                             Assignment of rights
                                                                           registered on 2003-02-14
                                                                           under #03-0069129- 0001 -
                                                                            Assignor: PHH Vehicle
                                                                          Management Services Inc.,
                                                                          Assignee: Leaf Trust, c/o
                                                                          Canadian Imperial Bank of
                                                                            Commerce, Trustee: The
                                                                           Canada Trust Company --
                                                                          Assignment of specifically
                                                                              described vehicles

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
                                                                             Assignment of rights
                                                                           registered on 2003-02-14
                                                                            under #03-0069266- 0001
                                                                            -Assignor. PHH Vehicle
                                                                           Management Services Inc.,
                                                                           Assignee: Leaf Trust, c/o
                                                                           Canadian Imperial Bank of
                                                                            Commerce, Trustee: The
                                                                            Canada Trust Company --
                                                                          Assignment of specifically
                                                                              described vehicles

                                                                             Assignment of rights
                                                                           registered on 2003-04-09
                                                                            under #03-0165239- 0001
                                                                            -Assignor: PHH Vehicle
                                                                           Management Services Inc.,
                                                                           Assignee: Leaf Trust, c/o
                                                                           Canadian Imperial Bank of
                                                                            Commerce, Trustee: The
                                                                            Canada Trust Company --
                                                                          Assignment of specifically
                                                                              described vehicles

                                                                             Assignment of rights
                                                                           registered on 2003-05-06
                                                                           under #03-0218201- 0001
                                                                            -Assignor: PHH Vehicle
                                                                           Management Services Inc.,
                                                                           Assignee: Leaf Trust, c/o
                                                                           Canadian Imperial Bank of
                                                                            Commerce, Trustee: The
                                                                            Canada Trust Company --
                                                                          Assignment of specifically
                                                                              described vehicles

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
                                                                            Assignment of rights
                                                                          registered on 2003-08-26
                                                                           under #03-0443915- 0001
                                                                           -Assignor: PHH Vehicle
                                                                          Management Services Inc.,
                                                                          Assignee: Leaf Trust, c/o
                                                                          Canadian Imperial Bank of
                                                                           Commerce, Trustee: The
                                                                           Canada Trust Company --
                                                                         Assignment of specifically
                                                                             described vehicles

                                                                         Modification to a published
                                                                             right registered on
                                                                                 2003-09-05
                                                                          under#03-0465017-0009 the
                                                                         change the Lessor's address
                                                                            Assignment of rights
                                                                          registered on 2003-10-07
                                                                           under #03-0534159- 0001
                                                                           -Assignor: PHH Vehicle-
                                                                          Management Services Inc.,
                                                                          Assignee: Leaf Trust, c/o
                                                                          Canadian Imperial Bank of
                                                                           Commerce, Trustee: The
                                                                           Canada Trust Company --
                                                                         Assignment of specifically
                                                                             described vehicles

                                                                            Assignment of rights
                                                                          registered on 2004-01-09
                                                                           under #04-0010213- 0001
                                                                           -Assignor: PHH Vehicle
                                                                          Management Services Inc.,
                                                                          Assignee: Leaf Trust, c/o
                                                                          Canadian Imperial Bank of
                                                                           Commerce, Trustee: The
                                                                           Canada Trust Company --
                                                                         Assignment of specifically
                                                                             described vehicles

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
                                                                              Assignment of rights
                                                                            registered on 2004-04-21
                                                                             under#04-0224516- 0001
                                                                             -Assignor: PHH Vehicle
                                                                           Management Services Inc.,
                                                                           Assignee: Leaf Trust, c/o
                                                                           Canadian Imperial Bank of
                                                                            Commerce, Trustee: The
                                                                            Canada Trust Company --
                                                                          Assignment of specifically
                                                                                described vehicles

                                                                             Rectification to the
                                                                          aforementioned assignment
                                                                         (04-0224516-0001) to rectify
                                                                             the addresses in the
                                                                                 registration

                                                                              Assignment of rights
                                                                            registered on 2004-07-13
                                                                            under #04-041 1245- 0001
                                                                             -Assignor: PHH Vehicle
                                                                           Management Services Inc.,
                                                                           Assignee: Leaf Trust, c/o
                                                                           Canadian Imperial Bank of
                                                                            Commerce. Trustee: The
                                                                            Canada Trust Company --
                                                                          Assignment of specifically
                                                                             described vehicles

                                                                              Assignment of rights
                                                                            registered on 2004-07-14
                                                                            under #04-0414378- 0001
                                                                             -Assignor: PHH Vehicle
                                                                           Management Services Inc.,
                                                                           Assignee.: Leaf Trust, do
                                                                           Canadian Imperial Bank of
                                                                             Commerce, Trustee: The
                                                                             Canada Trust Company --
                                                                          Assignment of specifically
                                                                               described vehicles

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
                                                                             Assignment of rights
                                                                           registered on 2004-11-30
                                                                            under #04-0687775- 0001
                                                                           -Assignor. PHH  Vehicle
                                                                         Management Services Inc. c/o
                                                                           PHH Corporation; Assignee:
                                                                            Leaf Trust c/o Canadian
                                                                           Imperial Bank of Commerce;
                                                                           Trustee: The Canada. Trust
                                                                             Company -Assignment of
                                                                             specifically described
                                                                                    vehicles

                                                                             Assignment of rights
                                                                           registered on 2005-01-05
                                                                            under #05-000 1345- 0001
                                                                             -Assignor PHH Vehicle
                                                                          Management Services Inc. do
                                                                           PHH Corporation; Assignee:
                                                                             Leaf Tiustc/o Canadian
                                                                           Imperial Bank of Commerce;
                                                                           Trustee: The Canada Trust
                                                                            Company - Assignment of
                                                                             specifically described
                                                                                    vehicles

                                                                               Rectification (to
                                                                         registration #04-0411245
                                                                          -0001 above) registered on
                                                                                2005-01-07 under
                                                                         #05-0006555- 0001 to correct
                                                                          a registration number which
                                                                               should have read
                                                                         #00-0110610-0001 instead of
                                                                               #03- 0374759-0006

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
                                                                              Rectification (to
                                                                                registration
                                                                           #05-0006555-0001 above)
                                                                          registered on 2005-02-16
                                                                          under #05-0081 700- 0001
                                                                            to correct an address

 XX.       Lessor          1999-12-16     2004-09-16    RO (1992-11-20)       Specific vehicles            N/A      99-0223781-0001
       (CrMt-bailleur);                                                                                                   (Rl)
          General                                                          Reduction registered on
          Electric                                                            2001-10-02 under
          Capital                                                             #01-0360010-0002
        Vehicle and                                                         affecting 6 vehicles.
         Equipment
        Leasing Inc.                                                       Reduction registered on
                                                                              2002-01-29 under
                                                                              #02-0035293-0001
                                                                            affecting 3 vehicles

 YY.       Lessor          1999-12-13     2005-09-16    RO (1992-11-20)     Specific vehicles and          N/A      99-0218990-0008
          (Credit                        (ren'd from)                             accessory                              (Rl)
         Bailleur):                       2004-09-16
          General                                                               Renewal of a
          Electric                                                         registration registered
          Capital                                                            on 2004-08-24 under
        Vehicle and                                                          #04-0495692-004 to
         Equipment                                                         extend the expiry dated
        Leasing Inc.                                                            on 2005-09-16

                             DATE OF    EXPIRY DATE OF     NATURE OF
           SECURITY       REGISTRATION   REGISTRATION    RIGHT & DATE                                     AMOUNT     REGISTRATION
REF.        HOLDER           (Y-M-D)       (Y-M-D)          OF DEED           PROPERTY & COMMENTS        (CDN.$)        NUMBER
----  ------------------  ------------  --------------  ---------------  ----------------------------  -----------  ---------------
 ZZ.       Lessor          1999-11-23     2005-11-10    RO (1999-11-10)      Specific equipment            N/A      99-0201774-0010
      (Credit-bailleur):
          Newcourt
       Financial Ltd.

AAA.    Lessor (CrtdU      1999-11-11     2005-11-09    RO (1999-11-10)    All movable property            N/A      99-0191178-0012
         -bailleur):                                                      related to the phone
         Corporation                                                       system supplied by
         Financifere                                                           Bell Canada.
          Teletech

                                                                       EXHIBIT A

                            FORM OF BORROWING REQUEST

JPMorgan Chase Bank, N.A.,
 as Administrative Agent
 for the Lenders referred to below
c/o Loan & Agency Services Group
1111 Fannin St., 10th Floor
Houston, Texas 77002

Attention:  Alice Telles

                                                                          [Date]

Ladies and Gentlemen:

      Reference is made to the Amended and Restated Second Lien Credit Agreement dated as of April 20, 2007 (as amended, restated or otherwise modified and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Borrowing Request and the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

       (A)      Aggregate amount of the requested Borrowing(1):

                ----------------------------------------------

       (B)      Restatement Date (which is a Business
                Day):
                     -----------------------------------------

       (C)      Interest rate basis(2):
                                        ----------------------

       (D)      Interest Period(3):
                                    --------------------------

----------

(1)   Not less than $5,000,000 and an integral multiple of $1,000,000.

(2)   Eurodollar Borrowing or ABR Borrowing.

(3) If the Borrowing is a Eurodollar Borrowing. Must comply with the definition of "Interest Period" and end not later than the Maturity Date.

      (E) Location and number of Borrower's account to which proceeds of Borrowing are to be disbursed:
                                          --------------------------------

                                             Very truly yours,

                                             THE GOODYEAR TIRE & RUBBER COMPANY,

                                              by
                                                -------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT B

                        FORM OF INTEREST ELECTION REQUEST

JPMorgan Chase Bank, N.A.,
 as Administrative Agent
 for the Lenders referred to below
Loan & Agency Services Group
1111 Fannin, 10th Floor
Houston, Texas 77002

Attention: Alice Telles

                                                                          [Date]

Ladies and Gentlemen:

      Reference is made to the Amended and Restated Second Lien Credit Agreement dated as of April 20, 2007 (as amended, restated or otherwise modified and in effect on the date hereof, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes an Interest Election Request and the Borrower hereby requests the conversion or continuation of a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing to be converted or continued as requested hereby:

      (A)   Borrowing to which this request applies(1):

            --------------------------------------------------------------

      (B)   Principal amount of Borrowing to be converted/continued(2):

            --------------------------------------------------------------

      (C)   Effective date of election (which is a Business Day):

            --------------------------------------------------------------

      (D)   Interest rate basis of resulting Borrowing(s)(3):

            --------------------------------------------------------------

----------

(1)   Specify existing Type and last day of current Interest Period.

(2) If different options are being elected with respect to different portions of the Borrowing, indicate the portions thereof to be allocated to each resulting Borrowing. Each resulting Borrowing must be not less than $5,000,000 and an integral multiple of $1,000,000.

(3)   Eurodollar Borrowing or ABR Borrowing.

      (E)   Interest Period of resulting Borrowing(s)(4):

            ---------------------------------------------------------------

                                           Very truly yours,

                                           THE GOODYEAR TIRE & RUBBER COMPANY,

                                            by
                                               ----------------------------
                                               Name:
                                               Title:

----------

(4) If the Borrowing is to be a Eurodollar Borrowing. Must comply with the definition of "Interest Period" and end not later than the Maturity Date.

                                                                       EXHIBIT C

                                    [FORM OF]

                                 Promissory NOTE

$[     ]                                                     New York, New York
                                                                 April 20, 2007

      FOR VALUE RECEIVED, the undersigned, THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation (the "Company"), hereby promises to pay to the order of [ ] (the "Lender") or its registered assigns, at the office of JPMorgan Chase Bank, N.A. (the "Administrative Agent") at 270 Park Avenue, New York, New York 10017, on the Maturity Date (as defined in the Amended and Restated Second Lien Credit Agreement dated as of April 20, 2007 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent), the
lesser of (i) the principal sum of [ ] ($[       ]) or (ii) the aggregate
unpaid principal amount of all Loans (as defined in the Credit Agreement) made to the Company by the Lender pursuant to the Credit Agreement in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on the dates provided in the Credit Agreement.

      The Company promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

      The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof that shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

      This Note is given subject to the provisions of the Credit Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is entitled to the benefit of the Credit Agreement and is guaranteed and secured as provided therein and in the other Credit Documents (as defined in the Credit Agreement). This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                             THE GOODYEAR TIRE & RUBBER
                                             COMPANY,

                                               by
                                                  ---------------------------
                                                  Name:
                                                  Title:

                               LOANS AND PAYMENTS

         Amount                                      Unpaid
      and Type of  Maturity                         Principal      Name of Person
Date      Loan       Date    Principal  Interest  Balance of Note  Making Notation


                                                                       EXHIBIT D

                                    [FORM OF]
                            ASSIGNMENT AND ASSUMPTION

      This Assignment and Assumption (the "Assignment and Assumption") is dated as of the effective date set forth below (the "Effective Date") and is entered into by and between the assignor identified below (the "Assignor") and the assignee identified below (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Second Lien Credit Agreement dated as of April 20, 2007, among The Goodyear Tire & Rubber Company, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

      For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

      Assignor:
                ---------------------------------------------------

      Assignee:
                ---------------------------------------------------
              and is an [Affiliate]/[Approved Fund] of [Identify Lender](1)

      Borrower(s): The Goodyear Tire & Rubber Company

      Administrative Agent: JPMorgan Chase Bank, N.A., as the Administrative
            Agent under the Credit Agreement

      Assigned Interest:

                  Aggregate Amount of      Amount of      Percentage Assigned of
                  Commitment/Loans for  Commitment/Loans   Aggregate Amount of
                     all Lenders           Assigned         Commitment/Loans
----------------  --------------------  ----------------  ----------------------
Commitment/Loans  $                     $                 %

Effective Date:________ , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].

      The Assignee (in the case an Assignee is not a Lender) agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee's compliance procedures and applicable laws, including Federal and state securities laws.

----------

(1)   Select as applicable.

The terms set forth in this Assignment and Assumption are hereby agreed to:

                                          [NAME OF ASSIGNOR], as Assignor,

                                           by
                                              --------------------------------
                                              Name:
                                              Title:

                                          [NAME OF ASSIGNEE], as Assignee,

                                           by
                                              --------------------------------
                                              Name:
                                              Title:

                                                               SIGNATURE PAGE TO
                                              THE GOODYEAR TIRE & RUBBER COMPANY
                                                       ASSIGNMENT AND ASSUMPTION

[Consented to and](2) Accepted:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

  by
     ----------------------
     Name:
     Title:

Consented to:(3)

THE GOODYEAR TIRE & RUBBER COMPANY,

  by
     ----------------------
     Name:
     Title:

----------

(2) If the consent of the Administrative Agent is required by the terms of the Credit Agreement.

(3) If the consent of the Borrower is required by the terms of the Credit Agreement.

                                                                         ANNEX 1

                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

      Representations and Warranties.

      1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance, or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

      1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder,
(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agents, the Assignor or any other Lender, and (v) attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of Section 2.14 of the Credit Agreement, duly completed and executed by the Assignee; (b) agrees that (i) it will, independently and without reliance on the Agents, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender and (iii) it will not book any Loan at an Austrian branch or through an Austrian Affiliate and will comply with Section 9.19 of the Credit Agreement; and (c) appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under the Credit Documents as are delegated to them by the terms thereof, together with such powers as are reasonably incidental thereto.

      2. Guarantee and Collateral Agreement. The Assignee, by executing and delivering this Assignment and Assumption, acknowledges receipt of a copy of the Guarantee and Collateral Agreement and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Guarantee and Collateral Agreement and each other Security Document, specifically including (i) the provisions of Article VII of the Guarantee and Collateral Agreement (governing the exercise of remedies under the Security Documents and the distribution of proceeds realized from such exercise), (ii) the provisions of Articles IX and X of the Guarantee and Collateral Agreement (relating to the duties and responsibilities of the Collateral Agent thereunder and providing for the indemnification and the reimbursement of expenses of the Collateral Agent thereunder by the Lenders) and (iii) the provisions of Section 12.13 of the Guarantee and Collateral Agreement (providing for releases of Guarantees of and Collateral securing the Obligations).

      3. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

      4. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic image scan transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by and construed in accordance with the law of the State of New York

                                                                     EXHIBIT E-1

                 FORM OF OPINION OF BORROWER'S OUTSIDE COUNSEL

                                                          April 20, 2007

The Lenders party to the Credit Agreement referred to below and
      JPMorgan Chase Bank, N.A.,
      as Administrative Agent
One Chase Manhattan Plaza
8th Floor
New York, New York 10081

                     Goodyear Second Lien Credit Agreement

Ladies and Gentlemen:

      We have acted as counsel to The Goodyear Tire & Rubber Company, an Ohio corporation (the "Company"), and each of the entities listed on Exhibit A hereto (collectively, the "Subsidiary Guarantors") in connection with the Amended and Restated Second Lien Credit Agreement, dated as of April 20, 2007 (the "Credit Agreement"), among the Company, certain lenders party thereto (the "Lenders"), JPMorgan Chase Bank, N.A., as administrative agent, and Deutsche Bank Trust Company Americas, as collateral agent (the "Collateral Agent"). This opinion is delivered to you pursuant to Section 4.01(a)(i) of the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

      We have reviewed (i) the Credit Agreement, (ii) the Second Lien Guarantee and Collateral Agreement, dated as of April 8, 2005, among the Company, the Subsidiary Guarantors, the Grantors party thereto and identified on Exhibit B hereto (the "Grantors"), certain other Subsidiaries and the Collateral Agent, as reaffirmed and amended by the Reaffirmation Agreement, dated as of April 20, 2007, among the Company, the subsidiaries of the Company identified therein and the Collateral Agent (as so amended, the "Guarantee and Collateral Agreement"),
(iii) the Lenders Lien Subordination and Intercreditor Agreement (the "Lenders LSIA"), dated as of April 8, 2005, among JPMorgan Chase Bank, N.A., as collateral agent for the First Lien Secured Parties referred to therein, Deutsche Bank Trust Company Americas, as collateral agent for the Second Lien Secured Parties referred to therein, the Company and the subsidiaries of the Company named therein, (iv) the Lien Subordination and Intercreditor Agreement (the "LSIA"), dated as of March 12, 2004, among JPMorgan Chase Bank, N.A., as Credit Facilities Collateral Agent (as defined in the LSIA) (the "Credit Agent"), Wilmington Trust Company, as Initial Junior Indebtedness Collateral Agent (as defined in the LSIA), the Company and the subsidiaries of the Company named therein, (v) the Notice of Designation in respect of the Obligations, dated as of April 20, 2007 (the "Notice of Designation"), from the Company to JPMorgan Chase Bank, N.A., as Credit Facilities

Collateral Agent, and Wilmington Trust Company, as Initial Junior Indebtedness Collateral Agent, pursuant to the terms of the LSIA, (vi) the perfection certificate, dated April 20, 2007, delivered by the Company pursuant to Section 4.01(i)(i) of the Credit Agreement, (vii) the financing statements filed in the State of Delaware, the State of Arizona, the State of Ohio and the State of California pursuant to the Guarantee and Collateral Agreement describing certain property of certain Grantors and naming such Grantors, respectively, as debtors, and the Collateral Agent, as secured party (the "Financing Statements"), (viii) the deposit account control agreements listed on Exhibit C hereto (the "Deposit Account Agreements") and (ix) such corporate records, certificates and other documents, and such questions of law, as we have deemed necessary or appropriate for the purposes of this opinion. The agreements referred to in clauses (i),
(ii), (iii) and (iv) are referred to in this opinion each as a "Document" and collectively as the "Documents."

      We have assumed that the Company, the Grantors and the Subsidiary Guarantors (each a "Credit Party" and collectively, the "Credit Parties"), other than the entities listed on Exhibit D hereto (each, a "Delaware Company" and collectively, the "Delaware Companies"), are each duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization and that each Credit Party, other than the Delaware Companies, has the power and authority to execute and deliver the Documents to which it is a party and to perform its obligations under such Documents. We have assumed further that each of the Credit Parties, other than the Delaware Companies, has duly authorized executed and delivered the Documents to which it is a party. We have assumed further that the execution and delivery by each Credit Party, other than the Delaware Companies, of each Document to which such Credit Party is a party and the consummation of the transactions contemplated thereby do not breach or conflict with the provisions of such Credit Party's certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or other organizational documents, as applicable. We have relied as to certain matters on information obtained from public officials, officers of the Company and its Subsidiaries and other sources that we believe to be responsible.

      We have assumed that the execution and delivery of the Documents by the Credit Parties and the performance by the Credit Parties of their obligations thereunder do not and will not (x) violate or contravene any judgment, order, decree or permit issued by any court, arbitrator or governmental or regulatory authority, (y) conflict with or result in the breach of, constitute a default under, or cause or permit any termination or any mandatory prepayment or acceleration under, any contract or other instrument binding on or affecting the Company or any subsidiary thereof or any of their respective properties or assets other than the agreements listed on Exhibit E hereto (such agreements listed on Exhibit E, the "Material Agreements"), or (z) result in the creation or imposition of any lien, charge or encumbrance (other than those created or imposed under the Documents) upon or with respect to any property or assets of the Company or any Subsidiary.

      We have assumed that all signatures are genuine, that all documents submitted to us as originals are authentic and that all copies of documents submitted to us conform to the originals. We have assumed further that each of the Secured Parties has duly authorized, executed and delivered the Documents to which it is a party and that each such Document is the valid and binding obligation of such Secured Party, enforceable against such Secured Party in accordance with its terms.

      Based upon the foregoing and subject to the qualifications and assumptions set forth below, we are of the opinion that:

      1. Each Delaware Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute and deliver the Documents to which it is a party, to consummate the transactions contemplated thereby and to perform its respective obligations thereunder. Each Delaware Company has duly authorized, executed and delivered the Documents to which it is a party.

      2. Each Document constitutes the valid and binding obligation of the Credit Parties party thereto, enforceable against each such Credit Party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      3. No consent, approval, authorization or other action by or filing with any governmental agency or instrumentality of the State of New York or the United States of America or under the Delaware General Corporation Law (the "DGCL") is required on the part of any credit party for the execution and delivery of any Document to which such Credit party is a party or the consummation of the transactions contemplated thereby, except (i) those already obtained or made and (ii) such filings and other actions as are required to perfect the security interests and liens granted under the Documents and the other Credit Documents.

      4. The execution and delivery by each Credit Party of each Document to which such Credit Party is a party and the consummation of the transactions contemplated thereby do not (i) violate the DGCL or any New York State or Federal statute, law, rule or regulation to which such Credit Party is subject,
(ii) breach the provisions of, or cause a default under, any Material Agreement or (iii) in the case of each Delaware Company, breach the provisions of such Delaware Company's certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or other organizational documents, as applicable.

      5. The Guarantee and Collateral Agreement creates in favor of the Collateral Agent for the benefit of the Collateral Agent and the Secured Parties party to the Credit Agreement a valid security interest in the Article 9 Collateral (as such term is defined in the Guarantee and Collateral Agreement), as security for the Obligations, to the extent that security interests in the
Article 9 Collateral can be created under Article 9 of the Uniform Commercial Code of the State of New York (the "NYUCC").

      6. The Guarantee and Collateral Agreement, together with the delivery to the Credit Agent, in the State of New York, of the certificates evidencing pledged equity interests identified on Exhibit F (the "Pledged Securities") and the Credit Agent's acknowledgment in the LSIA that it has taken possession of such certificates as agent on behalf of the Collateral Agent, create in favor of the Collateral Agent, as security for the Obligations, a perfected security interest under the NYUCC in each Grantor s rights in the Pledged Securities. Assuming that the Credit Agent, the Collateral Agent and each Secured Party acquired their respective interests in the Pledged Securities without notice of any adverse claim and that each Pledged Security is either in bearer form or in registered form, issued or endorsed by an effective endorsement in the name of the Credit Agent or in blank, the Collateral Agent acquired its security interest in the Pledged Securities free of any adverse claim.

       7. The Guarantee and Collateral Agreement, together with the delivery to the Credit Agent, in the State of New York, of the promissory notes evidencing Pledged Debt Securities (as defined in the Guarantee and Collateral Agreement) identified on Exhibit G hereto (the "Pledged Notes") and the Credit Agent's acknowledgment in the LSIA that it has taken possession of such promissory notes as agent on behalf of the Collateral Agent, create in favor of the Collateral Agent, as security for the Obligations, a perfected security interest under the NYUCC in each Grantor's rights in the Pledged Notes. Assuming that the Credit Agent, as agent on behalf of the Collateral Agent, took possession of the Pledged Notes in good faith and that none of the Credit Agent, the Collateral Agent or any Secured Party has knowledge that the security interest in favor of the Credit Agent in the Pledged Notes violates the rights of any secured party, the security interest of the Collateral Agent in the Pledged Notes will be prior to any other security interest in the Pledged Notes created under Article 9 of the NYUCC.

       8. The Financing Statements filed in the office of the Secretary of State of Delaware, the office of the Secretary of State of Arizona, the office of the Secretary of State of Ohio and the office of the Secretary of State of California (the "Filing Offices") were in proper form for filing in such respective offices on the respective dates they were filed. The filing of each such Financing Statement in the applicable Filing Office was, on the respective dates they were filed, sufficient to perfect the security interest created in favor of the Collateral Agent for the benefit of the Secured Parties by the Guarantee and Collateral Agreement in the collateral described in such Financing Statement to the extent a security interest can be perfected in such collateral under Article 9 of the Uniform Commercial Code of the State of Delaware, Chapter 9 of the Uniform Commercial Code of the States of Arizona and Ohio and Division 9 of the Uniform Commercial Code of the State of California by filing a financing statement in the applicable Filing Office.

       9. The execution and delivery of the Deposit Account Agreements was sufficient to perfect the security interest of the Collateral Agent in such deposit account (as defined in Section 9-102 of the NYUCC) set forth in Exhibit A to each of the Deposit Account Agreements.

      10. The use of the proceeds from the Loans as described in the Credit Agreement will not violate Regulation T, U or X of the Board of Governors of the

Federal Reserve System.

      11. The Company is not an "investment company" as defined in the Investment Company Act of 1940.

      12. Upon delivery of the Notice of Designation to the Collateral Agents (as defined in the Notice of Designation), the Obligations shall be considered "Designated Senior Obligations" for the purposes of the LSIA.

      The foregoing opinion is subject to the following qualifications:

      (a) The enforceability of certain rights and remedies purported to be granted to the Lenders under the Documents may be limited by applicable law, but those limitations (exclusive of the matters referred to in the other qualifications set forth herein) do not make the rights and remedies afforded under the Documents inadequate for the practical realization of the principal benefits intended to be provided by the Documents.

      (b) We express no opinion as to (i) the ownership of or title to any property, or as to the adequacy of any description of any property, (ii) zoning, subdivision or other matters affecting the use, occupancy or operation of the Collateral, (iii) any security interest or lien, other than as specifically set forth in paragraphs 5 through 9, or (iv) the priority of any security interest or lien, other than as specifically set forth in paragraph 7.

      (c) We express no opinion as to the existence or adequacy of consideration received by any Subsidiary Guarantor in connection with such parties' obligations under the Guarantee and Collateral Agreement.

      (d) We express no opinion as to:

            (i) waivers of defenses, subrogation and related rights, rights to trial by jury, rights to object to venue, or other rights or benefits bestowed by operation of law;

            (ii) releases or waivers of unmatured claims or rights;

            (iii) indemnification, contribution, exculpation or provisions for the non-survival of representations, to the extent they purport to indemnify any party against, or release or limit any party's liability for, its own breach or failure to comply with statutory obligations, or to the extent such provisions are contrary to public policy;

            (iv) grants of powers of attorney or proxies;

            (v) provisions purporting to require a prevailing party in a dispute to pay attorneys' fees and expenses, or other costs, to a non-prevailing party;

            (vi) provisions for liquidated damages and penalties, penalty interest and interest on interest;

            (vii) provisions purporting to make a party's determination conclusive or permitting a party to act in its sole or absolute discretion;

            (viii) exclusive jurisdiction or venue provisions; and

            (ix) provisions purporting to supersede equitable principles, including, without limitation, provisions requiring amendments and waivers to be in writing and provisions making notices effective even if not actually received.

      (e) We express no opinion as to any right of setoff, netting, bankers lien or counterclaim or right to the application of property in the possession or control of any Secured Party.

      (f) Except as set forth in paragraph 11, we express no opinion as to any Federal or state securities or Blue Sky laws or as to any anti-fraud laws.


      (g) We express no opinion as to any tax laws, the Employee Retirement Income Security Act of 1974 or any rules or regulations thereunder.

      (h) We express no opinion as to the Federal Aviation Act of 1958, as amended from time to time and as re-codified in Title 49 of the United States Code.

      (i) We express no opinion as to any legal requirements applicable to any Secured Party.

      (j) Our opinions in paragraphs 3 and 4(i) above are limited to laws and regulations normally applicable to transactions of the type contemplated by the Documents and do not extend to laws or regulations relating to, or to licenses, permits, approvals and filings necessary for, the conduct of the business of the Company or any Subsidiary, or to any environmental laws or regulations.

      (k) We express no opinion as to the creation, legality, validity, binding effect or perfection of (i) any security interest to the extent limited by
Section 552 of the Federal Bankruptcy Code or (ii) any security interest in any right the assignment of which requires the consent of another person that has not been duly obtained.

      We are members of the bar of the State of New York. We do not purport to be experts in and do not express any opinion on any laws other than the law of the State of New York, the DGCL and the Federal law of the United States of America. Our opinion in paragraph 8 above is based solely on our review of
Article 9 of the Uniform Commercial Code of the State of Delaware, Chapter 9 of the Uniform Commercial Code of the States of Arizona and Ohio and Division 9 of the Uniform Commercial Code of the State of California, as reported by The LexisNexis Group pursuant to an online search performed on April 19, 2007.

      This opinion is given solely for your benefit and the benefit of each Person who becomes a Lender before June 30, 2007, as the result of an assignment by JPMorgan Chase Bank, N.A. or Deutsche Bank AG pursuant to the Credit Agreement of any of their respective Loans or Commitments, and may not be relied upon by any other Person without our written consent.

                                      Very truly yours,

                                                                       EXHIBIT A

                             Subsidiary Guarantors

1.    Belt Concepts of America, Inc. (Delaware)

2.    Celeron Corporation (Delaware)

3.    Cosmoflex, Inc. (Delaware)

4.    Dapper Tire Co., Inc. (California)

5.    Divested Companies Holding Company (Delaware)

6.    Divested Litchfield Park Properties, Inc. (Arizona)

7.    Goodyear Engineered Products International Inc. (Delaware)

8.    Goodyear Engineered Products Thailand Inc. (Delaware)

9.    Goodyear Farms, Inc. (Arizona)

10.   Goodyear International Corporation (Delaware)

11.   Goodyear Western Hemisphere Corporation (Delaware)

12.   The Kelly-Springfield Tire Corporation (Delaware)

13.   Wheel Assemblies Inc. (Delaware)

14.   Wingfoot Commercial Tire Systems, LLC (Ohio)

15.   Wingfoot Ventures Eight Inc. (Delaware)

                                                                       EXHIBIT B

                                    Grantors

1.    Belt Concepts of America, Inc. (Delaware)

2.    Cosmoflex, Inc. (Delaware)

3.    Dapper Tire Co., Inc. (California)

4.    Divested Companies Holding Company (Delaware)

5.    Divested Litchfield Park Properties, Inc. (Arizona)

6.    Goodyear Farms, Inc. (Arizona)

7.    Goodyear International Corporation (Delaware)

8.    The Goodyear Tire & Rubber Company (Ohio)

9.    The Kelly-Springfield Tire Corporation (Delaware)

10.   Wingfoot Commercial Tire Systems, LLC (Ohio)

11.   Wingfoot Ventures Eight Inc. (Delaware)

                                                                       EXHIBIT C

                           Deposit Account Agreements

1. Amended and Restated Blocked Account Control Agreement ("Shifting Control"), dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and JPMorgan Chase Bank, N.A., as Depositary.

2. Amended and Restated Lock-Box and Depository Agreement (with Activation), dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and Bank of America, N.A., as Bank.

3. Amended and Restated Lock-Box and Depository Agreement, dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and National City Bank, as Bank.

4. Amended and Restated Lock-Box and Depository Agreement, dated as of April 8, 2005, among Goodyear International Corporation, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and National City Bank, as Bank.

5. Amended and Restated Depository Agreement, dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and Citibank, N.A., as Depository Bank.

6. Amended and Restated Depository Agreement, dated as of April 8, 2005, among Goodyear International Corporation, JPMorgan Chase Bank, N.A., as agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and Citibank, N.A., as Depository Bank.

7. Amended and Restated Multi-Party Lockbox Agreement, dated as of April 8, 2005, among the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, Wilmington Trust Company, as Junior Lien Agent, and The Northern Trust Company, as Bank.

8. Amended and Restated Deposit Account Control Agreement (with Future Notification), dated as of April 8, 2005, among Wachovia Bank, National Association, as Depository Bank, the Company, JPMorgan Chase Bank, N.A., as Agent, Deutsche Bank Trust Company Americas, as Second Lien Agent, and Wilmington Trust Company, as Junior Lien Agent.

                                                                       EXHIBIT D

                               Delaware Companies

1.    Belt Concepts of America, Inc. (Delaware)

2.    Celeron Corporation (Delaware)

3.    Cosmoflex, Inc. (Delaware)

4.    Divested Companies Holding Company (Delaware)

5.    Goodyear Engineered Products International Inc. (Delaware)

6.    Goodyear Engineered Products Thailand Inc. (Delaware)

7.    Goodyear International Corporation (Delaware)

8.    Goodyear Western Hemisphere Corporation (Delaware)

9.    The Kelly-Springfield Tire Corporation (Delaware)

10.   Wheel Assemblies Inc. (Delaware)

11.   Wingfoot Ventures Eight Inc. (Delaware)

                                                                      EXHIBIT E

                              Material Agreements

1. Indenture, dated as of March 15, 1996, between the Company and JPMorgan Chase Bank, as Trustee, as supplemented on December 3, 1996 in respect of $250,000,000 principal amount of the Company's 6 5/8% Notes due 2006, March 11, 1998 in respect of $150,000,000 principal amount of the Company's 7% Notes due 2028, and March 17, 1998 in respect of $100,000,000 principal amount of the Company 6 3/8% Notes due 2008.

2. Indenture, dated March 1, 1999, between the Company and JPMorgan Chase Bank, as Trustee, as supplemented on March 14, 2000 in respect of $300,000,000 principal amount of the Company's 8 1/8% Notes due 2003 and $300,000,000 principal amount of the Company's 8 1/2% Notes due 2007 and on August 15, 2001, in respect of $650,000,000 principal amount of the Company's 7 6/7% Notes due 2011.

3. Umbrella Agreement, dated as of June 14, 1999 (and Amendment No. 1 dated as of January 1, 2003, Amendment No. 2 dated as of April 7, 2003, and Amendment No. 3 dated as of July 15, 2004), between the Company and Sumitomo Rubber Industries, Ltd.

4. Joint Venture Agreement for Europe, dated as of June 14, 1999 (and Amendment No. 1 dated as of September 1, 1999), among the Company, Goodyear S.A., a French corporation, Goodyear S.A., a Luxembourg corporation, Goodyear Canada Inc., Sumitomo Rubber Industries, Ltd., and Sumitomo Rubber Europe B.V.

5. Shareholders Agreement for the Europe JVC, dated as of June 14, 1999 (and Amendment No. 1 dated as of April 21, 2000, Amendment No. 2, dated as of July 15, 2004, and Amendment No. 3, date as of August 30,2005), among the Company, Goodyear S.A., a French corporation, Goodyear S.A., a Luxembourg corporation, Goodyear Canada Inc., and Sumitomo Rubber Industries, Ltd.

6. Indenture dated as of March 12, 2004, among the Company, the subsidiary guarantors thereunder and Wells Fargo Bank, N.A., as trustee, in respect of $400,000,000 principal amount of the Company's 11% Senior Secured Notes due 2011, and $250,000,000 principal amount of the Company's Senior Secured Floating Rate Notes due 2011.

7. Indenture dated as of July 2, 2004, among the Company and Wells Fargo Bank, N.A., as trustee, in respect of $350,000,000 principal amount of the Company's 4.00% Convertible Senior Notes due 2034.

8. Third Lien Credit Agreement, dated as of April 8, 2005, among the Company, the subsidiary guarantors party thereto, the Lenders party thereto and JP Morgan

      Chase Bank, N.A., as collateral agent.

9. Indenture, dated as of June 23, 2005 among Goodyear, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee, in respect of $400,000,000 principal amount of the Company's 9% Senior Notes due 2015.

10 Indenture, dated as of November 21, 2006, among Goodyear, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee, in respect of $500,000,000 principal amount of the Company's Senior Floating Rate Notes due 2009, and $500,000,000 principal amount of the Company's 8.625% Senior Notes due 2011.

                                                                       EXHIBIT F

                               Pledged Securities

1. Certificate number 8, dated March 28, 2003, evidencing ownership by The Goodyear Tire & Rubber Company of 25 shares of common stock of Dapper Tire Co., Inc.

2. Certificate number 9, dated March 28, 2003, evidencing ownership by The Goodyear Tire & Rubber Company of 50 shares of common stock of Dapper Tire Co., Inc.

3. Certificate number 1, dated December 16, 1987, evidencing ownership by The Goodyear Tire & Rubber Company of 100 shares of common stock of Divested Companies Holding Company.

4. Certificate number 69, dated March 28, 2003, evidencing ownership by The Goodyear Tire & Rubber Company of 1,000 shares of common stock of Goodyear Farms, Inc.

5. Certificate number 1, dated April 18, 1972, evidencing ownership by The Goodyear Tire & Rubber Company of 50 shares of common stock of Goodyear International Corporation.

6. Certificate number 2, dated July 11, 1929, evidencing ownership by The Goodyear Tire & Rubber Company of 100 shares of common stock of Goodyear International Corporation.

7. Certificate number 3, dated March 28,2003, evidencing ownership by The Goodyear Tire & Rubber Company of 11 shares of common stock of Wingfoot Ventures Eight Inc.

8. Certificate number 2, dated March 28, 2003, evidencing ownership by The Goodyear Tire & Rubber Company of 100 shares of common stock of Belt Concepts of America, Inc.

9. Certificate number 4, dated March 28, 2003, evidencing ownership by Divested Companies Holding Company of 1,620 shares of common stock of Divested Litchfield Park Properties, Inc.

                                                                       EXHIBIT G

                                  Pledged Notes

1. Subordinated Promissory Note, dated December 21, 2001, in the principal amount of $8,100,000, from Eliokem, Inc. to the Company.

2. Second Amended and Restated Note, dated March 11, 2003, in the principal amount of $23,000,000, from T&WA, Inc. to the Company.

3. Second Amended Promissory Note, dated March 11, 2003, in the principal amount of $25,000,000, from T&WA, Inc. to the Company.

                                                                     EXHIBIT E-2

                     FORM OF OPINION OF THE GENERAL COUNSEL,
                        THE ASSOCIATE GENERAL COUNSEL OR
                    AN ASSISTANT GENERAL COUNSEL OF GOODYEAR

                                  SEE ATTACHED

                                                                   April 20,2007

The Lenders party to the Credit Agreements referred to below and JPMorgan
   Chase Bank N.A., as Administrative Agent
One Chase Manhattan Plaza
8th Floor
New York, New York 10081

Ladies and Gentlemen:

            I am the Senior Vice President, General Counsel and Secretary of The Goodyear Tire & Rubber Company, an Ohio corporation (the "Company"), and am rendering the opinions set forth below in connection with (i) the Amended and Restated First Lien Credit Agreement, dated as of April 20, 2007 (the "First Lien Credit Agreement"), among the Company, certain lenders party thereto, certain issuing banks party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent ("JPMCB"), and Citicorp USA, Inc., as syndication agent, (ii) the Amended and Restated Second Lien Credit Agreement, dated as of April 20, 2007 (the "Second Lien Credit Agreement"), among the Company, certain lenders party thereto, Deutsche Bank Trust Company Americas, as collateral agent, and JPMCB, as administrative agent, (iii) the Amended and Restated Revolving Credit Agreement, dated as of April 20, 2007 (the "European Facilities Credit Agreement"), among the Company, Goodyear Dunlop Tires Europe B.V. (the "European J.V."), Goodyear Dunlop Tires Germany GmbH ("GTDG"), Goodyear GmbH & Co. KG ("Goodyear KG"), Dunlop GmbH & Co. KG ("Dunlop KG") and Goodyear Luxembourg Tires SA ("Lux Tires" and, collectively together with the Company, Dunlop KG, Goodyear KG, GTDG and the European J.V., the "European Facilities Borrowers"), certain lenders party thereto, J.P. Morgan Europe Limited, as administrative agent, and JPMCB, as collateral agent. The First Lien Credit Agreement, the Second Lien Credit Agreement, and the European Facilities Credit Agreement are collectively referred to as the "Credit Agreements." This opinion is delivered to you pursuant to Section 4.01(a)(ii) of each of the First Lien Credit Agreement and the Second Lien Credit Agreement, and pursuant to
Section 4.01(b)(ii) of the European Facilities Credit Agreement.

            I have reviewed or caused to be reviewed (i) the Credit Agreements,
(ii) the First Lien Guarantee and Collateral Agreement, dated as of April 8, 2005, among the

Company, the subsidiaries of the Company identified therein and JPMCB, as collateral agent, as reaffirmed and amended by the Reaffirmation Agreement, dated as of April 20, 2007, among the Company, the subsidiaries of the Company identified therein and JPMCB, as collateral agent, (iii) the Second Lien Guarantee and Collateral Agreement, dated as of April 8, 2005, among the Company, the subsidiaries of the Company identified therein and Deutsche Bank Trust Company Americas, as collateral agent ("DBTCA"), as reaffirmed and amended by the Reaffirmation Agreement, dated as of April 20, 2007, among the Company, the subsidiaries of the Company identified therein and DBTCA, as collateral agent (iv) the Collateral Agreement, dated as of March 12, 2004, among the Company, the subsidiaries of the Company identified therein and Wilmington Trust Company, as collateral agent, (v) the Accession Agreements, each of which is dated as of April 8, 2005, in respect of the Obligations (as defined under each Credit Agreement), (vi) the Master Guarantee and Collateral Agreement, dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005 and as further amended and restated as of April 20, 2007 (the "MGCA"), (vii) the perfection certificates, dated April 20,2007, delivered by the Company pursuant to Section 4.01(i)(i) of each of the First Lien Credit Agreement and the Second Lien Credit Agreement, (viii) the mortgages identified on Exhibit C, (ix) the Lenders Lien Subordination and Intercreditor Agreement, dated as of April 8, 2005, among JPMCB, as collateral agent for the First Lien Secured Parties referred to therein, Deutsche Bank Trust Company Americas, as collateral agent for the Second Lien Secured Parties referred to therein, the Company and the subsidiaries of the Company named therein, (x) the Lien Subordination and Intercreditor Agreement, dated as of March 12, 2004 (the "LSIA"), among JPMCB, as Credit Facilities Collateral Agent (as defined therein), Wilmington Trust Company, as Initial Junior Indebtedness Collateral Agent (as defined therein), the Company and the subsidiaries of the Company named therein, (xi) the Notices of Designation in respect of the Obligations (as defined under each Credit Agreement) incurred under each Credit Agreement, from the Company to JPMCB, as Credit Facilities Collateral Agent (as defined in the LSIA), and Wilmington Trust Company, as Initial Junior indebtedness Collateral Agent (as defined in the LSIA), (xii) the Amendment and Restatement Agreement, dated as of April 20, 2007 (the "Amendment Agreement"), in respect of the European Facilities Credit Agreement and the MGCA, (xiii) the Master Assignment and Acceptance, effective as of April 20, 2007, among the parties identified as assignors therein, JPMCB, as assignee, the Company and the European Facilities Borrowers, (xiv) the European Facilities Credit Agreement as in effect immediately prior to the effectiveness of the amendment and restatement thereof contemplated by the Amendment Agreement, and (xv) such corporate records, certificates and other documents, and such questions of law, as I have deemed necessary or appropriate for the purposes of this opinion. The agreements, documents and instruments referred to in clauses (i) through (xiv) are referred to in this opinion each as a "Document" and collectively as the "Documents." The Documents referred to in clauses (ii), (iii), (iv) and (vi) are referred to in this opinion collectively as the "Guarantee and Collateral Agreements".

            I have assumed that all signatures are genuine, that all documents submitted to me as originals are authentic and that all copies of documents submitted to me conform to the originals. I have assumed further that each of the Secured Parties (as defined under each of the Guarantee and Collateral Agreements) has duly authorized, executed and delivered the Documents to which it is a party and that each such Document is the valid and binding obligation of such Secured Party, enforceable against such Secured Party in accordance with its terms.

            Based upon the foregoing and subject to the qualifications and assumptions set forth below, I am of the opinion that:

            1. The Company, the Grantors identified on Exhibit A hereto and the Subsidiary Guarantors identified on Exhibit B hereto (each a "Credit Party" and together the "Credit Parties") are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization and that each Credit Party has the power and authority to execute and deliver the Documents to which it is a party and to consummate the transactions contemplated thereby.

            2. Each of the Credit Parties has duly authorized, executed and delivered the Documents to which it is a party.

            3. No consent, approval, authorization or other action by or filing with any governmental agency or instrumentality of the State of Ohio is required on the part of any Credit Party for the execution and delivery of any Document to which such Credit Party is a party or the consummation of the transactions contemplated thereby, except (i) those already obtained or made and (ii) such filings and other actions as are required to perfect the security interests and liens granted under the Documents and the other Credit Documents (as defined under each Credit Agreement).

            4. The execution and delivery by each Credit Party of each Document to which such Credit Party is a party and the consummation of the transactions contemplated thereby do not (i) violate any Ohio statute, law, rule or regulation to which such Credit Party is subject or (ii) breach the provisions of such Credit Party's certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or other organizational documents, as applicable.

            The foregoing opinion is subject to the following qualifications.

            (a) I express no opinion as to any Federal or state securities or Blue Sky laws or as to any anti-fraud laws. I express no opinion as to compliance with Federal or state securities or Blue Sky laws upon a default or realization upon the Collateral (as defined under each of the Guarantee and Collateral Agreements) under any of the Guarantee and Collateral Agreements.

            (b) I express no opinion as to any tax laws or the Employee Retirement Income Security Act of 1974.

            (c) I express no opinion as to the Federal Aviation Act of 1958, as amended from time to time and as re-codified in Title 49 of the United States Code.

            In rendering the foregoing opinions, the examination of law referred to above has been limited to, and I express no opinions as to matters under or involving any laws other than, the laws of the State of Ohio.

            This opinion is given solely for your benefit and may not be relied upon by any other person without my written consent.

                                     Very truly yours,

                                    Exhibit A

                                    Grantors

1.    Belt Concepts of America, Inc. (Delaware)

2.    Cosmoflex, Inc. (Delaware)

3.    Dapper Tire Co., Inc. (California)

4.    Divested Companies Holding Company (Delaware)

5.    Divested Litchfield Park Properties, Inc. (Arizona)

6.    Goodyear Farms, Inc. (Arizona)

7.    Goodyear International Corporation (Delaware)

8.    The Goodyear Tire & Rubber Company (Ohio)

9.    The Kelly-Springfield Tire Corporation (Delaware)

10.   Wingfoot Commercial Tire Systems, LLC (Ohio)

11.   Wingfoot Ventures Eight Inc. (Delaware)

                                    Exhibit B

                              Subsidiary Guarantors

1.    Belt Concepts of America, Inc. (Delaware)

2.    Celeron Corporation (Delaware)

3.    Cosmoflex, Inc. (Delaware)

4.    Dapper Tire Co., Inc. (California)

5.    Divested Companies Holding Company (Delaware)

6.    Divested Litchfield Park Properties, Inc. (Arizona)

7.    Goodyear Engineered Products International Inc. (Delaware)

8.    Goodyear Engineered Products Thailand Inc. (Delaware)

9.    Goodyear Farms, Inc. (Arizona)

10.   Goodyear International Corporation (Delaware)

11.   Goodyear Western Hemisphere Corporation (Delaware)

12.   The Kelly-Springfield Tire Corporation (Delaware)

13.   Wheel Assemblies Inc. (Delaware)

14.   Wingfoot Commercial Tire Systems, LLC (Ohio)

15.   Wingfoot Ventures Eight Inc. (Delaware)

                                    Exhibit C

                                    Mortgages

1. Amended and Restated First Priority Mortgage (With Power of Sale), Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20,2007 from The Goodyear Tire & Rubber Company to JPMorgan Chase Bank, N.A. regarding premises in Lawton, Oklahoma.

2. Amended and Restated First Priority Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to JPMorgan Chase Bank, N.A. regarding premises in Akron, Ohio.

3. Amended and Restated First Priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to JPMorgan Chase Bank, N.A. regarding premises in Topeka, Kansas.

4. Amended and Restated First Priority Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20,2007 from The Goodyear Tire & Rubber Company to JPMorgan Chase Bank, N.A. regarding premises in Gadsden, Alabama.

5. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20,2007 from The Goodyear Tire & Rubber Company to Mark A. Rosser, as Trustee for the benefit of JPMorgan Chase Bank, N.A. regarding premises in Union City, Tennessee.

6. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20,2007 from The Goodyear Tire & Rubber Company to James DeBoer, as Trustee for the benefit JPMorgan Chase Bank, N.A. regarding premises in Danville, Virginia.

7. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Kelly-Springfield Tire Corporation to First American Title Insurance Company, as Trustee for the benefit of JPMorgan Chase Bank, N.A, regarding premises in Fayetteville, North Carolina.

8. Amended and Restated First Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20,2007 from The Goodyear Tire & Rubber Company to First American Title Insurance Company, as Trustee for the benefit of JPMorgan Chase Bank, N.A. regarding premises in Caswell County, North Carolina.

9. Amended and Restated Second Priority Mortgage (With Power of Sale), Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20,2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas regarding premises in Lawton, Oklahoma.

10. Amended and Restated Second Priority Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of 20, 2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas regarding premises in Akron, Ohio.

11. Amended and Restated Second Priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of 20, 2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas regarding premises in Topeka, Kansas.

12. Amended and Restated Second Priority Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of 20, 2007 from The Goodyear Tire & Rubber Company to Deutsche Bank Trust Company Americas regarding premises in Gadsden, Alabama.

13. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to Mark A. Rosser, as Trustee for the benefit of Deutsche Bank Trust Company Americas regarding premises in Union City, Tennessee.

14. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to James DeBoer, as Trustee for the benefit of Deutsche Bank Trust Company Americas regarding premises in Danville, Virginia.

15. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Kelly-Springfield Tire Corporation to First American Title Insurance Company, as Trustee for the benefit of Deutsche Bank Trust Company Americas regarding premises in Fayetteville, North Carolina.

16. Amended and Restated Second Priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement, dated as of April 20, 2007 from The Goodyear Tire & Rubber Company to First American Title Insurance Company, as Trustee for the benefit of Deutsche Bank Trust Company Americas regarding premises in Caswell County, North Carolina.

                                                                       EXHIBIT F

                                     FORM OF

                        REAFFIRMATION AGREEMENT dated as of April 20, 2007 (this
                  "Agreement"), among THE GOODYEAR TIRE & RUBBER COMPANY ("Goodyear"), the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY identified as Grantors and Guarantors under the Security Documents referred to below (collectively with Goodyear, the "Reaffirming Parties") DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and JPMORGAN CHASE BANK, N.A. as Administrative Agent under the Restated Credit Agreement referred to below.

            Goodyear has requested that the Second Lien Credit Agreement dated as of April 8, 2005, among Goodyear, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Credit Agreement"), be amended and restated in the form of the Amended and Restated Second Lien Credit Agreement dated as of the date hereof among Goodyear, the Lenders party thereto, Deutsche Bank Trust Company Americas, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Restated Credit Agreement"), and that the Guarantee and Collateral Agreement (as defined in the Credit Agreement) be amended as set forth in Section l(b) below. Capitalized terms used but not defined herein have the meaning given them by the Restated Credit Agreement.

            Each of the Reaffirming Parties is party to one or more of the Security Documents referred to in the Credit Agreement, and each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Restated Credit Agreement becoming effective and the consummation of the transactions contemplated thereby. The execution and delivery of this Agreement is a condition precedent to the effectiveness of the Restated Credit Agreement and the consummation of the transactions contemplated thereby.

            In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

            SECTION 1. Reaffirmation. (a) Each of the Reaffirming Parties confirms that (i) the security interests granted by it under the Security Documents and in existence immediately prior to the Restatement Date shall continue in full force and effect on the terms of the respective Security Documents and (ii) on the Restatement Date the Obligations under the Restated Credit Agreement shall constitute "Obligations" under the Guarantee and Collateral Agreement as amended by paragraph (b) below (as so amended, the "Amended GCA") and "secured obligations" (however defined) under the other Security Documents (subject to any limitations set forth in the Amended GCA or such other Security Documents). Each party hereto confirms that the intention of the parties is that each of the Guarantee and Collateral Agreement and each other Security Document shall not terminate on the Restatement Date and shall continue in full force and effect as amended or amended and restated by the Restated Credit Agreement, this Agreement or otherwise.

            (b) The references to Section "6.06(e)" and "6.06(f)" of the Credit Agreement in Section 12.13(d) of the Guarantee and Collateral Agreement are hereby replaced with references to Section "6.04(d)".

            (c) On the Restatement Date, (i) the term "Credit Agreement", as used in the Security Documents, shall mean the Restated Credit Agreement and
(ii) the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof and words of similar import, as used in the Amended GCA, shall, unless the context otherwise requires, refer to the Guarantee and Collateral Agreement as amended hereby.

            SECTION 2. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 4. Expenses. Goodyear agrees to reimburse the Administrative Agent and the Collateral Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and other counsel for the Administrative Agent and the Collateral Agent.

            SECTION 5. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            SECTION 6. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Restated Credit Agreement or the Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Restated Credit Agreement or the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Restated Credit Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any Guarantor or any Grantor under any Security Document from any of its obligations and liabilities under the Restated Credit Agreement or the Security Documents. Each of the Restated Credit Agreement and the Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Amendment Agreement or in connection herewith and therewith.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     THE GOODYEAR TIRE & RUBBER COMPANY,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       SECOND LIEN REAFFIRMATION AGREEMENT

                                                                               5
                                     JPMORGAN CHASE BANK, N.A., as
                                     Administrative Agent,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                     DEUTSCHE BANK TRUST COMPANY
                                     AMERICAS, as Collateral Agent,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       SECOND LIEN REAFFIRMATION AGREEMENT

                             GRANTORS AND GUARANTORS

                                     BELT CONCEPTS OF AMERICA, INC.,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                     CELERON CORPORATION,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                     COSMOFLEX, INC.,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                     DAPPER TIRE CO, INC.,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       SECOND LIEN REAFFIRMATION AGREEMENT

                                     DIVESTED COMPANIES HOLDING COMPANY,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                     DIVESTED LITCHFIELD PARK PROPERTIES, INC.,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                     GOODYEAR ENGINEERED PRODUCTS CANADA, INC.,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                     GOODYEAR ENGINEERED PRODUCTS
                                     INTERNATIONAL, INC.,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       SECOND LIEN REAFFIRMATION AGREEMENT

                                   GOODYEAR ENGINEERED PRODUCTS THAILAND, INC.,

                                       by
                                           ---------------------------------
                                           Name:
                                           Title:

                                   GOODYEAR FARMS, INC.,

                                       by
                                           ---------------------------------
                                           Name:
                                           Title:

                                   GOODYEAR INTERNATIONAL CORPORATION,

                                       by
                                           ---------------------------------
                                           Name:
                                           Title:

                                   GOODYEAR WESTERN HEMISPHERE CORPORATION,

                                       by
                                           ---------------------------------
                                           Name:
                                           Title:

                                   THE KELLY-SPRINGFIELD TIRE CORPORATION,

                                       by
                                           ---------------------------------
                                           Name:
                                           Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                      SECOND LIEN REAFFIRMATION AGREEMENT

                                     WHEEL ASSEMBLIES INC.,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                     WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                     WINGFOOT VENTURES EIGHT INC.,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                     GOODYEAR CANADA INC.,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                       THE GOODYEAR TIRE & RUBBER COMPANY
                       SECOND LIEN REAFFIRMATION AGREEMENT

                                                                       EXHIBIT G

                            FORM OF RESTATEMENT DATE
                             PERFECTION CERTIFICATE

            Reference is made to (i) the Amended and Restated Second Lien Credit Agreement, dated as of April 20, 2007 (the "Credit Agreement"), among The Goodyear Tire & Rubber Company (the "Borrower"), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, and (ii) the Reaffirmation Agreement, dated as of April 20, 2007 (the "Reaffirmation Agreement"), among the Borrower, the Subsidiaries of the Borrower named therein and Deutsche Bank Trust Company Americas, as collateral agent (in such capacity, the "Collateral Agent"). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement.

            The undersigned, a Financial Officer and a legal officer, respectively, of the Borrower, hereby certifies to the Collateral Agent and each other Secured Party, as follows:

            1. Names. (a) Set forth below is the exact legal name of (i) each Domestic Subsidiary and each other North American Subsidiary, in each case other than any Subsidiary that (A) is an Excluded Subsidiary, (B) is a Consent Subsidiary, or (C) has consolidated assets not greater than $10,000,000 as of December 31, 2006, or, if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement, and (ii) any other Grantor:

            (b) Set forth below is the exact legal name of each Domestic Subsidiary and each other North American Subsidiary, in each case that (a) has consolidated assets not greater than $10,000,000, as of December 31, 2006, or, if later, as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement, and (c) is not a Consent Subsidiary or an Excluded Subsidiary:

            (c) Schedule 1 hereto sets forth the legal name of each Consent Subsidiary.

            (d) Set forth below is each legal name (other than the one provided in Section 1) that each Grantor has had in the five years preceding the Restatement Date, together with the date of the relevant change:

            (e) The following is a list of all other names (including trade names or similar appellations) used by each Grantor in connection with the conduct of its business or the ownership of its properties at any time during the five years preceding the Restatement Date:

                                                                               2

Grantor         Other Names
----------      ------------------------


            (f) Set forth below is the organizational identification number, if any, as of the date hereof, issued by the jurisdiction of formation of each Grantor that is a registered organization:

                                      Organizational
Grantor              Jurisdiction     Identification Number
---------------      ------------     -------------------------


            (g) Set forth below is the US Federal Taxpayer Identification Number of each Grantor as of the date hereof:

                Federal Taxpayer
Grantor         Identification Number
----------      ----------------------------


            2. Current Locations. (a) The chief executive office of each Grantor as of the date hereof is located at the address set forth opposite its name below:

Grantor             Mailing Address        County
---------------     -------------------    -------------


            3. Stock Ownership and other Equity Interests. Schedule 3A hereto is a true and correct list of all the Equity Interests in Subsidiaries (other than Equity Interests in Luxembourg Finance and Excluded Equity Interests) owned by any Grantor as of the date hereof and required to be pledged under the Guarantee and Collateral Agreement and the record and beneficial owners of such Equity Interests. Schedule 3B hereto is a true and correct list of all Excluded Equity Interests owned by any Grantor as of the date hereof.

            4. Debt Instruments. Schedule 4 hereto is a true and correct list of all Instruments constituting Article 9 Collateral as of the date hereof and representing Indebtedness in excess of $3,000,000.

            5. US Intellectual Property. Schedule 5(A) hereto sets forth information sufficient for filing in proper form with the United States Patent and Trademark Office with respect to all of the Material Intellectual Property of each Grantor (other than Goodyear Canada, Inc.) consisting of US Patents and US Trademarks, including the name of the registered or beneficial owner, the registration or patent number, and the registration date or date granted for each such Patent and Trademark owned by any such Grantor. Schedule 5(B) hereto sets forth information sufficient for filing in proper form with the United States Copyright Office with respect to all of each Grantor's Material Intellectual Property consisting of Copyrights, including the name of the registered owner, the registration number and the registration date of each Copyright owned by any such Grantor.

            6. Canadian Intellectual Property. Schedule 6 hereto sets forth information sufficient for filing in proper form with the Canadian Intellectual Property Office with respect to all of the Material Intellectual Property of each Grantor consisting of Canadian Trademarks, including the name of the registered or beneficial owner, the registration number and the registration date or date granted for each such owned by any such Grantor.

            7. Deposit Accounts. Schedule 7 hereto is a true and correct list of all Deposit Accounts that constitute Collateral as of the date hereof and are maintained by each Grantor, including the name of the depositary institution, the type of account and the account number (with each Deposit Account which is not part of the Lockbox System indicated by an "N").

            IN WITNESS WHEREOF, the undersigned have duly executed this perfection certificate on this _______ day of April, 2007.

                                     THE GOODYEAR TIRE & RUBBER COMPANY,

                                         by
                                             ---------------------------------
                                             Name:
                                             Title:

                                         by
                                             ---------------------------------
                                             Name: C. Thomas Harvie
                                             Title: Senior Vice President,
                                             General Counsel & Secretary

                                   SCHEDULE 1

                              Consent Subsidiaries

                                   SCHEDULE 3A

                            Pledged Equity Interests

                                   SCHEDULE 3B

                           Excluded Equity Interests

                                   SCHEDULE 4

                                Debt Instruments

                                   SCHEDULE 5A

                       Material US Patents and Trademarks

                                   SCHEDULE 5B

                             Material US Copyrights

                                   SCHEDULE 6

                          Material Canadian Trademarks

                                   SCHEDULE 7

                                Deposit Accounts